As filed with the Securities and Exchange Commission on April 27, 2022
File No. 033-19947; 811-02627
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No. 41
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 73
TALCOTT RESOLUTION LIFE INSURANCE COMPANY DC VARIABLE ACCOUNT-I
and
TALCOTT RESOLUTION LIFE INSURANCE COMPANY SEPARATE ACCOUNT TWO
(Exact Name of Registrant)
TALCOTT RESOLUTION LIFE INSURANCE COMPANY
(Name of Depositor)
1 Griffin Road North
Windsor, CT 06095
(Address of Depositor’s Principal Offices)
(860) 791-0286
(Depositor’s Telephone Number, Including Area Code)
Edmund F. Murphy III
President & Chief Executive Officer
Great-West Life & Annuity Insurance Company
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and Address of Agent for Service)
Copy To:
Stephen Roth, ESQ.
Eversheds Sutherland (USA) LLP
700 Sixth Street, NW., Suite 700
Washington, D.C. 20007-3980
Approximate date of proposed public offering:
As soon as practicable after the effective date of the registration statement.
It is proposed that this filing will become effective:
immediately upon filing pursuant to paragraph (b) of Rule 485
x	on May 2, 2022 pursuant to paragraph (b) of Rule 485
60 days after filing pursuant to paragraph (a)(1) of Rule 485 on pursuant to paragraph (a)(1) of Rule 485
this post-effective amendment designates a new effective date for a previously filed post- effective amendment.

Group Variable Annuity Contracts
Issued by Talcott Resolution Life Insurance Company
With Respect to Separate Account
DC Variable Account-I and Separate Account Two
Sub-Administered by Great-West Life & Annuity Insurance Company
Overview
This Prospectus sets forth information you should know before you purchase or become a Participant under the group variable annuity contract (the “Contract” or “Contracts”). Please read it carefully before you purchase or become a Participant under the Contract. We no longer sell the Contract. However, we continue to administer existing Contracts. The Contract provides for accumulation of Participant Account value and Annuity payments on a fixed and/or variable basis.
Talcott Resolution Life Insurance Company issues the Contracts in connection with Deferred Compensation Plans of tax-exempt and governmental employers. We can also issue the Contracts in connection with certain Qualified Plans of employers (generally tax-exempt and non-tax-exempt).
We hold Contributions to Contracts issued in connection with Deferred Compensation Plans in a Separate Account known as Talcott Resolution Life Insurance Company DC Variable Account-I (“DC-I”) during the period before annuity payouts start. When annuity payouts start, Contract values are held in our Separate Account that is known as Talcott Resolution Life Insurance Company Separate Account Two (“DC-II”). The Contracts may also contain additional separate accounts not described in this Prospectus. These additional separate accounts are not required to be registered with the Securities and Exchange Commission.
For Contracts issued in connection with Qualified Plans, we hold Contributions in DC-II during the period before annuity payouts start and during the period after annuity payouts start.
The Contracts may contain a General Account option or a different General Account contract may be issued in conjunction with the Contracts. The General Account option or contract may contain restrictions. The General Account option or contract and these restrictions are not described in this Prospectus. The General Account option or contract is not required to be registered with the Securities and Exchange Commission (“SEC”).
We allocate the Contributions to the “Sub-Accounts” as directed by the Contract Owner or Participant, as applicable. Sub-Accounts are divisions of a Separate Account. The Sub-Accounts purchase shares of underlying mutual funds (“Funds”) that have investment strategies ranging from conservative to aggressive. Because your Contributions purchase Sub-Accounts, you do not invest directly in any of the underlying Funds.
For additional information on the underlying Funds see Appendix A : Underlying Funds
If you decide to become a Contract Owner or a Participant, you should keep this Prospectus for your records. You can also call Great-West at 1-844-804-8989 to get a Statement of Additional Information, free of charge. The Statement of Additional Information contains more information about the Contract, and like this Prospectus, is filed with the SEC. We have included a Table of Contents for the Statement of Additional Information at the end of this Prospectus. Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The SEC doesn’t approve or disapprove these securities or determine if the information in this Prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense.
This Prospectus and the Statement of Additional Information can also be obtained from the SEC’s website (http://www.sec.gov).
This group variable annuity contract IS NOT:
♦A bank or credit union deposit or obligation
♦FDIC or NCUA insured
♦Insured by any federal government agency
♦Guaranteed by any bank or credit union
♦May go down in value

Prospectus Dated: May 2, 2022:

Glossary Of Special Terms
Accumulation Period: The period before the start of Annuity payouts.
Accumulation Units: If you allocate your Contributions to any of the Sub-Accounts, we will convert those payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of Participant Accounts invested in the Sub-Accounts prior to Annuitization.
Annual Maintenance Fee: An annual charge for establishing and maintaining a Participant Account.
Annuitant: The person on whose life Annuity payouts are based.
Annuitant’s Account: An account established at the beginning of the Annuity Period for making Annuity payouts under the Contracts.
Annuity: A series of payments for life or another designated period.
Annuity Commencement Date: The date we start to make Annuity payouts to you.
Annuity Period: The period during which we make Annuity payouts to you.
Annuity Unit: A unit of measure we use to calculate the value of Annuity payments under a Variable Annuity payout option.
Beneficiary: The person or persons designated to receive Contract values in the event of the Participant’s or Annuitant’s death.
Code: The Internal Revenue Code of 1986, as amended.
Contract Owner: The Employer or entity owning the Contract.
Contract Year: A period of 12 months beginning with the effective date of the Contract or with any anniversary of the effective date.
Contribution(s): The amount(s) paid or transferred to Us by the Contract Owner on behalf of Participants pursuant to the terms of the Contracts.
Date of Coverage: The date on which we receive the application on behalf of a Participant.
DC Variable Account I or DC-I: Our Separate Account, Talcott Resolution Life Insurance Company DC Variable Account-I.
DC-II: Our Separate Account, Talcott Resolution Life Insurance Company Separate Account Two.
Deferred Compensation Plan: A plan established and maintained in accordance with the provisions of section 457 of the Code and the regulations issued thereunder.
Due Proof of Death: A certified copy of the death certificate, an order of a court of competent jurisdiction, a statement from a physician who attended the deceased or any other proof acceptable to us.
Employer: A governmental or tax-exempt employer maintaining a Deferred Compensation Plan for its employees or an employer sponsoring a Qualified Plan for its employees.
Fixed Annuity: An Annuity providing for guaranteed payments which remain fixed in amount throughout the payment period and which do not vary with the investment experience of a separate account.
General Account: Our General Account that consists of all of our company assets, including any money you have invested in the General Account option. The assets in the General Account are available to the creditors of Talcott Resolution.

Great-West: Great-West Life & Annuity Insurance Company, which serves as sub-administrator of the Contracts and the Separate Account. You may contact Great-West at 1-844-804-8989, Participant_services@empower-retirement.com, or at 8515 E. Orchard Rd., Greenwood Village, CO 80111.
Great-West Administrative Office: Overnight mailing address: 8515 E. Orchard Rd., Greenwood Village, CO 80111. Standard mailing address: Empower Retirement, LLC, 8515 E. Orchard Rd., Greenwood Village, CO 80111.
Minimum Death Benefit: The minimum amount payable upon the death of a Participant prior to age 65 and before Annuity payments have started.
Participant: A term used to describe, for record keeping purposes, any employee, former employee or other eligible person with a Participant Account under the Contract Employer/Contract Owner.
Participant Account: An account to which the General Account values and the Separate Account Accumulation Units held by the Contract Owner on behalf of a Participant under the Contract are allocated.
Participant’s Contract Year: A period of twelve (12) months beginning with the Date of Coverage of a Participant and each successive 12-month period.
Plan: The Deferred Compensation Plan or Qualified Plan of an Employer.
Premium Tax: A tax or amount of tax, if any, charged by a state, federal, or other governmental entity on Contributions or Contract values.
Qualified Plan: A retirement plan of an Employer that qualifies for special tax treatment under section 401, 403 or 408 of the Code.
Separate Account: Separate Account Two of Talcott Resolution Life Insurance Company
Sub-Account Value: The value on or before the Annuity Commencement Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit value for that Sub-Account.
Surrender: Any withdrawal of Contract values.
Talcott Resolution, We, Us or Our: Talcott Resolution Life Insurance Company
Termination Value: The value of a Participant’s Account on any Valuation Day before the Annuity Commencement Date less any applicable Premium Taxes not already deducted and any applicable contingent deferred sales charges.
Valuation Day: Every day the New York Stock Exchange is open for trading. The value of a Separate Account is determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on such days.
Valuation Period: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.
Variable Annuity: An Annuity providing for payments varying in amount in accordance with the investment experience of the assets held in the underlying Funds of the Separate Account.

Important Information You Should Consider About the Contract
FEES AND EXPENSES				LOCATION IN PROSPECTUS
Charges for Early Withdrawals
You do not pay a sales charge at the time you make a Contribution to your
Participant Account. But you may pay a Sales Charge if you fully or partially surrender your Participant Account value during the first 12 years of the contract (for Separate Account DC-I) or during the first 15 years of the contract
(for Separate Account DC-II).

As of August 1, 2011, the CDSC is no longer charged for any Surrenders.
Fee Table; Contract Charges; Sales Charge
Transaction Charges	In addition to the Sales Charge, you may be charged for other transactions. These may include charges for Transfers and Premium Taxes that are imposed by a State or other government entity.			Fee Table; Contract Charges; Premium Taxes; Transfer Fee
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year.
Please refer to your Contract specifications page for information about the specific fees you will pay each year.

The fees and expenses don’t reflect advisory fees that are paid to investment advisors from the Participant Account. If such charges were reflected, such fees and expenses would be higher.
Fee Table: Participant Transaction Expenses; Annual Contract Expenses; Annual Underlying Funds Operating Expenses
	Annual Fee	Minimum	Maximum
	Base Contract[1]	0%	2.03%
	Investment options (Fund fees and expenses)[2]	0.16%	0.75%
1 As a percentage of Total Value of Participant Accounts under the Contract. [2] As a percentage of Underlying Fund assets.
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges.

	Lowest Annual Cost: $318	Highest Annual Cost: $2,389
	Assumes: Investment of $100,000 •5% annual appreciation •Least expensive Contract and Underlying Fund fees and expenses •No CDSC charge •No additional Purchase Payments, transfers, or withdrawals	Assumes: Investment of $100,000 •5% annual appreciation •Most expensive Contract and Underlying Fund fees and expenses •No CDSC charge •No additional Purchase Payments, transfers, or withdrawals
Other Plan or Participant Charges

RISKS		LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this Contract, including loss of principal and prior credited earnings.	Principal Risks
Not a Short Term Investment
The Contract is designed as a long-term accumulation Investment for retirement savings. It is not designed for short term investment and is not appropriate for an investor who needs ready access to cash.
Principal Risks
Risks Associated with Investment Options
•An investment in this Contract is subject to the risk of poor investment performance of the Underlying Funds available under the Contract.
•Each Underlying Fund has its own unique risks.
•You should review the prospectus for each Underlying Fund before making an investment decision.
Principal Risks
Insurance Company Risks
Any obligations, guarantees, and benefits of the Contract are subject to the claims- paying ability of the Talcott Resolution. If Talcott Resolution experiences financial distress, it may not be able to meet its obligations to you. More information about Talcott Resolution, including its financial strength ratings, is available upon request. You may make such request by calling 844-804-8989 or visiting https://www.talcottresolution.com
Principal Risks
RESTRICTIONS		LOCATION IN PROSPECTUS
Investments	Talcott may add or remove an Underlying Fund as an investment option under the Contract or to limit its availability to new Contributions or Transfers of Participant Account Value.	Changes of the Funds and The Separate Account
Optional Benefits
Loans will have a permanent effect on the Participant’s Account because the investment results of each Sub-account will apply only to amounts remaining in the Sub-accounts. A loan that is not repaid will also reduce the death benefit.

If the Participant elects to pay third-party advisory fees out of the Contract, they may be subject to federal and state taxes, and a 10% federal tax penalty may apply if the Participant is under age 59 1∕2.
Description of the Contracts – Transfers between Sub- Accounts; Restrictions on Sub-Account Transfers
TAXES		LOCATION IN PROSPECTUS
Tax Implications
•You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.
•Because you purchase the Contract through a qualified retirement plan, it does not provide any additional tax benefit.
•Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59 1∕2.
Federal Tax Considerations
CONFLICTS OF INTEREST		LOCATION IN PROSPECTUS
Investment Professional Compensation
Your registered representative may receive compensation in the form of commissions for selling this Contract to you. Such compensation may influence your registered representative to recommend this Contract over another investment.
Distribution
Exchanges
Because this Contract is no longer available for sale, it should not be offered to you in exchange for another annuity contract that you own. But you should be aware, in general, that some investment professionals have a financial incentive to offer you a new contract in place of the one that you own. You should exchange an annuity contract only if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new annuity contract rather than continue to own the existing annuity contract.
N/A

Overview of the Contract
Purpose
The Contract is designed for purchase by sponsors of retirement plans established under Sections 403(b), 457, and 408 of the Code as an investment option for their participants. The Contract offers a number of Underlying Funds in which participants may invest through the Sub-Accounts. A General Account Option that guarantees payment of a minimum interest rate may also be available.
Phases of the Contract
The Contract has two periods: 1) the Accumulation Period and (2) the Annuity Period:
During the Accumulation Period, the Employer makes Contributions to the Contract on behalf of Plan Participants that Participants may allocate among the Sub-Accounts and, if available through the Plan, to the General Account Option. For additional information about the Underlying Funds available for investment through the Sub-Accounts, see Appendix A: Underlying Funds, at the back of this prospectus. For Deferred Compensation Plans, Contributions are allocated to DC-I during the Accumulation Period. For Qualified Plans, Contributions are allocated to DC-II during the Accumulation Period.
During the Accumulation Period, participants may request full or partial surrenders of their Participant Account value. In addition, participants may be able to request a loan from their Participant Account value.
The Accumulation Period ends on the Annuity Commencement Date when annuity payments begin. A Participant selects an Annuity Commencement Date and an Annuity Payout Option. The Contract provides five annuity options, which may be selected on either a Fixed or Variable Annuity basis or a combination thereof. For Deferred Compensation Plans, there is an automatic transfer of all DC-I values from the Participant Account to DC-II to establish an Annuitant Account.
During the Annuity Period, neither partial nor full surrenders are permitted except from annuities under Annuity Payout Option No. 5 - Payments for a Designated Period – that are selected on a variable basis. Nor may Participants request a loan during the Annuity Period.
Contract Features
Death Benefit: In the event that a participant dies during the Accumulation Period, the Contract pays a death benefit equal to the Participant Account Value, less any outstanding charges and loan balances. The form of the death benefit payable is subject to any limitation imposed by the Plan and the terms of the Contract.
Withdrawal Options: Full and Partial Surrenders are permitted during the Accumulation Period. They are allowed during the Annuity Period only from an annuity under Option No. 5 – Payments for a Designated Period – that is selected on a variable basis.
Loans: Participants may request loans under certain Plans. To obtain a loan, the participant must enter into an agreement with the Contract administrator that describes the terms, conditions and fees or charges of the loan. The Plan may restrict the amount of Participant Account value available for a loan. See the more detailed section “Participant Loans”.
Systemic Withdrawal Option: If permitted by Internal Revenue Service Regulations and the Plan, Participants who have terminated their employment with the Employer may elect systemic withdrawals based on a specific payment of amount, the frequency of payments and the duration of payments, while remaining in the Accumulation Period.

FEE TABLE
The following tables describe the fees and expenses that a Contract Owner will pay when purchasing, owning and surrendering the Contract or, if you are a Participant, when opening, holding and surrendering a Participant Account under the Contract. In addition to the fees described below, the Contract Owner may direct us to deduct additional fees for certain Plan related expenses (see “Plan Related Expenses” under the section entitled “Contract Charges”).
If you are a Contract Owner, this table describes the fees and expenses that you will pay at the time that you purchase the Contract or Surrender the Contract. If you are a Participant, this table describes the fees and expenses that you will pay at the time that you open a Participant Account or surrender a Participant Account under the Contract. Charges for state Premium Taxes may also be deducted when you contribute to the Contract, upon Surrender or when we start to make Annuity payouts.
Fee Table A below lists the applicable fees and expenses for the current series of the Contract. Fee Table B below lists the applicable fees and expenses for a prior series of the Contract. To determine the Fee Table applicable to you, you may refer to your Contract or Plan disclosure documents or contact your Plan, Employer, or Great-West.
FEE TABLE A: Current Contract Series
Participant Transaction Expenses
Maximum Sales Load on Purchases	None
Maximum Surrender Charge (as a % of Participant Account value Surrendered) (1)	5%
Transfer Fee (2)	$5
The next table describes the fees that you will pay each year during the time that hold Participant Account value under the Contract (not including Underlying Fund fees and expenses).
Annual Contract Expenses
	Maximum Fee	Minimum Fee
Annual Maintenance Fee (DC-I) Annual Maintenance Fee (DC-II)(3)	None $25	None $0
Base Contract Fee (as a percentage of average daily Sub-Account value) (DC- I)(4) Base Contract Fee (as a percentage of average daily Sub-Account value) (DC-II)	0.90% 1.25%	0.00% 0.00%
This table shows the minimum and maximum Total Annual Fund Operating Expenses charged by the underlying Funds that you may pay on a daily basis during the time that you own the Contract or have a Participant Account under the Contract. More details concerning each underlying Fund’s fees and expenses is contained in the prospectus for each Fund.
Annual Underlying Funds Operating Expenses	Minimum	Maximum
Expenses that are deducted from Underlying Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses	0.16%	0.75%

(1)
 Effective August 1, 2011, The Sales Charge was removed from the Contracts, and ceased to apply to all Surrenders after August 1, 2011. For Surrenders prior to August 1, 2011, the following applied:

Each Participant Account has its own Sales Charge schedule. The percentage of the Sales Charge depends on the number of Participant’s Contract Years completed with respect to the Participant’s Account before the Surrender. We waive the Sales Charge on certain types of Surrenders. See the Sales Charge in the Charges and Fees Section of this Prospectus.
Sales Charge (as a percentage of amounts Surrendered)
Contracts under which variable account Contributions are held under DC-I during the Accumulation Period:
During the First through Sixth Year	5%
During the Seventh through Eighth Year	4%
During the Ninth through Tenth Year	3%
During the Eleventh through Twelfth Year	2%
During the Thirteenth Year and thereafter	0%
Contracts under which variable account Contributions are held under DC-II during the Accumulation Period:
During the First through Eighth Year	5%
During the Ninth through Fifteenth Year	3%
During the Sixteenth Year and thereafter	0%

(2)
 The Transfer Fee applies to each transfer in excess of 12 made in a Participant Contract Year. We currently waive the Transfer Fee.
(3)
 We deduct this $25 annual maintenance fee from each Participant Account on a quarterly basis. We deduct 25 percent of the annual fee on the last Valuation Day of each quarter, or from the proceeds of a full surrender of a Participant Account. We deduct the fee proportionately from the Sub-Accounts and any General Account value in a Participant Account.
(4)
 The Base Contract Fee consists of the Mortality and Expense Risk and Administrative Charge, which is deducted daily at an annual rate against all Contract Values in the Sub-Accounts. The Mortality and Expense Risk and Administrative Charge under Separate Account DC-I is 0.75% of the average daily Sub-Account values in DC-I for contract values under eligible Contracts that exceed $50 million.
We may eliminate or change the Transfer Fee, Sales Charge, Annual Maintenance Fee, and Mortality and Expense Risk and Administrative Charge. (See “Experience Rating under the Contracts” and “Negotiated Charges and Fees”). We may also deduct a charge for Premium Taxes at the time of Surrender.
We have issued a Contract supported by DC-II to Hartford Fire Insurance Company for the Hartford Insurance Group Employer Sponsored Individual Retirement Account (“HIG IRA”). We make no deductions from the HIG IRA Contract for mortality and expense risk charges; however we deduct 0.15% from the average daily Sub-Account value of the HIG IRA Contract for certain administrative undertakings.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Participant administrative expenses, Base Contract Expenses and Underlying Fund fees and expenses.
Please note that there may be additional extra-contractual fees and charges that are not reflected in the Example, such as custodian or advisory fees that are plan and/or participant specific. Depending on the type of charge, these may reduce only your Participant Account Value, and/or could have tax consequences. See the section “Plan Related Expenses” later in this Prospectus.

The Example assumes that you invest $100,000 under the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	If you Surrender your Contract at the end of the applicable time period
Mortality and Expense Risk and Administrative Charge	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
1.25% (DC-II)……………………..	$6,720	$11,357	$15,991	$26,671
0.90% (DC-I)……………………..	$6,357	$10,243	$14,035	$22,666
0.15% (HIG IRA)………………….	$5,649	$7,955	$10,126	$14,353

	If you annuitize at the end of the applicable time period
Mortality and Expense Risk and Administrative Charge	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
1.25% (DC-II)……………………..	$2,050	$6,382	$10,968	$23,647
0.90% (DC-I)……………………..	$1,691	$5,243	$9,035	$19,666
0.15% (HIG IRA)………………….	$923	$2,931	$5,102	$11,329

	If you do not Surrender your Contract
Mortality and Expense Risk and Administrative Charge	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
1.25% (DC-II)……………………..	$2,075	$6,407	$10,993	$23,672
0.90% (DC-I)……………………..	$1,691	$5,243	$9,035	$19,666
0.15% (HIG IRA)………………….	$948	$2,956	$5,127	$11,354
FEE TABLE B: Prior Contract Series
Participant Transaction Expenses
Maximum Sales Load on Purchases	None
Maximum Surrender Charge (as a % of Participant Account value Surrendered) (5)	7%
Transfer Fee (6)	$5
The next table describes the fees that you will pay each year during the time that hold Participant Account value under the Contract (not including Underlying Fund fees and expenses).
Annual Contract Expenses
	Maximum Fee	Minimum Fee
Annual Maintenance Fee (7)	$10	$0
Base Contract Fee (as a percentage of average daily Sub-Account value) (8)	2%	1.25%

(5)
 Contributions made to a Participant’s Individual Account pursuant to the terms of the prior contracts are subject to the following deductions:
Aggregate Contribution Amounts to the Sub-Accounts’ Invested*	Total Deduction	Sales Expenses	Minimum Death Benefit	Total as % of Net Amount
Deductions	Portion Representing
On the first $2,500	7.00%	6.25%	.75%	7.53%
On the next $47,500	3.50%	2.75%	.75%	3.63%
On the next $50,000	2.00%	1.25%	.75%	2.04%
On the excess over $100,000	1.00%	.25%	.75%	1.01%

*
 This illustration does not assume the payment of any Premium Taxes.
Under the schedule of deductions shown above, all amounts contributed on behalf of a Participants Individual Account to the Bond Fund and Stock Fund Sub-Accounts are aggregated to determine if a particular level of deductions has been reached. Thus, if a Contribution has been made on behalf of a Participant’s Account in the amount of $100 and total Contributions of $2,450 have already been made on his or her behalf, the first $50 of the payment will be subject to a deduction of 7.00% and the remainder to a percentage of 3.50%.
Notwithstanding the above, on variable only contracts and on combination fixed and/or variable contracts where the annualized stipulated purchase payments or Contributions with respect to all Participants shall equal or approximate $250,000 at the end of the second anniversary of the contract, the sales and minimum death benefits deduction on the aggregate Contributions up to and including $2,500 with respect to each Participant shall be at the rate of 5% rather than 7%.
Talcott Resolution reserves the right to limit any increase in the Contributions made to a Participant’s Individual Account to not more than three times the total Contributions made on behalf of such Participant during the initial 12 consecutive months of the Account’s existence under the contract of the present guaranteed deduction rates. Increases in excess of those described will be accepted only with the consent of Talcott Resolution and subject to the then current deductions being made for Sales Charges, the Minimum Death Benefit guarantee and mortality and expense undertaking.
Each contract provides for experience rating of the deduction for sales expenses and/or the Annual Maintenance Fee. In order to experience rate a contract, actual sales costs applicable to a particular contract are determined. If the costs exceed the amounts deducted for such expenses, no additional deduction will be made. If, however, the amounts deducted for such expenses exceed actual costs, Talcott Resolution, in its discretion, may allocate all, a portion, or none of such excess as an experience rating credit. If such an allocation is made, the experience credit will be made as considered appropriate: (1) by a reduction in the amount deducted from subsequent contributions for sales expenses; (2) by the crediting of a number of additional Accumulation Units or by Annuity Units, as applicable, without deduction of any sales or other expenses therefrom; (3) or by waiver of the Annual Maintenance Fees or by a combination of the above. To date experience rating credits have been provided on certain cases.
(6)
 The Transfer Fee applies to each transfer in excess of 12 made in a Participant Contract Year. We Currently waive the Transfer Fee.
(7)
 This fee will be deducted from the value of each such account on the last business day of each calendar year; provided, however, that if the value of a Participant’s Individual Account is redeemed in full at any time before the last business day of the each Participant’s Contract year, then the Annual Maintenance Fee charge will be deducted from the proceeds of such redemption. No contract fee deduction will be made during the Annuity Payment period under the contracts.

In the event that the Contributions made on behalf of a Participant are allocated partially to the fixed annuity portion of the Participant’s Individual Account and partially to the variable annuity portion of the Participant’s Individual Account, then the Annual Maintenance Fee will be deducted first from the value of the fixed annuity portion of the Participant’s Individual Account. If the value of the fixed annuity portion of the Participant’s Individual Account is insufficient to pay the fee, then any deficit will be deducted from the value of the variable annuity portion of the Participant’s Individual Account in the following manner: if there are no accumulation units in the General Account or if their value is less than $10.00, the General Account portion of an account will be made against values held in the

Hartford Stock HLS Fund Sub-Account of DC-I. If the Hartford Stock HLS Fund Sub-Account values are insufficient to cover the fee, the fee shall be deducted from the account values held in the Hartford Total Return Bond HLS Fund Sub-Account of DC-I. The fee is not applicable to the Hartford Ultrashort Bond HLS Fund Sub-Account where available. In the even that the Contributions made on behalf of a Participant are allocated partially to the General Account and partially to the Separate Account, the Annual Maintenance Fee will be charged against the Separate Account and General Account on a pro rata basis.
(8)
 The Base Contract Fee consists of the Mortality and Expense Risk and Administrative Charge, which is deducted daily at an annual rate against the average daily assets held under the DC-I and DC-II separate accounts.
This table shows the minimum and maximum Total Annual Fund Operating Expenses charged by the underlying Funds that you may pay on a daily basis during the time that you own the Contract or have a Participant Account under the Contract. More details concerning each underlying Fund’s fees and expenses is contained in the prospectus for each Fund.
Annual Underlying Funds Operating Expenses	Minimum	Maximum
Expenses that are deducted from Underlying Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses	0.16%	0.75%

EXAMPLE (Prior Contract Series)
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Participant administrative expenses, Base Contract Expenses and Underlying Fund fees and expenses.
Please note that there may be additional extra-contractual fees and charges that are not reflected in the Example, such as custodian or advisory fees that are plan and/or participant specific. Depending on the type of charge, these may reduce only your Participant Account Value, and/or could have tax consequences. See the section “Plan Related Expenses” later in this Prospectus.
The Example assumes that you invest $100,000 under the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	If you Surrender your Contract at the end of the applicable time period
Mortality and Expense Risk and Administrative Charge	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
2.00% ……………………..	$5,666	$11,509	$17,607	34,046

	If you annuitize at the end of the applicable time period
Mortality and Expense Risk and Administrative Charge	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
2.00% ……………………..	$2,819	$8,661	$14,759	31,198

	If you do not Surrender your Contract
Mortality and Expense Risk and Administrative Charge	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
2.00%……………………..	$2,829	$8,671	$14,769	$31,208

Principal Risks of Investing in the Contract
Not a Short Term Investment Vehicle. The Contract is designed for retirement savings or other long-term purposes. It is not appropriate for investors who need ready access to cash.
Risks Associated with Underlying Funds. The value of your investment and any returns will depend on the performance of the Underlying Fund(s) you select. You bear the risk of any decline in your Participant Account value resulting from the Underlying Fund(s)’ performance.
Company’s Claims Paying Ability. Guarantees and benefits provided by the Talcott Resolution are subject to the financial strength and claims paying ability of the company. If the Talcott experiences financial difficulty, it may not be able to make guaranteed payments that exceed the assets in the Separate Account.
Deduction of Third-Party Advisory Fees. Risks relating to the deduction of advisory fees will reduce your Participant Account Value and subject to state and federal income tax, as well as a 10% federal penalty tax if the Participant is under age 59 1/2.
Limitations on Surrenders and Withdrawals. During the first 12 (for DC-I) and first 15 (DC-II) Contract Years, we will deduct a contingent deferred Sales Charge if you surrender or take a withdrawal from the Contract. You should purchase the Contract only if you have the ability to keep it in force for a substantial period of time.
Contract Suspension. The Contract may be suspended where new Contributions and new Participant Accounts will not be accepted.
Tax Consequences. Withdrawals are generally taxable as ordinary income. Withdrawals before age 59 1∕2 may be subject to a tax penalty.
Cyber Security and Business Continuity Risk. Because Our variable product business is highly dependent upon the effective operation of Our computer systems and those of Our business partners, Our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such system failures and cyber-attacks affecting Us, the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect Us and your interest in the Contract. For instance, system failures and cyber-attacks may interfere with Our processing of Contract transactions, including the processing of orders from Our website or with the Underlying Funds, impact Our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject Us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your Contract to lose value. There may also be an increased risk of cyber-attacks during periods of geopolitical or military conflict (such as Russia's invasion of Ukraine and the resulting response by the United States and other countries). There can be no assurance that e or the Underlying Funds or Our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.
We are also exposed to risks related to natural and man-made disasters and catastrophes, such as storms, fires, earthquakes, epidemics and terrorist acts, which could adversely affect Our ability to administer the Contracts. Natural and man-made disasters, such as the recent spread of COVID-19, may require a significant contingent of Our employees to work from remote locations. During these periods, we could experience decreased productivity, and a significant number of Our workforce or certain key personnel may be unable to fulfill their duties. In addition, system outages could impair Our ability to operate effectively by preventing the workforce from working remotely and impair Our ability to process Contract-related transactions or to calculate Contract values.
The Company outsources certain critical business functions to third parties and, in the event of a natural or man-made disaster, relies upon the successful implementation and execution of the business continuity planning of such entities. While the Company closely monitors the business continuity activities of these third parties, successful implementation and execution of their business continuity strategies are largely beyond the Company’s control. If one or more of the third parties to whom the

Company outsources such critical business functions experience operational failures, the Company’s ability to administer the Contract could be impaired.
Talcott Resolution Life Insurance Company
Talcott Resolution Life Insurance Company (formerly named Hartford Life Insurance Company) is a stock life insurance company. It is authorized to do business in all states of the United States and the District of Columbia. Talcott Resolution was originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Its executive offices are located at 1 Griffin Road North, Windsor, CT 06095.
On January 1, 2013, Talcott Resolution entered into a reinsurance agreement and administrative services agreement with Massachusetts Mutual Life Insurance Company (“MassMutual”) to re-insure the obligations of Talcott Resolution under the Contracts and to provide administration of the Contracts.
On December 20, 2020, MassMutual entered into a reinsurance agreement and subcontractor administrative services agreement with Great-West Life & Annuity Insurance (“Great-West”) further to re-insure the obligations of Talcott Resolution under the Contracts and to provide administration of the Contracts.
Great-West has primary responsibility for administration of the Contract and the Separate Account. Great-West or its affiliates may also provide recordkeeping and other service to the Plan for which they receive compensation from Plan assets.
On June 30, 2021, pursuant to the Agreement and Plan of Merger dated as of January 18, 2021, by and among Sutton Holdings Investments, Ltd. (“Buyer”), Sutton Holdings Merger Sub, L.P., Hopmeadow Holdings, LP (“HHLP”) and Hopmeadow Holdings GP LLC, the owners of HHLP sold all of the issued and outstanding equity interests in HHLP, a parent of Talcott Resolution Life Insurance Company, to Buyer, an affiliate of Sixth Street, a global investment firm. Talcott Resolution is ultimately controlled by A. Michael Muscolino and Alan Waxman.
Financial Condition of Talcott Resolution
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.talcottresolution.com or visiting the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.
The Separate Account
Talcott Resolution Life Insurance Company Separate Account DC Variable Account-I (“DC-I”) and Talcott Resolution Life Insurance Company Separate Account Two (“DC-II”) are where we set aside and invest assets of some of our annuity contracts, including the Contracts. We hold Contributions to Contracts issued in connection with Deferred Compensation Plans in DC-I during the Accumulation Period and in DC-II during the Annuity Period. We hold Contributions to Contracts issued in connection with Qualified Plans in DC-II during both the Accumulation Period and the Annuity Period. The assets of DC-I and DC-II were transferred from Hartford Variable Annuity Life Insurance Company Separate Account DC-I and Separate Account DC-II, respectively, on December 31, 1987.
Each Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. Each Separate Account is divided into Sub-Accounts. Each Sub-account invests in a single class of shares of an Underlying Fund, which is a separate mutual fund having its own investment objectives and policies and is registered with the SEC as an open-end management investment company or portfolio thereof. We do not guarantee the investment performance of the Sub-Accounts. Your Participant Account value allocated to the Sub-Accounts will vary with the investment performance of the Underlying Funds. You bear the full investment risk for all Contributions allocated to the Sub-Accounts of the Variable Account.
Income, gains and losses credited to, or charged against, a Sub-Account reflect the Sub-Account’s investment experience and not the investment experience of Talcott Resolution’s other assets. Assets of each Separate Account may not be used to pay any liabilities of Talcott Resolution other than those arising under the Contract.
Underlying Funds
Each Underlying Fund is registered with the SEC as a diversified open–end management investment company under the 1940 Act. But the SEC does not supervise their management, investment practices or policies. The (i) name of each Underlying Fund, (ii) its investment objective, (iii) investment adviser and any sub-adviser, (iv) current expenses and (v) performance information is provided in Appendix A: Underlying Funds. Not all Underlying Funds may be available in all states.

The Underlying Fund each issues a prospectus, which contains additional important information about the Fund. You may obtain copies of the prospectuses for the Underlying Funds by contacting Great-West at 1-844-804-8989.
For Contracts issued in connection with Employer-sponsored retirement plans, the Contract owner decides which Sub-Accounts described in this prospectus are available to Participants. As a result, if you are a Participant in an Employer-sponsored Plan, you may not be able to allocate Contributions to all the Sub-Accounts described in the Prospectus. For additional information about the Sub-Accounts available to you, please refer to materials describing your employer’s Plan.
The Contract may contain a General Account option. The General Account option has certain restrictions. Neither the General Account option nor these restrictions are described in this prospectus. The General Account option is not required to be registered with the SEC
Fees and Payments Received by Talcott Resolution from the Fund Families
On January 1, 2013, Talcott Resolution entered into a reinsurance agreement with Massachusetts Mutual Life Insurance Company (“MassMutual”) to reinsure the obligations of Talcott Resolution under the Contracts and to provide all of the administrative services necessary to support the Contracts. In this role, MassMutual receives all charges, fees, payments and compensation described in this Prospectus as payable to Talcott Resolution. On December 31, 2020, MassMutual entered into a reinsurance agreement with Great-West Life & Annuity Insurance Company (“Great-West”) to further reinsure the obligations of Talcott Resolution under the Contracts. MassMutual also entered into an administrative services agreement and subcontract services agreement for Great-West to provide all of the administrative services necessary to support the Contracts. Under these arrangements, Great-West now receives (through MassMutual) all charges, fees, payments and compensation described in this Prospectus as payable to Talcott Resolution.
The Contracts are no longer available for sale. The MassMutual affiliate formerly responsible for marketing and selling the Contracts continues to pay sales commissions and other compensation to financial intermediaries for sales and marketing activities related to the Contracts.
Talcott Resolution receives substantial fees and payments with respect to the Underlying Funds that are offered as Sub-Accounts to your Plan through the Contract. These types of fees and payments, which are sometimes called “revenue sharing” payments, are among a number of factors considered when deciding to include a fund in the menu of Underlying Funds offered through the Contract. All of the Underlying Funds on the overall menu make payments to Talcott Resolution or an affiliate. These fees and payments under agreements between Talcott Resolution and the principal underwriters, transfer agents, investment advisers and/or other entities related to the Funds may be in amounts up to 0.80% of assets invested in a Underlying Fund. The fees and payments may include asset based sales compensation and service fees under distribution and/or servicing plans adopted by funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. They may also include administrative service fees and additional payments, expense reimbursements and other compensation. The fees may result in a profit to the extent they exceed expenses, including the expenses of paying compensation to broker-dealers, financial institutions and other persons for selling the Contracts.
Not all fund families pay the same amount of fees and compensation to Us and not all Funds pay according to the same formula. Because of this, the amount of the fees and payments received by Talcott Resolution varies by Fund and Talcott Resolution may receive greater or less fees and payments depending on which variable investment options your Plan selects.
For information on which Underlying Funds pay Talcott Resolution such fees and at what level, please visit https://plan.empower-retirement.com/plancloudws/fundprospectus or call 1-844-804-8989. Written information will be provided upon request.
Endorsement/Sponsorship Fees Paid By Talcott Resolution
Great-West, as sub-administrator for the Talcott Resolution Contracts, has entered into endorsement/sponsorship arrangements with the National Association of Police Organizations (NAPO), Fraternal Order of Police (FOP), and National Association of Government Defined Contribution Administrators (NAGDCA). Under the arrangements, Great West pays endorsement/sponsorship fees to NAPO, FOP and NAGDCA, which allows Great West to advertise its retirement products and services to their member organizations and individuals.
For additional information on the amount of fees and payments made by Great-West, as sub-administrator for the Talcott Resolution Contracts, please call 1-844-804-8989. Written information will be provided upon request.
Voting Rights
Talcott Resolution is the legal owner of all Underlying Fund shares held in the Separate Account and has the right to vote at the Fund’s shareholder meetings.

As Sub-administrator of the Separate Account, Great-West has assumed responsibility of voting the shares of the Underlying Funds on behalf of Talcott Resolution. To the extent required by federal securities laws or regulations, we will:
• Notify the Contract Owner or Participant of any Fund shareholders’ meeting if the shares held for the Contract may be voted;
•Send proxy materials and a form of instructions to the Contract Owner or Participant that may be used to provide instructions on how to vote the Fund shares held for the Contract;
•Arrange for the handling and tallying of proxies received from Contract Owners or Participants;
•Vote all Fund shares attributable to a Contract according to instructions received from the Contract Owner or Participant; and
•Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.
All Fund shares for which no voting instructions are received will be voted in the same proportion as shares for which voting instructions have been received may result in a small number of Contract Owners or Participants determining the outcome of a proposal subject to a shareholder vote.
If any federal securities laws or regulations, or their present interpretation, change to permit voting shares without obtaining Contract Owner or Participant instructions, , Great-West may decide to do so. Contract Owners or Participants may attend any shareholder meeting at which shares held for their Contract may be voted.
During the Annuity Period under a Contract, the number of votes will decrease as the number of shares in the Underlying Funds held to fund the Annuity benefits decrease.
Changes to the Funds and Separate Account
We reserve the right, subject to any applicable law, to substitute the shares of any other registered investment company for the shares of any Fund held by the Separate Account. Substitution may occur if shares of the Fund(s) become unavailable or due to changes in applicable law or interpretations of law or as we deem appropriate. Current law requires notification to you of any such substitution and approval of the Securities and Exchange Commission. We also reserve the right, subject to any applicable law, to offer additional Sub-Accounts with differing investment objectives, and to make existing Sub-Account options unavailable under the Contracts in the future.
We may offer additional separate account options from time to time under these Contracts. Such new options will be subject to the then in effect charges, fees, and or transfer restrictions for the Contracts for such additional separate accounts.
Additional Separate Accounts Offered Under The Contracts
Important information you should know: The Contracts may contain additional separate accounts. The portion of the Contract relating to additional separate accounts is not registered under the 1933 Act and the additional separate accounts are not registered as investment companies under the 1940 Act. Neither the additional separate accounts nor any interest in the additional separate accounts is subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the Securities and Exchange Commission has not reviewed the disclosure regarding any of the additional separate accounts. The following disclosure about the additional separate accounts may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosure.
Additional separate accounts may be offered under the Contracts. These separate accounts and their sub-accounts are not described in this Prospectus. Contract fees and charges will generally apply, including contingent deferred sales charges, mortality expense risk and administrative charges, and other charges. These charges may be similar to or different from the fees and charges described in this Prospectus with respect to the Separate Accounts. If additional separate accounts are available under a Contract, you may allocate Contract values to sub-accounts within the additional separate accounts, subject to any restrictions that may apply. Call 1-800-528-9009 for more information on additional separate accounts.
General Account Option
Important information you should know: The portion of the Contract relating to the General Account option is not registered under the Securities Act of 1933 (“1933 Act”) and the General Account option is not registered as an investment company under the Investment Company Act of 1940 (“1940 Act”). Neither the General Account option nor any interest in the General Account option is subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the Securities and Exchange Commission has not reviewed the disclosure regarding the General Account option.
The General Account option is part of our General Account that includes our company assets. Contributions and Contract values allocated to the General Account option are available to our general creditors.
Declared Rate of Interest
We credit interest on Contributions made to the General Account at a rate we declare for the calendar quarter in which they are received. We determine the declared interest rate for any quarter. We may change the declared interest rate for any subsequent quarter in our discretion.
We will guarantee the declared interest rate for any quarter to the end of that calendar year. Any change in the declared interest rate will be declared before the start of the quarter.
Guaranteed Rate of Interest
For each subsequent calendar year, We will credit each Contribution with interest at a rate guaranteed for the entire year (the “Guaranteed Interest Rate”). The Guaranteed Interest Rate for a calendar year will be determined at the end of the preceding calendar year. We may, from time to time, credit interest at rates in excess of the Guaranteed Interest Rate.
Distributions and Transfers
Distributions and transfers from the General Account within a reasonable period of time after a Participant request is received at the Great WestAdministrative Office. However, under certain conditions, transfers from the General Account may be limited or deferred. Distributions may be subject to a contingent deferred Sales Charge and may be deferred.
The General Account is subject to Talcott Resolution’s claims-paying ability. Investors must look to the strength of the insurance company with regard to insurance company guarantees. Talcott Resolution’s ability to honor all guarantees under the Contract is subject to its claims-paying capabilities and/or financial strength.
Contract Charges
Sales Charge
The Sales Charge applicable to you depends on whether you have the current Contract series or the prior Contract series.
Sales Charge (Current Contract Series)
Effective August 1, 2011, the Sales Charge was removed from the Contracts and we no longer assess any Sales Charge when you partially or fully Surrender the Contract. Before August 1, 2011, the following was applicable:
The Sales Charge covers some of the expenses relating to the sale and distribution of the Contracts, including:
•the cost of preparing sales literature,
•commissions and other compensation paid to broker dealers and their registered representatives, and
•other promotional and distribution related activities.
If the Sales Charge is not sufficient to cover sales and distribution expenses, we pay those expenses from our general assets, including surplus. Surplus might include profits resulting from unused mortality and expense risk charges.
We do not deduct a Sales Charge at the time Contributions are made to the Contract. We may assess a Sales Charge when you partially or fully Surrender amounts held in your Participant Account under the Contract. The Sales Charge is based on the amount you choose to Surrender from your Participant Account and the number of Participant Contract Years completed with respect to your Participant Account before the Surrender. For Contracts for which contributions are held under DC-I during the Accumulation Period, the following Sales Charges will be deducted as follows:
Contract Years	Sales Charge as a percentage of Participant Account value Surrendered
During the First through the Sixth Year	5%
During the Seventh through Eighth Year	4%
During the Ninth through Tenth Year	3%
During the Eleventh through Twelfth Year	2%
Thirteenth Year and thereafter	0%
For Contracts for which contributions are held under DC-II during the Accumulation Period, the following Sales Charges will be deducted as follows:
Contract Years	Sales Charge as a percentage of Participant Account value Surrendered
During the First through the Eighth Year	5%
During the Ninth through Fifteenth Year	3%
Sixteenth Year and thereafter	0%
Effective August 1, 2011, the Sales Charge was removed from the Contracts and we no longer assess any Sales Charge when you partially or fully Surrender the Contract.
We may reduce the amount or term of the Sales Charge (See “Experience Rating under the Contracts” and “Negotiated Charges and Fees”).
When you request a full Surrender, the Sales Charge is deducted from the amount Surrendered and the balance is paid to you.
➣ Example: You request a full Surrender when the value of your Participant Account is $1,000 and the applicable Sales Charge is 5%: Your Sub-Account(s) will be surrendered by $1,000 and you will receive $950 (i.e., the $1,000 Surrender less the 5% Sales Charge.
If you request a partial Surrender and ask for a specific dollar amount, the Sales Charge will be calculated on the total amount that must be withdrawn from your Sub-Account(s) to provide you with the amount requested.
➣ Example: You ask for $1,000 when the applicable Sales Charge is 5%: Your Sub-Account(s) will be reduced by $1,052.63 (i.e., a total withdrawal of $1,052.63 made up of $52.63 in Sales Charge plus the $1,000 you requested). The net amount of $1,000 is paid to you.
Sales Charge (Prior Contract Series)
Contributions made to a Participant’s Individual Account pursuant to the terms of the prior contracts are subject to the following deductions:
Aggregate Contribution Amounts to the Sub-Accounts’ Invested*	Total Deduction	Sales Expenses	Minimum Death Benefit	Total as % of Net Amount
Deductions	Portion Representing
On the first $2,500	7.00%	6.25%	.75%	7.53%
On the next $47,500	3.50%	2.75%	.75%	3.63%
On the next $50,000	2.00%	1.25%	.75%	2.04%
On the excess over $100,000	1.00%	.25%	.75%	1.01%

*
 This illustration does not assume the payment of any Premium Taxes.
Under the schedule of deductions shown above, all amounts contributed on behalf of a Participants Individual Account to the Bond Fund and Stock Fund Sub-Accounts are aggregated to determine if a particular level of deductions has been reached. Thus, if a Contribution has been made on behalf of a Participant’s Account in the amount of $100 and total Contributions of $2,450 have already been made on his or her behalf, the first $50 of the payment will be subject to a deduction of 7.00% and the remainder to a percentage of 3.50%.

Notwithstanding the above, on variable only contracts and on combination fixed and/or variable contracts where the annualized stipulated purchase payments or Contributions with respect to all Participants shall equal or approximate $250,000 at the end of the second anniversary of the contract, the sales and minimum death benefits deduction on the aggregate Contributions up to and including $2,500 with respect to each Participant shall be at the rate of 5% rather than 7%.
Talcott Resolution reserves the right to limit any increase in the Contributions made to a Participant’s Individual Account to not more than three times the total Contributions made on behalf of such Participant during the initial 12 consecutive months of the Account’s existence under the contract of the present guaranteed deduction rates. Increases in excess of those described will be accepted only with the consent of Talcott Resolution and subject to the then current deductions being made for Sales Charges, the Minimum Death Benefit guarantee and mortality and expense undertaking.
Each contract provides for experience rating of the deduction for sales expenses and/or the Annual Maintenance Fee. In order to experience rate a contract, actual sales costs applicable to a particular contract are determined. If the costs exceed the amounts deducted for such expenses, no additional deduction will be made. If, however, the amounts deducted for such expenses exceed actual costs, Talcott Resolution, in its discretion, may allocate all, a portion, or none of such excess as an experience rating credit. If such an allocation is made, the experience credit will be made as considered appropriate: (1) by a reduction in the amount deducted from subsequent contributions for sales expenses; (2) by the crediting of a number of additional Accumulation Units or by Annuity Units, as applicable, without deduction of any sales or other expenses therefrom; (3) or by waiver of the Annual Maintenance Fees or by a combination of the above. To date experience rating credits have been provided on certain cases.
Is there ever a time when the Sales Charge does not apply?
We will waive the Sales Charge for certain Eligible Surrenders. An Eligible Surrender is a withdrawal that is (1) made because of a Qualifying Event and (2) payable directly to the Participant, or if applicable, the Beneficiary. A Qualifying Event is the Participant’s:
•death;
•financial hardship, as defined in the Plan;
•severance from employment; or
•retirement.
A transfer to a Plan funding vehicle issued by another investment provider is not an Eligible Surrender. The Sales Charge does not apply to a transfer of Contract values from this Contract to another group annuity contract issued by us or one of our affiliates. This waiver may not be available in all states.
No deduction for the Sales Charge will apply to a transfer to a Related Participant Directed Account Option. A “Related Participant Directed Account Option” is a Participant directed investment account under the Plan that you identify and we accept for the purpose of participant-directed transfers of amounts from the Contract for investment outside of the Contract. The Related Participant Directed Account Option may not be available in all states or in all Contracts.
Annual Maintenance Fee
The Annual Maintenance Fee depends on whether you have the current Contract series or the prior Contract series.
Annual Maintenance Fee (Current Contract Series): The Annual Maintenance Fee is an annual $25 fee that we deduct from each Participant Account on a quarterly basis. The fee compensates us for our administrative services related to maintaining the Contract and the Participant Accounts. We deduct 25 percent of the annual fee on the last Valuation Day of each quarter, or from the proceeds of a full surrender of a Participant Account. We deduct the fee proportionately from the Sub-Accounts and any General Account value in a Participant Account.
Annual Maintenance Fee (Prior Contract Series): There will be an Annual Maintenance Fee deduction in the amount of $10.00 from the value of each such Participant’s Individual Account under the contracts, except as set forth below.
This fee will be deducted from the value of each such account on the last business day of each calendar year; provided, however, that if the value of a Participant’s Individual Account is redeemed in full at any time before the last business day of the each Participant’s Contract year, then the Annual Maintenance Fee charge will be deducted from the proceeds of such redemption. No contract fee deduction will be made during the Annuity Payment period under the contracts.
In the event that the Contributions made on behalf of a Participant are allocated partially to the fixed annuity portion of the Participant’s Individual Account and partially to the variable annuity portion of the Participant’s Individual Account, then the Annual Maintenance Fee will be deducted first from the value of the fixed annuity portion of the Participant’s Individual Account. If the value of the fixed annuity portion of the Participant’s Individual Account is insufficient to pay the fee, then any deficit will be deducted from the value of the variable annuity portion of the Participant’s Individual Account in the following manner: if there are no accumulation units in the General Account or if their value is less than $10.00, the General Account portion of an account will be made against values held in the Hartford Stock HLS Fund Sub-Account of DC-I. If the Hartford Stock HLS Fund Sub-Account values are insufficient to cover the fee, the fee shall be deducted from the account values held in the Hartford Total Return Bond HLS Fund Sub-Account of DC-I. The fee is not applicable to the Hartford Ultrashort Bond HLS Fund Sub-Account where available. In the even that the Contributions made on behalf of a Participant are allocated partially to the General Account and partially to the Separate Account, the Annual Maintenance Fee will be charged against the Separate Account and General Account on a pro rata basis.
Mortality and Expense Risk and Administrative Charge
The Mortality and Expense Risk and Administrative Charge applicable to you depends on whether you have the current Contract series, the prior Contract series, or the HIG Employer Sponsored IRA.
Mortality and Expense Risk and Administrative Charge (Current Contract Series)
For providing administrative services, and for assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate against all Contract values in the Sub-Accounts. The amount of the charge differs between DC-I and DC-II and, with respect to DC-I, depends on the value of the Contract:
	Separate Account
	DC-I	DC-II
Annual rate (Contract values of $50,000,000 or less):	0.90%	1.25%
Annual rate (Contract values in excess of $50,000,000):	0.75%	1.25%
We determine a Contract’s eligibility for the lower charge in DC-I based on the value of the Contract on the last day of each calendar quarter. We call that day a “Test Date”. To be eligible, the value of the Contract must exceed $50,000,000 on two successive Test Dates. A reduction in the mortality and expense risk and administrative charge in DC-I requires a conversion period following a determination of eligibility. The conversion period generally takes up to three months, depending on Contract Owner cooperation during the conversion period.
The mortality and expense risk and administrative charge compensates us for providing administrative services and for assuming mortality and expense risks under the Contracts. We assume two types of mortality risk and an expense risk:
• Mortality Risk During The Accumulation Period: During the period your Contributions are accumulating, we are required to cover any difference between the Minimum Death Benefit paid and the Participant Account value. These differences may occur during periods of declining value or in periods where the Contingent Deferred Sales Charges would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.
• Mortality Risk during the Annuity Period: Once Annuity payouts have begun, we may be required to make Annuity payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.
• Expense Risk: We also bear an expense risk that the Sales Charges and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.
Although variable Annuity payouts will fluctuate with the performance of the underlying Fund selected, your Annuity payouts will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. This charge enables us to keep our commitments and to pay you as planned.
We also provide various administrative support services for Plans. These services include recordkeeping, statements of account, internet and automated voice response account access, and participant educational materials.
If the mortality and expense risk and administrative charge under a Contract is insufficient to cover actual costs incurred by us, we will bear the loss. If the mortality and expense risk and administrative charge exceeds these costs, we will keep the excess as profit. We may use these profits, as well as revenue sharing and Rule 12b-1 fees received from certain Funds, for any proper corporate purpose including, among other things, payment of sales expenses, including the fees paid to distributors. We expect to make a profit from the mortality and expense risk and administrative charge.
We may reduce the mortality and expense risk and administrative charge under the Contracts (See “Experience Rating under the Contracts” and “Negotiated Charges and Fees”).
Mortality and Expense Risk and Administrative Charge (Prior Contract Series)

Although Variable Annuity payments made under the contracts will vary in accordance with the investment performance of the Fund shares, the payments will not be affected by (a) Talcott Resolution’s actual expenses, if greater than the deductions provided for in the contracts, or (b) Talcott Resolution’s actual mortality experience among Annuitants after retirement because of the expense and mortality undertakings by Talcott Resolution.
In providing an expense undertaking, Talcott Resolution assumes the risk that the deductions for sales expenses, the Annual Maintenance Fee and the Minimum Death Benefit during the Accumulation Period may be insufficient to cover the actual costs of providing such items.
The mortality undertaking provided by Talcott Resolution under the contracts, assuming the selection of one of the forms of life annuities, is to make monthly annuity payments (determined in accordance with the annuity tables and other provisions contained in the contract) to Contract Owners or Annuitant’s Accounts regardless of how long an Annuitant may live and regardless of how long all Annuitants as a group may live. This undertaking assures a Contract Owner that neither the longevity of an Annuitant nor an improvement in life expectancy will have any adverse effect on the monthly annuity payments the Employees will receive under the contract. It thus relieves the Contract Owner from the risk that Participants in the Plan will outlive the funds accumulated.
The mortality undertaking is based on Talcott Resolution’s actuarial determination of expected mortality rates among all Annuitants. If actual experience among Annuitants deviates from Talcott Resolution’s actuarial determination of expected mortality rates among Annuitants because, as a group, their longevity is longer than anticipated, Talcott Resolution must provide amounts from its general funds to fulfill its contract obligations. In that event, a loss will fall on Talcott Resolution. Conversely, if longevity among Annuitants is lower than anticipated, a gain will result to Talcott Resolution.
For assuming these risks Talcott Resolution makes a minimum daily charge against the value of the average daily assets held under DC-I and DC-II, as appropriate, of 1.25% with respect to the Hartford Total Return Bond HLS Fund, Hartford Stock HLS Fund and Hartford Ultrashort Bond HLS Fund Sub-Accounts where available, on an annual basis. This rate may be periodically increased by Talcott Resolution subject to a maximum annual rate of 2.00%. However, no increase will occur unless the Securities and Exchange Commission first approves this increase.
HIG Employer Sponsored IRA: We have issued a Contract to Hartford Fire Insurance Company who acts as custodian for the Hartford Insurance Group (“HIG”) Employer Sponsored Individual Retirement Account (“HIG IRA”). We do not deduct mortality and expense risk charges from the Separate Account’s assets in connection in the HIG IRA; however we make a deduction of 0.15% from the assets of the HIG IRA for certain administration undertakings. All costs of the mortality and expense risk undertakings and the reduction in charges for the administrative undertakings are being assumed by HIG since this plan is only available to HIG employees and is intended to be an additional benefit to eligible HIG employees. The HIG IRA is not unfairly discriminatory against any person, including the affected Contract Owners or Participants, in that the HIG IRA does not affect present or future charges, rights, benefits or contract values.
Premium Taxes
We reserve the right to deduct a charge for Premium Tax imposed on Us by a state or other governmental entity. Certain states and municipalities impose a Premium Tax. In some cases, Premium Taxes are deducted at the time purchase payments are made; in other cases Premium Tax is assessed on the Annuity Commencement Date. We will pay Premium Taxes at the time imposed under applicable law. At Our sole discretion, We may deduct Premium Taxes at the time We pay such taxes to the applicable taxing authorities, at the time the Contract is surrendered, at the time a death benefit is paid, or at the time a Participant annuitizes.
Experience Rating under the Contracts
We may apply experience credits under a Contract based on investment, administrative or other factors, including, but not limited to: (1) the total number of Participants, (2) the sum of all Participants’ Account values, (3) the allocation of Contract values between the General Account and the Separate Accounts under the Contract, (4) present or anticipated levels of Contributions, distributions, transfers, administrative expenses or commissions, and (5) whether We are the exclusive annuity contract provider. Experience credits can take the form of a reduction in the deduction for Program and Administrative Charges, a reduction in the term or amount of any applicable Contingent Deferred Sales Charges, an increase in the rate of interest credited under the Contract, a reduction in the amount of the Annual Maintenance Fee or any combination of the foregoing. We may apply experience credits either prospectively or retrospectively. We may apply and allocate experience credits in such manner as We deem appropriate. Any such credit will not be unfairly discriminatory against any person, including the affected Contract Owners or Participants. Experience credits have been given in certain cases. Owners of Contracts receiving experience credits will receive notification regarding such credits. Experience credits may be discontinued at Our sole discretion in the event of a change in applicable factors. For Contracts issued in New York, We may only apply experience credits prospectively.

Negotiated Charges and Fees
The charges and fees described in this section vary from Contract to Contract, depending on plan characteristics. The Contract Owner can negotiate charges and fees. This flexibility allows Us and the Contract Owner to custom design a charge and fee structure that meets the financial goals of both the Contract Owner and Talcott Resolution.
Charges of the Funds
The Separate Account purchases shares of the Funds at net asset value. The net asset value of the fund reflects investment advisory fees, distribution fees and operating expenses and administrative expenses already deducted from the assets of the Funds. These charges are described in the Underlying Fund’s prospectuses.
Plan Related Expenses
We can agree with the Contract Owner may direct us to deduct amounts from the assets under a Contract to pay certain administrative expenses or other Plan Related Expenses including, but not limited to, fees to consultants, auditors, counsel, Talcott Resolution and other Plan service providers. We will deduct and pay such amounts to the Contract Owner or as directed by the Contract Owner. We may agree to include these amounts as an adjustment to the charge for administrative undertakings for the Separate Account.
You should consult a tax advisor regarding the tax treatment of adviser fee payments. Please consult with your investment adviser before requesting us to pay financial adviser fees from this Contract compared to other assets you may have.
Any financial adviser fee you pay is in addition to this Contract’s fees and expenses.
You should ask your financial adviser about compensation they receive for this Contract. We are not an investment adviser, and we do not provide investment advice.
Description of the Contracts
The Contracts are group variable annuity contracts. They are designed to fund certain Deferred Compensation Plans established under section 457 of the Code for employees and other eligible service providers of states and their political subdivisions and certain other organizations exempt from taxation. The Contracts may also be issued in connection with certain Qualified Plans, including annuity purchase plans adopted by public school systems and certain tax-exempt organizations according to section 403(b) of the Code. We can also offer contracts in connection with Individual Retirement Annuity Plans under section 408 of the Code.
For Deferred Compensation Plans established under section 457 of the Code for the benefit of any organization that is exempt from the federal income tax, other than a governmental unit, all amounts of compensation deferred under the Plan, all property and rights purchased with such amounts, and all income attributable to such amounts, property, or rights, remain (until made available to a Participant or other Beneficiary) solely the property and the rights of the Contract Owner (without being restricted to the provision of benefits under the Plan), subject only to the claims of the Contract Owner’s general creditors.
For Deferred Compensation Plans that are Plans established under section 457(b) of the Code by a state, a political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state after August 20, 1996, the assets and income of the Plan must be held in trust for the exclusive benefit of the Participants and the Beneficiaries of the Plan. For this purpose, custodial accounts and certain annuity contracts are treated as trusts. Such Deferred Compensation Plans that were in existence on August 20, 1996 may be amended to satisfy the trust and exclusive benefit requirements any time prior to January 1, 1999, and must be amended not later than that date to continue to receive favorable tax treatment. The requirement of a trust does not apply to Deferred Compensation Plans under section 457(f) of the Code.
It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may rely on a third party, including the U.S. Postal Service, to update your current address. Failure to give us a current address may result in payments due and payable on your Participant Account being considered abandoned property under state law (unless preempted by ERISA), and remitted to the applicable state.
Assignments
The Contract belongs to the Contract Owner. However, under certain Deferred Compensation Plans, the Contract Owner must hold the Contract for the exclusive benefit of the Plan’s Participants and Beneficiaries. The Contract Owner’s rights and privileges may only be exercised in a manner that is consistent with the written Plan adopted by the Contract Owner. Under certain circumstances, the Contract Owner’s interest in the Contract may be assigned. However, amounts held under a Contract on behalf of a Participant are nontransferable and cannot be assigned.

Pricing and Crediting of Contributions
We credit initial Contributions to your Participant Account within two Valuation Days of our receipt of a properly completed application and the initial Contribution at our Administrative Office.
If your application or other necessary information is incomplete when received, your initial Contribution will be credited to your Participant Account not later than two Valuation Days after the application is made complete. However, if an incomplete application is not made complete within five Valuation Days of its initial receipt, the Contribution will be immediately returned unless we inform the Contract Owner of the delay and the Contract Owner tells us not to return it.
Subsequent Contributions properly designated for your Participant Account that are received prior to the close of the New York Stock Exchange will be invested on the same Valuation Day. Subsequent Contributions properly designated for your Participant Account that are received on a Non-Valuation Day or after the close of the New York Stock Exchange will be invested on the next Valuation Day.
Canceling your Individual Contract
For individual annuity contracts, if for any reason you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax withholding instructions. In some states, you may be allowed more time to cancel your Contract. We may require additional information, including a signature guarantee before we can cancel your Contract.
Unless otherwise required by state law, We will pay you your Participant Account value as of the Valuation Day We receive your request to cancel and will refund any sales or Contract charges incurred during the period you participated in the Contract. The Participant Account value may be more or less than your Contributions depending upon the investment performance of your Participant Account. This means that you bear the risk of any decline in your Participant Account value until We receive your notice of cancellation. In certain states, however, We are required to return your Contributions without deduction for any fees or charges.
Transfers between Sub-Accounts
During phases of your Contract when transfers are permissible, you may make transfers between Sub-Accounts according to the following policies and procedures, as they may be amended from time to time.
A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Participant Account value among the Funds available in your Contract. Your transfer request will be processed as of the end of the Valuation Day that it is received in good order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when We process your transfer. You are responsible for verifying transfer confirmations and promptly reporting any inaccuracy or discrepancy to Us and your Registered Representative. Any oral communication should be re-confirmed in writing.
You may request a transfer into (purchases) a particular Sub-Account or transfers out of (redemptions) a particular Sub-Account. In addition, you may allocate Contributions to or request Surrenders from Sub-Accounts. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund We would need to sell to satisfy all Participants’ “transfer-out” requests. At the same time, We also combine all the daily requests to transfer into a particular Sub-Account or Contributions allocated to that Sub-Account and determine how many shares of that Underlying Fund We would need to buy to satisfy all Participants’ “transfer-in” requests.
In addition, many of the Underlying Funds that are available as investment options in Our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by Us or Our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.
We take advantage of Our size and available technology to combine sales of a particular Underlying Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by Us or Our affiliates. We also combine many of the purchases of that particular Underlying Fund for many of the products We offer. We then “net” these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that We sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.
For example, if We combine all transfer-out (redemption) requests and Surrenders of a Sub-Account with all other sales of that Underlying Fund from all Our other products, We may have to sell $1 million dollars of that Fund on any particular day. However, if other Participants and the owners of other products offered by Us, want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then We would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.

Restrictions on Sub-Account Transfers
First, you may make only one Sub-Account transfer request each day. We limit each Participants to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one “Sub-Account transfer,” however, you cannot transfer the same Participant Account value more than once a Valuation Day.
For Example:
•If the only transfer you make on a day is a transfer of $10,000 from one Sub-Account into another Sub-Account, it would count as one Sub-Account transfer.
•If, however, on a single day you transfer $10,000 out of one Sub-Account into five other Sub-Accounts (dividing the $10,000 among the five other Sub-Accounts however you chose), that day’s transfer activity would count as one Sub-Account transfer.
•Likewise, if on a single day you transferred $10,000 out of one Sub-Account into ten other Sub-Accounts (dividing the $10,000 among the ten other Sub-Account however you chose), that day’s transfer activity would count as one Sub-Account transfer.
•Conversely, if you have $10,000 in Participant Account value distribution among 10 different Sub-Accounts and you request to transfer the Participant Account value in all those Sub-Accounts into one Sub-Account, that would also count as one Sub-Account transfer.
•However, you cannot transfer the same Participant Account value more than once in one day. That means if you have $10,000 in a money market fund Sub-Account and you transfer all $10,000 into a stock fund Sub-Account, on that same day you could not then transfer the $10,000 out of the stock fund Sub-Account into another Sub-Account.
Second, you are allowed to submit a total of 20 Sub-Account transfers each Calendar Year (the “Transfer Rule”) by U.S. Mail, Voice Response Unit, internet, or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, We will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, Our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.
We may aggregate a Contract Owner’s Contracts or a Participant’s Participant Accounts for the purposes of enforcing these restrictions.
The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company sponsored asset allocation program. Reallocations made based on a Fund merger or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.
The Contracts provide for a Transfer Fee of $5 that applies to each transfer in excess of 12 made in a Participant Contract Year. We do not currently charge the $5 Transfer Fee.
We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.
Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase or become a Participant under this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don’t purchase or become a Participant under this Contract if you plan to engage in “market timing,” which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you, as discussed below:
Fund Trading Policies
Generally, you are subject to an Underlying Fund’s trading policies, if any. We are obligated to provide, at the Underlying Fund’s request, tax identification numbers and other shareholder identifying information contained in Our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, We have agreed to serve as a Fund’s agent to help monitor compliance with that Underlying Fund’s trading policy.
We are obligated to follow each Underlying Fund’s instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning Sub-Account transfers into an Underlying Fund or other funds within that fund complex. We are not authorized to grant exceptions to an Fund’s trading policy. Please refer to each Underlying Fund’s prospectus for more information. Transactions that cannot be processed because of the Underlying Fund’s trading policies will be considered not in good order.
In certain circumstances, the Underlying Fund’s trading policies do not apply or may be limited. For instance:

•Certain types of financial intermediaries may not be required to provide Us with shareholder information.
•“Excepted funds” such as money market funds and any Underlying Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that an Underlying Fund treats as a single investor.
•An Underlying Fund can decide to exempt categories of Contract Owners whose contracts are subject to inconsistent trading restrictions or none at all.
•Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company sponsored contractual or systematic program such as transfers of assets as a result of asset allocation programs, automatic rebalancing programs, Annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a result of any deduction of charges or fees under a Contract; or (iv) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals, surrenders, or retirement plan contributions.
Possibility of Undetected Abusive Trading or Market Timing. We may not be able to detect or prevent all abusive trading activities. For instance,
•Since We net all the purchases and redemptions for a particular Underlying Fund for this and many of Our other products, transfers by any specific market timer could be inadvertently overlooked.
•Certain forms of variable annuities and types of Underlying Funds may be attractive to market timers. We cannot provide assurances that we will be capable of addressing possible abuses in a timely manner.
•These policies apply only to individuals and entities that own or are Participants under this Contract. However, the Underlying Funds that make up the Sub-Accounts of this Contract are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have different or less restrictive transfer rules or no transfer restrictions at all.
•In some cases, We are unable to count the number of Sub-Account transfers requested by Participants or enforce the Transfer Rule because We do not keep Participant Account records for a Contract. In those cases, the Participant Account records and Participant Sub-Account transfer information are kept by the Contract Owner or its third party service provider. These Contract Owners and third party service providers may provide Us with limited information or no information at all regarding Participant Sub-Account transfers.
Impact of Frequent Transfers
We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Participant Account. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity payouts for your payee as well as reduce value of other optional benefits available under your Contract.
Separate Account investors could be prevented from purchasing Fund shares if We reach an impasse on the execution of a Fund’s trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all Our variable product investors if the Fund and We cannot reach a mutually acceptable agreement on how to treat an investor who, in a Fund’s opinion, has violated the Fund’s trading policy.
In some cases, We do not have the tax identification number or other identifying information requested by a Fund in Our records. In those cases, We rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, We may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all Participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.
General Account Option Transfers
You may make transfers out of the General Account Option to the Sub-Accounts, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%). For Contracts issued or amended on or after May 1, 1992:
• Transfers of assets presently held in the General Account option, or which were held in the General Account option at any time during the preceding three months, to any account that we determine is a competing account, are prohibited.
• Similarly, transfers of assets presently held in any account during the preceding three months, that we determine is a competing account, to the General Account option, are prohibited.

In addition, we may limit the maximum amount transferred or Surrendered from the General Account option under a Participant Account to 1/6th of such portion of the Participant Account held in the General Account option in any one Participant Contract Year.
These restrictions apply to all transfers from the General Account Option, including all systematic transfers. As a result of these limitations, it may take a longer period of time (i.e., several years) to move Participant Account values in the General Account Option to Sub-Accounts and therefore this may not provide an effective short term defensive strategy.
Telephone and Internet Transfers
Transfer instructions received by telephone on any Valuation Day before the end of any Valuation Day will be carried out that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day.
Transfer instructions you send electronically are considered to be received by Us at the time and date stated on the electronic acknowledgement we return to you. If the time and date indicated on the acknowledgement is before the end of any Valuation Day, the instructions will be carried out that Valuation Day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgement, you should contact Us as soon as possible.
We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.
Telephone or internet transfer requests may be cancelled via the internet or by calling Us before the end of the Valuation Day you made the transfer request.
We, Our agents or Our affiliates are not responsible for losses resulting from telephone or electronic requests that We believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through Our website are genuine, including a requirement that Contract Owners and Participants provide certain identifying information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.
Contract Value
Your Participant Account value reflects the sum of the amounts under your Participant Account allocated to the General Account option and the Sub-Accounts.
There are two things that affect your Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit value. Therefore, on any Valuation Day the portion of your Participant Account allocated to the Sub-Accounts will reflect the investment performance of the Sub-Accounts and will fluctuate with the performance of the Underlying Funds.
Contributions made or Contract values allocated to a Sub-Account are converted into Accumulation Units by dividing the amount of the Contribution or allocation, minus any Premium Taxes, by the Accumulation Unit value for that Valuation Day. The more Contributions or Contract values allocated to the Sub-Accounts under your Participant Account, the more Accumulation Units will be reflected under your Participant Account. You decrease the number of Accumulation Units in a Sub-Account under your Participant Account by requesting Surrenders, transferring money out of a Sub-Account, submitting a Death Benefit claim or by electing an Annuity payout from your Participant Account.
To determine the current Accumulation Unit value, We take the prior Valuation Day’s Accumulation Unit value and multiply it by the Net Investment Factor for the current Valuation Day. The value of the Separate Account is determined at the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time).
The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account is calculated by dividing (a) by (b) and multiplying (c) where:
(a) is the net asset value per share plus applicable distributions per share of each Fund held in the Sub-Account at the end of the current Valuation Day.
(b) is the net asset value per share of each Fund held in the Sub-Account at the end of the prior Valuation Day.
(c) is the daily factor representing the mortality and expense risk charge and any applicable administration charge deducted from the Sub-Account, adjusted for the number of days in the Valuation Period, and any other applicable charge.
We will send you a statement for each calendar quarter, that tells you how many Accumulation Units you have, their value and your total Participant Account value. You can also call 1-844-804-8989 to obtain your Participant Account value or, where available, you may access your account information through our website at www.massmutual.com/govnp.

Shares of the Underlying Funds are valued at net asset value on a daily basis. A complete description of the valuation method used in valuing Fund shares may be found in the Underlying Funds’ prospectus.
Surrenders and Withdrawals
IMPORTANT TAX INFORMATION: There are certain restrictions on section 403(b) tax-sheltered annuities. As of December 31, 1988, all section 403(b) annuities have limits on full and partial surrenders. Contributions to the Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless the Contract Owner/employee has a) attained age 59 1∕2, b) a severance from employment, c) died, d) become disabled or e) experienced financial hardship (cash value increases may not be distributed for hardships prior to age 59 1∕2). Distributions prior to age 59 1∕2 due to financial hardship or separation from service may still be subject to a penalty tax of 10%. We will not assume any responsibility for determining whether a withdrawal is permissible, with or without tax penalty, in any particular situation; or in monitoring withdrawal requests regarding pre or post January 1, 1989 Contract Values. Any full or partial Surrender described above may affect the continuing tax-qualified status of some Contracts or plans and may result in adverse tax consequences to the Contract Owner. The Contract Owner, therefore, should consult with a tax adviser before undertaking any such Surrender (See “ Federal Tax Considerations”).
After termination of Contributions on your behalf and prior to your Annuity Commencement Date, you will have the following options:

1.
Continue your Participant’s Account under the Contract. Under this option, when the selected Annuity Commencement Date arrives, payments will begin under the selected Annuity payout option (See “Annuity Payout Options”). At any time before the Annuity Commencement Date, you may your Participant Account for a lump sum cash settlement in accordance with 3. below.
2.
To provide Annuity payouts immediately. The values in your Participant’s Account may be applied, subject to contractual provisions, to provide for Fixed or Variable Annuity payouts, or a combination thereof, commencing immediately, under the selected Annuity payout option under the Contract (See “Annuity Payout Options”).
3.
To Surrender your Account in a single sum. The amount received will be the value next computed after receipt of a written Surrender request for complete Surrender at the Great West Administrative Office, less any applicable Contingent Deferred Sales Charge, Annual Maintenance Fee and Premium Taxes. Payment will normally be made within seven days after We receive the written request.
4.
To request a partial Surrender of your Participant’s Account. Partial Surrenders are taken from the Sub-Account(s) that you specify. If you do not specify the Sub-Account(s), We will take the amount out of all applicable Sub-Account(s) on a pro rata basis. We will deduct any applicable Sales Charges from the partial Surrender (See “Contract Charges”).
5.
To begin making monthly, quarterly, semi-annual or annual withdrawals while allowing your Participant Account to remain in the Accumulation Period. Your Participant Account remains subject to the Annual Maintenance Fee and any fluctuations in the investment results of the Sub-Accounts or any of the underlying investments. You may transfer the values of your Participant Account from one or more Sub-Accounts or the General Account option to any other Sub-Account, the General Account option or to any combination thereof, subject to Contract restrictions (See “Systematic Withdrawal Option”).
Systematic Withdrawal Option
If permitted by IRS regulations and the terms of the Plan, a Participant can make withdrawals while allowing his or her Participant Account to remain in the Accumulation Period under the Contract. Eligibility under this provision is limited to Participants who have terminated their employment with the Employer at the time they elect the Systematic Withdrawal Option (“SWO”). Payments are limited to 18.0% of the Participant’s Account annually. The minimum payment amount is $100. SWO payments generally are taxable as ordinary income and, if made prior to age 59 1∕2 , an IRS tax penalty may apply. Any Contingent Deferred Sales Charge otherwise applicable is waived on SWO payments.
Participants elect the specific dollar amount to be withdrawn, the frequency of payments (monthly, quarterly, semi-annually or annually) and the duration of payments (either a fixed number of payments or until the Participant’s Account is depleted). The duration of payments may not extend beyond the Participant’s life expectancy as of the beginning date of SWO payments or the joint and last survivor life expectancy of the Participant and the Participant’s Beneficiary. Participants may not elect the SWO if there is an outstanding loan amount.

A Participant can change the terms of a SWO as often as four times in each calendar year, can terminate the SWO at any time, and can elect one of the five available Annuity options or a partial or full lump sum withdrawal. If a partial or full lump sum withdrawal is elected within 12 months of a SWO payment, the Contingent Deferred Sales Charge that was previously waived, if any, will be deducted from the Participant’s Account upon withdrawal. Unless you direct otherwise, SWO payments will be deducted on a pro rata basis from the General Account option and each Sub-Account to which the Participant’s Account is allocated.
The SWO may only be elected pursuant to an election on a form provided by Us. Election of the SWO does not affect Participants’ other rights under the Contracts.
Payment of Surrender Value
Payments from the Sub-Accounts may be delayed beyond seven days only for periods (1) during which the New York Stock Exchange is closed other than customary weekend or holidays closings, or during which trading on the New York Stock Exchange is restricted; (2) during which an emergency exists that makes the valuation and disposal of the securities not reasonably practical; and (3) such other periods that the SEC may by order permit for the protection of investors.
Annuity Options
You are not required to annuitize this Contract. A Participant selects an Annuity Commencement Date (usually between the Participant’s 50th birthday and the date on which the Participant attains age 70 1∕2 ) and an Annuity payout option. The Annuity Commencement Date may be any day of any month before or including the month of a Participant’s 75th birthday, or an earlier date if prescribed by applicable law.
The Annuity Commencement Date and/or the Annuity payment option may be changed from time to time, but any such change must be made at least 30 days prior to the date on which Annuity payouts are scheduled to begin. Annuity payouts will normally be made on the first business day of each month, or another mutually agreed upon business day.
The Contract contains five Annuity payout options that may be selected on either a Fixed or Variable Annuity basis, or a combination thereof. If a Participant does not elect otherwise, We reserve the right to begin Annuity payouts at age 75 under Option 2 with 120 monthly payments certain. However, unless required by applicable law, We will not assume responsibility in determining or monitoring any required minimum distributions (See “Federal Tax Considerations”). Generally, depending on the terms of your retirement plan, you may select from the following payment frequencies: monthly, quarterly, semi-annually, and annually.
Annuity Payout Options
Option 1: Life Annuity where We make monthly Annuity payouts for as long as the Annuitant lives.
❖❖ Payments under this option stop with the last monthly payment preceding the death of the Annuitant, even if the Annuitant dies after one payment. This option offers the maximum level of monthly payments of any of the other life annuity options (Options 2-4) since there is no guarantee of a minimum number of payments nor a provision for a death benefit payable to a Beneficiary.
Option 2: Life Annuity with 120, 180 or 240 Monthly Payments Certain where We make monthly payments for the life of the Annuitant with the provision that payments will be made for a minimum of 120, 180 or 240 months, as elected. If, at the death of the Annuitant, payments have been made for less than the minimum elected number of months, then any remaining guaranteed monthly payments will be paid to the Beneficiary unless other provisions have been made and approved by Us.
Option 3: Unit Refund Life Annuity where We make monthly payments during the life of the Annuitant terminating with the last payment due prior to the death of the Annuitant, except that an additional payment will be made to the Beneficiary if (a) below exceeds (b) below:
(a)	=	total amount applied under the option at the Annuity Commencement Date
Annuity Unit value at the Annuity Commencement Date
(b)	=	number of Annuity Units represented by each monthly Annuity payout made	×	number of monthly Annuity payouts made
The amount of the additional payments is determined by multiplying the excess, if any, by the Annuity Unit value as of the date We receive Due Proof of Death.

Option 4: Joint and Last Survivor Annuity where We make monthly payments during the joint lifetime of the Annuitant and a designated individual (called the joint Annuitant) and then throughout the remaining lifetime of the survivor, ending with the last payment prior to the death of the survivor.
❖When the Annuity is purchased, the Annuitant elects what percentage (50%, 662/3%, 75% or 100%) of the monthly Annuity payout will continue to be paid to the survivor.
❖Under this Option 4, it would be possible for an Annuitant and joint Annuitant to receive only one payment in the event of the common or simultaneous death of the Annuitant and joint Annuitant prior to the due date for the second payment.
Option 5: Payments for a Designated Period where We agree to make monthly payments for the number of years selected. Under the Contracts, the minimum number of years is five. In the event of the Annuitant’s death prior to the end of the designated period, the present value of any then remaining payments will be paid in one lump sum to the Beneficiary unless other provisions have been made and approved by Us.
❖Option 5 does not involve life contingencies and does not provide any mortality guarantee.
❖Surrenders are subject to the limitations set forth in the Contract and any applicable Contingent Deferred Sales Charges (See “Contract Charges”).
For Contracts issued in New York, no surrenders are permitted by the Annuitant after Annuity payments commence under Option 5.
Once Annuity payouts have started, no Surrenders are permitted except from an annuity under Annuity Payout Option 5 - Payments for a Designated Period – that are paid on a variable basis. Such surrenders may be subject to a Contingent Deferred Sales Charge.
Options 2 and 5 are available only if the guaranteed Annuity payout period is less than the life expectancy of the Annuitant or the joint life expectancy of the Annuitant and their Joint Annuitant at the time the option becomes effective. Such life expectancy shall be computed on the basis of the mortality table prescribed by the IRS or, if none is prescribed, the mortality table then in use by Us.
We may offer other Annuity payout options from time to time. Not all Annuity payout options will be available in all states or in all Contracts.
Calculation of Annuity Payment
During the Annuity Period, your Participant Account Value will be applied to the Annuity Payout Option on either a fixed or variable basis, as you select. The minimum Annuity payout is $20. No election may be made which results in a first payment of less than $20. If at any time Annuity payouts are or become less than $20 We have the right to change the frequency of payment to intervals that will result in payments of at least $20.
Variable Annuity Payments
The value of the Annuity Unit for each Sub-Account in the Separate Account for any day is determined by multiplying the value for the preceding day by the product of (1) the Net Investment Factor (see “Contract Value”) for the day for which the Annuity Unit value is being calculated, and (2) a factor to neutralize the assumed net investment rate discussed below.
The value of the Contract is determined as the product of the value of the Accumulation Unit credited to each Sub-Account no earlier than the close of business on the fifth business day preceding the date the first Annuity payout is due and the number of Accumulation Units credited to each Sub-Account as of the date the Annuity is to commence.
The first monthly payment varies according to the Annuity payout option selected. The Contract cites Annuity tables derived from the 1983a Individual Annuitant Mortality Table with an assumed interest rate (“A.I.R.”) of 4.00% per annum. The total first monthly Annuity payout is determined by multiplying the value (expressed in thousands of dollars) of a Sub-Account (less any applicable Premium Taxes) by the amount of the first monthly payment per $1,000 of value obtained from the tables in the Contracts. With respect to Fixed Annuities only, the current rate will be applied if it is higher than the rate under the tables in the Contract.
Level Annuity payouts would be provided if the net investment rate remained constant and equal to the A.I.R. In fact, payments will vary up or down in the proportion that the net investment rate varies up or down from the A.I.R. A higher A.I.R. may produce a higher initial payment but more slowly rising and more rapidly falling subsequent payments than would a lower interest rate assumption.
The amount of the first monthly Annuity payout, determined as described above, is divided by the value of an Annuity Unit for the appropriate Sub-Account not later than the fifth business day preceding the day on which the payment is due in order to determine the number of Annuity Units represented by the first payment. This number of

Annuity Units remains fixed during the Annuity Period, and in each subsequent month the dollar amount of the Annuity payout is determined by multiplying this fixed number of Annuity Units by the then current Annuity Unit value.
The Annuity payouts will be made on the date selected. The Annuity Unit value used in calculating the amount of the Annuity payouts will be based on an Annuity Unit value determined as of the close of business on a day not more than the fifth business day preceding the date of the Annuity payout.
Here is an example of how a Variable Annuity is determined:
ILLUSTRATION OF ANNUITY PAYOUTS: (UNISEX) AGE 65, LIFE ANNUITY WITH 120 PAYMENTS CERTAIN
A.	Net amount applied	$139,782.50
B.	Initial monthly income per $1,000 of payment applied	6.13
C.	Initial monthly payment (A × B ÷ 1,000)	$856.87
D.	Annuity Unit Value	3.125
E.	Number of monthly annuity unit s (C ÷ D)	274.198
F.	Assume annuity unit value for second month equal to	2.897
G.	Second monthly payment (F × E)	$794.35
H.	Assume annuity unit value for third month equal to	3.415
I.	Third month payment (H × E)	$936.39
The above figures are simply to illustrate the calculation of a Variable Annuity and have no bearing on the actual historical record of any Separate Account.
Benefits Available Under the Contract
The following table summarizes information about the benefits under the Contract.
Benefit	Purpose	Whether Benefit Is Standard or Optional	Maximum Fee	Restrictions/ Limitations
Death Benefit
If the participant dies during
the Accumulation Period,
then the type of death benefit
paid depends on whether the
participant died (a) before
age 65, or (b) on or after
age 65. If the participant died
before age 65, a Minimum
Death Benefit is payable to
the Beneficiary, which is
generally the greater of the
greater of (a) the value of the
Participant Account and
(b) 100% of the
Contributions to the
Participant Account less prior
Surrenders and outstanding
Participant loans. If the
participant dies on or after
age 65, then the Contract
pays a death benefit equal to
the Participant Account
Value, less any outstanding
charges and loan balances.
		Standard	None	• For Minimum Death Benefit, value of Participant account measured on date that all completed paperwork received. • The deduction of advisory fees will reduce your death benefit.

Benefit	Purpose	Whether Benefit Is Standard or Optional	Maximum Fee	Restrictions/ Limitations
Systemic Withdrawal Option	The Participant may be able request a loan from his or her Participant Account Value during the Accumulation Phase if permitted by the Code and the terms of the Plan.	Standard	None
• Limited to
Participants who
have terminated
their
employment with
the Employer;
• Duration of
payments may
not extend
beyond the
Participant’s life
expectancy;
• A Participant
may not elect the
Systemic
Withdrawal
Option if there is
an outstanding
Loan.

Participant Loan	The Participant may be able request a loan from his or her Participant Account Value during the Accumulation Phase if permitted by the Code and the terms of the Plan.	Standard	$50 loan set-up fee and $50 annual loan administration fee	Must be permitted by the Code and the terms of the Plan.
Death Benefits
Determination of the Beneficiary: The Beneficiary is the person or persons designated to receive payment of the death benefit upon the death of the Participant. If no designated Beneficiary remains living at the death of the Participant, the Participant’s estate is the Beneficiary.
Death before the Annuity Commencement Date:
Death Prior to age 65: If the Participant dies before the Annuity Commencement Date or the Participant’s attainment of age 65 (whichever comes first) the Minimum Death Benefit is payable to the Beneficiary. The Minimum Death Benefit is the greater of (a) the Termination Value of your Participant Account determined as of the day we receive Due Proof of Death or (b) 100% of the total Contributions made to your Participant Account, reduced by any prior partial Surrenders. “Termination Value” means the value of a Participant’s Account on any Valuation Day before the Annuity Commencement Date less any applicable Premium Taxes not already deducted and any applicable contingent deferred Sales Charge.
Death on or after age 65: If the Participant dies before the Annuity Commencement Date but on or after the Participant’s 65th birthday, the Beneficiary will receive the Termination Value of your Participant Account as of the date we receive Due Proof of Death at our Administrative Offices.
Calculation of the death benefit: If the Participant dies before the Annuity Commencement Date, the death benefit will be calculated as of the date we receive Due Proof of Death. The death benefit remains invested in the Separate Account and/or General Account option according to your last instructions until the proceeds are paid or We receive new settlement instructions from the Beneficiary(ies). During the time period between our receipt of Due Proof of Death and our receipt of the completed settlement instructions, the calculated death benefit will be subject to market fluctuations.
If the proceeds are taken in a single sum, payment will normally be made within seven days of our receipt of completed settlement instructions.
You may apply the death benefit payment to any one of the Annuity payout options under the Separate Account (See “Annuity Payout Options”) instead of receiving the death benefit payment in a single sum. An election to receive payment of death benefits under an Annuity payout option must be made before a lump sum settlement and within one year after the death by written notice to us at our Administrative Offices. Proceeds due on death may be applied to provide variable payments, fixed payments, or a combination of variable and fixed payments. No election to provide Annuity payouts will become operative unless the initial Annuity payout is at least $20 on either a variable or fixed basis, or $20 on each basis when a combination benefit is elected. The manner in which the Annuity payouts are determined and in which they may vary from month to month are the same as applicable to a Participant’s Account after retirement.
Death on or after the Annuity Commencement Date: If the Annuitant dies on or after the Annuity Commencement Date, there may be no payout at death unless the Annuitant has elected an Annuity payout option that permits the Beneficiary to elect to continue Annuity payouts or to receive the computed value.

Federal Tax Considerations
General
The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on Our understanding of the existing provisions of the Code, Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income.
This summary has been prepared by Us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.
THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.
Civil Unions & Domestic Partnerships
Parties to a civil union or domestic partnership are not treated as spouses under federal law. Consequently, certain transactions, such as change of ownership or continuation of the contract after death, may be taxable to those individuals. You should consult a tax and/or legal advisor for more information on this subject if it applies to you.
Tax Reporting
The federal, as well as state and local, tax laws and regulations require Us to report certain transactions with respect to the Contract (such as an exchange of or a distribution from the Contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide you with a copy of what was reported. This copy is not intended to supplant your own records. It is your responsibility to ensure that what you report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on your books and records. You should review whatever is reported to the taxing authorities by Us against your own records, and in consultation with your own tax advisor, and should notify Us if you find any discrepancies in case corrections have to be made.
Taxation of Talcott Resolution and the Separate Account
The Separate Account is taxed as part of Talcott Resolution which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a “regulated investment company” under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. (See “Contract Value”). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.
Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. Talcott Resolution is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since Talcott Resolution is the owner of the assets from which the tax benefits are derived.

Diversification of the Separate Account
For certain types of Contracts, the Internal Revenue Code (“Code”) requires that investments supporting these Contracts be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Underlying Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.
The Treasury Department’s diversification regulations under Code Section 817(h) require, among other things, that:
•no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,
•no more than 70% is represented by any two investments,
•no more than 80% is represented by any three investments and
•no more than 90% is represented by any four investments.
In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.
A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to pay the tax due for the period during which the diversification requirements were not met.
Tax Ownership of the Assets in the Separate Account
In order for certain variable annuity contracts to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the “owner” of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the “tax owner” of certain separate account assets, income and gain from such assets would be includable in the variable contract owner’s gross income. The U.S. Tax Court followed the IRS position and held that a variable contract owner would be treated for federal tax purposes as the owner of the separate account assets (Webber v. Commissioner, 14 Tax Court No. 17, June 30, 2015). The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular sub-accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and variable life insurance contracts. The distinction between when a variable contract owner will be determined to own the separate account under the analysis of the IRS and the Tax Court can best be illustrated by the following IRS rulings.
Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer’s separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such “public availability” means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in Our Separate Account for your Contract are available for purchase except through an insurer’s variable contracts or by other permitted entities.
Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the Underlying Fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, We believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, We reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.

Non-Natural Persons as Owners
Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:
•A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),
•A contract acquired by the estate of a decedent by reason of such decedent’s death,
•Certain contracts acquired with respect to tax-qualified retirement arrangements,
•Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or
•A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract’s purchase.
A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.
Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the “holder” in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a “holder.” In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the “holder.” However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.
Annuity Purchases by Nonresident Aliens and Foreign Corporations
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required tax forms are submitted to Talcott Resolution. If withholding applies, We are required to withhold tax at the 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser’s country of citizenship or residence.
Generation Skipping Transfer Tax
Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require Talcott Resolution to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
Tax-Qualified Retirement Plans
This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.
The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a “Qualified Plan” or “Plan”). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.
The following is only a general discussion about types of Qualified Plans for which the Contracts may be available. We are not the plan administrator for any Qualified Plan. The plan administrator or custodian, whichever is applicable, (but not Us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance with regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, annuitant or beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on Our books and records. If you are purchasing a Contract through a Qualified Plan, you should consult with your Plan administrator and/or a qualified tax adviser. You also should consult with a qualified tax adviser and/or Plan administrator before you withdraw any portion of your Contract Value.
The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into Our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.
We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.
Individual Retirement Annuities (“IRAs”)
In addition to “traditional” IRAs governed by Code Sections 408(a) and (b) (“Traditional IRAs”), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.
a.Traditional IRAs
Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions (“RMDs”) when the Owner reaches age 72 or dies (or the distribution qualifies for one of the other exceptions to the penalty on early distributions), as described below, may result in imposition of a 50% penalty tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 59 1∕2 or dies is subject to a 10% penalty tax on premature distributions, unless a special exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.
You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. Effective January 1, 2020, non-spouse “designated beneficiaries” of a deceased Owner must generally receive distributions within 10 years of the death of the Owner. However, the life expectancy payout option (a/k/a “IRA stretch”) is still available for non-spouse beneficiaries who are “Eligible Designated Beneficiaries” enabling them to make a tax-free “direct rollover” (in the form of a direct transfer between Plan fiduciaries, as described below in “Rollover Distributions”) from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an “inherited IRA” that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant). “Eligible Designated Beneficiaries” include beneficiaries who are not more than 10 years younger, disabled, chronically ill, and minors until age of majority, at which time the 10-year rule applies. In addition, such a Plan is not required to permit such a rollover.

b.SEP IRAs
Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension (“SEP”) or a SEP IRA. A SEP IRA can have employer, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
c.SIMPLE IRAs
The Savings Incentive Match Plan for Employees of small employers (“SIMPLE Plan”) is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees (“SIMPLE IRAs”). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% penalty tax for failure to make a full RMD, and to the 10% penalty tax on premature distributions, as described below. In addition, the 10% penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.
If We do not serve as the Designated Financial Institution for your employer’s SIMPLE Plan, for you to use one of Our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with Us.
d.Roth IRAs
Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner’s lifetime. Generally, however, upon the Owner’s death the amount remaining in a Roth IRA must be distributed by the end of the tenth year after such death or distributed over the life expectancy of a designated beneficiary. The Owner of a Traditional IRA or other qualified plan assets may convert a Traditional IRA into a Roth IRA under certain circumstances. The conversion of a Traditional IRA or other qualified plan assets to a Roth IRA will subject the fair market value of the converted Traditional IRA to federal income tax in the year of conversion. In addition to the amount held in the converted Traditional IRA, the fair market value may include the value of additional benefits provided by the annuity contract on the date of conversion, based on reasonable actuarial assumptions. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. Distributions from eligible Qualified Plans can be “rolled over” directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a “conversion” Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
Qualified Pension or Profit-Sharing Plan or Section 401(k) Plan
Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of “incidental” death benefits, and the time when RMDs must commence. There are annual limits on contributions to 401(a) defined contribution plans generally, and to 401(k) plans specifically. Salary reduction contributions to a 401(k) option cannot exceed the lesser of a dollar limit ($19,500 in 2021) or 100% of the employee’s “includible compensation.” For participants over age 50, a special additional catch-up provision may be available ($6,500 in 2021). In addition, a Plan’s provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. In addition, elective deferrals made by participants under a 401(k) arrangement are subject to specific distribution limitations similar to those outlined below for 403(b) plans. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.
In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.
Tax Sheltered Annuity under Section 403(b) (“TSA”)
Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code Section 501(c)(3) to purchase a “tax-sheltered annuity” (“TSA”) contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee’s gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit ($19,500 in 2021) or 100% of the employee’s “includable compensation” for the most recent full year of service, subject to other adjustments. There are also legal limits on the annual elective deferrals a participant may be permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased ($6,500 in 2021). A TSA participant should contact the Plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.
A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:
a.after the employee reaches age 59 1∕2;
b.upon the employee’s separation from service;
c.upon the employee’s death or disability;
d.in the case of hardship as defined in applicable regulations (and in the case of hardship, any income attributable to such contributions may not be distributed);
e.as a qualified reservist distribution upon certain calls to active duty; or
f.with respect to amounts invested in a lifetime income investment, the date that is 90 days prior to the day that such lifetime income investment may no longer be held as an investment option under the plan.
An employer sponsoring a TSA may impose additional restrictions on your TSA through its Plan document.
Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA.
Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant’s or beneficiary’s accumulated benefit immediately before such exchange (taking into account such participant’s or beneficiary’s accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant’s employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information.
Deferred Compensation Plans under Section 457 (“Section 457 Plans”)
Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code Section 457. For these purposes, a “governmental employer” is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an “Eligible Deferred Compensation Plan” or “Section 457(b) Plan.” Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant’s includible compensation or (2) the applicable dollar amount, ($19,500 in 2021). The Plan may provide for additional “catch-up” contributions. One catch-up contribution allows participants over age 50 to make additional contributions each year ($6,500 in 2021); while another permits 457(b) pre-retirement contributions in the three prior years to, but not including, the year the participant reaches normal retirement age. A participant cannot use both catch-up provisions concurrently. In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 59 1∕2, (2) the participant has a severance from employment (including death), (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations), or (4) with respect to amounts invested in a lifetime income investment, the date that is 90 days prior to the date that such lifetime income investment may no longer be held as an investment option under the Plan.
Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts, certain other insurance contracts, and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (nongovernmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. Where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer’s general creditors under Code Section 457(b)(6).
Taxation of Amounts Received from Qualified Plans
Except under certain circumstances in the case of Roth IRAs or Roth accounts in a Qualified Plan, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other “investment in the contract.” For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, Code Section 72 provides the tax rules for determining what portion of each amount received represents a tax-free recovery of “investment in the contract”.
For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the “investment in the contract,” based on the ratio of the “investment in the contract” over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.
In addition, penalty taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.
Penalty Taxes for Qualified Plans
Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal penalty taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions (“RMDs”). Penalty taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The penalty taxes on premature distributions and failures to make timely RMDs are more uniform and are described in more detail below.
a.Penalty Taxes on Premature Distributions
Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59 1∕2. However, this 10% penalty tax does not apply to a distribution that is either:
(i)made to a beneficiary (or to the employee’s estate) on or after the employee’s death;
(ii)attributable to the employee’s becoming disabled under Code Section 72(m)(7);
(iii)part of a series of substantially equal periodic payments (not less frequently than annually  —  “SEPPs”) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary (“SEPP Exception”), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;
(iv)(except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);
(v)(except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);
(vi)not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year which are not reimbursed by health insurance (without regard to whether the taxpayer deducts the unreimbursed medical expenses);
(vii)certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty;
(viii) distributions of up to $5,000 from a retirement plan in the case of a birth or adoption of a child under Code Section 72(t)(2)(H); or
(ix) certain designated qualified disaster distributions, including qualified Coronavirus Related Distributions.
In addition, the 10% penalty tax does not apply to a distribution from an IRA that is either:
(i)made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;
(ii)not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or
(iii)for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8).
If the taxpayer avoids this 10% penalty tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59 1∕2 and (b) 5 years have elapsed since the first of these periodic payments.
For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual’s employer under a SIMPLE Plan, the 10% penalty tax rate is increased to 25%.
b.RMDs and 50% Penalty Tax
If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution (“RMD”) for the year, the participant is subject to a 50% penalty tax on the amount that has not been timely distributed.
An individual’s interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of  —
(i)the calendar year in which the individual attains age 72, or
(ii)(except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.
The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over  —
(a)the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or
(b)over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.

Effective January 1, 2020, non-spouse “designated beneficiaries” of a deceased plan participant Owner must generally receive distributions within 10 years of the death of the participant. However, the life expectancy payout option (a/k/a “stretch payout”) is still available for non-spouse beneficiaries who are “Eligible Designated Beneficiaries” enabling them to make a tax-free “direct rollover” (in the form of a direct transfer between Plan fiduciaries, as described below in “Rollover Distributions”) from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an “inherited IRA” that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant). “Eligible Designated Beneficiaries” include beneficiaries who are not more than 10 years younger, disabled, chronically ill, and minors until age of majority, at which time the 10-year rule applies
If an individual dies after RMDs have begun for such individual, any remainder of the individual’s interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual’s death.
The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner’s surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount. RMDs also can be made in the form of Annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.
In addition, in computing any RMD amount based on a contract’s account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% penalty tax for RMDs if such additional RMD amount is not timely distributed. There is a recent exception to the RMD rules for certain lifetime income annuity benefits (Qualified Longevity Annuity Contracts, or “QLAC”), provided by Revenue Ruling 2012-3 and proposed Treasury regulations.
Tax Withholding for Qualified Plans
Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. The federal income tax withholding requirements, including any “elections out” and the rate at which withholding applies are different for periodic and non-periodic distributions. Special rules apply when the distribution is an “eligible rollover distribution” from a Qualified Plan (described below in “Rollover Distributions”). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the “eligible rollover distribution,” to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in “Rollover Distributions”). Payees cannot elect out of this mandatory 20% withholding in the case of such an “eligible rollover distribution.”
Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.
Regardless of any “election out” (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee’s total tax liability.
Rollover Distributions
The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plans (a “direct transfer” or a “direct rollover”) or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a “60-day rollover”), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, We advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.
For instance, generally any amount can be transferred directly from one type of Qualified Plan to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transferor Plan and if other applicable conditions are met. Such a “direct transfer” between the same kinds of Plan is generally not treated as any form of “distribution” out of such a Plan for federal income tax purposes.
By contrast, an amount distributed from one type of Plan into a different type of Plan generally is treated as a “distribution” out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a “direct rollover” (made directly to another Plan) or as a “60-day rollover.” The tax restrictions and other rules for a “direct rollover” and a “60-day rollover” are similar in many ways, but if any “eligible rollover distribution” made from certain types of Qualified Plan is not transferred directly to another Plan by a “direct rollover,” then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a “60-day rollover” by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a “60-day rollover”, the amount that is not rolled over remains subject to normal income tax plus any applicable penalty.
Under Code Sections 402(f)(2)(A) and 3405(c)(3) an “eligible rollover distribution” (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a “direct rollover”) is generally any distribution to an employee of any portion (or all) of the balance to the employee’s credit in any of the following types of “Eligible Retirement Plan”: (1) a Qualified Plan under Code Section 401(a) (“Qualified 401(a) Plan”), (2) a qualified annuity plan under Code Section 403(a) (“Qualified Annuity Plan”), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an “eligible rollover distribution” does not include any distribution that is either  —
a.an RMD amount;
b.one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or
c.any distribution made upon hardship of the employee.
Before making an “eligible rollover distribution,” a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the “direct rollover” and “60-day rollover” rules and the distribution’s exposure to the 20% mandatory withholding if it is not made by “direct rollover.” Generally, under Code Sections 402(c), 403(b)(8) and 457 (e)(16), a “direct rollover” or a “60-day rollover” of an “eligible rollover distribution” can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an “eligible rollover distribution” that can qualify for a tax-free “60-day rollover” is limited to the amount that otherwise would be includable in gross income. By contrast, a “direct rollover” of an “eligible rollover distribution” can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution penalty tax applicable to distributions from such a “predecessor” Qualified Plan.
Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free “direct rollover” or “60-day rollover” can be made between a “Non-Roth IRA” (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from Non-Roth IRA to a Roth IRA, or a “conversion” of a Non-Roth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free “direct rollover” or “60-day rollover” can be made between an “inherited IRA” (Non-Roth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a “direct rollover” or a “60-day rollover” to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a “direct rollover” or a “60-day rollover” to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no l-year limit applies to any such “direct rollover.” Similar rules apply to a “direct rollover” or a “60-day rollover” of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer’s SIMPLE Plan is generally disqualified (and subject to the 25% penalty tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a “direct rollover” or a “60-day rollover” to an Eligible Retirement Plan that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).
Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a non-spouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS and to qualified Coronavirus Related Distributions.

Distribution
The Contracts are no longer offered for sale. MML Distributors, LLC (“MMLD”), a subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), is the principal underwriter of the Contracts, which are sold by affiliated and unaffiliated broker-dealer, and financial institutions.
MMLD is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The principal business address of MMLD is 1295 State Street, Springfield, MA 01111.
Financial Intermediaries receive commissions (described below under “Commissions”). Certain selected Financial Intermediaries also receive additional compensation (described below under “Additional Payments”). All or a portion of the payments made to Financial Intermediaries may be passed on to Registered Representatives according to a Financial Intermediaries’ internal compensation practices.
Affiliated broker-dealers also employ individuals called “wholesalers” in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract value.
Commissions
Up front commissions paid to Financial Intermediaries generally range from 0% to up to 7% of each Contribution you pay for your Contract. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1.20% of your Contract value. MMLD pays different commissions based on the Contract variation that you buy.
Commission arrangements vary from one Financial Intermediary to another. We and MMLD are not involved in determining your Registered Representative’s compensation. Under certain circumstances, your Registered Representative may be required to return all or a portion of the commissions paid.
Check with your Registered Representative to verify whether your account is a brokerage or an advisory account. Your interests may differ from Ours and your Registered Representative (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your Registered Representative (or the Financial Intermediary with which they are associated) can be paid both by you and MMLD and its affiliates based on what you buy. Therefore, profits, and your Registered Representative’s (or their Financial Intermediary’s) compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.
Additional Payments
Subject to FINRA and Financial Intermediary rules, MMLD and its affiliates also make additional payments to Financial Intermediaries (who may or may not be affiliated with Us) to encourage the sale of this Contract and other contracts that We issue to retirement programs that We or Our affiliates offer (“Additional Payments”). Additional Payments are generally based on average net assets (or aged assets) of the contracts or programs attributable to a particular Financial Intermediary, on sales of the contracts or programs attributable to a particular Financial Intermediary, and/or sales expenses. Additional Payments may be used for various purposes, and may take various forms, such as:
•Payments for access to Registered Representatives and/or Financial Intermediaries, such as through one-on-one wholesaler visits or attendance at national sales meetings or similar events.
•Payments for inclusion of Our products on a Financial Intermediary’s “preferred list”; participation in, or visibility at, national and regional conferences; and/or articles in Financial Intermediary publications highlighting Our products and services.
•Payments for various marketing expenses such as joint marketing campaigns and/or Financial Intermediary event advertising/participation; sponsorship of Financial Intermediary sales contests and/or promotions in which participants (including Registered Representatives) receive prizes such as travel awards, merchandise and recognition; and expenses of generating clients.
•Payment and support to Underlying Fund companies including Fund related wholesaler support, training and marketing activities for certain Funds, and providing sales activity reports.
•Sales support through such things as providing hardware and software, operational and systems integration, links to Our website from a Financial Intermediary’s websites; shareholder services (including sub-accounting) sponsorship of Financial Intermediary due diligence meetings; and/or expense allowances and reimbursements.
•“Due diligence” payments for a Financial Intermediary’s examination of a product; payments for educational training, sales or training seminars, conferences and programs, sales and service desk training, and/or client or prospect seminar sponsorships.
•Occasional meals and entertainment, tickets to sporting events and other gifts.

More Information
Modification of the Contracts
Subject to any federal and state regulatory restrictions, We may modify the Contracts at any time by written agreement between the Contract Owner and Us. No modification will affect the amount or term of any Annuities begun prior to the effective date of the modification, unless it is required to conform the Contract to, or give the Contract Owner the benefit of, any federal or state statutes or any rule or regulation of the U.S. Treasury Department or the Internal Revenue Service.
On or after the fifth anniversary of any contract we may change, from time to time, any or all of the terms of the Contracts by giving 90 days advance written notice to the Contract Owner, except that the Mortality and Expense Risk and Administrative Charge and the Sales Charges which are applicable at the time a Participant’s Account is established under a contract, will continue to be applicable to all Contributions made to such Participant’s Account which in any year do not exceed three times the total Contributions made to such Participant’s Account during the initial 12 consecutive months of participation in such Participant’s Account.
We may modify the Contract at any time if such modification: (i) is necessary to make the Contract or the Separate Account comply with any law or regulation issued by a governmental agency to which we are subject; or (ii) is necessary to assure continued qualification of the Contract under the Code or other federal or state laws relating to retirement annuities or annuity contracts; or (iii) is necessary to reflect a change in the operation of the Separate Account or the Sub-Account(s); or (iv) provides additional Separate Account options; or (v) withdraws Separate Account options. In the event of any such modification we will provide notice to the Contract Owner or to the payee(s) during the Annuity period. Talcott Resolution may also make appropriate endorsement in the Contract to reflect such modification.
A contract may be suspended by the Contract Owner by giving us written notice at least 90 days before the effective date of the suspension at our Administrative Office. A contract will be suspended automatically on its anniversary if the Contract Owner fails to assent to any modification of a contract. In this context, such modifications would have become effective on or before that anniversary.
Upon suspension, we will continue to accept Contributions, subject to the terms of the Contract, as such terms are applicable to Participant’s Accounts under the Contracts prior to such suspension. However, no Contributions will be accepted on behalf of any new Participant Accounts. Annuitants at the time of any suspension will continue to receive their Annuity payouts. The suspension of a contract will not preclude a Contract Owner from applying existing Participant’s Accounts to the purchase of Fixed or Variable Annuity benefits. of the Contract, We will not accept any more Contributions. Loan repayments will continue to be accepted. The suspension of the Contract will not preclude a Contract Owner from applying existing Participant’s Accounts to the purchase of Fixed or Variable Annuity Benefits. Suspension of the Contract will not affect payments to be made by Us under an Annuity that commenced prior to the date of suspension.
Reservation of Rights Under the Contract
We may, at Our sole discretion, elect not to exercise a right or reservation specified in this Contract. If we elect not to exercise a right or reservation, We are not waiving it. We may decide to exercise a right or a reservation that We previously did not exercise.
Legal Proceeding
Like other insurance companies, We are involved in lawsuits, arbitrations, and regulatory/legal proceedings. Certain of the lawsuits and legal actions the Company is involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, We do not expect the ultimate result of any of these actions to result in a material adverse effect on the Company or its Separate Accounts. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s results of operations or cash flows in particular quarterly or annual periods.

Appendix A – Underlying Funds
The following is a list of the Underlying Fund currently available under the Contract. In the event more than one Underlying Fund were offered under the Contract, the Underlying Funds available to you may vary by Employer. In such an event, you should refer to your retirement plan documents for a list of Underlying Funds available to you. More information about the Underlying Fund is available in the prospectuses for the Fund, which may be amended from time to time and can be found online at https://plan.empower-retirement.com/plancloudws/fundprospectus. You can also request this information at no cost by calling (844) 804-8989 or sending an email request to Participant_services@empower-retirement.com.
The current expenses and performance information below reflect fees and expenses of the Underlying Fund, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. The past performance of a Fund is not necessarily an indication of future performance.
UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 YEAR	5 YEAR (or since inception)	10 YEAR (or since inception)
US Insurance Large Blend	BlackRock S&P 500 Index V.I. Fund - Class I Shares*; Adviser: BlackRock Advisors LLC; Subadviser: N/A	0.15%	28.53%	18.26%	16.25%
US Insurance Allocation--50% to 70% Equity	Calvert VP SRI Balanced Portfolio - Class I; Adviser: Calvert Research and Management; Subadviser: N/A	0.63%	15.12%	12.47%	10.5%
US Fund Allocation--50% to 70% Equity	Hartford Balanced HLS Fund - Class IA (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts); Adviser: Hartford Funds Management Company, LLC; Subadviser: Wellington Management Company LLP	0.67%	19.64%	12.43%	11.02%
US Fund Large Blend	Hartford Capital Appreciation HLS Fund - Class IA (Closed to Contracts issued on or about 1/3/2005); Adviser: Hartford Funds Management Company, LLC; Subadviser: Wellington Management Company LLP	0.67%	14.76%	15.86%	14.67%
US Fund Large Value	Hartford Dividend and Growth HLS Fund - Class IA (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts); Adviser: Hartford Funds Management Company, LLC; Subadviser: Wellington Management Company LLP	0.66%	32%	15.44%	14.7%
US Fund Foreign Large Blend	Hartford International Opportunities HLS Fund - Class IA (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts); Adviser: Hartford Funds Management Company, LLC; Subadviser: Wellington Management Company LLP	0.75%	7.82%	10.81%	9.24%
APP A-1

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 YEAR	5 YEAR (or since inception)	10 YEAR (or since inception)
US Fund Large Blend	Hartford Stock HLS Fund - Class IA (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts); Adviser: Hartford Funds Management Company, LLC; Subadviser: Wellington Management Company LLP	0.52%	24.98%	17.08%	15.12%
US Fund Intermediate Core-Plus Bond	Hartford Total Return Bond HLS Fund - Class IA (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts); Adviser: Hartford Funds Management Company, LLC; Subadviser: Wellington Management Company LLP	0.51%	-0.95%	4.51%	3.82%
US Fund Ultrashort Bond	Hartford Ultrashort Bond HLS Fund - Class IA (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts); Adviser: Hartford Funds Management Company, LLC; Subadviser: Wellington Management Company LLP	0.46%	-0.19%	1.32%	0.78%
*
 Denotes Underlying Funds and their investment advisers that have entered into temporary expense reimbursements and /or fee waivers. See the prospectus for the Underlying Fund for further information.
HV-1009
APP A-2

The Statement of Additional Information (“SAI”), which is incorporated by reference into this Prospectus, includes additional information about the Separate Account and the Contract. The SAI is available without charge, upon request. To request copies of the SAI and make other inquiries about your Contracts, call us at 1-844-804-8989. Copies of the SAI and other information are also available on the following website https://plan.empower-retirement.com/plancloudws/fundprospectus and by e-mail request to Participant_services@empower-retirement.com. Reports and other information about the Separate Account and the Contract are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
HV-1009

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HV-1009

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HV-1009

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HV-1009

Statement of Additional Information
DC Variable Account-I and Separate Account Two
(DC-II)
Group Variable Annuity Contracts
HV-1009
Issued by
Talcott Resolution Life Insurance Company
1 Griffin Road North, Windsor, CT 06095
This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the Prospectus. The SAI is available without charge, upon request. To request copies of the SAI and make other inquiries about your Contracts, call us at 1-844-804-8989. Copies of the SAI and other information are also available on the following following website https://plan.empower-retirement.com/plancloudws/fundprospectus and by e-mail request to Participant_services@empower-retirement.com. Reports and other information about the Separate Account and the Contract are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Date of Prospectus: May 2, 2022
Date of Statement of Additional Information: May 2, 2022

3

General Information
In order to supplement the description in the Prospectus, the following provides additional information about the Contracts and other matters which may be of interest to you. Terms used in this Statement of Additional Information have the same meanings as are defined in the Prospectus under the heading “Definitions.”

Talcott Resolution Life Insurance Company
Talcott Resolution Life Insurance Company (formerly named Hartford Life Insurance Company) is a stock life insurance company. It is authorized to do business in all states of the United States and the District of Columbia. Talcott Resolution was originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Its executive offices are located at 1 Griffin Road North, Windsor, CT 06095.
On January 1, 2013, Talcott Resolution entered into a reinsurance agreement and administrative services agreement with Massachusetts Mutual Life Insurance Company (“MassMutual”) to re-insure the obligations of Talcott Resolution under the Contracts and to provide administration of the Contracts.
On December 20, 2020, MassMutual entered into a reinsurance agreement and subcontractor administrative services agreement with Great-West Life & Annuity Insurance (“Great-West”) further to re-insure the obligations of Talcott Resolution under the Contracts and to provide administration of the Contracts.
Great-West has primary responsibility for administration of the Contract and the Separate Account. Great-West or its affiliates may also provide recordkeeping and other service to the Plan for which they receive compensation from Plan assets.
On June 30, 2021, pursuant to the Agreement and Plan of Merger dated as of January 18, 2021, by and among Sutton Holdings Investments, Ltd. (“Buyer”), Sutton Holdings Merger Sub, L.P., Hopmeadow Holdings, LP (“HHLP”) and Hopmeadow Holdings GP LLC, the owners of HHLP sold all of the issued and outstanding equity interests in HHLP, a parent of Talcott Resolution Life Insurance Company, to Buyer, an affiliate of Sixth Street, a global investment firm. Talcott Resolution is ultimately controlled by A. Michael Muscolino and Alan Waxman.
Financial Condition of Talcott Resolution
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.talcottresolution.com [talcottresolution.com] or visiting the SEC’s website at www.sec.gov [sec.gov]. You may also obtain reports and other financial information about us by contacting your state insurance department.

Legal Matters
All matters of applicable state law pertaining to the Contracts, including the Company’s right to issue the Contracts, have been passed upon by the Company’s Chief Compliance Officer. Eversheds Sutherland (USA) LLP of Washington, DC has provided advice on certain matters relating to the federal securities laws.

Services
A. Safekeeping of Separate Account Assets
Talcott Resolution holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Talcott Resolution’s general corporate assets. Records are maintained of all purchases and redemptions of the underlying Fund shares held in each of the Sub-Accounts.

4

B. Independent Registered Public Accounting Firm
The consolidated financial statements and the related financial statement schedules of Talcott Resolution Life Insurance Company as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), and for the period of July 1, 2021 to December 31, 2021 (Successor Company) and the six months ended June 30, 2021 (Predecessor Company), and for the years ended December 31, 2020 and 2019 (Predecessor Company) and the financial statements of each of the individual Sub-Accounts which comprise Talcott Resolution Life Insurance Company Separate Account Two as of December 31, 2021, included in this Registration Statement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports. Such financial statements are included in reliance upon the reports of such firm given their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.

The financial statements of Talcott Resolution Life Insurance Company DC Variable Account - I as of December 31, 2021 and for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended have been included in this Statement of Additional Information herein in reliance upon the report of KPMG LLP, an independent registered public accounting firm, also included herein, and upon the authority of said firm as experts in accounting and auditing. The principal business address of KPMG LLP is Two Financial Center, 60 South Street, Boston, MA 02111.

C. Principal Underwriter
Effective January 31, 2013, we have entered into a distribution agreement with MML Distributors, LLC (“MMLD”) under which MMLD serves as Principal Underwriter for the Contracts, which are offered on a continuous basis. MMLD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). MMLD is an affiliate of Massachusetts Mutual Life Insurance Company (“MassMutual”), the administrator of the Contracts. The principal business address of MMLD is 1295 State Street, Springfield, MA 01111.
MMLD may, by written notice to us, require that we pay MMLD, underwriting commissions for its services. Currently, we do not pay MMLD underwriting commissions for the Contracts offered through the Separate Account. For 2021, 2020, and 2019, the aggregate dollar amount of underwriting commissions paid to MMLD in its role as principal underwriter was $0.

Withholding
Annuity payments and other amounts received under the Contract are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.
Notwithstanding the recipient's election, withholding may be required with respect to certain payments to be delivered outside the United States. Moreover, special “backup withholding” rules may require the Company to disregard the recipient's election if the recipient fails to supply the Company with a “TIN” or taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies the Company that the TIN provided by the recipient is incorrect.
We may be required to withhold at a rate of 30% under the Foreign Account Tax Compliance Act (“FATCA”) on certain distributions to foreign financial institutions and non-financial foreign entities holding accounts on behalf of and/or the assets of U.S. persons unless the foreign entities provide us with certain certifications regarding their status under FATCA on the applicable IRS forms. Prospective purchasers with accounts in foreign financial institutions or non-financial foreign entities are advised to consult with a competent tax advisor regarding the application of FATCA to their purchase situation.

5

Financial Statements
The financial statements for Talcott Resolution Life Insurance Company DC Variable Account-I and Talcott Resolution Life Insurance Company Separate Account Two and the statutory financial statements and supplemental information of Talcott Resolution Life Insurance Company as of December 31, 2021 and for the period then ended, are included herein.

Report of Independent Registered Public Accounting Firm

Those charged with governance

Talcott Resolution Life Insurance Company DC Variable Account – I:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the sub-accounts listed in the Appendix that comprise the Talcott Resolution Life Insurance Company DC Variable Account—I (the Separate Account) as of December 31, 2021, and the related statements of operations for the year or period then ended (as described in the Appendix), the statements of changes in net assets for each of the years or periods in the two-year period then ended (as described in the Appendix), and the related notes, including the financial highlights in Note 6 for each of the years or periods in the five-year period then ended (as described in the Appendix) (collectively the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each sub-account as of December 31, 2021, the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2021, by correspondence with the underlying mutual funds or their transfer agent or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the Talcott Separate Accounts’ auditor since 2015.

Boston, Massachusetts

April 21, 2022

Appendix

The statements of assets and liabilities as of December 31, 2021, the statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended.

AB Variable Products Series AB International Value Portfolio

American Funds® IS Growth Fund

Calvert VP SRI Balanced Portfolio

Fidelity® VIP Contrafund® Portfolio

Fidelity® VIP FundsManager 60% Portfolio

Franklin Income VIP Fund

Hartford Balanced HLS Fund

Hartford Total Return Bond HLS Fund

Hartford Capital Appreciation HLS Fund

Hartford Dividend and Growth HLS Fund

Hartford International Opportunities HLS Fund

Hartford Ultrashort Bond HLS Fund

Hartford Small Cap Growth HLS Fund

Hartford Stock HLS Fund

Invesco Global Fund/VA

Morgan Stanley VIF Discovery Portfolio

Putnam VT Small Cap Value Fund

PIMCO VIT Real Return Portfolio

Pioneer Mid Cap Value VCT Portfolio

Royce Small-Cap Portfolio

Invesco V.I. Comstock Fund

Blackrock S&P 500 Index V.I. Fund

The statement of assets and liabilities as of December 31, 2021, the statement of operations for the year then ended, the statement of changes in net assets for the year then ended and the period from September 19, 2020 (inception) to December 31, 2020, and the financial highlights for each of the years or periods in the two-year period ended December 31, 2021.

Hartford Disciplined Equity HLS Fund

The statement of assets and liabilities as of December 31, 2021, the statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended, and the financial highlights for the year ended December 31, 2017

Morgan Stanley VIF Inc., U.S. Real Estate Portfolio

The statement of changes in net assets for the period from January 1, 2020 to September 18, 2020, and the financial highlights for each of the years in the three-year period ended December 31, 2019.

Hartford Growth Opportunities HLS Fund

The statement of changes in net assets for the period from January 1, 2020 to September 25, 2020, and the financial highlights for each of the years in the three-year period ended December 31, 2019.

Hartford U.S. Government Securities HLS Fund

The financial highlights for the year ended December 31, 2017.

Fidelity® VIP Freedom 2020 Portfolio

The financial highlights for each of the years in the two-year period ended December 31, 2018.

Fidelity® VIP FundsManager 50% Portfolio

The financial highlights for each of the years in the three-year period ended December 31, 2019.

Victory Variable Insurance Diversified Stock Fund

DC Variable Account - One

Talcott Resolution Life Insurance Company Separate Account DC Variable Account I

Statement of Assets and Liabilities

For the Year Ended December 31, 2021

	AB Variable Products Series AB International Value Portfolio	American Funds® IS Growth Fund	Calvert VP SRI Balanced Portfolio	Fidelity® VIP Contrafund® Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	1,646	501	16,801	1,072

Cost	$24,293	$41,441	$32,282	$38,403

Maket Value	$25,705	$63,305	$46,707	$58,243

Due from Sponsor Company	—	—	—	—
Receivable from fund shares sold	4	—	1	—
Other assets	—	1	1	2

Total assets	25,709	63,306	46,709	58,245

Liabilities:
Due to Sponsor Company	13	6	14	3
Payable for fund shares purchased	—	—	—	—
Other liabilities	—	—	—	—

Total liabilities	13	6	14	3

Net assets:
For contract liabilities	$25,696	$63,300	$46,695	$58,242

Deferred contracts in the accumulation period:
Units owned by participants #	2,636	1,144	5,252	1,294
Minimum unit fair value #*	9.746832	55.332240	8.889608	45.022920
Maximum unit fair value #*	9.746832	55.332240	8.889608	45.022920
Contract liability	$25,696	$63,300	$46,695	$58,242

#	Rounded units/unit fair values
*	For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

DC Variable Account - One

Talcott Resolution Life Insurance Company Separate Account DC Variable Account I

Statement of Assets and Liabilities

For the Year Ended December 31, 2021

	Fidelity ® VIP FundsManager 60% Portfolio	Franklin Income VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	20,004	1,096	48,594	9,833

Cost	$211,764	$17,312	$995,242	$112,926

Maket Value	$247,249	$18,361	$1,723,616	$111,015

Due from Sponsor Company	—	—	—	—
Receivable from fund shares sold	—	—	9	1
Other assets	—	2	—	—

Total assets	247,249	18,363	1,723,625	111,016

Liabilities:
Due to Sponsor Company	—	5	9	8
Payable for fund shares purchased	—	—	—	—
Other liabilities	1	—	—	2

Total liabilities	1	5	9	10

Net assets:
For contract liabilities	$247,248	$18,358	$1,723,616	$111,006

Deferred contracts in the accumulation period:
Units owned by participants #	7,274	798	81,334	9,294
Minimum unit fair value #*	33.992210	23.010130	21.191859	11.944237
Maximum unit fair value #*	33.992210	23.010130	21.191859	11.944237
Contract liability	$247,248	$18,358	$1,723,616	$111,006

#	Rounded units/unit fair values
*	For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

DC Variable Account - One

Talcott Resolution Life Insurance Company Separate Account DC Variable Account I

Statement of Assets and Liabilities

For the Year Ended December 31, 2021

	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	41,082	27,386	14,549	8,102

Cost	$1,884,109	$594,991	$226,669	$109,150

Maket Value	$2,229,104	$755,306	$303,342	$169,324

Due from Sponsor Company	—	—	—	—
Receivable from fund shares sold	24	7	—	3
Other assets	1	4	1	—

Total assets	2,229,129	755,317	303,343	169,327

Liabilities:
Due to Sponsor Company	24	14	—	9
Payable for fund shares purchased	—	—	—	—
Other liabilities	—	—	—	5

Total liabilities	24	14	—	14

Net assets:
For contract liabilities	$2,229,105	$755,303	$303,343	$169,313

Deferred contracts in the accumulation period:
Units owned by participants #	30,177	57,428	22,930	30,943
Minimum unit fair value #*	73.868200	13.151887	13.228988	5.471709
Maximum unit fair value #*	73.868200	13.151887	13.228988	5.471709
Contract liability	$2,229,105	$755,303	$303,343	$169,313

#	Rounded units/unit fair values
*	For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

DC Variable Account - One

Talcott Resolution Life Insurance Company Separate Account DC Variable Account I

Statement of Assets and Liabilities

For the Year Ended December 31, 2021

	Hartford Ultrashort Bond HLS Fund	Hartford Small Cap Growth HLS Fund	Hartford Stock HLS Fund	Morgan Stanley VIF, Inc. U.S. Real Estate Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	15,409	4,356	6,917	91

Cost	$154,645	$131,208	$382,850	$2,007

Maket Value	$154,095	$159,443	$787,869	$2,114

Due from Sponsor Company	—	—	—	—
Receivable from fund shares sold	1	—	2	—
Other assets	1	1	—	—

Total assets	154,097	159,444	787,871	2,114

Liabilities:
Due to Sponsor Company	7	4	12	7
Payable for fund shares purchased	—	—	—	—
Other liabilities	—	—	3	—

Total liabilities	7	4	15	7

Net assets:
For contract liabilities	$154,090	$159,440	$787,856	$2,107

Deferred contracts in the accumulation period:
Units owned by participants #	42,714	4,007	10,501	98
Minimum unit fair value #*	3.607454	39.786171	75.024420	21.437893
Maximum unit fair value #*	3.607454	39.786171	75.024420	21.437893
Contract liability	$154,090	$159,440	$787,856	$2,107

#	Rounded units/unit fair values
*	For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

DC Variable Account - One

Talcott Resolution Life Insurance Company Separate Account DC Variable Account I

Statement of Assets and Liabilities

For the Year Ended December 31, 2021

	Morgan Stanley VIF Discovery Portfolio	Invesco Global Fund/VA	Putnam VT Small Cap Value Fund	PIMCO VIT Real Return Portfolio
	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	11,219	1,393	1,731	1,662

Cost	$194,671	$59,162	$21,664	$23,216

Maket Value	$179,958	$78,242	$24,055	$23,251

Due from Sponsor Company	—	—	—	—
Receivable from fund shares sold	2	—	—	—
Other assets	—	1	—	3

Total assets	179,960	78,243	24,055	23,254

Liabilities:
Due to Sponsor Company	6	8	2	2
Payable for fund shares purchased	—	—	—	—
Other liabilities	—	—	5	—

Total liabilities	6	8	7	2

Net assets:
For contract liabilities	$179,954	$78,235	$24,048	$23,252

Deferred contracts in the accumulation period:
Units owned by participants #	2,625	2,393	961	1,302
Minimum unit fair value #*	68.540304	32.691209	25.017005	17.859486
Maximum unit fair value #*	68.540304	32.691209	25.017005	17.859486
Contract liability	$179,954	$78,235	$24,048	$23,252

#	Rounded units/unit fair values
*	For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

1)	Formerly Invesco Global Fund, Name changed to Invesco Global Fund/VA ,effective April 30, 2021

The accompanying notes are an integral part of these financial statements.

DC Variable Account - One

Talcott Resolution Life Insurance Company Separate Account DC Variable Account I

Statement of Assets and Liabilities

For the Year Ended December 31, 2021

	Pioneer Mid Cap Value VCT Portfolio	Royce Small-Cap Portfolio	Invesco V.I. Comstock Fund	BlackRock S&P 500 Index V.I. Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	591	4,643	218	21,082

Cost	$12,240	$46,193	$4,175	$506,276

Maket Value	$13,461	$43,693	$4,579	$679,893

Due from Sponsor Company	—	—	—	9
Receivable from fund shares sold	—	—	—	—
Other assets	—	—	3	—

Total assets	13,461	43,693	4,582	679,902

Liabilities:
Due to Sponsor Company	6	9	8	—
Payable for fund shares purchased	—	—	—	9
Other liabilities	1	1	—	1

Total liabilities	7	10	8	10

Net assets:
For contract liabilities	$13,454	$43,683	$4,574	$679,892

Deferred contracts in the accumulation period:
Units owned by participants #	525	1,874	156	37,606
Minimum unit fair value #*	25.619411	23.307253	29.360000	18.079562
Maximum unit fair value #*	25.619411	23.307253	29.360000	18.079562
Contract liability	$13,454	$43,683	$4,574	$679,892

#	Rounded units/unit fair values
*	For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

DC Variable Account - One

Talcott Resolution Life Insurance Company Separate Account DC Variable Account I

Statement of Operations

For the Year Ended December 31, 2021

	AB Variable Products Series AB International Value Portfolio	American Funds® IS Growth Fund
	Sub-Account	Sub-Account
Investment income:
Dividends	$409	$251

Expenses:
Mortality and expense risk charges	(209)	(1,013)

Net Investment income (loss)	200	(762)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	167	21,107
Net realized gain distributions	—	14,324
Net unrealized appreciation (depreciation) of Investments during the year	1,827	(15,033)

Net gain (loss) on investments	1,994	20,398

Net increase (decrease) in net assets resulting from operations	2,194	19,636

The accompanying notes are an integral part of these financial statements.

DC Variable Account - One

Talcott Resolution Life Insurance Company Separate Account DC Variable Account I

Statement of Operations

For the Year Ended December 31, 2021

	Calvert VP SRI Balanced Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity ® VIP FundsManager 60% Portfolio	Franklin Income VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Investment income:
Dividends	$526	$35	$2,274	$804	$16,697	$2,742

Expenses:
Mortality and expense risk charges	(420)	(484)	(2,132)	(155)	(15,270)	(1,053)

Net Investment income (loss)	106	(449)	142	649	1,427	1,689

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	3,009	1,898	243	3	63,326	(3)
Net realized gain distributions	1,357	6,794	3,855	—	90,766	2,800
Net unrealized appreciation (depreciation) of Investments during the year	1,623	4,561	20,667	1,842	130,231	(6,726)

Net gain (loss) on investments	5,989	13,253	24,765	1,845	284,323	(3,929)

Net increase (decrease) in net assets resulting from operations	6,095	12,804	24,907	2,494	285,750	(2,240)

The accompanying notes are an integral part of these financial statements.

DC Variable Account - One

Talcott Resolution Life Insurance Company Separate Account DC Variable Account I

Statement of Operations

For the Year Ended December 31, 2021

	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Cap Growth HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Investment income:
Dividends	$10,280	$9,058	$1,624	$1,697	$1,256	$—

Expenses:
Mortality and expense risk charges	(20,675)	(7,140)	(2,555)	(1,496)	(1,579)	(1,869)

Net Investment income (loss)	(10,395)	1,918	(931)	201	(323)	(1,869)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	97,709	58,587	3,628	2,464	(147)	8,441
Net realized gain distributions	195,109	36,099	12,094	—	—	16,629
Net unrealized appreciation (depreciation) of Investments during the year	17,826	122,336	46,731	8,197	(1,418)	(18,674)

Net gain (loss) on investments	310,644	217,022	62,453	10,661	(1,565)	6,396

Net increase (decrease) in net assets resulting from operations	300,249	218,940	61,522	10,862	(1,888)	4,527

The accompanying notes are an integral part of these financial statements.

DC Variable Account - One

Talcott Resolution Life Insurance Company Separate Account DC Variable Account I

Statement of Operations

For the Year Ended December 31, 2021

	Hartford Stock HLS Fund	Morgan Stanley VIF, Inc. U.S. Real Estate Portfolio	Morgan Stanley VIF Discovery Portfolio	Invesco Global Fund/VA	Putnam VT Small Cap Value Fund	PIMCO VIT Real Return Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account
Investment income:
Dividends	$8,853	$—	$—	$—	$124	$1,110

Expenses:
Mortality and expense risk charges	(7,287)	(2)	(2,746)	(690)	(179)	(206)

Net Investment income (loss)	1,566	(2)	(2,746)	(690)	(55)	904

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	164,159	—	16,735	3,475	49	19
Net realized gain distributions	27,304	—	113,422	3,991	—	—
Net unrealized appreciation (depreciation) of Investments during the year	(24,274)	109	(161,626)	3,047	5,385	138

Net gain (loss) on investments	167,189	109	(31,469)	10,513	5,434	157

Net increase (decrease) in net assets resulting from operations	168,755	107	(34,215)	9,823	5,379	1,061

1)	Formerly Invesco Global Fund , Name changed to Invesco Global Fund/VA , effective April 30, 2021

The accompanying notes are an integral part of these financial statements.

DC Variable Account - One

Talcott Resolution Life Insurance Company Separate Account DC Variable Account I

Statement of Operations

For the Year Ended December 31, 2021

	Pioneer Mid Cap Value VCT Portfolio	Royce Small-Cap Portfolio	Invesco V.I. Comstock Fund	BlackRock S&P 500 Index V.I. Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Investment income:
Dividends	$109	$595	$84	$8,119

Expenses:
Mortality and expense risk charges	(98)	(375)	(42)	(5,875)

Net Investment income (loss)	11	220	42	2,244

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	159	(2,972)	(412)	48,626
Net realized gain distributions	—	—	—	45,510
Net unrealized appreciation (depreciation) of Investments during the year	1,316	12,164	1,119	62,638

Net gain (loss) on investments	1,475	9,192	707	156,774

Net increase (decrease) in net assets resulting from operations	1,486	9,412	749	159,018

The accompanying notes are an integral part of these financial statements.

DC Variable Account - One

Talcott Resolution Life Insurance Company Separate Account DC Variable Account I

Statements of Changes in Net Assets

For the Year Ended December 31, 2021

	AB Variable Products Series AB International Value Portfolio	American Funds® IS Growth Fund	Calvert VP SRI Balanced Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity ® VIP FundsManager 60% Portfolio	Franklin Income VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$200	$(762)	$106	$(449)	$142	$649
Net realized gain (loss) on security transactions	167	21,107	3,009	1,898	243	3
Net realized gain distributions	—	14,324	1,357	6,794	3,855	—
Net unrealized appreciation (depreciation) of investments during the year	1,827	(15,033)	1,623	4,561	20,667	1,842

Net increase (decrease) in net assets resulting from operations	2,194	19,636	6,095	12,804	24,907	2,494

Unit transactions:
Purchases	—	1,080	313	—	—	—
Net transfers	1,548	(4,941)	—	(4,315)	—	—
Surrenders for benefit payments and fees	(7)	(58,501)	(11,654)	(891)	(18)	(3)
Other transactions	—	—	—	—	—	—

Net increase (decrease) in net assets resulting from unit transactions	1,541	(62,362)	(11,341)	(5,206)	(18)	(3)

Net increase (decrease) in net assets	3,735	(42,726)	(5,246)	7,598	24,889	2,491

Net Assets:
Beginning of year	21,961	106,026	51,941	50,644	222,359	15,867

End of Year	$25,696	$63,300	$46,695	$58,242	$247,248	$18,358

The accompanying notes are an integral part of these financial statements.

DC Variable Account - One

Talcott Resolution Life Insurance Company Separate Account DC Variable Account I

Statements of Changes in Net Assets

For the Year Ended December 31, 2021

	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Disciplined Equity HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$1,427	$1,689	$(10,395)	$1,918	$(931)
Net realized gain (loss) on security transactions	63,326	(3)	97,709	58,587	3,628
Net realized gain distributions	90,766	2,800	195,109	36,099	12,094
Net unrealized appreciation (depreciation) of investments during the year	130,231	(6,726)	17,826	122,336	46,731

Net increase (decrease) in net assets resulting from operations	285,750	(2,240)	300,249	218,940	61,522

Unit transactions:
Purchases	1,577	1,788	4,057	5,228	—
Net transfers	—	1,914	(3,868)	14,306	30
Surrenders for benefit payments and fees	(144,702)	(13,868)	(515,405)	(383,165)	(11,746)
Other transactions	—	—	—	—	—

Net increase (decrease) in net assets resulting from unit transactions	(143,125)	(10,166)	(515,216)	(363,631)	(11,716)

Net increase (decrease) in net assets	142,625	(12,406)	(214,967)	(144,691)	49,806

Net Assets:
Beginning of year	1,580,991	123,412	2,444,072	899,994	253,537

End of Year	$1,723,616	$111,006	$2,229,105	$755,303	$303,343

The accompanying notes are an integral part of these financial statements.

DC Variable Account - One

Talcott Resolution Life Insurance Company Separate Account DC Variable Account I

Statements of Changes in Net Assets

For the Year Ended December 31, 2021

	Hartford International Opportunities HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Cap Growth HLS Fund	Hartford Stock HLS Fund	Morgan Stanley VIF, Inc. U.S. Real Estate Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$201	$(323)	$(1,869)	$1,566	$(2)
Net realized gain (loss) on security transactions	2,464	(147)	8,441	164,159	—
Net realized gain distributions	—	—	16,629	27,304	—
Net unrealized appreciation (depreciation) of investments during the year	8,197	(1,418)	(18,674)	(24,274)	109

Net increase (decrease) in net assets resulting from operations	10,862	(1,888)	4,527	168,755	107

Unit transactions:
Purchases	3,151	1,303	1,080	737	—
Net transfers	1,117	(4,469)	(5,964)	(717)	2,000
Surrenders for benefit payments and fees	(4,616)	(21,580)	(45,132)	(354,308)	—
Other transactions	—	—	—	—	—

Net increase (decrease) in net assets resulting from unit transactions	(348)	(24,746)	(50,016)	(354,288)	2,000

Net increase (decrease) in net assets	10,514	(26,634)	(45,489)	(185,533)	2,107

Net Assets:
Beginning of year	158,799	180,724	204,929	973,389	—

End of Year	$169,313	$154,090	$159,440	$787,856	$2,107

The accompanying notes are an integral part of these financial statements.

DC Variable Account - One

Talcott Resolution Life Insurance Company Separate Account DC Variable Account I

Statements of Changes in Net Assets

For the Year Ended December 31, 2021

	Morgan Stanley VIF Discovery Portfolio	Invesco Global Fund/VA	Putnam VT Small Cap Value Fund	PIMCO VIT Real Return Portfolio	Pioneer Mid Cap Value VCT Portfolio
	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$(2,746)	$(690)	$(55)	$904	$11
Net realized gain (loss) on security transactions	16,735	3,475	49	19	159
Net realized gain distributions	113,422	3,991	—	—	—
Net unrealized appreciation (depreciation) of investments during the year	(161,626)	3,047	5,385	138	1,316

Net increase (decrease) in net assets resulting from operations	(34,215)	9,823	5,379	1,061	1,486

Unit transactions:
Purchases	1,080	—	—	—	—
Net transfers	(9,939)	13	5,700	229	13,399
Surrenders for benefit payments and fees	(119,550)	(17,110)	(582)	(7,017)	(2,518)
Other transactions	—	—	—	—	—

Net increase (decrease) in net assets resulting from unit transactions	(128,409)	(17,097)	5,118	(6,788)	10,881

Net increase (decrease) in net assets	(162,624)	(7,274)	10,497	(5,727)	12,367

Net Assets:
Beginning of year	342,578	85,509	13,551	28,979	1,087

End of Year	$179,954	$78,235	$24,048	$23,252	$13,454

1)	Formerly Invesco Global Fund , Name changed to Invesco Global Fund/VA , effective April 30, 2021

The accompanying notes are an integral part of these financial statements.

DC Variable Account - One

Talcott Resolution Life Insurance Company Separate Account DC Variable Account I

Statements of Changes in Net Assets

For the Year Ended December 31, 2021

	Royce Small-Cap Portfolio	Invesco V.I. Comstock Fund	BlackRock S&P 500 Index V.I. Fund
	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$220	$42	$2,244
Net realized gain (loss) on security transactions	(2,972)	(412)	48,626
Net realized gain distributions	—	—	45,510
Net unrealized appreciation (depreciation) of investments during the year	12,164	1,119	62,638

Net increase (decrease) in net assets resulting from operations	9,412	749	159,018

Unit transactions:
Purchases	—	—	1,033
Net transfers	3,024	5,013	12,656
Surrenders for benefit payments and fees	(10,448)	(14,110)	(230,268)
Other transactions	—	—	—

Net increase (decrease) in net assets resulting from unit transactions	(7,424)	(9,097)	(216,579)

Net increase (decrease) in net assets	1,988	(8,348)	(57,561)

Net Assets:
Beginning of year	41,695	12,922	737,453

End of Year	$43,683	$4,574	$679,892

The accompanying notes are an integral part of these financial statements.

DC Variable Account - One

Talcott Resolution Life Insurance Company Separate Account DC Variable Account I

Statements of Changes in Net Assets

December 31, 2020

	AB VPS International Value Portfolio	American Funds® IS Growth Fund	Calvert VP SRI Balanced Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Freedom 2020 Portfolio	Fidelity ® VIP FundsManager 60% Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$128	$(442)	$98	$(236)	$—	$55
Net realized gain (loss) on security transactions	(86)	259	6,918	80	—	(91)
Net realized gain on distributions	—	1,721	1,472	185	1	4,762
Net unrealized appreciation (depreciation) of investments during the year	595	32,474	(2,604)	9,954	1	22,393

Net increase (decrease) in net assets resulting from operations	637	34,012	5,884	9,983	2	27,119

Unit transactions:
Purchases	—	1,170	1,056	—	—	—
Net transfers	1,438	8,129	—	7,670	—	—
Surrenders for benefit payments and fees	(7)	(570)	(47,237)	(8)	—	(18)
Other transactions	—	—	(3)	(3)	(2)	—

Net increase (decrease) in net assets resulting from unit transactions	1,431	8,729	(46,184)	7,659	(2)	(18)

Net increase (decrease) in net assets	2,068	42,741	(40,300)	17,642	—	27,101

Net Assets:
Beginning of year	19,893	63,285	92,241	33,002	2	195,258

End of Year	$21,961	$106,026	$51,941	$50,644	$2	$222,359

The accompanying notes are an integral part of these financial statements.

DC Variable Account - One

Talcott Resolution Life Insurance Company Separate Account DC Variable Account I

Statements of Changes in Net Assets

December 31, 2020

	Fidelity® VIP FundsManager 85% Portfolio	Franklin Income VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$—	$726	$11,935	$3,199	$(443)
Net realized gain (loss) on security transactions	—	(16)	31,099	945	17,709
Net realized gain on distributions	—	12	76,698	275	165,492
Net unrealized appreciation (depreciation) of investments during the year	1	(756)	30,988	8,176	263,056

Net increase (decrease) in net assets resulting from operations	1	(34)	150,720	12,595	445,814

Unit transactions:
Purchases	—	—	2,577	3,309	5,056
Net transfers	—	—	(5,760)	(6,605)	(78,407)
Surrenders for benefit payments and fees	—	(3)	(90,424)	(74,905)	(597,041)
Other transactions	—	—	—	—	—

Net increase (decrease) in net assets resulting from unit transactions	—	(3)	(93,607)	(78,201)	(670,392)

Net increase (decrease) in net assets	1	(37)	57,113	(65,606)	(224,578)

Net Assets:
Beginning of year	(1)	15,904	1,523,878	189,018	2,668,650

End of Year	$—	$15,867	$1,580,991	$123,412	$2,444,072

The accompanying notes are an integral part of these financial statements.

DC Variable Account - One

Talcott Resolution Life Insurance Company Separate Account DC Variable Account I

Statements of Changes in Net Assets

December 31, 2020

	Hartford Dividend and Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford International Opportunities HLS Fund	Hartford Ultrashort Bond HLS Fund
	Sub-Account	Sub-Account (1) (3)	Sub-Account (1)	Sub-Account	Sub-Account (2)
Operations:
Net investment income (loss)	$8,555	$106	$(1,169)	$1,033	$1,739
Net realized gain (loss) on security transactions	(9,674)	186	(23,994)	13,751	19
Net realized gain on distributions	38,430	—	88,183	—	—
Net unrealized appreciation (depreciation) of investments during the year	12,350	29,942	(930)	4,237	(1,252)

Net increase (decrease) in net assets resulting from operations	49,661	30,234	62,090	19,021	506

Unit transactions:
Purchases	6,643	—	—	3,901	809
Net transfers	34,554	225,648	(224,147)	(10,152)	57,582
Surrenders for benefit payments and fees	(54,628)	(2,345)	(18)	(72,694)	(2,747)
Other transactions	—	—	(2)	—	—

Net increase (decrease) in net assets resulting from unit transactions	(13,431)	223,303	(224,167)	(78,945)	55,644

Net increase (decrease) in net assets	36,230	253,537	(162,077)	(59,924)	56,150

Net Assets:
Beginning of year	863,764	—	162,079	218,723	124,574

End of Year	$899,994	$253,537	$2	$158,799	$180,724

1)	Hartford Growth Opportunities HLS Fund merged with Hartford Disciplined Equity HLS Fund, Changes effective September 18, 2020
2)	Hartford U.S. Government Securi ties HLS Fund merged with Hartford Ul trashort Bond HLS Fund , Changes effective September 25, 2020
3)	Hartford Disciplined Equity HLS Fund , newly funded effective September 19, 2020

The accompanying notes are an integral part of these financial statements.

DC Variable Account - One

Talcott Resolution Life Insurance Company Separate Account DC Variable Account I

Statements of Changes in Net Assets

December 31, 2020

	Hartford Small Cap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Morgan Stanley VIF Discovery Portfolio	Invesco Oppenheimer Global Fund/ VA
	Sub-Account	Sub-Account	Sub-Account (2)	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$(1,455)	$5,295	$1,370	$(1,609)	$(319)
Net realized gain (loss) on security transactions	(3,495)	174,984	1,186	3,514	902
Net realized gain on distributions	5,853	69,202	—	16,760	2,804
Net unrealized appreciation (depreciation) of investments during the year	45,085	(155,846)	1,590	146,618	15,121

Net increase (decrease) in net assets resulting from operations	45,988	93,635	4,146	165,283	18,508

Unit transactions:
Purchases	1,170	2,000	1,246	1,170	—
Net transfers	(19,440)	(75,418)	(63,052)	88,483	1,917
Surrenders for benefit payments and fees	(517)	(340,062)	(29,574)	(3,345)	(8,046)
Other transactions	—	—	—	—	—

Net increase (decrease) in net assets resulting from unit transactions	(18,787)	(413,480)	(91,381)	86,308	(6,129)

Net increase (decrease) in net assets	27,201	(319,845)	(87,235)	251,591	12,379

Net Assets:
Beginning of year	177,728	1,293,234	87,233	90,987	73,130

End of Year	$204,929	$973,389	$—	$342,578	$85,509

The accompanying notes are an integral part of these financial statements.

DC Variable Account - One

Talcott Resolution Life Insurance Company Separate Account DC Variable Account I

Statements of Changes in Net Assets

December 31, 2020

	Putnam VT Small Cap Value Fund	PIMCO VIT Real Return Portfolio	Pioneer Mid Cap Value VCT Portfolio	Royce Small-Cap Portfolio	Victory Variable Insurance Diversified Stock Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$19	$146	$11	$57	$(38)
Net realized gain (loss) on security transactions	(159)	(13)	(886)	(193)	1
Net realized gain on distributions	—	—	140	676	542
Net unrealized appreciation (depreciation) of investments during the year	491	2,671	248	(4,160)	261

Net increase (decrease) in net assets resulting from operations	351	2,804	(487)	(3,620)	766

Unit transactions:
Purchases	—	—	—	—	—
Net transfers	(173)	—	(3,292)	—	(9,599)
Surrenders for benefit payments and fees	(2)	(5)	—	(11)	(653)
Other transactions	—	4	—	—	—

Net increase (decrease) in net assets resulting from unit transactions	(175)	(1)	(3,292)	(11)	(10,252)

Net increase (decrease) in net assets	176	2,803	(3,779)	(3,631)	(9,486)

Net Assets:
Beginning of year	13,375	26,176	4,866	45,326	9,490

End of Year	$13,551	$28,979	$1,087	$41,695	$4

The accompanying notes are an integral part of these financial statements.

DC Variable Account - One

Talcott Resolution Life Insurance Company Separate Account DC Variable Account I

Statements of Changes in Net Assets

December 31, 2020

	Invesco V.I. Comstock Fund	BlackRock S&P 500 Index V.I. Fund
	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$146	$5,468
Net realized gain (loss) on security transactions	(21)	5,822
Net realized gain on distributions	306	42,842
Net unrealized appreciation (depreciation) of investments during the year	(693)	47,853

Net increase (decrease) in net assets resulting from operations	(262)	101,985

Unit transactions:
Purchases	—	1,951
Net transfers	—	(36,504)
Surrenders for benefit payments and fees	(3)	(98,104)
Other transactions	—	—

Net increase (decrease) in net assets resulting from unit transactions	(3)	(132,657)

Net increase (decrease) in net assets	(265)	(30,672)

Net Assets:
Beginning of year	13,187	768,125

End of Year	$12,922	$737,453

The accompanying notes are an integral part of these financial statements.

DC Variable Account - One

Hartford Life Insurance Company DC Variable Account I

Notes to Financial Statements

For the Year Ended December 31, 2021

I.	Organization:

Separate Account DC Variable Account 1 (the “Account”) is a separate investment account established by Talcott Resolution Life Insurance Company (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account.

On May 31, 2018, a Stock and Asset Purchase Agreement was completed by and among Hartford Holdings, Inc. (“HHI”) and its parent company, The Hartford Financial Services Group, Inc. (“HFSG”), Hopmeadow Acquisition, Inc. (“Buyer”), Hopmeadow Holdings, LP (“Buyer Parent”) and Hopmeadow Holdings GP LLC (“Buyer Parent GP”), pursuant to which HHI agreed to sell all of the issued and outstanding equity of Hartford Life, Inc. (“HLI”), the parent of the Sponsor Company and its indirect wholly owned subsidiary, Hartford Life and Annuity Insurance Company, to Buyer (the “Talcott Resolution Sale Transaction”). Buyer, Buyer Parent and Buyer Parent GP are funded by a group of investors (the “Investor Group”) led by Cornell Capital LLC, Atlas Merchant Capital LLC, TRB Advisors LP, Global Atlantic Financial Group, Pine Brook and J. Safra Group. HHI will also be a member of the Investor Group. The administration, terms, features and benefits of the contracts did not change as a result of the sale.

The Account is comprised of the following Sub-Accounts:
AB Variable Products Series AB International Value Portfolio
American Funds® IS Growth Fund
Calvert VP SRI Balanced Portfolio
Fidelity® VIP Contrafund® Portfolio
Fidelity ® VIP FundsManager 60% Portfolio
Franklin Income VIP Fund
Hartford Balanced HLS Fund
Hartford Total Return Bond HLS Fund
Hartford Capital Appreciation HLS Fund
Hartford Dividend and Growth HLS Fund
Hartford Disciplined Equity HLS Fund
Hartford International Opportunities HLS Fund
Hartford Ultrashort Bond HLS Fund
Hartford Small Cap Growth HLS Fund
Hartford Stock HLS Fund
Morgan Stanley VIF, Inc. U.S. Real Estate Portfolio
Morgan Stanley VIF Discovery Portfolio
Invesco Global Fund/VA (formerly Invesco Global Fund) +
Putnam VT Small Cap Value Fund
PIMCO VIT Real Return Portfolio
Pioneer Mid Cap Value VCT Portfolio
Royce Small-Cap Portfolio
Invesco V.I. Comstock Fund
BlackRock S&P 500 Index V.I. Fund

The Sub-Accounts are invested in mutual funds (the “Funds”) of the same name.

If a Fund is subject to a merger by the fund manager, the Sub-account invested in the surviving Fund acquires the net assets of the Sub-Account associated with the merging fund on the date disclosed. These amounts are reflected in the statements of changes in net assets as a net transfer. There are no funds subject to a merger in 2021. For financial statement purposes, assets received by the Sub-Account were recorded at fair value as follows:”

Surviving Sub-Account	Assets Received in 2020
Hartford Disciplined Equity HLS Fund	224,147
Hartford Ultrashort Bond HLS Fund	57,582

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP):

a) Security Transactions – Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the fund. Net realized gain distributions income is accrued as of the ex-dividend date. Net realized gain distributions income represents those dividends from the Funds, which are characterized as capital gains under tax regulations.

b) Unit Transactions – Unit transactions are executed based on the unit values calculated at the close of the business day.

c) Federal Income Taxes – The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d) Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates. The most significant estimate contained within the financial statements are the fair value measurements.

e) Mortality Risk – The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company.

f) Fair Value Measurements – The Sub-Accounts’ investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2021 closing net asset value as determined by the appropriate Fund manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include highly liquid open-ended management investment companies (“mutual funds”).

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2021, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account’s policy is to recognize transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the periods ended December 31, 2020 and 2021.

3.	Administration of the Account and Related Charges:

Each Sub-Account is charged certain fees, according to contract terms, as follows:

a) Mortality and Expense Risk Charges – The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.25% of the Sub-Account’s average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

b) Tax Expense Charges – If applicable, the Sponsor Company will make deductions up to a maximum rate of 3.50% of the contract’s average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Account’s average daily net assets may be assessed on partial withdrawals or surrenders. These charges are a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

c) Annual Maintenance Fees – An annual maintenance fee up to $30 may be charged. These charges are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

4.	Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of Investments for the year ended December 31, 2021 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
AB Variable Products Series AB International Value Portfolio	3,876	2,131
American Funds® IS Growth Fund	15,492	64,294
Calvert VP SRI Balanced Portfolio	2,152	12,024
Fidelity® VIP Contrafund® Portfolio	6,829	5,697
Fidelity ® VIP FundsManager 60% Portfolio	6,130	2,155
Franklin Income VIP Fund	803	160
Hartford Balanced HLS Fund	107,711	158,643
Hartford Total Return Bond HLS Fund	9,004	14,678
Hartford Capital Appreciation HLS Fund	209,594	540,106
Hartford Dividend and Growth HLS Fund	66,684	392,294
Hartford Disciplined Equity HLS Fund	13,718	14,277
Hartford International Opportunities HLS Fund	6,751	6,900
Hartford Ultrashort Bond HLS Fund	2,418	27,481
Hartford Small Cap Growth HLS Fund	17,670	52,929
Hartford Stock HLS Fund	36,472	361,886
Morgan Stanley VIF, Inc. U.S. Real Estate Portfolio	2,001	—
Morgan Stanley VIF Discovery Portfolio	118,422	136,159
Invesco Global Fund/VA +	3,990	17,786
Putnam VT Small Cap Value Fund	5,792	731
PIMCO VIT Real Return Portfolio	1,339	7,222
Pioneer Mid Cap Value VCT Portfolio	13,449	2,554
Royce Small-Cap Portfolio	3,584	10,779
Invesco V.I. Comstock Fund	5,070	14,126
BlackRock S&P 500 Index V.I. Fund	66,425	235,250

The cost of purchases and proceeds from sales of Investments for the year ended December 31, 2020 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
AB VPS International Value Portfolio	3,054	1,496
American Funds® IS Growth Fund	11,165	1,156
Calvert VP SRI Balanced Portfolio	3,208	47,821
Fidelity® VIP Contrafund® Portfolio	7,956	344
Fidelity ® VIP FundsManager 60% Portfolio	6,586	1,786
Franklin Income VIP Fund	870	128
Hartford Balanced HLS Fund	102,853	107,829
Hartford Total Return Bond HLS Fund	9,289	84,022
Hartford Capital Appreciation HLS Fund	189,803	695,145
Hartford Dividend and Growth HLS Fund	115,069	81,513
Hartford Disciplined Equity HLS Fund	226,348	2,934
Hartford Growth Opportunities HLS Fund *	88,182	225,337
Hartford International Opportunities HLS Fund	6,966	84,878
Hartford Ultrashort Bond HLS Fund	61,315	3,938
Hartford Small Cap Growth HLS Fund	6,939	21,327
Hartford Stock HLS Fund	84,734	423,711
Morgan Stanley VIF, Inc. U.S. Real Estate Portfolio	1	—
Morgan Stanley VIF Discovery Portfolio	113,866	12,402
Invesco Global Fund	5,059	8,699
Putnam VT Small Cap Value Fund	116	266
PIMCO VIT Real Return Portfolio	399	263
Pioneer Mid Cap Value VCT Portfolio	181	3,323
Royce Small-Cap Portfolio	1,049	331
Victory Variable Insurance Diversified Stock Fund	575	10,324
Invesco V.I. Comstock Fund	552	105
BlackRock S&P 500 Index V.I. Fund	55,325	139,671

5.	Changes in Units Outstanding:

The changes in units outstanding for the year ended December 31, 2021 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
AB Variable Products Series AB International Value Portfolio	2,417	2,256	161
American Funds® IS Growth Fund	1,182	2,355	(1,173)
Calvert VP SRI Balanced Portfolio	2,970	4,384	(1,413)
Fidelity® VIP Contrafund® Portfolio	1,167	1,298	(132)
Fidelity ® VIP FundsManager 60% Portfolio	7,274	7,274	(1)
Franklin Income VIP Fund	199	199	(0)
Hartford Balanced HLS Fund	8,734	15,860	(7,125)
Hartford Total Return Bond HLS Fund	2,062	2,911	(849)
Hartford Capital Appreciation HLS Fund	8,489	15,943	(7,454)
Hartford Dividend and Growth HLS Fund	25,571	57,659	(32,088)
Hartford Disciplined Equity HLS Fund	18,380	19,290	(910)
Hartford International Opportunities HLS Fund	18,178	18,245	(67)
Hartford Ultrashort Bond HLS Fund	36,001	42,843	(6,841)
Hartford Small Cap Growth HLS Fund	3,050	4,352	(1,302)
Hartford Stock HLS Fund	2,914	8,483	(5,569)
Morgan Stanley VIF, Inc. U.S. Real Estate Portfolio	98	—	98
Morgan Stanley VIF Discovery Portfolio	485	2,258	(1,773)
Invesco Global Fund/VA +	178	771	(592)
Putnam VT Small Cap Value Fund	1,113	903	210
PIMCO VIT Real Return Portfolio	206	602	(396)
Pioneer Mid Cap Value VCT Portfolio	1,194	723	471
Royce Small-Cap Portfolio	1,628	2,038	(410)
Invesco V.I. Comstock Fund	376	801	(425)
BlackRock S&P 500 Index V.I. Fund	12,736	27,089	(14,354)

The changes in units outstanding for the year ended December 31, 2020 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS International Value Portfolio	357	153	204
American Funds® IS Growth Fund	246	14	233
Calvert VP SRI Balanced Portfolio	154	7,010	(6,856)
Fidelity® VIP Contrafund® Portfolio	224	—	223
Hartford Balanced HLS Fund	134	5,990	(5,856)
Hartford Total Return Bond HLS Fund	395	7,038	(6,643)
Hartford Capital Appreciation HLS Fund	103	12,117	(12,014)
Hartford Dividend and Growth HLS Fund	7,082	9,324	(2,242)
Hartford Disciplined Equity HLS Fund	24,075	235	23,840
Hartford Growth Opportunities HLS Fund *	—	7,800	(7,800)
Hartford International Opportunities HLS Fund	1,133	21,109	(19,976)
Hartford Ultrashort Bond HLS Fund	15,967	751	15,216
Hartford Small Cap Growth HLS Fund	41	810	(769)
Hartford Stock HLS Fund	34	7,678	(7,645)
Hartford U.S. Government Securities HLS Fund *	103	7,532	(7,429)
Morgan Stanley VIF Discovery Portfolio	1,661	181	1,480
Invesco Oppenheimer Global Fund/VA	72	308	(237)
Putnam VT Small Cap Value Fund	—	13	(13)
Pioneer Mid Cap Value VCT Portfolio	—	191	(191)
Royce Small-Cap Portfolio	—	1	(1)
Victory Variable Insurance Diversified Stock Fund	—	446	(446)
BlackRock S&P 500 Index V.I. Fund	154	11,614	(11,459)

6.	Financial Highlights:

The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios representing the lowest and highest contract charges for each of the periods presented within each Sub-Account that had outstanding unit as or during the five year period ended December 31, 2021. The unit value range presented below represents the unit values of the highest and lowest contract charges, therefore a specific Sub-Account unit value may be outside of the range presented in this table. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the funds merged into the surviving fund.

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
AB Variable Products Series AB International Value Portfolio
2021	2,636	9.746832	to	9.746832	25,696	0.90%	to	0.90%	1.76%	to	1.76%	9.86%	to	9.86%
2020	2,475	8.871945	to	8.871945	21,961	0.90%	to	0.90%	1.60%	to	1.60%	1.30%	to	1.30%
2019	2,271	8.758508	to	8.758508	19,893	0.90%	to	0.90%	0.82%	to	0.82%	15.74%	to	15.74%
2018	2,215	7.567192	to	7.567192	16,762	0.90%	to	0.90%	1.17%	to	1.17%	(23.67)%	to	(23.67)%
2017	1,880	9.913976	to	9.913976	18,639	0.90%	to	0.90%	1.68%	to	1.68%	23.98%	to	23.98%
American Funds® IS Growth Fund
2021	1,144	55.332240	to	55.332240	63,300	0.90%	to	0.90%	0.22%	to	0.22%	20.90%	to	20.90%
2020	2,316	45.768245	to	45.768245	106,026	0.90%	to	0.90%	0.32%	to	0.32%	50.72%	to	50.72%
2019	2,084	30.366664	to	30.366664	63,285	0.90%	to	0.90%	0.77%	to	0.77%	29.60%	to	29.60%
2018	2,046	23.430707	to	23.430707	47,952	0.90%	to	0.90%	0.48%	to	0.48%	(1.15)%	to	(1.15)%
2017	1,063	23.702313	to	23.702313	25,188	0.90%	to	0.90%	0.72%	to	0.72%	27.15%	to	27.15%
Calvert VP SRI Balanced Portfolio
2021	5,252	8.889608	to	8.889608	46,695	0.90%	to	0.90%	1.12%	to	1.12%	14.09%	to	14.09%
2020	6,666	7.792008	to	7.792008	51,941	0.90%	to	0.90%	0.99%	to	0.99%	14.23%	to	14.23%
2019	13,521	6.821532	to	6.821532	92,241	0.90%	to	0.90%	1.57%	to	1.57%	23.29%	to	23.29%
2018	13,517	5.532901	to	5.532901	74,794	0.90%	to	0.90%	1.79%	to	1.79%	(3.55)%	to	(3.55)%
2017	13,323	5.736276	to	5.736276	76,428	0.90%	to	0.90%	2.05%	to	2.05%	11.00%	to	11.00%
Fidelity® VIP Contrafund® Portfolio
2021	1,294	45.022920	to	45.022920	58,242	0.90%	to	0.90%	0.06%	to	0.06%	26.69%	to	26.69%
2020	1,425	35.537851	to	35.537851	50,644	0.90%	to	0.90%	0.27%	to	0.27%	29.40%	to	29.40%
2019	1,202	27.464169	to	27.464169	33,002	0.90%	to	0.90%	0.37%	to	0.37%	30.40%	to	30.40%
2018	2,522	21.061551	to	21.061551	53,122	0.90%	to	0.90%	0.71%	to	0.71%	(7.22)%	to	(7.22)%
2017	2,538	22.700491	to	22.700491	57,614	0.90%	to	0.90%	0.93%	to	0.93%	20.79%	to	20.79%
Fidelity® VIP Freedom 2020 Portfolio ##
2021	—	—	to	—	—	—	to	—	—	to	—	—	to	—
2020	—	—	to	—	—	—	to	—	—	to	—	—	to	—
2019	—	—	to	—	—	—	to	—	—	to	—	—	to	—
2018	—	—	to	—	—	—	to	—	—	to	—	—	to	—
2017	1,213	25.997087	to	25.997087	31,526	0.90%	to	0.90%	—	to	—	0.28%	to	0.28%
Fidelity® VIP FundsManager 50% Portfolio ##
2021	—	—	to	—	—	—	to	—	—	to	—	—	to	—
2020	—	—	to	—	—	—	to	—	—	to	—	—	to	—
2019	—	—	to	—	—	—	to	—	—	to	—	—	to	—
2018	1,116	20.091851	to	20.091851	22,418	0.90%	to	0.90%	1.29%	to	1.29%	(6.23)%	to	(6.23)%
2017	1,116	21.426255	to	21.426255	23,917	0.90%	to	0.90%	1.03%	to	1.03%	13.22%	to	13.22%
Fidelity ® VIP FundsManager 60% Portfolio
2021	7,274	33.992210	to	33.992210	247,248	0.90%	to	0.90%	0.96%	to	0.96%	11.20%	to	11.20%
2020	7,274	30.567991	to	30.567991	222,359	0.90%	to	0.90%	0.93%	to	0.93%	13.89%	to	13.89%
2019	7,275	26.839796	to	26.839796	195,258	0.90%	to	0.90%	1.39%	to	1.39%	19.17%	to	19.17%
2018	7,276	22.521755	to	22.521755	163,860	0.90%	to	0.90%	1.12%	to	1.12%	(7.35)%	to	(7.35)%
2017	7,276	24.309421	to	24.309421	176,884	0.90%	to	0.90%	0.97%	to	0.97%	15.72%	to	15.72%
Franklin Income VIP Fund
2021	798	23.010130	to	23.010130	18,358	0.90%	to	0.90%	4.65%	to	4.65%	15.71%	to	15.71%
2020	798	19.886216	to	19.886216	15,867	0.90%	to	0.90%	5.86%	to	5.86%	(0.21)%	to	(0.21)%
2019	798	19.927746	to	19.927746	15,904	0.90%	to	0.90%	5.35%	to	5.35%	15.02%	to	15.02%
2018	798	17.325632	to	17.325632	13,829	0.90%	to	0.90%	4.81%	to	4.81%	(5.17)%	to	(5.17)%
2017	806	18.269458	to	18.269458	14,719	0.90%	to	0.90%	4.19%	to	4.19%	8.69%	to	8.69%
Hartford Balanced HLS Fund
2021	81,334	21.191859	to	21.191859	1,723,616	0.90%	to	0.90%	0.98%	to	0.98%	18.57%	to	18.57%
2020	88,459	17.872539	to	17.872539	1,580,991	0.90%	to	0.90%	1.66%	to	1.66%	10.62%	to	10.62%
2019	94,315	16.157282	to	16.157282	1,523,878	0.90%	to	0.90%	1.86%	to	1.86%	21.70%	to	21.70%
2018	100,871	13.276646	to	13.276646	1,339,223	0.90%	to	0.90%	1.97%	to	1.97%	(6.09)%	to	(6.09)%
2017	104,869	14.138332	to	14.138332	1,482,676	0.90%	to	0.90%	2.17%	to	2.17%	14.56%	to	14.56%
Hartford Total Return Bond HLS Fund
2021	9,294	11.944237	to	11.944237	111,006	0.90%	to	0.90%	2.24%	to	2.24%	(1.83)%	to	(1.83)%
2020	10,143	12.167287	to	12.167287	123,412	0.90%	to	0.90%	2.49%	to	2.49%	8.05%	to	8.05%
2019	16,786	11.260737	to	11.260737	189,018	0.90%	to	0.90%	3.90%	to	3.90%	9.66%	to	9.66%
2018	17,117	10.268787	to	10.268787	175,769	0.90%	to	0.90%	3.55%	to	3.55%	(1.70)%	to	(1.70)%
2017	21,328	10.446466	to	10.446466	222,805	0.90%	to	0.90%	2.96%	to	2.96%	4.22%	to	4.22%
Hartford Capital Appreciation HLS Fund
2021	30,177	73.868200	to	73.868200	2,229,105	0.90%	to	0.90%	0.46%	to	0.46%	13.73%	to	13.73%
2020	37,631	64.948596	to	64.948596	2,444,072	0.90%	to	0.90%	0.87%	to	0.87%	20.82%	to	20.82%
2019	49,645	53.755210	to	53.755210	2,668,650	0.90%	to	0.90%	1.04%	to	1.04%	30.10%	to	30.10%
2018	69,866	41.316853	to	41.316853	2,886,639	0.90%	to	0.90%	0.90%	to	0.90%	(7.80)%	to	(7.80)%
2017	75,006	44.809804	to	44.809804	3,360,993	0.90%	to	0.90%	1.07%	to	1.07%	21.05%	to	21.05%
Hartford Dividend and Growth HLS Fund
2021	57,428	13.151887	to	13.151887	755,303	0.90%	to	0.90%	1.11%	to	1.11%	30.81%	to	30.81%
2020	89,516	10.053861	to	10.053861	899,994	0.90%	to	0.90%	2.00%	to	2.00%	6.80%	to	6.80%
2019	91,758	9.413433	to	9.413433	863,764	0.90%	to	0.90%	1.71%	to	1.71%	27.45%	to	27.45%
2018	115,525	7.385858	to	7.385858	853,254	0.90%	to	0.90%	1.91%	to	1.91%	(6.17)%	to	(6.17)%
2017	149,252	7.871756	to	7.871756	1,174,880	0.90%	to	0.90%	1.67%	to	1.67%	17.30%	to	17.30%
Hartford Growth Opportunities HLS Fund ##
2021	—	—	to	—	—	—	to	—	—	to	—	—	to	—
2020	—	—	to	—	—	—	to	—	—	to	—	—	to	—
2019	7,800	20.778819	to	20.778819	162,079	0.90%	to	0.90%	—	to	—	29.51%	to	29.51%
2018	19,225	16.043666	to	16.043666	308,435	0.90%	to	0.90%	—	to	—	(0.38)%	to	(0.38)%
2017	16,973	16.104633	to	16.104633	273,345	0.90%	to	0.90%	—	to	—	29.28%	to	29.28%
Hartford International Opportunities HLS Fund
2021	30,943	5.471709	to	5.471709	169,313	0.90%	to	0.90%	1.01%	to	1.01%	6.85%	to	6.85%
2020	31,010	5.120845	to	5.120845	158,799	0.90%	to	0.90%	1.46%	to	1.46%	19.37%	to	19.37%
2019	50,986	4.289906	to	4.289906	218,723	0.90%	to	0.90%	1.82%	to	1.82%	25.29%	to	25.29%
2018	56,228	3.423879	to	3.423879	192,516	0.90%	to	0.90%	1.92%	to	1.92%	(19.48)%	to	(19.48)%
2017	57,344	4.252093	to	4.252093	243,833	0.90%	to	0.90%	1.42%	to	1.42%	24.13%	to	24.13%
Hartford UltraShort Bond HLS Fund
2021	42,714	3.607454	to	3.607454	154,090	0.90%	to	0.90%	0.71%	to	0.71%	(1.08)%	to	(1.08)%
2020	49,555	3.646872	to	3.646872	180,724	0.90%	to	0.90%	2.23%	to	2.23%	0.53%	to	0.53%
2019	34,340	3.627683	to	3.627683	124,574	0.90%	to	0.90%	1.87%	to	1.87%	1.89%	to	1.89%
2018	35,342	3.560312	to	3.560312	125,829	0.90%	to	0.90%	1.05%	to	1.05%	0.65%	to	0.65%
2017	55,978	3.537294	to	3.537294	198,009	0.90%	to	0.90%	0.81%	to	0.81%	0.11%	to	0.11%
Hartford Small Cap Growth HLS Fund
2021	4,007	39.786171	to	39.786171	159,440	0.90%	to	0.90%	—	to	—	3.09%	to	3.09%
2020	5,310	38.595233	to	38.595233	204,929	0.90%	to	0.90%	—	to	—	32.00%	to	32.00%
2019	6,079	29.237995	to	29.237995	177,728	0.90%	to	0.90%	—	to	—	34.60%	to	34.60%
2018	6,385	21.722475	to	21.722475	138,707	0.90%	to	0.90%	—	to	—	(12.49)%	to	(12.49)%
2017	5,874	24.824267	to	24.824267	145,809	0.90%	to	0.90%	0.04%	to	0.04%	19.00%	to	19.00%
Hartford Stock HLS Fund
2021	10,501	75.024420	to	75.024420	787,856	0.90%	to	0.90%	1.08%	to	1.08%	23.86%	to	23.86%
2020	16,070	60.571510	to	60.571510	973,389	0.90%	to	0.90%	1.37%	to	1.37%	11.07%	to	11.07%
2019	23,715	54.533131	to	54.533131	1,293,234	0.90%	to	0.90%	1.55%	to	1.55%	30.05%	to	30.05%
2018	30,708	41.933994	to	41.933994	1,287,717	0.90%	to	0.90%	1.53%	to	1.53%	(1.04)%	to	(1.04)%
2017	33,501	42.375920	to	42.375920	1,419,620	0.90%	to	0.90%	1.77%	to	1.77%	18.78%	to	18.78%
Hartford U.S. Government Securities HLS Fund ##
2021	—	—	to	—	—	—	to	—	—	to	—	—	to	—
2020	—	—	to	—	—	—	to	—	—	to	—	—	to	—
2019	7,429	11.945636	to	11.742366	87,233	0.75%	to	0.90%	—	to	2.54%	4.43%	to	4.27%
2018	7,695	11.438867	to	11.261096	86,648	0.75%	to	0.90%	—	to	2.30%	1.52%	to	(0.06)%
2017	9,656	11.267956	to	11.267956	108,804	0.90%	to	0.90%	2.10%	to	2.10%	0.41%	to	0.41%

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Morgan Stanley VIF, Inc. U.S. Real Estate Portfolio
2021	98	21.437893	to	21.437893	2,107	0.90%	to	0.90%	—	to	—	38.19%	to	38.19%
—	—	—	to	—	—	—	to	—	—	to	—	—	to	—
—	—	—	to	—	—	—	to	—	—	to	—	—	to	—
—	—	—	to	—	—	—	to	—	—	to	—	—	to	—
2017	5	17.603973	to	17.603973	84	0.90%	to	0.90%	2.33%	to	2.33%	1.95%	to	1.95%
Morgan Stanley VIF Discovery Portfolio
2021	2,625	68.540304	to	68.540304	179,954	0.90%	to	0.90%	—	to	—	(11.99)%	to	(11.99)%
2020	4,399	77.879142	to	77.879142	342,578	0.90%	to	0.90%	—	to	—	149.79%	to	149.79%
2019	2,918	31.177847	to	31.177847	90,987	0.90%	to	0.90%	—	to	—	38.71%	to	38.71%
2018	3,414	22.476705	to	22.476705	76,741	0.90%	to	0.90%	—	to	—	9.53%	to	9.53%
2017	2,488	20.520859	to	20.520859	51,062	0.90%	to	0.90%	—	to	—	37.36%	to	37.36%
Invesco Global Fund/VA +
2021	2,393	32.691209	to	32.691209	78,235	0.90%	to	0.90%	—	to	—	14.14%	to	14.14%
2020	2,986	28.641590	to	28.641590	85,510	0.90%	to	0.90%	0.46%	to	0.46%	26.20%	to	26.20%
2019	3,222	22.696051	to	22.696051	73,130	0.90%	to	0.90%	0.64%	to	0.64%	30.28%	to	30.28%
2018	3,298	17.421477	to	17.421477	57,460	0.90%	to	0.90%	0.67%	to	0.67%	(14.17)%	to	(14.17)%
2017	3,905	20.298477	to	20.298477	79,265	0.90%	to	0.90%	0.78%	to	0.78%	35.10%	to	35.10%
Putnam VT Small Cap Value Fund
2021	961	25.017005	to	25.017005	24,048	0.90%	to	0.90%	0.62%	to	0.62%	38.65%	to	38.65%
2020	751	18.043316	to	18.043316	13,551	0.90%	to	0.90%	1.08%	to	1.08%	3.03%	to	3.03%
2019	764	17.512436	to	17.512436	13,375	0.90%	to	0.90%	0.92%	to	0.92%	23.13%	to	23.13%
2018	1,369	14.222997	to	14.222997	19,465	0.90%	to	0.90%	0.38%	to	0.38%	(20.65)%	to	(20.65)%
2017	1,438	17.924133	to	17.924133	25,781	0.90%	to	0.90%	0.75%	to	0.75%	6.91%	to	6.91%
PIMCO VIT Real Return Portfolio
2021	1,302	17.859486	to	17.859486	23,252	0.90%	to	0.90%	4.85%	to	4.85%	4.66%	to	4.66%
2020	1,698	17.063875	to	17.063875	28,979	0.90%	to	0.90%	1.43%	to	1.43%	10.72%	to	10.72%
2019	1,698	15.412152	to	15.412152	26,176	0.90%	to	0.90%	1.78%	to	1.78%	7.47%	to	7.47%
2018	2,782	14.340342	to	14.340342	39,892	0.90%	to	0.90%	2.47%	to	2.47%	(3.09)%	to	(3.09)%
2017	2,823	14.796861	to	14.796861	41,771	0.90%	to	0.90%	2.38%	to	2.38%	2.73%	to	2.73%
Pioneer Mid Cap Value VCT Portfolio
2021	525	25.619411	to	25.619411	13,454	0.90%	to	0.90%	0.99%	to	0.99%	28.21%	to	28.21%
2020	54	19.981665	to	19.981665	1,087	0.90%	to	0.90%	1.24%	to	1.24%	0.96%	to	0.96%
2019	246	19.791918	to	19.791918	4,866	0.90%	to	0.90%	1.16%	to	1.16%	26.94%	to	26.94%
2018	315	15.591963	to	15.591963	4,905	0.90%	to	0.90%	0.38%	to	0.38%	(20.22)%	to	(20.22)%
2017	455	19.543829	to	19.543829	8,890	0.90%	to	0.90%	0.77%	to	0.77%	11.86%	to	11.86%
Royce Small-Cap Portfolio
2021	1,874	23.307253	to	23.307253	43,683	0.90%	to	0.90%	1.43%	to	1.43%	27.66%	to	27.66%
2020	2,284	18.256748	to	18.256748	41,695	0.90%	to	0.90%	1.06%	to	1.06%	(7.98)%	to	(7.98)%
2019	2,285	19.840745	to	19.840745	45,326	0.90%	to	0.90%	0.68%	to	0.68%	17.60%	to	17.60%
2018	2,318	16.870935	to	16.870935	39,103	0.90%	to	0.90%	0.76%	to	0.76%	(9.17)%	to	(9.17)%
2017	2,322	18.573589	to	18.573589	43,118	0.90%	to	0.90%	0.96%	to	0.96%	4.44%	to	4.44%
Victory Variable Insurance Diversified Stock Fund ##
2021	—	—	to	—	—	—	to	—	—	to	—	—	to	—
2020	—	—	to	—	—	—	to	—	—	to	—	—	to	—
2019	446	21.255735	to	21.255735	9,490	0.90%	to	0.90%	0.53%	to	0.53%	27.24%	to	27.24%
2018	447	16.705874	to	16.705874	7,461	0.90%	to	0.90%	0.43%	to	0.43%	(14.08)%	to	(14.08)%
2017	447	19.444311	to	19.444311	8,689	0.90%	to	0.90%	0.68%	to	0.68%	25.33%	to	25.33%
Invesco V.I. Comstock Fund
2021	156	29.360000	to	29.360000	4,574	0.90%	to	0.90%	1.78%	to	1.78%	31.85%	to	31.85%
2020	580	22.267471	to	22.267471	12,922	0.90%	to	0.90%	2.22%	to	2.22%	(1.97)%	to	(1.97)%
2019	580	22.716017	to	22.716017	13,187	0.90%	to	0.90%	1.72%	to	1.72%	23.82%	to	23.82%
2018	581	18.345838	to	18.345838	10,652	0.90%	to	0.90%	1.45%	to	1.45%	(13.16)%	to	(13.16)%
2017	581	21.125177	to	21.125177	12,273	0.90%	to	0.90%	1.58%	to	1.58%	16.52%	to	16.52%
BlackRock S&P 500 Index V.I. Fund
2021	37,606	18.079562	to	18.079562	679,892	0.90%	to	0.90%	1.25%	to	1.25%	27.38%	to	27.38%
2020	51,959	14.192959	to	14.192959	737,453	0.90%	to	0.90%	1.70%	to	1.70%	17.18%	to	17.18%
2019	63,419	12.111988	to	12.111988	768,126	0.90%	to	0.90%	1.70%	to	1.70%	30.17%	to	30.17%
2018	98,824	9.304986	to	9.304986	919,557	0.90%	to	0.90%	1.03%	to	1.03%	(6.95)%	to	(6.95)%
Hartford Disciplined Equity HLS Fund
2021	22,930	13.228988	to	13.228988	303,343	0.90%	to	0.90%	0.57%	to	0.57%	24.39%	to	24.39%
2020	23,840	10.634855	to	10.634855	253,537	0.90%	to	0.90%	0.30%	to	0.30%	13.47%	to	13.47%

* This represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.

** These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.

*** This represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

# Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.

+ See Note 1 for additional information related to this Sub-Account.

## Sub-Account is currently offered, however, there are currently zero units outstanding.

7.	Subsequent Events:

Management has evaluated events subsequent to December 31, 2021 and through the financial statement issuance date of April 21, 2022, noting there are no subsequent events requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of Talcott Resolution Life Insurance Company Separate Account Two and the
Board of Directors of Talcott Resolution Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities for each of the Sub-Accounts listed below comprising Talcott Resolution Life Insurance Company Separate Account Two (the “Account”), as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes.

AB VPS Growth and Income Portfolio	Hartford Balanced HLS Fund
AB VPS Intermediate Bond Portfolio	Hartford Capital Appreciation HLS Fund
AB VPS International Value Portfolio	Hartford Disciplined Equity HLS Fund
Allspring VT Index Asset Allocation Fund (Formerly Wells Fargo VT Index Asset Allocation Fund)	Hartford Dividend and Growth HLS Fund
Allspring VT International Equity Fund (Formerly Wells Fargo VT International Equity Fund)	Hartford Healthcare HLS Fund
Allspring VT Omega Growth Fund (Formerly Wells Fargo VT Omega Growth Fund)	Hartford International Opportunities HLS Fund
Allspring VT Opportunity Fund (Formerly Wells Fargo VT Opportunity Fund)	Hartford MidCap HLS Fund
Allspring VT Small Cap Growth Fund (Formerly Wells Fargo VT Small Cap Growth Fund)	Hartford Small Company HLS Fund
American Century VP Capital Appreciation Fund	Hartford SmallCap Growth HLS Fund
American Funds Insurance Series® Growth Fund	Hartford Stock HLS Fund
BlackRock Large Cap Focus Growth V.I. Fund	Hartford Total Return Bond HLS Fund
Calvert VP SRI Balanced Portfolio	Hartford Ultrashort Bond HLS Fund
Columbia Variable Portfolio - Dividend Opportunity Fund	Invesco V.I. American Franchise Fund
Columbia Variable Portfolio - Income Opportunities Fund	Invesco V.I. Comstock Fund
Columbia Variable Portfolio - Large Cap Growth Fund	Invesco V.I. Core Equity Fund
Columbia Variable Portfolio - Mid Cap Growth Fund	Invesco V.I. Equity and Income Fund
Columbia Variable Portfolio - Overseas Core Fund	Invesco V.I. Global Fund (Formerly Invesco Oppenheimer V.I. Global Fund)
Columbia Variable Portfolio - Small Company Growth fund	Invesco V.I. Government Money Market Fund
CTIVP® - Loomis Sayles Growth Fund	Invesco V.I. High Yield Fund
Fidelity® VIP Asset Manager Portfolio	Morgan Stanley VIF Discovery Portfolio
Fidelity® VIP Contrafund® Portfolio	Morgan Stanley VIF U.S. Real Estate Portfolio
Fidelity® VIP Freedom 2015 Portfolio	PIMCO VIT Real Return Portfolio
Fidelity® VIP Freedom 2020 Portfolio	Pioneer Fund VCT Portfolio
Fidelity® VIP Freedom 2025 Portfolio	Pioneer Mid Cap Value VCT Portfolio
Fidelity® VIP Freedom 2030 Portfolio	PSF International Growth Portfolio (Formerly Prudential Series SP International Growth Portfolio)
Fidelity® VIP Freedom Income Portfolio	PSF PGIM Jennison Focused Blend Portfolio (Formerly Prudential Series Jennison 20/20 Focus Portfolio)
Fidelity® VIP FundsManager 70% Portfolio	PSF PGIM Jennison Growth Portfolio (Formerly Prudential Series Jennison Portfolio)
Fidelity® VIP FundsManager 85% Portfolio	PSF PGIM Jennison Value Portfolio (Formerly Prudential Series Value Portfolio)
Fidelity® VIP Growth Portfolio	Putnam VT Small Cap Value Fund
Fidelity® VIP Overseas Portfolio	Royce Capital Fund–Small-Cap Portfolio
Franklin Income VIP Fund

We have also audited the accompanying statements of assets and liabilities of BlackRock S&P 500 Index V.I. Fund, Fidelity ® VIP FundsManager 50% Portfolio, and Fidelity ® VIP FundsManager 60% Portfolio, and the related statements of operations, statements of changes in net assets, and the financial highlights for the periods indicated in the table below, and the related notes.
We have also audited Fidelity ® VIP FundsManager 20% Portfolio, Rational Insider Buying VA Fund, and Rational Trend Aggregation VA Fund statements of operations, statements of changes in net assets, and the financial highlights for the periods indicated in the table below, and the related notes.

Sub-Account	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the	For the	For the
BlackRock S&P 500 Index V.I. Fund	December 31, 2021	Year ended December 31, 2021	Two years in the period ended December 31, 2021	Three years in the period ended December 31, 2021 and the period from April 20, 2018 to December 31, 2018
Fidelity ® VIP FundsManager 50% Portfolio	December 31, 2021	Year ended December 31, 2021	Two years in the period ended December 31, 2021	Two years in the period ended December 31, 2021 and the period from September 11, 2019 to December 31, 2019
Fidelity ® VIP FundsManager 60% Portfolio	December 31, 2021	Year ended December 31, 2021	Two years in the period ended December 31, 2021	Three years in the period ended December 31, 2021 and the day ended December 31, 2018
Fidelity® VIP FundsManager 20% Portfolio	Not Applicable	Year ended December 31, 2021	Two years in the period ended December 31, 2021	Five years in the period ended December 31, 2021
Rational Insider Buying VA Fund	Not Applicable	Period from January 1, 2021 to November 30, 2021	Period from January 1, 2021 to November 30, 2021 and the year ended December 31, 2020	Period from January 1, 2021 to November 30, 2021 and the four years ended December 31, 2020
Rational Trend Aggregation VA Fund	Not Applicable	Period from January 1, 2021 to July 30, 2021	Period from January 1, 2021 to July 30, 2021 and the year ended December 31, 2020	Period from January 1, 2021 to July 30, 2021 and the four years ended December 31, 2020

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts listed above comprising Talcott Resolution Life Insurance Company Separate Account Two as of December 31, 2021, and the results of their operations for the year then ended (or for the period listed in the table above), the changes in their net assets for each of the two years in the period then ended (or for the period listed in the table above), and the financial highlights for each of the five years in the period then ended (or for the period listed in the table above), in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of

December 31, 2021, by correspondence with the mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Hartford, Connecticut

April 13, 2022

We have served as the auditor of the Sub-Accounts that comprise Talcott Resolution Life Insurance Company Separate Account Two
since 2002.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2021

	American Century VP Capital Appreciation Fund	AB VPS International Value Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. High Yield Fund	Invesco V.I. Government Money Market Fund	AB VPS Growth and Income Portfolio	AB VPS Intermediate Bond Portfolio	American Funds Insurance Series® Growth Fund	Calvert VP SRI Balanced Portfolio	Columbia Variable Portfolio - Small Company Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$4,795,140
class 2	—	—	—	—	—	—	—	910,595	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	69,350	—	—	—	1,702,140	1,220,612	—	—	—
class I	3,708,463	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	2,432,809	1,259,187	41,452,690	—	—	—	—	—
class S2	—	—	—	—	6,033,429	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	1,151,363	—
Total investments	3,708,463	69,350	2,432,809	1,259,187	47,486,119	1,702,140	1,220,612	910,595	1,151,363	4,795,140
Due from Sponsor Company	—	—	—	—	36,088	—	—	—	—	—
Receivable for fund shares sold	39	—	189	52	—	75	358	11	20	369
Other assets	3	1	—	—	6	—	—	31	—	1
Total assets	3,708,505	69,351	2,432,998	1,259,239	47,522,213	1,702,215	1,220,970	910,637	1,151,383	4,795,510

Liabilities:
Due to Sponsor Company	49	10	189	52	—	75	358	11	46	369
Payable for fund shares purchased	—	—	—	—	36,088	—	—	—	—	—
Other liabilities	49	3	2	1	—	1	—	—	11	—
Total liabilities	98	13	191	53	36,088	76	358	11	57	369

Net assets:
For contract liabilities	$3,708,407	$69,338	$2,432,807	$1,259,186	$47,486,125	$1,702,139	$1,220,612	$910,626	$1,151,326	$4,795,141

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$4,795,141
class 2	—	—	—	—	—	—	—	910,626	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	69,338	—	—	—	1,702,139	1,220,612	—	—	—
class I	3,708,407	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	2,432,807	1,259,186	41,452,696	—	—	—	—	—
class S2	—	—	—	—	6,033,429	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	1,151,326	—
Total contract liabilities	$3,708,407	$69,338	$2,432,807	$1,259,186	$47,486,125	$1,702,139	$1,220,612	$910,626	$1,151,326	$4,795,141

Shares:
class 1	—	—	—	—	—	—	—	—	—	196,603
class 2	—	—	—	—	—	—	—	7,211	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	4,440	—	—	—	47,125	118,968	—	—	—
class I	198,313	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	64,377	240,762	41,452,690	—	—	—	—	—
class S2	—	—	—	—	6,033,429	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	414,159	—
Total shares	198,313	4,440	64,377	240,762	47,486,119	47,125	118,968	7,211	414,159	196,603

Cost	$2,730,941	$80,524	$1,888,139	$1,466,096	$47,486,119	$1,364,822	$1,293,034	$685,591	$779,811	$3,563,096

Deferred contracts in the accumulation period:
Units owned by participants #	434,875	7,517	854,414	661,143	5,092,454	492,599	83,183	17,388	141,632	876,773
Minimum unit fair value #*	$7.541225	$9.225312	$2.422717	$1.671360	$8.357192	$2.869054	$12.789996	$52.370713	$7.656437	$4.492363
Maximum unit fair value #*	$76.784303	$9.225312	$2.881196	$2.005572	$10.229794	$3.789953	$14.380643	$52.370713	$29.900767	$62.870705
Contract liability	$3,708,379	$69,338	$2,404,548	$1,251,019	$47,151,220	$1,679,614	$1,166,413	$910,626	$1,108,622	$4,675,548

Contracts in payout (annuitization) period:
Units owned by participants #	4	—	9,808	4,072	35,734	6,055	3,807	—	5,578	21,737
Minimum unit fair value #*	$7.541225	$—	$2.881196	$2.005572	$9.145993	$3.719867	$14.183674	$—	$7.656437	$5.453039
Maximum unit fair value #*	$7.541225	$—	$2.881196	$2.005572	$9.468829	$3.719867	$14.380643	$—	$7.656437	$5.641790
Contract liability	$28	$—	$28,259.00	$8,167.00	$334,905.00	$22,525.00	$54,199.00	$—	$42,704.00	$119,593.00

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2021

	Allspring VT Omega Growth Fund	Fidelity® VIP Asset Manager Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Overseas Portfolio	Fidelity® VIP Freedom 2020 Portfolio	Fidelity® VIP Freedom 2030 Portfolio	Fidelity® VIP Freedom 2015 Portfolio	Fidelity® VIP Freedom 2025 Portfolio	Fidelity® VIP Freedom Income Portfolio
	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$3,004,484	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	985,885	10,068,814	11,597,052	891,550	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	330,032	337,252	195,045	652,885	90,200
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	3,004,484	985,885	10,068,814	11,597,052	891,550	330,032	337,252	195,045	652,885	90,200
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	128	19	55	102	1	4	3	12	2	—
Other assets	1	4	—	14	—	1	14	—	15	8
Total assets	3,004,613	985,908	10,068,869	11,597,168	891,551	330,037	337,269	195,057	652,902	90,208

Liabilities:
Due to Sponsor Company	128	38	62	109	22	4	3	12	2	—
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	19	10	—	12	1	—	9	1	—
Total liabilities	128	57	72	109	34	5	3	21	3	—

Net assets:
For contract liabilities	$3,004,485	$985,851	$10,068,797	$11,597,059	$891,517	$330,032	$337,266	$195,036	$652,899	$90,208

Contract Liabilities:
class 1	$3,004,485	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	985,851	10,068,797	11,597,059	891,517	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	330,032	337,266	195,036	652,899	90,208
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$3,004,485	$985,851	$10,068,797	$11,597,059	$891,517	$330,032	$337,266	$195,036	$652,899	$90,208

Shares:
class 1	68,752	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	53,785	98,299	213,377	30,449	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	21,557	18,936	13,611	36,991	7,108
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	68,752	53,785	98,299	213,377	30,449	21,557	18,936	13,611	36,991	7,108

Cost	$2,031,240	$826,490	$6,299,528	$6,254,070	$611,537	$293,993	$296,484	$179,401	$518,441	$78,746

Deferred contracts in the accumulation period:
Units owned by participants #	708,860	207,086	876,975	813,569	202,612	9,763	8,088	6,594	17,349	5,001
Minimum unit fair value #*	$3.343810	$4.399403	$10.828016	$13.579629	$3.844780	$33.804293	$41.699217	$29.577914	$37.633270	$18.037397
Maximum unit fair value #*	$71.119354	$27.492632	$66.956158	$63.302839	$29.443949	$33.804293	$41.699217	$29.577914	$37.633270	$18.037397
Contract liability	$2,973,025	$985,851	$10,065,778	$11,596,540	$891,517	$330,032	$337,266	$195,036	$652,899	$90,208

Contracts in payout (annuitization) period:
Units owned by participants #	8,013	—	279	38	—	—	—	—	—	—
Minimum unit fair value #*	$3.926243	$—	$10.828016	$13.579629	$—	$—	$—	$—	$—	$—
Maximum unit fair value #*	$3.926243	$—	$10.828016	$13.579629	$—	$—	$—	$—	$—	$—
Contract liability	$31,460	$—	$3,019	$519	$—	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2021

	Fidelity® VIP FundsManager 50% Portfolio	Fidelity® VIP FundsManager 60% Portfolio	Fidelity® VIP FundsManager 70% Portfolio	Fidelity® VIP FundsManager 85% Portfolio	Franklin Income VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	710,317	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	621,651,577	193,759,820	1,105,516,641	528,013,366	31,721,715
class IB	—	—	—	—	—	59,798,123	45,948,398	102,196,730	92,962,282	3,883,103
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV2	136,439	15,797	29,570	14,437	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	136,439	15,797	29,570	14,437	710,317	681,449,700	239,708,218	1,207,713,371	620,975,648	35,604,818
Due from Sponsor Company	—	—	—	—	—	—	42,603	—	—	—
Receivable for fund shares sold	—	—	—	—	—	123,299	74	325,247	204,050	1,285
Other assets	15	—	—	—	17	21	—	2	1	3
Total assets	136,454	15,797	29,570	14,437	710,334	681,573,020	239,750,895	1,208,038,620	621,179,699	35,606,106

Liabilities:
Due to Sponsor Company	5	2	4	2	—	123,307	99	325,247	204,057	1,285
Payable for fund shares purchased	—	—	—	—	—	—	42,603	—	—	—
Other liabilities	—	17	5	21	—	52	24	109	1	—
Total liabilities	5	19	9	23	—	123,359	42,726	325,356	204,058	1,285

Net assets:
For contract liabilities	$136,449	$15,778	$29,561	$14,414	$710,334	$681,449,661	$239,708,169	$1,207,713,264	$620,975,641	$35,604,821

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	710,334	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	621,651,535	193,759,771	1,105,516,540	528,013,360	31,721,720
class IB	—	—	—	—	—	59,798,126	45,948,398	102,196,724	92,962,281	3,883,101
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV2	136,449	15,778	29,561	14,414	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$136,449	$15,778	$29,561	$14,414	$710,334	$681,449,661	$239,708,169	$1,207,713,264	$620,975,641	$35,604,821

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	42,382	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	17,526,123	17,162,074	20,374,431	19,144,793	1,345,851
class IB	—	—	—	—	—	1,652,795	4,095,223	1,924,609	3,395,262	180,862
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV2	9,442	1,278	1,911	922	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	9,442	1,278	1,911	922	42,382	19,178,918	21,257,297	22,299,040	22,540,055	1,526,713

Cost	$121,618	$13,466	$23,555	$13,421	$650,975	$424,404,519	$239,060,709	$936,658,925	$455,765,155	$30,514,498

Deferred contracts in the accumulation period:
Units owned by participants #	4,960.00	487	806	321	32,615	81,060,458	67,902,263	63,702,643	71,924,198	3,414,634
Minimum unit fair value #*	$27.509751	$32.467727	$36.680084	$44.904297	$21.778648	$2.217256	$1.548846	$3.650051	$3.649687	$8.065471
Maximum unit fair value #*	$27.509751	$32.467727	$36.680084	$44.904297	$21.778648	$33.074402	$24.764627	$102.085663	$56.960594	$59.504532
Contract liability	$136,449	$15,778	$29,561	$14,414	$710,334	$658,287,305	$234,896,836	$1,181,405,061	$606,709,754	$34,942,173

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	—	—	2,242,587	1,412,393	1,010,272	1,461,309	62,906
Minimum unit fair value #*	$—	$—	$—	$—	$—	$2.611695	$2.059652	$4.285807	$5.078858	$9.553495
Maximum unit fair value #*	$—	$—	$—	$—	$—	$21.315701	$10.952566	$74.084472	$14.320828	$10.762999
Contract liability	$—	$—	$—	$—	$—	$23,162,356	$4,811,333	$26,308,203	$14,265,887	$662,648

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2021

	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	BlackRock S&P 500 Index V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund	Morgan Stanley VIF U.S. Real Estate Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	193,813,584	84,506	—
class IA	296,798,176	125,039,177	226,446,559	83,903,124	84,683,154	46,758,826	484,501,733	—	—	—
class IB	65,385,964	19,768,562	18,335,136	16,513,787	12,040,686	11,316,647	33,395,784	—	—	—
class II	—	—	—	—	—	—	—	—	—	254,464
class III	—	—	—	—	—	—	—	10,750,462	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	362,184,140	144,807,739	244,781,695	100,416,911	96,723,840	58,075,473	517,897,517	204,564,046	84,506	254,464
Due from Sponsor Company	—	—	—	—	—	14,570	—	—	—	—
Receivable for fund shares sold	134,599	26,903	229,020	14,654	41,586	—	124,872	53,079	5	—
Other assets	8	25	—	—	2	1	—	3	1	5
Total assets	362,318,747	144,834,667	245,010,715	100,431,565	96,765,428	58,090,044	518,022,389	204,617,128	84,512	254,469

Liabilities:
Due to Sponsor Company	134,599	26,905	229,020	14,680	41,586	—	124,893	53,079	5	—
Payable for fund shares purchased	—	—	—	—	—	14,570	—	—	—	—
Other liabilities	14	13	6	39	—	15	280	23	—	12
Total liabilities	134,613	26,918	229,026	14,719	41,586	14,585	125,173	53,102	5	12

Net assets:
For contract liabilities	$362,184,134	$144,807,749	$244,781,689	$100,416,846	$96,723,842	$58,075,459	$517,897,216	$204,564,026	$84,507	$254,457

Contract Liabilities:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	193,813,564	84,507	—
class IA	296,798,168	125,039,189	226,446,555	83,903,057	84,683,156	46,758,812	484,501,434	—	—	—
class IB	65,385,966	19,768,560	18,335,134	16,513,789	12,040,686	11,316,647	33,395,782	—	—	—
class II	—	—	—	—	—	—	—	—	—	254,457
class III	—	—	—	—	—	—	—	10,750,462	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$362,184,134	$144,807,749	$244,781,689	$100,416,846	$96,723,842	$58,075,459	$517,897,216	$204,564,026	$84,507	$254,457

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	6,009,723	3,873	—
class IA	14,234,925	5,982,735	5,617,627	8,390,312	3,446,608	1,277,563	4,253,373	—	—	—
class IB	3,188,004	932,040	478,100	1,653,032	566,620	325,472	293,357	—	—	—
class II	—	—	—	—	—	—	—	—	—	10,912
class III	—	—	—	—	—	—	—	337,217	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	17,422,929	6,914,775	6,095,727	10,043,344	4,013,228	1,603,035	4,546,730	6,346,940	3,873	10,912

Cost	$269,015,798	$90,106,570	$191,774,766	$101,260,083	$78,208,069	$43,759,008	$221,077,106	$153,478,809	$77,855	$221,103

Deferred contracts in the accumulation period:
Units owned by participants #	63,916,512	38,811,579	16,556,822	68,832,274	11,940,170	9,995,648	40,202,401	11,530,473	16,871	12,541
Minimum unit fair value #*	$3.241179	$1.681150	$5.153638	$0.494866	$2.886486	$4.267235	$2.553198	$16.439610	$4.755026	$20.291179
Maximum unit fair value #*	$56.169042	$31.668449	$57.024243	$12.094329	$53.075700	$57.127917	$78.033376	$18.599412	$5.014776	$20.291179
Contract liability	$356,483,843	$141,905,449	$240,441,296	$98,213,759	$95,418,500	$57,248,813	$502,563,327	$198,417,258	$84,507	$254,457

Contracts in payout (annuitization) period:
Units owned by participants #	1,118,999	713,577	281,098	1,320,778	142,742	156,566	859,481	355,390	—	—
Minimum unit fair value #*	$3.840010	$1.938601	$6.106011	$0.549608	$3.328972	$5.026946	$2.944470	$16.995429	$—	$—
Maximum unit fair value #*	$13.860691	$5.408816	$16.742512	$3.291895	$9.847619	$5.575570	$69.028249	$17.841986	$—	$—
Contract liability	$5,700,291	$2,902,300	$4,340,393	$2,203,087	$1,305,342	$826,646	$15,333,889	$6,146,768	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2021

	Invesco V.I. Equity and Income Fund	Morgan Stanley VIF Discovery Portfolio	Columbia Variable Portfolio - Dividend Opportunity Fund	Columbia Variable Portfolio - Income Opportunities Fund	Columbia Variable Portfolio - Mid Cap Growth Fund	Invesco V.I. Global Fund	Putnam VT Small Cap Value Fund	PIMCO VIT Real Return Portfolio	Pioneer Fund VCT Portfolio	Pioneer Mid Cap Value VCT Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (2)	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$6,023,355	$2,994,599	$6,076,885	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	449,765	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	219,412	—	—	—
class II	—	959,271	—	—	—	—	—	—	11,001,131	199,636
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	164,057	—	—	—	—	539,301	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	164,057	959,271	6,023,355	2,994,599	6,076,885	539,301	219,412	449,765	11,001,131	199,636
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	—	—	459	191	651	—	—	—	1,030	—
Other assets	—	22	3	1	2	2	9	102	—	2
Total assets	164,057	959,293	6,023,817	2,994,791	6,077,538	539,303	219,421	449,867	11,002,161	199,638

Liabilities:
Due to Sponsor Company	—	—	459	191	651	—	—	—	1,030	—
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	3	—	—	—	—	5	—	14	1	3
Total liabilities	3	—	459	191	651	5	—	14	1,031	3

Net assets:
For contract liabilities	$164,054	$959,293	$6,023,358	$2,994,600	$6,076,887	$539,298	$219,421	$449,853	$11,001,130	$199,635

Contract Liabilities:
class 1	$—	$—	$6,023,358	$2,994,600	$6,076,887	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	449,853	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	219,421	—	—	—
class II	—	959,293	—	—	—	—	—	—	11,001,130	199,635
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	164,054	—	—	—	—	539,298	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$164,054	$959,293	$6,023,358	$2,994,600	$6,076,887	$539,298	$219,421	$449,853	$11,001,130	$199,635

Shares:
class 1	—	—	159,517	408,540	115,949	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	32,149	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	15,785	—	—	—
class II	—	59,805	—	—	—	—	—	—	550,883	8,764
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	7,983	—	—	—	—	9,600	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	7,983	59,805	159,517	408,540	115,949	9,600	15,785	32,149	550,883	8,764

Cost	$133,222	$1,236,516	$2,774,427	$3,376,670	$2,061,548	$386,168	$202,109	$424,233	$9,527,623	$175,384

Deferred contracts in the accumulation period:
Units owned by participants #	6,268	14,787	264,429	215,351	192,034	17,429	9,267	26,614	2,813,917	8,233
Minimum unit fair value #*	$26.173735	$64.874039	$20.099028	$12.613899	$28.471480	$30.942419	$23.677722	$16.904037	$3.429091	$24.247878
Maximum unit fair value #*	$26.173735	$64.874039	$22.965463	$13.953983	$31.774387	$30.942419	$23.677722	$16.904037	$4.100453	$24.247878
Contract liability	$164,054	$959,293	$5,850,447	$2,913,267	$5,895,835	$539,298	$219,421	$449,853	$10,905,815	$199,635

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	7,605	5,883	5,756	—	—	—	24,253	—
Minimum unit fair value #*	$—	$—	$22.600992	$13.771444	$31.358657	$—	$—	$—	$3.905202	$—
Maximum unit fair value #*	$—	$—	$22.965463	$13.953983	$31.774387	$—	$—	$—	$4.034327	$—
Contract liability	$—	$—	$172,911	$81,333	$181,052	$—	$—	$—	$95,315	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2021

	PSF PGIM Jennison Focused Blend Portfolio	PSF PGIM Jennison Growth Portfolio	PSF PGIM Jennison Value Portfolio	PSF International Growth Portfolio	Royce Capital Fund–Small-Cap Portfolio	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Allspring VT Index Asset Allocation Fund	Allspring VT International Equity Fund	Allspring VT Small Cap Growth Fund
	Sub-Account (3)	Sub-Account (4)	Sub-Account (5)	Sub-Account (6)	Sub-Account	Sub-Account	Sub-Account	Sub-Account (7)	Sub-Account (8)	Sub-Account (9)

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$2,149,034	$2,088,269
class 2	—	—	—	—	—	—	—	24,133	—	4,444
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	126,790	1,453,845	285,836	79,635	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	145,621	—	—	—	—	—
class S1	—	—	—	—	—	—	1,687,243	—	—	—
class S2	—	—	—	—	—	114,740	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	126,790	1,453,845	285,836	79,635	145,621	114,740	1,687,243	24,133	2,149,034	2,092,713
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	5	58	15	3	—	—	72	1	86	86
Other assets	1	—	—	—	1	7	—	—	—	1
Total assets	126,796	1,453,903	285,851	79,638	145,622	114,747	1,687,315	24,134	2,149,120	2,092,800

Liabilities:
Due to Sponsor Company	5	58	15	3	5	4	72	1	86	86
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	1	1	1	2	—	—	3	—
Total liabilities	5	58	16	4	6	6	72	1	89	86

Net assets:
For contract liabilities	$126,791	$1,453,845	$285,835	$79,634	$145,616	$114,741	$1,687,243	$24,133	$2,149,031	$2,092,714

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$2,149,031	$2,088,270
class 2	—	—	—	—	—	—	—	24,133	—	4,444
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	126,791	1,453,845	285,835	79,634	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	145,616	—	—	—	—	—
class S1	—	—	—	—	—	—	1,687,243	—	—	—
class S2	—	—	—	—	—	114,741	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$126,791	$1,453,845	$285,835	$79,634	$145,616	$114,741	$1,687,243	$24,133	$2,149,031	$2,092,714

Shares:
class 1	—	—	—	—	—	—	—	—	1,096,446	141,481
class 2	—	—	—	—	—	—	—	1,053	—	317
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	2,310	10,376	6,176	6,047	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	15,475	—	—	—	—	—
class S1	—	—	—	—	—	—	19,037	—	—	—
class S2	—	—	—	—	—	5,451	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	2,310	10,376	6,176	6,047	15,475	5,451	19,037	1,053	1,096,446	141,798

Cost	$52,104	$276,248	$128,651	$46,188	$139,711	$97,222	$1,203,040	$16,358	$3,147,264	$1,439,213

Deferred contracts in the accumulation period:
Units owned by participants #	23,920	392,707	53,324	34,425	6,601	4,129	45,037	7,616	1,180,300	43,995
Minimum unit fair value #*	$4.514370	$3.471758	$2.701266	$2.125295	$22.059513	$27.789457	$34.570320	$3.168721	$1.238457	$5.994151
Maximum unit fair value #*	$4.961425	$4.906787	$33.827461	$2.381081	$22.059513	$27.789457	$38.518657	$3.168721	$2.482663	$49.742362
Contract liability	$112,403	$1,453,845	$285,835	$79,634	$145,616	$114,741	$1,681,559	$24,133	$2,131,427	$2,072,485

Contracts in payout (annuitization) period:
Units owned by participants #	3,024	—	—	—	—	—	148	—	7,189	417
Minimum unit fair value #*	$4.758189	$—	$—	$—	$—	$—	$38.518657	$—	$2.355330	$48.063182
Maximum unit fair value #*	$4.758189	$—	$—	$—	$—	$—	$38.518657	$—	$2.482663	$49.176306
Contract liability	$14,388	$—	$—	$—	$—	$—	$5,684	$—	$17,604	$20,229

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (concluded)
December 31, 2021

	Allspring VT Opportunity Fund	Columbia Variable Portfolio - Large Cap Growth Fund	Columbia Variable Portfolio - Overseas Core Fund	CTIVP® - Loomis Sayles Growth Fund
	Sub-Account (10)	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$3,136,409	$31,193,055	$—	$11,907,330
class 2	—	—	4,191,340	—
class ADM	—	—	—	—
class B	—	—	—	—
class I	—	—	—	—
class IA	—	—	—	—
class IB	—	—	—	—
class II	—	—	—	—
class III	—	—	—	—
class INIT	—	—	—	—
class INV	—	—	—	—
class S1	—	—	—	—
class S2	—	—	—	—
class SRV2	—	—	—	—
class - N/A	—	—	—	—
Total investments	3,136,409	31,193,055	4,191,340	11,907,330
Due from Sponsor Company	—	—	—	—
Receivable for fund shares sold	124	5,064	289	741
Other assets	2	2	2	4
Total assets	3,136,535	31,198,121	4,191,631	11,908,075

Liabilities:
Due to Sponsor Company	124	5,064	289	741
Payable for fund shares purchased	—	—	—	—
Other liabilities	—	—	—	—
Total liabilities	124	5,064	289	741

Net assets:
For contract liabilities	$3,136,411	$31,193,057	$4,191,342	$11,907,334

Contract Liabilities:
class 1	$3,136,411	$31,193,057	$—	$11,907,334
class 2	—	—	4,191,342	—
class ADM	—	—	—	—
class B	—	—	—	—
class I	—	—	—	—
class IA	—	—	—	—
class IB	—	—	—	—
class II	—	—	—	—
class III	—	—	—	—
class INIT	—	—	—	—
class INV	—	—	—	—
class S1	—	—	—	—
class S2	—	—	—	—
class SRV2	—	—	—	—
class - N/A	—	—	—	—
Total contract liabilities	$3,136,411	$31,193,057	$4,191,342	$11,907,334

Shares:
class 1	89,714	821,951	—	202,712
class 2	—	—	279,796	—
class ADM	—	—	—	—
class B	—	—	—	—
class I	—	—	—	—
class IA	—	—	—	—
class IB	—	—	—	—
class II	—	—	—	—
class III	—	—	—	—
class INIT	—	—	—	—
class INV	—	—	—	—
class S1	—	—	—	—
class S2	—	—	—	—
class SRV2	—	—	—	—
class - N/A	—	—	—	—
Total shares	89,714	821,951	279,796	202,712

Cost	$2,180,342	$10,810,757	$3,630,979	$4,400,175

Deferred contracts in the accumulation period:
Units owned by participants #	83,186	1,075,668	283,811	437,144
Minimum unit fair value #*	$33.552354	$26.900792	$13.631604	$24.970289
Maximum unit fair value #*	$38.577114	$28.915593	$14.653008	$26.840519
Contract liability	$3,110,494	$30,871,483	$4,090,201	$11,625,358

Contracts in payout (annuitization) period:
Units owned by participants #	680	11,152	6,942	10,536
Minimum unit fair value #*	$37.592979	$28.666078	$14.526509	$26.608923
Maximum unit fair value #*	$38.577114	$28.915593	$14.653008	$26.840519
Contract liability	$25,917	$321,574	$101,141	$281,976

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

(1) Formerly Wells Fargo VT Omega Growth Fund. Change effective December 03, 2021.
(2) Formerly Invesco Oppenheimer V.I. Global Fund. Change effective April 30, 2021.
(3) Formerly Prudential Series Jennison 20/20 Focus Portfolio. Change effective April 26, 2021.
(4) Formerly Prudential Series Jennison Portfolio. Change effective April 26, 2021.
(5) Formerly Prudential Series Value Portfolio. Change effective April 26, 2021.
(6) Formerly Prudential Series SP International Growth Portfolio. Change effective April 26, 2021.
(7) Formerly Wells Fargo VT Index Asset Allocation Fund. Change effective December 03, 2021.
(8) Formerly Wells Fargo VT International Equity Fund. Change effective December 03, 2021.
(9) Formerly Wells Fargo VT Small Cap Growth Fund. Change effective December 03, 2021.
(10) Formerly Wells Fargo VT Opportunity Fund. Change effective December 03, 2021.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Operations
For the Periods Ended December 31, 2021

	American Century VP Capital Appreciation Fund	AB VPS International Value Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. High Yield Fund	Invesco V.I. Government Money Market Fund	AB VPS Growth and Income Portfolio	AB VPS Intermediate Bond Portfolio	American Funds Insurance Series® Growth Fund	Calvert VP SRI Balanced Portfolio	Columbia Variable Portfolio - Small Company Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$1,154	$15,498	$58,774	$3,240	$10,232	$16,499	$1,891	$13,019	$—

Expenses:
Administrative charges	—	—	—	(775)	—	—	—	—	—	—
Mortality and expense risk charges	(48,235)	(831)	(36,986)	(17,843)	(654,634)	(25,508)	(17,031)	(10,839)	(13,430)	(95,408)
Total expenses	(48,235)	(831)	(36,986)	(18,618)	(654,634)	(25,508)	(17,031)	(10,839)	(13,430)	(95,408)
Net investment income (loss)	(48,235)	323	(21,488)	40,156	(651,394)	(15,276)	(532)	(8,948)	(411)	(95,408)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	253,471	(820)	139,325	(15,945)	—	31,149	(5,831)	19,565	27,774	603,485
Net realized gain distributions	472,278	—	53,082	—	—	—	35,232	111,504	33,598	1,000,370
Change in unrealized appreciation (depreciation) during the period	(318,886)	6,061	434,840	9,564	—	335,351	(67,063)	33,350	82,572	(1,692,060)
Net gain (loss) on investments	406,863	5,241	627,247	(6,381)	—	366,500	(37,662)	164,419	143,944	(88,205)
Net increase (decrease) in net assets resulting from operations	$358,628	$5,564	$605,759	$33,775	$(651,394)	$351,224	$(38,194)	$155,471	$143,533	$(183,613)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2021

	Allspring VT Omega Growth Fund	Fidelity® VIP Asset Manager Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Overseas Portfolio	Fidelity® VIP Freedom 2020 Portfolio	Fidelity® VIP Freedom 2030 Portfolio	Fidelity® VIP Freedom 2015 Portfolio	Fidelity® VIP Freedom 2025 Portfolio	Fidelity® VIP Freedom Income Portfolio
	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$15,714	$—	$6,931	$4,612	$2,755	$2,806	$1,636	$5,371	$723

Expenses:
Administrative charges	—	—	—	—	—	—	—	—	—	—
Mortality and expense risk charges	(51,181)	(11,630)	(120,221)	(131,566)	(11,202)	(3,076)	(3,293)	(1,672)	(9,374)	(1,960)
Total expenses	(51,181)	(11,630)	(120,221)	(131,566)	(11,202)	(3,076)	(3,293)	(1,672)	(9,374)	(1,960)
Net investment income (loss)	(51,181)	4,084	(120,221)	(124,635)	(6,590)	(321)	(487)	(36)	(4,003)	(1,237)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	440,653	19,359	837,505	963,154	69,029	430	870	194	43,041	16,857
Net realized gain distributions	351,887	5,371	2,063,849	1,353,732	66,743	12,751	8,143	4,519	25,850	3,369
Change in unrealized appreciation (depreciation) during the period	(286,986)	55,249	(815,764)	335,721	26,887	4,164	14,064	1,317	2,460	(15,450)
Net gain (loss) on investments	505,554	79,979	2,085,590	2,652,607	162,659	17,345	23,077	6,030	71,351	4,776
Net increase (decrease) in net assets resulting from operations	$454,373	$84,063	$1,965,369	$2,527,972	$156,069	$17,024	$22,590	$5,994	$67,348	$3,539

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2021

	Fidelity® VIP FundsManager 20% Portfolio	Fidelity® VIP FundsManager 50% Portfolio	Fidelity® VIP FundsManager 60% Portfolio	Fidelity® VIP FundsManager 70% Portfolio	Fidelity® VIP FundsManager 85% Portfolio	Franklin Income VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund
	Sub-Account (2)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$267	$1,774	$517	$265	$83	$33,929	$6,453,200	$5,957,588	$5,329,127	$7,259,374

Expenses:
Administrative charges	—	—	—	—	—	—	(7,159)	(9,731)	(19,072)	(15,826)
Mortality and expense risk charges	(838)	(2,565)	(1,198)	(431)	(99)	(8,880)	(8,874,727)	(3,705,052)	(16,110,320)	(8,355,767)
Total expenses	(838)	(2,565)	(1,198)	(431)	(99)	(8,880)	(8,881,886)	(3,714,783)	(16,129,392)	(8,371,593)
Net investment income (loss)	(571)	(791)	(681)	(166)	(16)	25,049	(2,428,686)	2,242,805	(10,800,265)	(1,112,219)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	3,828	13,308	28,743	1,584	217	2,997	29,614,853	1,116,801	37,395,839	17,519,463
Net realized gain distributions	356	5,022	2,162	414	188	—	35,326,659	6,193,501	104,960,715	28,638,097
Change in unrealized appreciation (depreciation) during the period	(3,830)	(801)	(18,274)	1,998	726	71,141	47,233,791	(16,022,061)	18,956,046	106,873,951
Net gain (loss) on investments	354	17,529	12,631	3,996	1,131	74,138	112,175,303	(8,711,759)	161,312,600	153,031,511
Net increase (decrease) in net assets resulting from operations	$(217)	$16,738	$11,950	$3,830	$1,115	$99,187	$109,746,617	$(6,468,954)	$150,512,335	$151,919,292

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2021

	Hartford Healthcare HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Rational Trend Aggregation VA Fund	Rational Insider Buying VA Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (3)	Sub-Account (4)

Investment income:
Dividends	$69,834	$1,795,632	$1,451,892	$—	$703,937	$—	$—	$5,751,485	$15,076	$—

Expenses:
Administrative charges	—	—	(4,047)	—	(2,537)	(1,893)	—	(4,397)	—	—
Mortality and expense risk charges	(517,283)	(5,242,904)	(2,091,838)	(3,390,086)	(1,521,190)	(1,427,424)	(948,990)	(6,244,560)	(26,312)	(30,420)
Total expenses	(517,283)	(5,242,904)	(2,095,885)	(3,390,086)	(1,523,727)	(1,429,317)	(948,990)	(6,248,957)	(26,312)	(30,420)
Net investment income (loss)	(447,449)	(3,447,272)	(643,993)	(3,390,086)	(819,790)	(1,429,317)	(948,990)	(497,472)	(11,236)	(30,420)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	760,247	12,256,443	8,337,771	9,057,800	(35,373)	6,529,722	3,774,288	34,442,764	117,404	(1,070,934)
Net realized gain distributions	3,788,153	14,569,740	—	39,854,999	—	12,364,451	4,850,740	17,639,780	122,494	571,703
Change in unrealized appreciation (depreciation) during the period	(1,181,171)	50,470,626	1,443,923	(25,137,924)	(904,217)	(17,004,313)	(6,202,784)	51,540,582	128,705	490,548
Net gain (loss) on investments	3,367,229	77,296,809	9,781,694	23,774,875	(939,590)	1,889,860	2,422,244	103,623,126	368,603	(8,683)
Net increase (decrease) in net assets resulting from operations	$2,919,780	$73,849,537	$9,137,701	$20,384,789	$(1,759,380)	$460,543	$1,473,254	$103,125,654	$357,367	$(39,103)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2021

	BlackRock S&P 500 Index V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund	Morgan Stanley VIF U.S. Real Estate Portfolio	Invesco V.I. Equity and Income Fund	Morgan Stanley VIF Discovery Portfolio	Columbia Variable Portfolio - Dividend Opportunity Fund	Columbia Variable Portfolio - Income Opportunities Fund	Columbia Variable Portfolio - Mid Cap Growth Fund	Invesco V.I. Global Fund	Putnam VT Small Cap Value Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (5)	Sub-Account

Investment income:
Dividends	$2,431,869	$—	$4,147	$2,954	$—	$—	$286,726	$—	$—	$3,834

Expenses:
Administrative charges	—	—	—	—	—	—	(740)	(1,700)	—	—
Mortality and expense risk charges	(2,464,383)	(1,643)	(2,780)	(2,246)	(17,035)	(92,226)	(49,127)	(98,141)	(7,026)	(4,007)
Total expenses	(2,464,383)	(1,643)	(2,780)	(2,246)	(17,035)	(92,226)	(49,867)	(99,841)	(7,026)	(4,007)
Net investment income (loss)	(32,514)	(1,643)	1,367	708	(17,035)	(92,226)	236,859	(99,841)	(7,026)	(173)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	5,890,218	1,965	626	8,860	143,026	507,894	(70,243)	578,748	25,574	15,871
Net realized gain distributions	13,832,848	12,154	—	1,763	613,724	—	—	—	29,106	—
Change in unrealized appreciation (depreciation) during the period	25,544,315	(324)	69,638	16,418	(873,271)	823,856	(78,390)	355,422	23,855	42,387
Net gain (loss) on investments	45,267,381	13,795	70,264	27,041	(116,521)	1,331,750	(148,633)	934,170	78,535	58,258
Net increase (decrease) in net assets resulting from operations	$45,234,867	$12,152	$71,631	$27,749	$(133,556)	$1,239,524	$88,226	$834,329	$71,509	$58,085

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2021

	PIMCO VIT Real Return Portfolio	Pioneer Fund VCT Portfolio	Pioneer Mid Cap Value VCT Portfolio	PSF PGIM Jennison Focused Blend Portfolio	PSF PGIM Jennison Growth Portfolio	PSF PGIM Jennison Value Portfolio	PSF International Growth Portfolio	Royce Capital Fund–Small-Cap Portfolio	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account (6)	Sub-Account (7)	Sub-Account (8)	Sub-Account (9)	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$26,241	$9,549	$1,449	$—	$—	$—	$—	$1,984	$2,108	$—

Expenses:
Administrative charges	—	—	—	—	—	—	—	—	—	—
Mortality and expense risk charges	(6,627)	(158,373)	(2,508)	(2,091)	(20,755)	(5,090)	(1,155)	(2,031)	(1,588)	(27,851)
Total expenses	(6,627)	(158,373)	(2,508)	(2,091)	(20,755)	(5,090)	(1,155)	(2,031)	(1,588)	(27,851)
Net investment income (loss)	19,614	(148,824)	(1,059)	(2,091)	(20,755)	(5,090)	(1,155)	(47)	520	(27,851)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	10,883	133,428	4,163	51,743	93,616	6,412	16,706	825	7,531	128,699
Net realized gain distributions	—	823,730	—	—	—	—	—	—	—	197,560
Change in unrealized appreciation (depreciation) during the period	(8,144)	1,602,152	40,812	(33,212)	121,881	56,858	(8,120)	36,618	22,168	(142,309)
Net gain (loss) on investments	2,739	2,559,310	44,975	18,531	215,497	63,270	8,586	37,443	29,699	183,950
Net increase (decrease) in net assets resulting from operations	$22,353	$2,410,486	$43,916	$16,440	$194,742	$58,180	$7,431	$37,396	$30,219	$156,099

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Operations (concluded)
For the Periods Ended December 31, 2021

	Allspring VT Index Asset Allocation Fund	Allspring VT International Equity Fund	Allspring VT Small Cap Growth Fund	Allspring VT Opportunity Fund	Columbia Variable Portfolio - Large Cap Growth Fund	Columbia Variable Portfolio - Overseas Core Fund	CTIVP® - Loomis Sayles Growth Fund
	Sub-Account (10)	Sub-Account (11)	Sub-Account (12)	Sub-Account (13)	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$132	$31,057	$—	$7,246	$—	$53,132	$—

Expenses:
Administrative charges	—	—	—	—	—	—	—
Mortality and expense risk charges	(430)	(33,696)	(34,877)	(40,577)	(399,697)	(76,295)	(167,640)
Total expenses	(430)	(33,696)	(34,877)	(40,577)	(399,697)	(76,295)	(167,640)
Net investment income (loss)	(298)	(2,639)	(34,877)	(33,331)	(399,697)	(23,163)	(167,640)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	140	(409,729)	207,910	101,218	1,963,411	250,561	1,099,292
Net realized gain distributions	2,106	—	239,685	145,285	—	102,965	—
Change in unrealized appreciation (depreciation) during the period	981	545,014	(273,877)	373,192	5,328,609	85,682	916,428
Net gain (loss) on investments	3,227	135,285	173,718	619,695	7,292,020	439,208	2,015,720
Net increase (decrease) in net assets resulting from operations	$2,929	$132,646	$138,841	$586,364	$6,892,323	$416,045	$1,848,080

The accompanying notes are an integral part of these financial statements.

(1) Formerly Wells Fargo VT Omega Growth Fund. Change effective December 03, 2021.
(2) Not Funded as of December 31, 2021.
(3) Liquidated as of July 30, 2021.
(4) Liquidated as of November 30, 2021.
(5) Formerly Invesco Oppenheimer V.I. Global Fund. Change effective April 30, 2021.
(6) Formerly Prudential Series Jennison 20/20 Focus Portfolio. Change effective April 26, 2021.
(7) Formerly Prudential Series Jennison Portfolio. Change effective April 26, 2021.
(8) Formerly Prudential Series Value Portfolio. Change effective April 26, 2021.
(9) Formerly Prudential Series SP International Growth Portfolio. Change effective April 26, 2021.
(10) Formerly Wells Fargo VT Index Asset Allocation Fund. Change effective December 03, 2021.
(11) Formerly Wells Fargo VT International Equity Fund. Change effective December 03, 2021.
(12) Formerly Wells Fargo VT Small Cap Growth Fund. Change effective December 03, 2021.
(13) Formerly Wells Fargo VT Opportunity Fund. Change effective December 03, 2021.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2021

	American Century VP Capital Appreciation Fund	AB VPS International Value Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. High Yield Fund	Invesco V.I. Government Money Market Fund	AB VPS Growth and Income Portfolio	AB VPS Intermediate Bond Portfolio	American Funds Insurance Series® Growth Fund	Calvert VP SRI Balanced Portfolio	Columbia Variable Portfolio - Small Company Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(48,235)	$323	$(21,488)	$40,156	$(651,394)	$(15,276)	$(532)	$(8,948)	$(411)	$(95,408)
Net realized gain (loss) on security transactions	253,471	(820)	139,325	(15,945)	—	31,149	(5,831)	19,565	27,774	603,485
Net realized gain distributions	472,278	—	53,082	—	—	—	35,232	111,504	33,598	1,000,370
Change in unrealized appreciation (depreciation) during the period	(318,886)	6,061	434,840	9,564	—	335,351	(67,063)	33,350	82,572	(1,692,060)
Net increase (decrease) in net assets resulting from operations	358,628	5,564	605,759	33,775	(651,394)	351,224	(38,194)	155,471	143,533	(183,613)

Unit transactions:
Purchases	32,653	1	4,460	40	205,191	31,587	—	5,119	3,811	8,772
Net transfers	(203,018)	5,782	(364,394)	116,223	13,771,343	6,230	(10,331)	238,823	(48,198)	(1,070,484)
Surrenders for benefit payments and fees	(323,963)	(3,171)	(304,150)	(33,498)	(12,907,163)	(41,619)	(17,727)	(55,674)	(37,807)	(552,112)
Other transactions	432	(5)	5	3	(29)	(23)	—	27	—	(170)
Death benefits	—	—	(57,166)	(9,655)	(2,185,703)	(11,162)	(37,253)	—	—	(51,889)
Net loan activity	(9)	—	—	—	—	—	—	—	—	—
Net annuity transactions	(446)	—	(84,340)	(5,051)	192,164	(5,830)	(21,202)	—	(10,833)	(4,298)
Net increase (decrease) in net assets resulting from unit transactions	(494,351)	2,607	(805,585)	68,062	(924,197)	(20,817)	(86,513)	188,295	(93,027)	(1,670,181)
Net increase (decrease) in net assets	(135,723)	8,171	(199,826)	101,837	(1,575,591)	330,407	(124,707)	343,766	50,506	(1,853,794)

Net assets:
Beginning of period	3,844,130	61,167	2,632,633	1,157,349	49,061,716	1,371,732	1,345,319	566,860	1,100,820	6,648,935
End of period	$3,708,407	$69,338	$2,432,807	$1,259,186	$47,486,125	$1,702,139	$1,220,612	$910,626	$1,151,326	$4,795,141

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	Allspring VT Omega Growth Fund	Fidelity® VIP Asset Manager Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Overseas Portfolio	Fidelity® VIP Freedom 2020 Portfolio	Fidelity® VIP Freedom 2030 Portfolio	Fidelity® VIP Freedom 2015 Portfolio	Fidelity® VIP Freedom 2025 Portfolio	Fidelity® VIP Freedom Income Portfolio
	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(51,181)	$4,084	$(120,221)	$(124,635)	$(6,590)	$(321)	$(487)	$(36)	$(4,003)	$(1,237)
Net realized gain (loss) on security transactions	440,653	19,359	837,505	963,154	69,029	430	870	194	43,041	16,857
Net realized gain distributions	351,887	5,371	2,063,849	1,353,732	66,743	12,751	8,143	4,519	25,850	3,369
Change in unrealized appreciation (depreciation) during the period	(286,986)	55,249	(815,764)	335,721	26,887	4,164	14,064	1,317	2,460	(15,450)
Net increase (decrease) in net assets resulting from operations	454,373	84,063	1,965,369	2,527,972	156,069	17,024	22,590	5,994	67,348	3,539

Unit transactions:
Purchases	—	11,406	70,965	70,577	15,001	8	48	—	10,339	3
Net transfers	(537,665)	19,102	(14,832)	(9,416)	11,958	102,075	194,335	110,406	(659)	—
Surrenders for benefit payments and fees	(638,744)	(109,133)	(1,410,348)	(1,328,604)	(178,778)	(22)	(3,587)	(13)	(175,941)	(120,492)
Other transactions	(1)	(14)	1	(20)	(13)	(1)	14	(6)	15	6
Death benefits	—	—	—	—	—	—	—	—	—	—
Net loan activity	—	—	—	—	—	—	—	—	—	—
Net annuity transactions	(4,334)	—	(1,199)	—	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(1,180,744)	(78,639)	(1,355,413)	(1,267,463)	(151,832)	102,060	190,810	110,387	(166,246)	(120,483)
Net increase (decrease) in net assets	(726,371)	5,424	609,956	1,260,509	4,237	119,084	213,400	116,381	(98,898)	(116,944)

Net assets:
Beginning of period	3,730,856	980,427	9,458,841	10,336,550	887,280	210,948	123,866	78,655	751,797	207,152
End of period	$3,004,485	$985,851	$10,068,797	$11,597,059	$891,517	$330,032	$337,266	$195,036	$652,899	$90,208

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	Fidelity® VIP FundsManager 20% Portfolio	Fidelity® VIP FundsManager 50% Portfolio	Fidelity® VIP FundsManager 60% Portfolio	Fidelity® VIP FundsManager 70% Portfolio	Fidelity® VIP FundsManager 85% Portfolio	Franklin Income VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund
	Sub-Account (2)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(571)	$(791)	$(681)	$(166)	$(16)	$25,049	$(2,428,686)	$2,242,805	$(10,800,265)	$(1,112,219)
Net realized gain (loss) on security transactions	3,828	13,308	28,743	1,584	217	2,997	29,614,853	1,116,801	37,395,839	17,519,463
Net realized gain distributions	356	5,022	2,162	414	188	—	35,326,659	6,193,501	104,960,715	28,638,097
Change in unrealized appreciation (depreciation) during the period	(3,830)	(801)	(18,274)	1,998	726	71,141	47,233,791	(16,022,061)	18,956,046	106,873,951
Net increase (decrease) in net assets resulting from operations	(217)	16,738	11,950	3,830	1,115	99,187	109,746,617	(6,468,954)	150,512,335	151,919,292

Unit transactions:
Purchases	—	—	—	—	6,850	689	3,533,783	1,697,773	5,174,300	2,390,661
Net transfers	—	(518)	15,460	4,738	4,928	(5,259)	4,168,018	6,918,576	(13,274,205)	(4,343,176)
Surrenders for benefit payments and fees	(176,113)	(182,571)	(153,435)	(8,375)	(2,254)	(45,666)	(46,304,662)	(22,064,869)	(87,955,458)	(44,132,215)
Other transactions	—	14	(15)	1	(21)	15	148,393	11,612	75,834	16,327
Death benefits	—	—	—	—	—	—	(20,134,407)	(7,972,432)	(29,670,015)	(15,720,567)
Net loan activity	—	—	—	—	—	—	—	—	—	(9)
Net annuity transactions	—	—	—	—	—	—	(4,497,325)	(1,165,490)	(2,577,769)	(1,582,819)
Net increase (decrease) in net assets resulting from unit transactions	(176,113)	(183,075)	(137,990)	(3,636)	9,503	(50,221)	(63,086,200)	(22,574,830)	(128,227,313)	(63,371,798)
Net increase (decrease) in net assets	(176,330)	(166,337)	(126,040)	194	10,618	48,966	46,660,417	(29,043,784)	22,285,022	88,547,494

Net assets:
Beginning of period	176,330	302,786	141,818	29,367	3,796	661,368	634,789,244	268,751,953	1,185,428,242	532,428,147
End of period	$—	$136,449	$15,778	$29,561	$14,414	$710,334	$681,449,661	$239,708,169	$1,207,713,264	$620,975,641

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	Hartford Healthcare HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Rational Trend Aggregation VA Fund	Rational Insider Buying VA Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (3)	Sub-Account (4)

Operations:
Net investment income (loss)	$(447,449)	$(3,447,272)	$(643,993)	$(3,390,086)	$(819,790)	$(1,429,317)	$(948,990)	$(497,472)	$(11,236)	$(30,420)
Net realized gain (loss) on security transactions	760,247	12,256,443	8,337,771	9,057,800	(35,373)	6,529,722	3,774,288	34,442,764	117,404	(1,070,934)
Net realized gain distributions	3,788,153	14,569,740	—	39,854,999	—	12,364,451	4,850,740	17,639,780	122,494	571,703
Change in unrealized appreciation (depreciation) during the period	(1,181,171)	50,470,626	1,443,923	(25,137,924)	(904,217)	(17,004,313)	(6,202,784)	51,540,582	128,705	490,548
Net increase (decrease) in net assets resulting from operations	2,919,780	73,849,537	9,137,701	20,384,789	(1,759,380)	460,543	1,473,254	103,125,654	357,367	(39,103)

Unit transactions:
Purchases	273,370	1,867,609	795,497	2,100,661	570,283	905,475	244,050	1,956,912	35,014	9,561
Net transfers	(356,280)	(11,157,102)	(604,557)	(3,565,010)	3,837,360	(5,171,265)	121,209	(7,115,528)	(2,920,470)	(2,146,830)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(2,782,066)	(28,259,241)	(11,178,087)	(16,162,082)	(10,511,090)	(7,281,870)	(5,324,192)	(36,186,338)	(240,532)	(169,373)
Other transactions	937	(5,730)	3,439	7,786	(56,186)	3,000	(1,926)	138,445	1,388	3
Death benefits	(768,047)	(7,273,162)	(2,812,619)	(5,188,124)	(2,406,086)	(1,934,182)	(771,072)	(10,988,511)	(73,212)	(34,040)
Net loan activity	—	—	(7)	—	—	—	—	—	—	—
Net annuity transactions	212,627	(1,151,771)	(623,052)	(907,412)	(379,664)	104,865	(144,726)	(2,316,850)	(162,426)	(93,114)
Net increase (decrease) in net assets resulting from unit transactions	(3,419,459)	(45,979,397)	(14,419,386)	(23,714,181)	(8,945,383)	(13,373,977)	(5,876,657)	(54,511,870)	(3,360,238)	(2,433,793)
Net increase (decrease) in net assets	(499,679)	27,870,140	(5,281,685)	(3,329,392)	(10,704,763)	(12,913,434)	(4,403,403)	48,613,784	(3,002,871)	(2,472,896)

Net assets:
Beginning of period	36,104,500	334,313,994	150,089,434	248,111,081	111,121,609	109,637,276	62,478,862	469,283,432	3,002,871	2,472,896
End of period	$35,604,821	$362,184,134	$144,807,749	$244,781,689	$100,416,846	$96,723,842	$58,075,459	$517,897,216	$—	$—

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	BlackRock S&P 500 Index V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund	Morgan Stanley VIF U.S. Real Estate Portfolio	Invesco V.I. Equity and Income Fund	Morgan Stanley VIF Discovery Portfolio	Columbia Variable Portfolio - Dividend Opportunity Fund	Columbia Variable Portfolio - Income Opportunities Fund	Columbia Variable Portfolio - Mid Cap Growth Fund	Invesco V.I. Global Fund	Putnam VT Small Cap Value Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (5)	Sub-Account

Operations:
Net investment income (loss)	$(32,514)	$(1,643)	$1,367	$708	$(17,035)	$(92,226)	$236,859	$(99,841)	$(7,026)	$(173)
Net realized gain (loss) on security transactions	5,890,218	1,965	626	8,860	143,026	507,894	(70,243)	578,748	25,574	15,871
Net realized gain distributions	13,832,848	12,154	—	1,763	613,724	—	—	—	29,106	—
Change in unrealized appreciation (depreciation) during the period	25,544,315	(324)	69,638	16,418	(873,271)	823,856	(78,390)	355,422	23,855	42,387
Net increase (decrease) in net assets resulting from operations	45,234,867	12,152	71,631	27,749	(133,556)	1,239,524	88,226	834,329	71,509	58,085

Unit transactions:
Purchases	1,232,859	—	2,071	7	4,658	2,199	1,979	4,072	5,733	1,266
Net transfers	3,608,405	(13,787)	(807)	(20,166)	(526,456)	(257,654)	34,757	(68,740)	(816)	83,052
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(14,051,182)	(2)	(10,129)	(13,684)	(87,685)	(418,622)	(376,524)	(503,517)	(73,535)	(62,594)
Other transactions	139,945	1	(13)	1	21	(3)	—	(53)	(6)	9
Death benefits	(4,143,481)	—	—	—	—	(104,640)	(66,829)	(110,576)	—	—
Net loan activity	—	—	—	—	—	—	—	—	—	—
Net annuity transactions	(276,490)	—	—	—	—	85,757	(10,033)	9,655	—	—
Net increase (decrease) in net assets resulting from unit transactions	(13,489,944)	(13,788)	(8,878)	(33,842)	(609,462)	(692,963)	(416,650)	(669,159)	(68,624)	21,733
Net increase (decrease) in net assets	31,744,923	(1,636)	62,753	(6,093)	(743,018)	546,561	(328,424)	165,170	2,885	79,818

Net assets:
Beginning of period	172,819,103	86,143	191,704	170,147	1,702,311	5,476,797	3,323,024	5,911,717	536,413	139,603
End of period	$204,564,026	$84,507	$254,457	$164,054	$959,293	$6,023,358	$2,994,600	$6,076,887	$539,298	$219,421

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	PIMCO VIT Real Return Portfolio	Pioneer Fund VCT Portfolio	Pioneer Mid Cap Value VCT Portfolio	PSF PGIM Jennison Focused Blend Portfolio	PSF PGIM Jennison Growth Portfolio	PSF PGIM Jennison Value Portfolio	PSF International Growth Portfolio	Royce Capital Fund–Small-Cap Portfolio	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account (6)	Sub-Account (7)	Sub-Account (8)	Sub-Account (9)	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$19,614	$(148,824)	$(1,059)	$(2,091)	$(20,755)	$(5,090)	$(1,155)	$(47)	$520	$(27,851)
Net realized gain (loss) on security transactions	10,883	133,428	4,163	51,743	93,616	6,412	16,706	825	7,531	128,699
Net realized gain distributions	—	823,730	—	—	—	—	—	—	—	197,560
Change in unrealized appreciation (depreciation) during the period	(8,144)	1,602,152	40,812	(33,212)	121,881	56,858	(8,120)	36,618	22,168	(142,309)
Net increase (decrease) in net assets resulting from operations	22,353	2,410,486	43,916	16,440	194,742	58,180	7,431	37,396	30,219	156,099

Unit transactions:
Purchases	8,416	12,506	989	—	—	—	—	428	428	50
Net transfers	18,572	(274,361)	57,764	26,199	940	—	28,079	(430)	46,984	(49,652)
Surrenders for benefit payments and fees	(119,194)	(637,119)	(66,602)	(4,066)	(97,845)	(9,217)	(5,411)	(34,476)	(58,022)	(94,487)
Other transactions	102	(7)	(1)	(3)	8	(4)	—	(1)	9	—
Death benefits	—	(285,028)	—	(62,697)	—	—	(22,534)	—	—	(28,639)
Net loan activity	—	—	—	—	—	—	—	—	—	—
Net annuity transactions	—	(28,052)	—	(2,904)	—	—	—	—	—	(1,434)
Net increase (decrease) in net assets resulting from unit transactions	(92,104)	(1,212,061)	(7,850)	(43,471)	(96,897)	(9,221)	134	(34,479)	(10,601)	(174,162)
Net increase (decrease) in net assets	(69,751)	1,198,425	36,066	(27,031)	97,845	48,959	7,565	2,917	19,618	(18,063)

Net assets:
Beginning of period	519,604	9,802,705	163,569	153,822	1,356,000	236,876	72,069	142,699	95,123	1,705,306
End of period	$449,853	$11,001,130	$199,635	$126,791	$1,453,845	$285,835	$79,634	$145,616	$114,741	$1,687,243

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2021

	Allspring VT Index Asset Allocation Fund	Allspring VT International Equity Fund	Allspring VT Small Cap Growth Fund	Allspring VT Opportunity Fund	Columbia Variable Portfolio - Large Cap Growth Fund	Columbia Variable Portfolio - Overseas Core Fund	CTIVP® - Loomis Sayles Growth Fund
	Sub-Account (10)	Sub-Account (11)	Sub-Account (12)	Sub-Account (13)	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(298)	$(2,639)	$(34,877)	$(33,331)	$(399,697)	$(23,163)	$(167,640)
Net realized gain (loss) on security transactions	140	(409,729)	207,910	101,218	1,963,411	250,561	1,099,292
Net realized gain distributions	2,106	—	239,685	145,285	—	102,965	—
Change in unrealized appreciation (depreciation) during the period	981	545,014	(273,877)	373,192	5,328,609	85,682	916,428
Net increase (decrease) in net assets resulting from operations	2,929	132,646	138,841	586,364	6,892,323	416,045	1,848,080

Unit transactions:
Purchases	—	226	9,555	1,139	4,192	1,734	22,180
Net transfers	—	(379,079)	(277,601)	248,434	71,346	(682,332)	(128,581)
Surrenders for benefit payments and fees	—	(207,682)	(199,672)	(245,822)	(1,833,748)	(574,476)	(1,101,820)
Other transactions	1	1	527	15	(77)	(9)	724
Death benefits	—	(12,133)	(667)	(5,522)	(389,049)	(60,731)	(273,147)
Net loan activity	—	—	—	—	—	—	—
Net annuity transactions	—	(15,261)	(3,800)	(41,062)	(146,029)	32,164	(139,998)
Net increase (decrease) in net assets resulting from unit transactions	1	(613,928)	(471,658)	(42,818)	(2,293,365)	(1,283,650)	(1,620,642)
Net increase (decrease) in net assets	2,930	(481,282)	(332,817)	543,546	4,598,958	(867,605)	227,438

Net assets:
Beginning of period	21,203	2,630,313	2,425,531	2,592,865	26,594,099	5,058,947	11,679,896
End of period	$24,133	$2,149,031	$2,092,714	$3,136,411	$31,193,057	$4,191,342	$11,907,334

The accompanying notes are an integral part of these financial statements.

(1) Formerly Wells Fargo VT Omega Growth Fund. Change effective December 03, 2021.
(2) Not Funded as of December 31, 2021.
(3) Liquidated as of July 30, 2021.
(4) Liquidated as of November 30, 2021.
(5) Formerly Invesco Oppenheimer V.I. Global Fund. Change effective April 30, 2021.
(6) Formerly Prudential Series Jennison 20/20 Focus Portfolio. Change effective April 26, 2021.
(7) Formerly Prudential Series Jennison Portfolio. Change effective April 26, 2021.
(8) Formerly Prudential Series Value Portfolio. Change effective April 26, 2021.
(9) Formerly Prudential Series SP International Growth Portfolio. Change effective April 26, 2021.
(10) Formerly Wells Fargo VT Index Asset Allocation Fund. Change effective December 03, 2021.
(11) Formerly Wells Fargo VT International Equity Fund. Change effective December 03, 2021.
(12) Formerly Wells Fargo VT Small Cap Growth Fund. Change effective December 03, 2021.
(13) Formerly Wells Fargo VT Opportunity Fund. Change effective December 03, 2021.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2020

	American Century VP Capital Appreciation Fund	AB VPS International Value Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. High Yield Fund	Invesco V.I. Government Money Market Fund	AB VPS Growth and Income Portfolio	AB VPS Intermediate Bond Portfolio	American Funds Insurance Series® Growth Fund	Calvert VP SRI Balanced Portfolio	Columbia Variable Portfolio - Small Company Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(37,453)	$169	$325	$47,174	$(553,143)	$(3,396)	$23,859	$(3,612)	$3,615	$(77,782)
Net realized gain (loss) on security transactions	90,922	(31,797)	18,044	(110,868)	—	3,778	(7,404)	15,075	17,705	170,425
Net realized gain distributions	342,685	—	589,741	—	—	70,642	—	8,511	32,152	85,984
Change in unrealized appreciation (depreciation) during the period	754,926	23,088	(314,868)	4,487	—	(65,678)	37,739	155,121	81,143	2,422,917
Net increase (decrease) in net assets resulting from operations	1,151,080	(8,540)	293,242	(59,207)	(553,143)	5,346	54,194	175,095	134,615	2,601,544

Unit transactions:
Purchases	34,176	—	3,720	—	138,751	32,754	70,746	2,794	3,001	1,204
Net transfers	(192,224)	(34,687)	44,887	110,444	25,255,384	(26,055)	15,412	71,519	8,420	(486,602)
Surrenders for benefit payments and fees	(266,602)	(31,577)	(281,457)	(21,781)	(9,931,350)	(138,133)	(107,758)	(4,488)	(25,351)	(224,891)
Other transactions	21	2	(46)	47	57	(3)	7	3	4	206
Death benefits	—	—	(60,699)	(14,960)	(1,477,307)	(8,845)	(11,667)	—	—	(18,989)
Net annuity transactions	(1,512)	—	(24,621)	(18,317)	17,669	(4,710)	(22,697)	—	(9,288)	(21,589)
Net increase (decrease) in net assets resulting from unit transactions	(426,141)	(66,262)	(318,216)	55,433	14,003,204	(144,992)	(55,957)	69,828	(23,214)	(750,661)
Net increase (decrease) in net assets	724,939	(74,802)	(24,974)	(3,774)	13,450,061	(139,646)	(1,763)	244,923	111,401	1,850,883

Net assets:
Beginning of period	3,119,191	135,969	2,657,607	1,161,123	35,611,655	1,511,378	1,347,082	321,937	989,419	4,798,052
End of period	$3,844,130	$61,167	$2,632,633	$1,157,349	$49,061,716	$1,371,732	$1,345,319	$566,860	$1,100,820	$6,648,935

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Asset Manager Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Overseas Portfolio	Fidelity® VIP Freedom 2020 Portfolio	Fidelity® VIP Freedom 2030 Portfolio	Fidelity® VIP Freedom 2015 Portfolio	Fidelity® VIP Freedom 2025 Portfolio	Fidelity® VIP Freedom Income Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(45,809)	$2,914	$(88,477)	$(91,660)	$(6,456)	$(2,125)	$(273)	$(230)	$(611)	$167
Net realized gain (loss) on security transactions	97,108	1,954	503,585	655,481	34,698	21,789	952	11,153	2,070	180
Net realized gain distributions	229,458	12,033	734,195	50,083	3,811	24,450	5,138	3,490	24,271	710
Change in unrealized appreciation (depreciation) during the period	789,163	101,598	1,758,363	1,841,585	80,646	(20,294)	11,094	(4,840)	60,572	25,864
Net increase (decrease) in net assets resulting from operations	1,069,920	118,499	2,907,666	2,455,489	112,699	23,820	16,911	9,573	86,302	26,921

Unit transactions:
Purchases	—	4,866	70,756	80,507	15,520	—	1,836	—	41,217	—
Net transfers	151,102	(23,000)	45,457	(342,619)	(90,543)	(5,811)	(230)	—	98,018	166,886
Surrenders for benefit payments and fees	(214,848)	(116,165)	(803,756)	(1,180,721)	(60,721)	(356,370)	(66)	(76,141)	(7,052)	(32)
Other transactions	(19)	(7)	1	177	24	(145)	—	(1)	7	—
Death benefits	(13,306)	—	—	—	—	—	—	—	—	—
Net annuity transactions	25,050	—	(988)	(78)	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(52,021)	(134,306)	(688,544)	(1,442,748)	(135,720)	(362,326)	1,540	(76,142)	132,190	166,854
Net increase (decrease) in net assets	1,017,899	(15,807)	2,219,122	1,012,741	(23,021)	(338,506)	18,451	(66,569)	218,492	193,775

Net assets:
Beginning of period	2,712,957	996,234	7,239,719	9,323,809	910,301	549,454	105,415	145,224	533,305	13,377
End of period	$3,730,856	$980,427	$9,458,841	$10,336,550	$887,280	$210,948	$123,866	$78,655	$751,797	$207,152

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	Fidelity® VIP FundsManager 20% Portfolio	Fidelity® VIP FundsManager 50% Portfolio	Fidelity® VIP FundsManager 60% Portfolio	Fidelity® VIP FundsManager 70% Portfolio	Fidelity® VIP FundsManager 85% Portfolio	Franklin Income VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(128)	$766	$(405)	$(117)	$(7)	$32,743	$1,816,376	$4,908,446	$(4,198,972)	$2,520,960
Net realized gain (loss) on security transactions	4,723	(11)	63	838	(1)	(13,312)	25,107,582	1,540,423	15,345,251	1,497,480
Net realized gain distributions	339	2,948	3,047	621	49	590	31,460,250	506,606	78,481,616	22,817,201
Change in unrealized appreciation (depreciation) during the period	3,829	11,414	14,157	2,437	336	(36,701)	(1,080,640)	9,366,924	110,652,725	3,469,294
Net increase (decrease) in net assets resulting from operations	8,763	15,117	16,862	3,779	377	(16,680)	57,303,568	16,322,399	200,280,620	30,304,935

Unit transactions:
Purchases	—	—	—	—	1,965	793	3,668,478	1,100,770	5,024,632	1,854,604
Net transfers	167,566	175,566	—	—	—	290	(3,675,859)	10,374,102	(22,160,790)	(11,640,277)
Surrenders for benefit payments and fees	—	(15,018)	(23)	(24,629)	(4)	(154,634)	(46,439,800)	(18,334,293)	(79,909,235)	(36,451,500)
Other transactions	—	—	—	(2)	—	(9)	73,268	15,557	39,050	8,351
Death benefits	—	—	—	—	—	—	(21,599,306)	(6,641,177)	(22,728,096)	(11,792,704)
Net annuity transactions	—	—	—	—	—	—	(3,470,149)	(302,613)	(693,188)	(483,449)
Net increase (decrease) in net assets resulting from unit transactions	167,566	160,548	(23)	(24,631)	1,961	(153,560)	(71,443,369)	27,061,493	(120,427,632)	(5,973,960)
Net increase (decrease) in net assets	176,329	175,665	16,839	(20,852)	2,338	(170,240)	(14,139,801)	43,383,892	79,852,988	24,330,975

Net assets:
Beginning of period	1	127,121	124,979	50,219	1,458	831,608	648,929,045	225,368,061	1,105,575,254	508,097,172
End of period	$176,330	$302,786	$141,818	$29,367	$3,796	$661,368	$634,789,244	$268,751,953	$1,185,428,242	$532,428,147

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	Hartford Healthcare HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(318,512)	$(1,221,329)	$599,978	$(1,941,112)	$199,776
Net realized gain (loss) on security transactions	804,407	2,134,654	5,024,359	6,849,401	142,712
Net realized gain distributions	6,073,139	5,605,527	—	13,788,086	—
Change in unrealized appreciation (depreciation) during the period	27,546	35,471,436	17,847,236	29,601,904	(625,759)
Net increase (decrease) in net assets resulting from operations	6,586,580	41,990,288	23,471,573	48,298,279	(283,271)

Unit transactions:
Purchases	191,461	432,321	832,899	1,031,128	367,766
Net transfers	(586,356)	(13,788,984)	(3,797,475)	(8,963,721)	5,660,785
Surrenders for benefit payments and fees	(2,936,510)	(12,516,577)	(10,097,446)	(11,445,836)	(8,218,058)
Other transactions	(223)	529	4,088	(971)	59,289
Death benefits	(733,363)	(3,304,093)	(3,214,186)	(3,748,170)	(2,575,870)
Net annuity transactions	20,139	3,587,287	(178,702)	145,987	1,197,494
Net increase (decrease) in net assets resulting from unit transactions	(4,044,852)	215,775,687	(16,450,834)	53,708,010	64,252,408
Net increase (decrease) in net assets	2,541,728	257,765,975	7,020,739	102,006,289	63,969,137

Net assets:
Beginning of period	33,562,772	76,548,019	143,068,695	146,104,792	47,152,472
End of period	$36,104,500	$334,313,994	$150,089,434	$248,111,081	$111,121,609

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Rational Trend Aggregation VA Fund	Rational Insider Buying VA Fund	BlackRock S&P 500 Index V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund	Morgan Stanley VIF U.S. Real Estate Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(1,086,371)	$(785,629)	$1,508,671	$(26,526)	$(35,799)	$762,194	$(296)	$2,342
Net realized gain (loss) on security transactions	1,892,448	1,522,498	29,729,396	(61,451)	(94,535)	1,403,078	211	(4,111)
Net realized gain distributions	11,626,214	1,866,926	29,298,238	—	170,962	10,038,355	3,969	5,234
Change in unrealized appreciation (depreciation) during the period	25,536,906	12,298,924	(16,735,903)	53,151	235,616	12,589,922	6,688	(49,289)
Net increase (decrease) in net assets resulting from operations	37,969,197	14,902,719	43,800,402	(34,826)	276,244	24,793,549	10,572	(45,824)

Unit transactions:
Purchases	558,498	157,125	2,526,171	2,350	2,840	1,208,663	—	2,260
Net transfers	(565,525)	(3,045,419)	(6,396,345)	101,677	(22,123)	2,932,560	74,044	(1,166)
Surrenders for benefit payments and fees	(6,060,629)	(3,907,242)	(31,225,400)	(383,228)	(120,345)	(11,256,554)	(2)	(12,977)
Other transactions	1,115	(94)	67,748	3	4	51,371	—	1
Death benefits	(1,138,634)	(1,151,130)	(12,100,830)	(59,084)	(56,737)	(3,065,113)	—	—
Net annuity transactions	(118,632)	165,880	(2,214,930)	(21,498)	(13,240)	(344,509)	—	—
Net increase (decrease) in net assets resulting from unit transactions	(7,323,807)	(7,780,880)	(49,343,586)	(359,780)	(209,601)	(10,473,582)	74,042	(11,882)
Net increase (decrease) in net assets	30,645,390	7,121,839	(5,543,184)	(394,606)	66,643	14,319,967	84,614	(57,706)

Net assets:
Beginning of period	78,991,886	55,357,023	474,826,616	3,397,477	2,406,253	158,499,136	1,529	249,410
End of period	$109,637,276	$62,478,862	$469,283,432	$3,002,871	$2,472,896	$172,819,103	$86,143	$191,704

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	Invesco V.I. Equity and Income Fund	Morgan Stanley VIF Discovery Portfolio	Columbia Variable Portfolio - Dividend Opportunity Fund	Columbia Variable Portfolio - Income Opportunities Fund	Columbia Variable Portfolio - Mid Cap Growth Fund	Invesco Oppenheimer V.I. Global Fund	Putnam VT Small Cap Value Fund	PIMCO VIT Real Return Portfolio	Pioneer Fund VCT Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$1,377	$(11,273)	$(81,764)	$104,052	$(86,591)	$(4,333)	$(369)	$808	$(86,357)
Net realized gain (loss) on security transactions	284	127,426	297,466	(139,047)	548,069	26,460	(17,888)	3,191	(208,700)
Net realized gain distributions	6,907	99,272	—	—	—	15,304	—	—	713,671
Change in unrealized appreciation (depreciation) during the period	3,161	583,312	(279,019)	96,721	1,127,223	80,487	20,970	41,657	1,364,343
Net increase (decrease) in net assets resulting from operations	11,729	798,737	(63,317)	61,726	1,588,701	117,918	2,713	45,656	1,782,957

Unit transactions:
Purchases	—	2,978	12,209	5,267	7,914	6,128	672	5,962	16,499
Net transfers	—	356,365	(32,023)	126,512	(813,145)	(74,302)	3,372	95,500	28,853
Surrenders for benefit payments and fees	(22,831)	(17,540)	(353,120)	(258,332)	(424,124)	(87,457)	(3,605)	(59,401)	(436,834)
Other transactions	10	—	61	(18)	204	—	3	20	(25)
Death benefits	—	—	(26,139)	(21,068)	(44,308)	—	—	—	(162,875)
Net annuity transactions	—	—	(10,696)	(51,051)	(24,443)	—	—	—	(5,944)
Net increase (decrease) in net assets resulting from unit transactions	(22,821)	341,803	(409,708)	(198,690)	(1,297,902)	(155,631)	442	42,081	(560,326)
Net increase (decrease) in net assets	(11,092)	1,140,540	(473,025)	(136,964)	290,799	(37,713)	3,155	87,737	1,222,631

Net assets:
Beginning of period	181,239	561,771	5,949,822	3,459,988	5,620,918	574,126	136,448	431,867	8,580,074
End of period	$170,147	$1,702,311	$5,476,797	$3,323,024	$5,911,717	$536,413	$139,603	$519,604	$9,802,705

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	Pioneer Mid Cap Value VCT Portfolio	Prudential Series Jennison 20/20 Focus Portfolio	Prudential Series Jennison Portfolio	Prudential Series Value Portfolio	Prudential Series SP International Growth Portfolio	Royce Capital Fund–Small-Cap Portfolio	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Wells Fargo VT Index Asset Allocation Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(345)	$(2,053)	$(14,765)	$(4,076)	$(889)	$(498)	$739	$(18,757)	$(207)
Net realized gain (loss) on security transactions	(7,845)	1,934	15,137	4,241	424	(29,209)	(7,007)	81,440	106
Net realized gain distributions	5,501	—	—	—	—	2,313	2,250	90,469	1,524
Change in unrealized appreciation (depreciation) during the period	7	34,087	458,257	1,311	16,923	7,196	(5,146)	296,969	1,245
Net increase (decrease) in net assets resulting from operations	(2,682)	33,968	458,629	1,476	16,458	(20,198)	(9,164)	450,121	2,668

Unit transactions:
Purchases	1,134	—	—	—	—	520	203	—	—
Net transfers	(13,254)	—	48,017	—	—	(51,871)	—	(272,838)	—
Surrenders for benefit payments and fees	(12,031)	(13)	(3,859)	(9,858)	(5)	(13,471)	(12,095)	(28,945)	(1)
Other transactions	—	(3)	—	(1)	—	1	(3)	(12)	—
Death benefits	—	3,826	(2,349)	(1,179)	—	—	—	(74,673)	—
Net annuity transactions	—	(2,257)	—	—	—	—	—	(2,061)	—
Net increase (decrease) in net assets resulting from unit transactions	(24,151)	1,553	41,809	(11,038)	(5)	(64,821)	(11,895)	(378,529)	(1)
Net increase (decrease) in net assets	(26,833)	35,521	500,438	(9,562)	16,453	(85,019)	(21,059)	71,592	2,667

Net assets:
Beginning of period	190,402	118,301	855,562	246,438	55,616	227,718	116,182	1,633,714	18,536
End of period	$163,569	$153,822	$1,356,000	$236,876	$72,069	$142,699	$95,123	$1,705,306	$21,203

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2020

	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Opportunity Fund	Columbia Variable Portfolio - Large Cap Growth Fund	Columbia Variable Portfolio - Overseas Core Fund	CTIVP® - Loomis Sayles Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$42,104	$(26,867)	$(16,128)	$(323,100)	$(4,746)	$(153,782)
Net realized gain (loss) on security transactions	(637,297)	74,829	25,791	1,641,274	(44,629)	922,421
Net realized gain distributions	—	101,283	168,539	—	51,493	—
Change in unrealized appreciation (depreciation) during the period	670,579	711,801	243,897	5,564,926	338,614	2,169,709
Net increase (decrease) in net assets resulting from operations	75,386	861,046	422,099	6,883,100	340,732	2,938,348

Unit transactions:
Purchases	—	—	55	3,852	1,695	25,702
Net transfers	(541,463)	171,625	(44,961)	(444,926)	296,589	(317,631)
Surrenders for benefit payments and fees	(132,912)	(240,388)	(81,691)	(1,715,003)	(361,600)	(937,699)
Other transactions	(10)	392	2	499	174	(185)
Death benefits	(1,609)	(18,909)	(15,822)	(180,142)	(25,700)	(197,299)
Net annuity transactions	(6,926)	6,144	(13,083)	(148,948)	(26,814)	(85,145)
Net increase (decrease) in net assets resulting from unit transactions	(682,920)	(81,136)	(155,500)	(2,484,668)	(115,656)	(1,512,257)
Net increase (decrease) in net assets	(607,534)	779,910	266,599	4,398,432	225,076	1,426,091

Net assets:
Beginning of period	3,237,847	1,645,621	2,326,266	22,195,667	4,833,871	10,253,805
End of period	$2,630,313	$2,425,531	$2,592,865	$26,594,099	$5,058,947	$11,679,896

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Notes to Financial Statements
December 31, 2021

1. Organization:

Separate Account Two (the “Account”) is a separate investment account established by Talcott Resolution Life Insurance Company (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account.
The Sponsor Company is indirectly owned by Talcott Resolution Life, Inc.

On June 30, 2021, the Account's indirect owner, Hopmeadow Holdings GP LLC, completed the sale of the Sponsor Company (the "Sixth Street Acquisition") through the merger of an affiliate of Sixth Street, a global investment firm. Sixth Street obtained 100% control of Talcott Resolution Life, Inc. and its life and annuity operating subsidiaries including the Account. This transaction does not impact the contracts of the Account or the accounting of the Account.
The Account is comprised of the following Sub-Accounts:

American Century VP Capital Appreciation Fund, AB VPS International Value Portfolio, Invesco V.I. Core Equity Fund, Invesco V.I. High Yield Fund, Invesco V.I. Government Money Market Fund, AB VPS Growth and Income Portfolio, AB VPS Intermediate Bond Portfolio, American Funds Insurance Series® Growth Fund, Calvert VP SRI Balanced Portfolio, Columbia Variable Portfolio - Small Company Growth Fund, Allspring VT Omega Growth Fund (Formerly Wells Fargo VT Omega Growth Fund), Fidelity® VIP Asset Manager Portfolio, Fidelity® VIP Growth Portfolio, Fidelity® VIP Contrafund® Portfolio, Fidelity® VIP Overseas Portfolio, Fidelity® VIP Freedom 2020 Portfolio, Fidelity® VIP Freedom 2030 Portfolio, Fidelity® VIP Freedom 2015 Portfolio, Fidelity® VIP Freedom 2025 Portfolio, Fidelity® VIP Freedom Income Portfolio, Fidelity® VIP FundsManager 20% Portfolio^, Fidelity® VIP FundsManager 50% Portfolio, Fidelity® VIP FundsManager 60% Portfolio, Fidelity® VIP FundsManager 70% Portfolio, Fidelity® VIP FundsManager 85% Portfolio, Franklin Income VIP Fund, Hartford Balanced HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Healthcare HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford Ultrashort Bond HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Rational Trend Aggregation VA Fund*, Rational Insider Buying VA Fund*, BlackRock S&P 500 Index V.I. Fund, BlackRock Large Cap Focus Growth V.I. Fund, Morgan Stanley VIF U.S. Real Estate Portfolio, Invesco V.I. Equity and Income Fund, Morgan Stanley VIF Discovery Portfolio, Columbia Variable Portfolio - Dividend Opportunity Fund, Columbia Variable Portfolio - Income Opportunities Fund, Columbia Variable Portfolio - Mid Cap Growth Fund, Invesco V.I. Global Fund (Formerly Invesco Oppenheimer V.I. Global Fund), Putnam VT Small Cap Value Fund, PIMCO VIT Real Return Portfolio, Pioneer Fund VCT Portfolio, Pioneer Mid Cap Value VCT Portfolio, PSF PGIM Jennison Focused Blend Portfolio (Formerly Prudential Series Jennison 20/20 Focus Portfolio), PSF PGIM Jennison Growth Portfolio (Formerly Prudential Series Jennison Portfolio), PSF PGIM Jennison Value Portfolio (Formerly Prudential Series Value Portfolio), PSF International Growth Portfolio (Formerly Prudential Series SP International Growth Portfolio), Royce Capital Fund–Small-Cap Portfolio, Invesco V.I. Comstock Fund, Invesco V.I. American Franchise Fund, Allspring VT Index Asset Allocation Fund (Formerly Wells Fargo VT Index Asset Allocation Fund), Allspring VT International Equity Fund (Formerly Wells Fargo VT International Equity Fund), Allspring VT Small Cap Growth Fund (Formerly Wells Fargo VT Small Cap Growth Fund), Allspring VT Opportunity Fund (Formerly Wells Fargo VT Opportunity Fund), Columbia Variable Portfolio - Large Cap Growth Fund, Columbia Variable Portfolio - Overseas Core Fund, CTIVP® - Loomis Sayles Growth Fund.

* During 2021, this Sub-Account was liquidated.

^ This Sub-Account was not funded as of December 31, 2021, and as a result, is not presented in the statements of assets and liabilities.

The Sub-Accounts are invested in mutual funds (the “Funds”) of the same name. Each Sub-Account may invest in one or more share classes of a Fund, depending upon the product(s) available in that Sub-Account. A contract owner's unitized performance correlates with the share class associated with the contract owner's product.

If a Fund is subject to a merger by the Fund Manager, the Sub-Account invested in the surviving Fund acquires, at fair value, the net assets of the Sub-Account associated with the merging Fund on the date disclosed. These transfers are reflected in net interfund transfers due to corporate actions on the Statements of Changes in Net Assets.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2. Significant Accounting Policies:

The Account qualifies as an investment company and follows the accounting and reporting guidance as defined in Accounting Standards Codification 946, "Financial Services - Investment Companies." The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"):

a) Security Transactions - Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the Fund. Net realized gain distributions are accrued as of the ex-dividend date. Net realized gain distributions represent those dividends from the Funds which are characterized as capital gains under tax regulations.

b) Unit Transactions - Unit transactions are executed based on the unit values calculated at the close of the business day.

c) Federal Income Taxes - The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d) Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates. The most significant estimates contained within the financial statements are the fair value measurements.

e) Mortality Risk - The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company. These amounts are included in net annuity transactions on the accompanying statements of changes in net assets.

f) Fair Value Measurements - The Sub-Accounts' investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2021 closing net asset value as determined by the appropriate Fund Manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include mutual funds.

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2021, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account’s policy is to recognize transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the periods ended December 31, 2021 and 2020.

g) Accounting for Uncertain Tax Positions - The statute of limitations is closed through the 2017 tax year and the Sponsor Company is not currently under examination for any open years.  Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2021.

h) Novel Coronavirus - Since the first quarter of 2020, the novel coronavirus (“COVID-19”) has resulted in extreme stress and disruption in the global economy and financial markets. While the markets have rebounded, the pandemic has adversely impacted, and may continue to adversely impact, the financial performance of the funds in which the Sub-Accounts invest. Due to the highly uncertain nature of these conditions, it is not possible to estimate the ultimate impacts at this time. Management will continue to monitor developments, and their impact on the fair value of the funds.

3. Administration of the Account and Related Charges:

Each Sub-Account is charged certain fees, according to contract terms, as follows:

a) Mortality and Expense Risk Charges - The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.50% of the Sub-Account’s average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

b) Tax Expense Charges - If applicable, the Sponsor Company will make deductions up to a maximum rate of 3.50% of the contract’s average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Account’s average daily net assets may be assessed on partial withdrawals or surrenders. These charges are a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

c) Administrative Charges - The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of 0.15% of the Sub-Account’s average daily net assets for these services. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

d) Annual Maintenance Fees - An annual maintenance fee up to a maximum of $30 may be charged. In addition, an annual contract fee up to a maximum of $100 may be charged. These charges are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

e) Rider Charges - The Sponsor Company will make certain deductions (as a percentage of average daily Sub-Account value) for various rider charges:

Optional Death Benefit Charge maximum of 0.15%
Earnings Protection Benefit Charge maximum of 0.20%
Principal First Charge maximum of 0.75%
Principal First Preferred Charge maximum of 0.20%
MAV/EPB Death Benefit Charge maximum of 0.30%
MAV 70 Death Benefit Charge maximum of 0.20%

These charges can be assessed as a reduction in unit values or a redemption of units from applicable contract owners’ accounts as specified in the product prospectus.

4. Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2021 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
American Century VP Capital Appreciation Fund	$917,701	$987,969
AB VPS International Value Portfolio	$6,921	$3,983
Invesco V.I. Core Equity Fund	$496,795	$1,270,785
Invesco V.I. High Yield Fund	$182,951	$74,734
Invesco V.I. Government Money Market Fund	$28,544,410	$30,120,001
AB VPS Growth and Income Portfolio	$159,714	$195,808
AB VPS Intermediate Bond Portfolio	$142,118	$193,932
American Funds Insurance Series® Growth Fund	$366,777	$75,954
Calvert VP SRI Balanced Portfolio	$50,220	$110,056
Columbia Variable Portfolio - Small Company Growth Fund	$1,779,361	$2,544,579
Allspring VT Omega Growth Fund+	$372,977	$1,253,014
Fidelity® VIP Asset Manager Portfolio	$55,500	$124,680
Fidelity® VIP Growth Portfolio	$2,576,147	$1,987,928
Fidelity® VIP Contrafund® Portfolio	$1,922,009	$1,960,391
Fidelity® VIP Overseas Portfolio	$122,536	$214,208
Fidelity® VIP Freedom 2020 Portfolio	$117,534	$3,049
Fidelity® VIP Freedom 2030 Portfolio	$204,804	$6,352
Fidelity® VIP Freedom 2015 Portfolio	$116,544	$1,675
Fidelity® VIP Freedom 2025 Portfolio	$57,450	$201,863
Fidelity® VIP Freedom Income Portfolio	$4,092	$122,456
Fidelity® VIP FundsManager 20% Portfolio+	$621	$176,956
Fidelity® VIP FundsManager 50% Portfolio	$21,727	$200,581
Fidelity® VIP FundsManager 60% Portfolio	$18,140	$154,632
Fidelity® VIP FundsManager 70% Portfolio	$5,416	$8,803
Fidelity® VIP FundsManager 85% Portfolio	$12,768	$3,076
Franklin Income VIP Fund	$43,885	$69,072
Hartford Balanced HLS Fund	$50,479,254	$80,667,465
Hartford Total Return Bond HLS Fund	$27,094,918	$41,233,420
Hartford Capital Appreciation HLS Fund	$117,208,267	$151,275,175
Hartford Dividend and Growth HLS Fund	$47,969,366	$83,815,282
Hartford Healthcare HLS Fund	$4,211,049	$4,289,809
Hartford Disciplined Equity HLS Fund	$22,555,770	$57,412,716
Hartford International Opportunities HLS Fund	$7,632,323	$22,695,755
Hartford MidCap HLS Fund	$42,909,130	$30,158,399
Hartford Ultrashort Bond HLS Fund	$10,743,923	$20,509,052
Hartford Small Company HLS Fund	$19,216,023	$21,654,869
Hartford SmallCap Growth HLS Fund	$9,820,634	$11,795,520
Hartford Stock HLS Fund	$25,513,894	$62,883,739
Rational Trend Aggregation VA Fund+	$192,977	$3,441,957
Rational Insider Buying VA Fund+	$668,161	$2,560,669
BlackRock S&P 500 Index V.I. Fund	$24,242,321	$23,931,923
BlackRock Large Cap Focus Growth V.I. Fund	$12,153	$15,431
Morgan Stanley VIF U.S. Real Estate Portfolio	$11,497	$19,002
Invesco V.I. Equity and Income Fund	$17,875	$49,254
Morgan Stanley VIF Discovery Portfolio	$1,110,758	$1,123,551
Columbia Variable Portfolio - Dividend Opportunity Fund	$251,469	$1,036,659
Columbia Variable Portfolio - Income Opportunities Fund	$455,641	$635,433
Columbia Variable Portfolio - Mid Cap Growth Fund	$135,448	$904,447
Invesco V.I. Global Fund+	$41,135	$87,673
Putnam VT Small Cap Value Fund	$483,206	$461,655
PIMCO VIT Real Return Portfolio	$131,692	$204,284
Pioneer Fund VCT Portfolio	$1,075,393	$1,612,551
Pioneer Mid Cap Value VCT Portfolio	$70,855	$79,770
PSF PGIM Jennison Focused Blend Portfolio+	$26,206	$71,771
PSF PGIM Jennison Growth Portfolio+	$926	$118,579
PSF PGIM Jennison Value Portfolio+	$—	$14,311
PSF International Growth Portfolio+	$28,079	$29,100
Royce Capital Fund–Small-Cap Portfolio	$18,915	$53,434
Invesco V.I. Comstock Fund	$55,033	$65,129
Invesco V.I. American Franchise Fund	$621,236	$625,691
Allspring VT Index Asset Allocation Fund+	$2,239	$430
Allspring VT International Equity Fund+	$140,958	$757,525
Allspring VT Small Cap Growth Fund+	$352,335	$619,186
Allspring VT Opportunity Fund+	$433,390	$364,255
Columbia Variable Portfolio - Large Cap Growth Fund	$496,425	$3,189,487
Columbia Variable Portfolio - Overseas Core Fund	$494,555	$1,698,402
CTIVP® - Loomis Sayles Growth Fund	$388,861	$2,177,144

+ See Note 1 for additional information related to this Sub-Account.

5. Changes in Units Outstanding:
The changes in units outstanding for the period ended December 31, 2021 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/(Decrease)
American Century VP Capital Appreciation Fund	239,217	303,802	(64,585)
AB VPS International Value Portfolio	3,883	3,626	257
Invesco V.I. Core Equity Fund	44,519	343,147	(298,628)
Invesco V.I. High Yield Fund	67,328	29,479	37,849
Invesco V.I. Government Money Market Fund	3,124,841	3,217,701	(92,860)
AB VPS Growth and Income Portfolio	48,544	57,038	(8,494)
AB VPS Intermediate Bond Portfolio	6,512	13,189	(6,677)
American Funds Insurance Series® Growth Fund	13,237	8,889	4,348
Calvert VP SRI Balanced Portfolio	78,263	90,856	(12,593)
Columbia Variable Portfolio - Small Company Growth Fund	46,536	209,596	(163,060)
Allspring VT Omega Growth Fund+	5,011	286,625	(281,614)
Fidelity® VIP Asset Manager Portfolio	79,775	102,373	(22,598)
Fidelity® VIP Growth Portfolio	408,643	544,242	(135,599)
Fidelity® VIP Contrafund® Portfolio	416,851	511,913	(95,062)
Fidelity® VIP Overseas Portfolio	115,270	154,247	(38,977)
Fidelity® VIP Freedom 2020 Portfolio	10,849	7,820	3,029
Fidelity® VIP Freedom 2030 Portfolio	6,430	1,630	4,800
Fidelity® VIP Freedom 2015 Portfolio	10,163	6,389	3,774
Fidelity® VIP Freedom 2025 Portfolio	5,444	9,905	(4,461)
Fidelity® VIP Freedom Income Portfolio	—	6,684	(6,684)
Fidelity® VIP FundsManager 20% Portfolio+	—	10,795	(10,795)
Fidelity® VIP FundsManager 50% Portfolio	5,531	12,514	(6,983)
Fidelity® VIP FundsManager 60% Portfolio	486	4,840	(4,354)
Fidelity® VIP FundsManager 70% Portfolio	806	905	(99)
Fidelity® VIP FundsManager 85% Portfolio	423	200	223
Franklin Income VIP Fund	22,380	24,780	(2,400)
Hartford Balanced HLS Fund	2,770,278	11,229,297	(8,459,019)
Hartford Total Return Bond HLS Fund	5,420,545	11,488,275	(6,067,730)
Hartford Capital Appreciation HLS Fund	1,438,142	9,700,732	(8,262,590)
Hartford Dividend and Growth HLS Fund	2,692,744	11,415,832	(8,723,088)
Hartford Healthcare HLS Fund	69,991	423,444	(353,453)
Hartford Disciplined Equity HLS Fund	1,302,433	10,361,319	(9,058,886)
Hartford International Opportunities HLS Fund	2,185,734	6,022,379	(3,836,645)
Hartford MidCap HLS Fund	333,363	2,105,172	(1,771,809)
Hartford Ultrashort Bond HLS Fund	8,297,062	14,088,552	(5,791,490)
Hartford Small Company HLS Fund	929,831	2,633,284	(1,703,453)
Hartford SmallCap Growth HLS Fund	818,798	1,898,407	(1,079,609)
Hartford Stock HLS Fund	1,089,082	6,303,635	(5,214,553)
Rational Trend Aggregation VA Fund+	43,314	1,397,538	(1,354,224)
Rational Insider Buying VA Fund+	33,784	852,910	(819,126)
BlackRock S&P 500 Index V.I. Fund	850,301	1,702,741	(852,440)
BlackRock Large Cap Focus Growth V.I. Fund	—	3,037	(3,037)
Morgan Stanley VIF U.S. Real Estate Portfolio	3,952	4,421	(469)
Invesco V.I. Equity and Income Fund	5,292	6,622	(1,330)
Morgan Stanley VIF Discovery Portfolio	8,990	17,216	(8,226)
Columbia Variable Portfolio - Dividend Opportunity Fund	12,188	47,506	(35,318)
Columbia Variable Portfolio - Income Opportunities Fund	13,119	44,103	(30,984)
Columbia Variable Portfolio - Mid Cap Growth Fund	4,619	27,563	(22,944)
Invesco V.I. Global Fund+	4,417	6,706	(2,289)
Putnam VT Small Cap Value Fund	24,191	23,070	1,121
PIMCO VIT Real Return Portfolio	19,247	24,693	(5,446)
Pioneer Fund VCT Portfolio	71,039	415,708	(344,669)
Pioneer Mid Cap Value VCT Portfolio	4,114	4,500	(386)
PSF PGIM Jennison Focused Blend Portfolio+	5,789	16,920	(11,131)
PSF PGIM Jennison Growth Portfolio+	289	24,471	(24,182)
PSF PGIM Jennison Value Portfolio+	—	512	(512)
PSF International Growth Portfolio+	12,929	13,864	(935)
Royce Capital Fund–Small-Cap Portfolio	4,519	6,147	(1,628)
Invesco V.I. Comstock Fund	4,490	4,859	(369)
Invesco V.I. American Franchise Fund	12,781	18,018	(5,237)
Allspring VT Index Asset Allocation Fund+	—	—	—
Allspring VT International Equity Fund+	69,411	351,891	(282,480)
Allspring VT Small Cap Growth Fund+	2,757	12,960	(10,203)
Allspring VT Opportunity Fund+	8,315	9,738	(1,423)
Columbia Variable Portfolio - Large Cap Growth Fund	20,599	109,839	(89,240)
Columbia Variable Portfolio - Overseas Core Fund	25,611	115,164	(89,553)
CTIVP® - Loomis Sayles Growth Fund	17,965	83,640	(65,675)
+ See Note 1 for additional information related to this Sub-Account.

The changes in units outstanding for the period ended December 31, 2020 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/(Decrease)
American Century VP Capital Appreciation Fund	16,514	87,853	(71,339)
AB VPS International Value Portfolio	—	9,028	(9,028)
Invesco V.I. Core Equity Fund	36,489	193,429	(156,940)
Invesco V.I. High Yield Fund	90,946	97,818	(6,872)
Invesco V.I. Government Money Market Fund	4,621,885	3,142,497	1,479,388
AB VPS Growth and Income Portfolio	56,849	121,275	(64,426)
AB VPS Intermediate Bond Portfolio	12,774	17,217	(4,443)
American Funds Insurance Series® Growth Fund	3,748	1,831	1,917
Calvert VP SRI Balanced Portfolio	5,828	9,795	(3,967)
Columbia Variable Portfolio - Small Company Growth Fund	38,936	259,888	(220,952)
Wells Fargo VT Omega Growth Fund	180,939	202,054	(21,115)
Fidelity® VIP Asset Manager Portfolio	996	32,935	(31,939)
Fidelity® VIP Growth Portfolio	81,465	168,841	(87,376)
Fidelity® VIP Contrafund® Portfolio	17,282	156,431	(139,149)
Fidelity® VIP Overseas Portfolio	6,942	47,790	(40,848)
Fidelity® VIP Freedom 2020 Portfolio	—	13,137	(13,137)
Fidelity® VIP Freedom 2030 Portfolio	175	110	65
Fidelity® VIP Freedom 2015 Portfolio	—	3,020	(3,020)
Fidelity® VIP Freedom 2025 Portfolio	4,497	362	4,135
Fidelity® VIP Freedom Income Portfolio	10,865	2	10,863
Fidelity® VIP FundsManager 20% Portfolio	21,590	10,795	10,795
Fidelity® VIP FundsManager 50% Portfolio	6,983	680	6,303
Fidelity® VIP FundsManager 60% Portfolio	—	1	(1)
Fidelity® VIP FundsManager 70% Portfolio	—	867	(867)
Fidelity® VIP FundsManager 85% Portfolio	54	—	54
Franklin Income VIP Fund	62	8,830	(8,768)
Hartford Balanced HLS Fund	2,381,311	13,489,559	(11,108,248)
Hartford Total Return Bond HLS Fund	18,164,174	10,772,546	7,391,628
Hartford Capital Appreciation HLS Fund	1,266,246	11,004,134	(9,737,888)
Hartford Dividend and Growth HLS Fund	11,635,880	11,951,683	(315,803)
Hartford Healthcare HLS Fund	52,800	546,471	(493,671)
Hartford Disciplined Equity HLS Fund	61,945,597	7,772,243	54,173,354
Hartford International Opportunities HLS Fund	2,387,807	8,089,591	(5,701,784)
Hartford MidCap HLS Fund	8,620,683	2,247,237	6,373,446
Hartford Ultrashort Bond HLS Fund	56,161,564	10,924,584	45,236,980
Hartford Small Company HLS Fund	1,152,218	2,526,029	(1,373,811)
Hartford SmallCap Growth HLS Fund	1,012,188	2,801,552	(1,789,364)
Hartford Stock HLS Fund	1,437,113	6,636,543	(5,199,430)
Rational Trend Aggregation VA Fund	66,332	237,246	(170,914)
Rational Insider Buying VA Fund	21,400	99,378	(77,978)
BlackRock S&P 500 Index V.I. Fund	951,041	1,845,148	(894,107)
BlackRock Large Cap Focus Growth V.I. Fund	19,492	116	19,376
Morgan Stanley VIF U.S. Real Estate Portfolio	209	1,056	(847)
Invesco V.I. Equity and Income Fund	—	1,166	(1,166)
Morgan Stanley VIF Discovery Portfolio	18,702	14,593	4,109
Columbia Variable Portfolio - Dividend Opportunity Fund	17,792	42,485	(24,693)
Columbia Variable Portfolio - Income Opportunities Fund	69,333	91,159	(21,826)
Columbia Variable Portfolio - Mid Cap Growth Fund	11,417	72,106	(60,689)
Invesco Oppenheimer V.I. Global Fund	1,811	8,632	(6,821)
Putnam VT Small Cap Value Fund	1,354	1,383	(29)
PIMCO VIT Real Return Portfolio	6,373	3,713	2,660
Pioneer Fund VCT Portfolio	197,551	426,839	(229,288)
Pioneer Mid Cap Value VCT Portfolio	136	1,610	(1,474)
Prudential Series Jennison 20/20 Focus Portfolio	1,149	633	516
Prudential Series Jennison Portfolio	16,669	2,467	14,202
Prudential Series Value Portfolio	—	1,669	(1,669)
Prudential Series SP International Growth Portfolio	—	2	(2)
Royce Capital Fund–Small-Cap Portfolio	1,171	4,984	(3,813)
Invesco V.I. Comstock Fund	12	880	(868)
Invesco V.I. American Franchise Fund	29,081	47,231	(18,150)
Wells Fargo VT Index Asset Allocation Fund	—	—	—
Wells Fargo VT International Equity Fund	108,626	456,010	(347,384)
Wells Fargo VT Small Cap Growth Fund	11,575	14,550	(2,975)
Wells Fargo VT Opportunity Fund	3,423	9,686	(6,263)
Columbia Variable Portfolio - Large Cap Growth Fund	141,536	269,940	(128,404)
Columbia Variable Portfolio - Overseas Core Fund	74,637	82,524	(7,887)
CTIVP® - Loomis Sayles Growth Fund	122,188	195,271	(73,083)

6. Financial Highlights:

The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios as of or for each of the periods presented for the aggregate of all share classes within each Sub- Account that had outstanding units during the period ended December 31, 2021. The ranges presented are calculated using the results of only the contracts with the highest and lowest expense ratios that had assets during the period reported. A specific unit value or ratio may be outside of the range presented in this table due to the initial assigned unit values, combined with varying performance and/or length of time since inception of the presented expense ratios that had assets during the period reported. Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the fund merged into the surviving fund. For the fund merged into the surviving fund the results are through the date of the fund merger. Corporate actions are identified for only the current year, prior years’ corporate actions are disclosed in the respective year’s report.

	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
American Century VP Capital Appreciation Fund
2021	434,879	$7.776960	to	$8.584606	$3,708,407	0.70%	to	1.25%	—%	to	—%	9.77%	to	10.38%
2020	499,464	$7.084488	to	$7.777304	$3,844,130	0.70%	to	1.25%	—%	to	—%	40.69%	to	41.46%
2019	570,803	$5.035628	to	$5.497771	$3,119,191	0.70%	to	1.25%	—%	to	—%	33.88%	to	34.62%
2018	693,433	$3.761281	to	$4.083955	$2,817,118	0.70%	to	1.25%	—%	to	—%	(6.38)%	to	(5.86)%
2017	955,802	$4.017656	to	$4.338242	$4,022,778	0.70%	to	1.25%	—%	to	—%	20.28%	to	20.94%
AB VPS International Value Portfolio
2021	7,517	$9.225312	to	$9.225312	$69,338	1.25%	to	1.25%	1.74%	to	1.74%	9.48%	to	9.48%
2020	7,259	$8.426670	to	$8.426670	$61,167	1.25%	to	1.25%	1.43%	to	1.43%	0.94%	to	0.94%
2019	16,287	$8.348089	to	$8.348089	$135,969	1.25%	to	1.25%	0.78%	to	0.78%	15.34%	to	15.34%
2018	17,873	$7.237883	to	$7.237883	$129,363	1.25%	to	1.25%	1.08%	to	1.08%	(23.94)%	to	(23.94)%
2017	21,768	$9.516017	to	$9.516017	$207,146	1.25%	to	1.25%	1.88%	to	1.88%	23.55%	to	23.55%
Invesco V.I. Core Equity Fund
2021	864,222	$2.881196	to	$33.503331	$2,432,807	1.25%	to	2.35%	—%	to	0.61%	24.77%	to	26.15%
2020	1,162,850	$2.283879	to	$27.342346	$2,632,633	1.25%	to	2.20%	1.38%	to	1.40%	11.37%	to	12.44%
2019	1,319,790	$2.031248	to	$24.550001	$2,657,607	1.25%	to	2.20%	0.95%	to	0.97%	26.16%	to	27.36%
2018	1,423,932	$1.594833	to	$19.166872	$2,252,588	1.25%	to	2.35%	—%	to	0.88%	(11.50)%	to	(10.52)%
2017	1,599,408	$1.782358	to	$21.954860	$2,826,682	1.25%	to	2.20%	1.02%	to	1.05%	10.71%	to	11.77%
Invesco V.I. High Yield Fund
2021	665,215	$1.671360	to	$2.005572	$1,259,186	1.25%	to	2.15%	4.65%	to	4.69%	2.16%	to	3.09%
2020	627,366	$1.945541	to	$23.097104	$1,157,349	1.25%	to	2.35%	—%	to	6.00%	0.92%	to	2.04%
2019	634,238	$1.906735	to	$22.886653	$1,161,123	1.25%	to	2.35%	—%	to	5.80%	10.87%	to	12.10%
2018	675,268	$1.700933	to	$20.642136	$1,369,314	1.25%	to	2.35%	4.95%	to	5.21%	(5.60)%	to	(4.55)%
2017	782,798	$1.782068	to	$21.866063	$1,352,594	1.25%	to	2.35%	3.85%	to	4.14%	3.83%	to	4.98%
Invesco V.I. Government Money Market Fund
2021	5,128,188	$8.357192	to	$10.229794	$47,486,125	0.25%	to	2.50%	0.01%	to	0.01%	(2.46)%	to	(0.24)%
2020	5,221,048	$8.568172	to	$10.254705	$49,061,716	0.25%	to	2.50%	0.22%	to	0.31%	(2.26)%	to	0.04%
2019	3,741,660	$8.766410	to	$10.250184	$35,611,655	0.25%	to	2.50%	1.74%	to	1.87%	(0.87)%	to	1.64%
2018	3,205,090	$8.818306	to	$10.084508	$30,288,774	0.25%	to	2.55%	0.28%	to	1.52%	(1.25)%	to	1.30%
2017	2,813,912	$8.930295	to	$9.955433	$26,593,378	0.25%	to	2.55%	0.26%	to	0.55%	(2.21)%	to	0.31%
AB VPS Growth and Income Portfolio
2021	498,654	$3.049360	to	$3.789953	$1,702,139	1.15%	to	2.20%	0.61%	to	0.64%	25.06%	to	26.38%
2020	507,148	$2.438366	to	$2.998938	$1,371,732	1.15%	to	2.20%	1.33%	to	1.36%	0.24%	to	1.30%
2019	571,574	$2.432447	to	$2.960406	$1,511,378	1.15%	to	2.20%	0.99%	to	1.03%	20.92%	to	22.20%
2018	446,369	$2.011549	to	$2.422606	$1,001,531	1.15%	to	2.20%	0.20%	to	0.75%	(7.89)%	to	(6.92)%
2017	576,601	$2.183950	to	$2.602746	$1,403,962	1.15%	to	2.20%	1.18%	to	1.26%	16.02%	to	17.24%
AB VPS Intermediate Bond Portfolio
2021	86,990	$12.789996	to	$14.380643	$1,220,612	1.15%	to	2.00%	1.29%	to	1.53%	(3.59)%	to	(2.76)%
2020	93,667	$13.265850	to	$14.789414	$1,345,319	1.15%	to	2.00%	3.17%	to	3.21%	3.55%	to	4.44%
2019	98,110	$12.810738	to	$14.161197	$1,347,082	1.15%	to	2.00%	2.67%	to	2.71%	5.86%	to	6.76%
2018	109,572	$12.101972	to	$13.264496	$1,412,695	1.15%	to	2.00%	0.96%	to	0.98%	(2.97)%	to	(2.14)%
2017	138,227	$12.472814	to	$13.555245	$1,828,597	1.15%	to	2.00%	2.50%	to	2.70%	1.23%	to	2.09%
American Funds Insurance Series® Growth Fund
2021	17,388	$52.370713	to	$52.370713	$910,626	1.25%	to	1.25%	0.22%	to	0.22%	20.47%	to	20.47%
2020	13,040	$43.470381	to	$43.470381	$566,860	1.25%	to	1.25%	0.31%	to	0.31%	50.19%	to	50.19%
2019	11,123	$28.943038	to	$28.943038	$321,937	1.25%	to	1.25%	0.71%	to	0.71%	29.15%	to	29.15%
2018	19,150	$22.410517	to	$22.410517	$429,159	1.25%	to	1.25%	0.42%	to	0.42%	(1.49)%	to	(1.49)%
2017	19,004	$22.750247	to	$22.750247	$432,339	1.25%	to	1.25%	0.53%	to	0.53%	26.70%	to	26.70%
Calvert VP SRI Balanced Portfolio
2021	147,210	$7.656437	to	$29.900767	$1,151,326	0.50%	to	1.25%	—%	to	1.18%	13.69%	to	14.54%
2020	159,802	$6.734610	to	$26.104312	$1,100,820	0.50%	to	1.25%	—%	to	1.54%	13.83%	to	291.91%
2019	163,769	$5.916500	to	$6.660830	$989,419	0.70%	to	1.25%	1.43%	to	1.57%	22.86%	to	23.54%
2018	180,657	$4.815665	to	$5.391761	$885,621	0.70%	to	1.25%	1.78%	to	1.80%	(3.88)%	to	(3.35)%
2017	198,133	$5.010281	to	$5.578711	$1,008,336	0.70%	to	1.25%	1.97%	to	2.17%	10.61%	to	11.22%
Columbia Variable Portfolio - Small Company Growth Fund
2021	898,510	$5.641790	to	$60.449547	$4,795,141	1.25%	to	2.50%	—%	to	—%	(5.30)%	to	(4.11)%
2020	1,061,570	$5.883402	to	$63.830696	$6,648,935	1.25%	to	2.50%	—%	to	—%	66.91%	to	69.00%
2019	1,282,522	$3.481257	to	$38.243556	$4,798,052	1.25%	to	2.50%	—%	to	—%	37.23%	to	38.95%
2018	1,421,955	$2.505370	to	$27.868464	$3,387,008	1.25%	to	2.50%	—%	to	—%	(4.18)%	to	(2.97)%
2017	1,621,055	$2.582119	to	$29.083634	$4,265,410	1.25%	to	2.50%	—%	to	—%	26.06%	to	27.64%
Allspring VT Omega Growth Fund+
2021	716,873	$5.327777	to	$69.737046	$3,004,485	1.15%	to	2.50%	—%	to	—%	12.43%	to	13.95%
2020	998,487	$4.675376	to	$62.028484	$3,730,856	1.15%	to	2.50%	—%	to	—%	39.87%	to	41.77%
2019	1,019,602	$3.297851	to	$44.346970	$2,712,957	1.15%	to	2.50%	—%	to	—%	34.01%	to	35.83%
2018	1,245,199	$2.428003	to	$33.093002	$2,435,097	1.15%	to	2.50%	—%	to	—%	(1.96)%	to	(0.63)%
2017	1,295,229	$2.443408	to	$33.755753	$2,579,579	1.15%	to	2.50%	0.24%	to	0.24%	31.62%	to	33.41%
Fidelity® VIP Asset Manager Portfolio
2021	207,086	$4.399403	to	$5.007650	$985,851	0.70%	to	1.25%	1.54%	to	1.59%	8.55%	to	9.15%
2020	229,684	$4.052719	to	$4.587746	$980,427	0.70%	to	1.25%	1.41%	to	1.45%	13.44%	to	14.07%
2019	261,623	$3.572443	to	$4.021894	$996,234	0.70%	to	1.25%	1.78%	to	1.82%	16.78%	to	17.42%
2018	282,003	$3.059106	to	$3.425102	$913,490	0.70%	to	1.25%	1.50%	to	1.67%	(6.53)%	to	(6.01)%
2017	320,149	$3.272910	to	$3.644266	$1,078,920	0.70%	to	1.25%	1.85%	to	1.86%	12.69%	to	13.31%
Fidelity® VIP Growth Portfolio
2021	877,254	$10.828016	to	$12.323662	$10,068,797	0.70%	to	1.25%	—%	to	—%	21.68%	to	22.36%
2020	1,012,853	$8.898417	to	$10.072010	$9,458,841	0.70%	to	1.25%	0.07%	to	0.08%	42.11%	to	42.89%
2019	1,100,229	$6.261781	to	$7.048797	$7,239,719	0.70%	to	1.25%	0.26%	to	0.26%	32.65%	to	33.38%
2018	1,320,302	$4.720681	to	$5.284877	$6,483,925	0.70%	to	1.25%	0.24%	to	0.25%	(1.42)%	to	(0.87)%
2017	1,403,758	$4.788462	to	$5.331182	$6,910,723	0.70%	to	1.25%	0.22%	to	0.23%	33.46%	to	34.19%
Fidelity® VIP Contrafund® Portfolio
2021	813,607	$13.579629	to	$15.455820	$11,597,059	0.70%	to	1.25%	0.06%	to	0.06%	26.25%	to	26.94%
2020	908,669	$10.756339	to	$12.175354	$10,336,550	0.70%	to	1.25%	0.24%	to	0.25%	28.95%	to	29.66%
2019	1,047,818	$8.341777	to	$9.390500	$9,323,809	0.70%	to	1.25%	0.46%	to	0.47%	29.94%	to	30.66%
2018	1,253,109	$6.419516	to	$7.186941	$8,483,479	0.70%	to	1.25%	0.67%	to	0.71%	(7.55)%	to	(7.03)%
2017	1,424,533	$6.943468	to	$7.730628	$10,370,279	0.70%	to	1.25%	1.00%	to	1.05%	20.37%	to	21.03%
Fidelity® VIP Overseas Portfolio
2021	202,612	$3.844780	to	$4.376645	$891,517	0.70%	to	1.25%	0.53%	to	0.54%	18.21%	to	18.86%
2020	241,589	$3.252429	to	$3.682058	$887,280	0.70%	to	1.25%	0.43%	to	0.44%	14.18%	to	14.81%
2019	282,437	$2.848563	to	$3.207144	$910,301	0.70%	to	1.25%	1.67%	to	1.74%	26.18%	to	26.87%
2018	329,967	$2.257556	to	$2.527805	$827,311	0.70%	to	1.25%	1.53%	to	1.55%	(15.87)%	to	(15.41)%
2017	388,530	$2.683490	to	$2.988143	$1,127,151	0.70%	to	1.25%	1.44%	to	2.19%	28.67%	to	29.38%
Fidelity® VIP Freedom 2020 Portfolio
2021	9,763	$33.804293	to	$33.804293	$330,032	1.25%	to	1.25%	1.12%	to	1.12%	7.91%	to	7.91%
2020	6,734	$31.327415	to	$31.327415	$210,948	1.25%	to	1.25%	0.61%	to	0.61%	13.30%	to	13.30%
2019	19,871	$27.650888	to	$27.650888	$549,454	1.25%	to	1.25%	1.69%	to	1.69%	18.39%	to	18.39%
2018	24,139	$23.355805	to	$23.355805	$563,792	1.25%	to	1.25%	1.20%	to	1.20%	(7.25)%	to	(7.25)%
2017	25,005	$25.181767	to	$25.181767	$629,682	1.25%	to	1.25%	1.55%	to	1.55%	14.82%	to	14.82%
Fidelity® VIP Freedom 2030 Portfolio
2021	8,088	$41.699217	to	$41.699217	$337,266	1.25%	to	1.25%	1.06%	to	1.06%	10.68%	to	10.68%
2020	3,288	$37.676011	to	$37.676011	$123,866	1.25%	to	1.25%	1.00%	to	1.00%	15.19%	to	15.19%
2019	3,223	$32.706439	to	$32.706439	$105,415	1.25%	to	1.25%	1.69%	to	1.69%	22.57%	to	22.57%
2018	4,043	$26.683779	to	$26.683779	$107,887	1.25%	to	1.25%	1.15%	to	1.15%	(9.20)%	to	(9.20)%
2017	3,960	$29.388426	to	$29.388426	$116,382	1.25%	to	1.25%	1.04%	to	1.04%	19.20%	to	19.20%
Fidelity® VIP Freedom 2015 Portfolio
2021	6,594	$29.577914	to	$29.577914	$195,036	1.25%	to	1.25%	1.21%	to	1.21%	6.06%	to	6.06%
2020	2,820	$27.888192	to	$27.888192	$78,655	1.25%	to	1.25%	0.96%	to	0.96%	12.15%	to	12.15%
2019	5,840	$24.865841	to	$24.865841	$145,224	1.25%	to	1.25%	1.80%	to	1.80%	16.51%	to	16.51%
2018	6,735	$21.342607	to	$21.342607	$143,741	1.25%	to	1.25%	1.39%	to	1.39%	(6.46)%	to	(6.46)%
2017	6,747	$22.817730	to	$22.817730	$153,942	1.25%	to	1.25%	0.98%	to	0.98%	13.38%	to	13.38%
Fidelity® VIP Freedom 2025 Portfolio
2021	17,349	$37.633270	to	$37.633270	$652,899	1.25%	to	1.25%	0.72%	to	0.72%	9.18%	to	9.18%
2020	21,810	$34.470217	to	$34.470217	$751,797	1.25%	to	1.25%	1.14%	to	1.14%	14.24%	to	14.24%
2019	17,675	$30.173393	to	$30.173393	$533,305	1.25%	to	1.25%	1.70%	to	1.70%	20.00%	to	20.00%
2018	19,392	$25.143777	to	$25.143777	$487,594	1.25%	to	1.25%	1.40%	to	1.40%	(7.94)%	to	(7.94)%
2017	16,154	$27.312614	to	$27.312614	$441,213	1.25%	to	1.25%	1.03%	to	1.03%	16.11%	to	16.11%
Fidelity® VIP Freedom Income Portfolio
2021	5,001	$18.037397	to	$18.037397	$90,208	1.25%	to	1.25%	0.46%	to	0.46%	1.75%	to	1.75%
2020	11,685	$17.727614	to	$17.727614	$207,152	1.25%	to	1.25%	1.35%	to	1.35%	8.92%	to	8.92%
2019	822	$16.276430	to	$16.276430	$13,377	1.25%	to	1.25%	1.88%	to	1.88%	10.25%	to	10.25%
2018	823	$14.763506	to	$14.763506	$12,152	1.25%	to	1.25%	1.50%	to	1.50%	(3.49)%	to	(3.49)%
2017	824	$15.298165	to	$15.298165	$12,610	1.25%	to	1.25%	1.33%	to	1.33%	7.02%	to	7.02%
Fidelity® VIP FundsManager 20% Portfolio+
2021	—	$16.699155	to	$16.699155	$—	1.25%	to	1.25%	0.15%	to	0.15%	2.23%	to	2.23%
2020	10,795	$16.334467	to	$16.334467	$176,330	1.25%	to	1.25%	1.06%	to	1.06%	6.73%	to	6.73%
2019	0.07	$15.305098	to	$15.305098	$1	1.25%	to	1.25%	0.15%	to	0.15%	8.79%	to	8.79%
2018	706	$14.068378	to	$14.068378	$9,936	1.25%	to	1.25%	1.69%	to	1.69%	(3.05)%	to	(3.05)%
2017	707	$14.511105	to	$14.511105	$10,254	1.25%	to	1.25%	1.16%	to	1.16%	5.86%	to	5.86%
Fidelity® VIP FundsManager 50% Portfolio
2021	4,960	$27.509751	to	$27.509751	$136,449	1.25%	to	1.25%	0.87%	to	0.87%	8.51%	to	8.51%
2020	11,943	$25.352072	to	$25.352072	$302,786	1.25%	to	1.25%	1.86%	to	1.86%	12.47%	to	12.47%
2019♦	5,640	$22.540507	to	$22.540507	$127,121	1.25%	to	1.25%	1.30%	to	1.30%	4.42%	to	4.42%
Fidelity® VIP FundsManager 60% Portfolio
2021	487	$32.467727	to	$32.467727	$15,778	1.25%	to	1.25%	0.54%	to	0.54%	10.81%	to	10.81%
2020	4,840	$29.299418	to	$29.299418	$141,818	1.25%	to	1.25%	0.93%	to	0.93%	13.49%	to	13.49%
2019	4,841	$25.816127	to	$25.816127	$124,979	1.25%	to	1.25%	2.21%	to	2.21%	18.76%	to	18.76%
2018♦	765	$21.738706	to	$21.738706	$16,640	1.25%	to	1.25%	—%	to	—%	(7.68)%	to	(7.68)%
Fidelity® VIP FundsManager 70% Portfolio
2021	806	$36.680084	to	$36.680084	$29,561	1.25%	to	1.25%	0.77%	to	0.77%	13.02%	to	13.02%
2020	905	$32.455662	to	$32.455662	$29,367	1.25%	to	1.25%	0.80%	to	0.80%	14.50%	to	14.50%
2019	1,772	$28.345062	to	$28.345062	$50,219	1.25%	to	1.25%	1.22%	to	1.22%	20.97%	to	20.97%
2018	1,767	$23.431129	to	$23.431129	$41,405	1.25%	to	1.25%	1.07%	to	1.07%	(8.83)%	to	(8.83)%
2017	998	$25.700214	to	$25.700214	$25,647	1.25%	to	1.25%	0.79%	to	0.79%	17.46%	to	17.46%
Fidelity® VIP FundsManager 85% Portfolio
2021	321	$44.904297	to	$44.904297	$14,414	1.25%	to	1.25%	1.05%	to	1.05%	16.18%	to	16.18%
2020	98	$38.650275	to	$38.650275	$3,796	1.25%	to	1.25%	0.83%	to	0.83%	15.81%	to	15.81%
2019	44	$33.373050	to	$33.373050	$1,458	1.25%	to	1.25%	1.11%	to	1.11%	24.57%	to	24.57%
2018	35	$26.790199	to	$26.790199	$953	1.25%	to	1.25%	0.33%	to	0.33%	(10.22)%	to	(10.22)%
2017	27	$29.839753	to	$29.839753	$804	1.25%	to	1.25%	0.02%	to	0.02%	21.38%	to	21.38%
Franklin Income VIP Fund
2021	32,615	$21.778648	to	$21.778648	$710,334	1.25%	to	1.25%	4.77%	to	4.77%	15.30%	to	15.30%
2020	35,015	$18.887870	to	$18.887870	$661,368	1.25%	to	1.25%	5.87%	to	5.87%	(0.56)%	to	(0.56)%
2019	43,783	$18.993690	to	$18.993690	$831,608	1.25%	to	1.25%	5.20%	to	5.20%	14.62%	to	14.62%
2018	46,365	$16.571425	to	$16.571425	$768,337	1.25%	to	1.25%	4.89%	to	4.89%	(5.50)%	to	(5.50)%
2017	54,801	$17.535779	to	$17.535779	$960,986	1.25%	to	1.25%	4.14%	to	4.14%	8.31%	to	8.31%
Hartford Balanced HLS Fund
2021	83,303,045	$29.606797	to	$31.463773	$681,449,661	0.15%	to	2.55%	1.01%	to	1.03%	16.63%	to	19.46%
2020	91,762,064	$24.782960	to	$26.976803	$634,789,244	0.15%	to	2.55%	1.65%	to	1.77%	8.81%	to	11.45%
2019	102,870,312	$22.237105	to	$24.793523	$648,929,045	0.15%	to	2.55%	1.82%	to	1.90%	19.71%	to	22.61%
2018	117,177,666	$18.136027	to	$20.712015	$609,728,899	0.15%	to	2.55%	1.93%	to	1.96%	(7.63)%	to	(5.38)%
2017	134,161,559	$19.167935	to	$22.422340	$746,161,815	0.15%	to	2.55%	2.39%	to	2.50%	12.68%	to	15.42%
Hartford Total Return Bond HLS Fund
2021	69,314,656	$13.686833	to	$13.705925	$239,708,169	0.15%	to	2.55%	2.20%	to	2.42%	(3.67)%	to	(1.09)%
2020	75,382,386	$13.838237	to	$14.228234	$268,751,953	0.15%	to	2.55%	3.14%	to	3.83%	5.97%	to	8.86%
2019	67,990,758	$12.711543	to	$13.426648	$225,368,061	0.15%	to	2.55%	3.68%	to	3.93%	7.54%	to	10.49%
2018	75,874,074	$11.505200	to	$12.485139	$229,833,956	0.15%	to	2.55%	3.89%	to	4.02%	(3.41)%	to	(0.96)%
2017	85,228,338	$11.616320	to	$12.925446	$261,713,697	0.15%	to	2.55%	2.68%	to	2.98%	2.16%	to	5.00%
Hartford Capital Appreciation HLS Fund
2021	64,712,915	$44.277231	to	$102.085663	$1,207,713,264	0.15%	to	2.55%	0.42%	to	0.49%	11.87%	to	14.59%
2020	72,975,505	$39.578343	to	$89.088282	$1,185,428,242	0.15%	to	2.55%	0.95%	to	0.99%	18.85%	to	21.73%
2019	82,713,393	$33.302162	to	$73.183856	$1,105,575,254	0.15%	to	2.55%	1.14%	to	1.14%	27.98%	to	31.08%
2018	95,382,373	$26.022134	to	$55.829786	$980,310,611	0.15%	to	2.55%	0.87%	to	0.92%	(9.30)%	to	(7.10)%
2017	109,317,148	$28.690568	to	$60.094450	$1,223,732,857	0.15%	to	2.55%	1.08%	to	1.17%	19.07%	to	21.96%
Hartford Dividend and Growth HLS Fund
2021	73,385,507	$17.641599	to	$41.826671	$620,975,641	0.25%	to	2.55%	1.29%	to	1.30%	28.68%	to	31.67%
2020	82,108,595	$13.398675	to	$32.505565	$532,428,147	0.25%	to	2.55%	2.30%	to	3.35%	5.06%	to	7.50%
2019	82,424,398	$12.463895	to	$30.941438	$508,097,172	0.25%	to	2.55%	1.82%	to	1.87%	25.37%	to	28.28%
2018	94,674,319	$9.715930	to	$24.680655	$461,783,422	0.25%	to	2.55%	1.88%	to	1.93%	(7.70)%	to	(5.56)%
2017	109,117,961	$10.287479	to	$26.740946	$571,631,483	0.25%	to	2.55%	1.59%	to	1.68%	15.38%	to	18.06%
Hartford Healthcare HLS Fund
2021	3,477,540	$13.060600	to	$56.839193	$35,604,821	0.25%	to	2.55%	—%	to	0.22%	6.99%	to	9.74%
2020	3,830,993	$11.901594	to	$53.123447	$36,104,500	0.25%	to	2.55%	0.30%	to	0.51%	19.70%	to	22.79%
2019	4,324,664	$9.692509	to	$44.382154	$33,562,772	0.25%	to	2.55%	—%	to	—%	30.32%	to	33.62%
2018	4,973,863	$7.254001	to	$34.057047	$29,220,634	0.25%	to	2.55%	—%	to	0.10%	(5.41)%	to	(2.91)%
2017	5,832,156	$7.471546	to	$36.003580	$35,719,892	0.25%	to	2.55%	—%	to	—%	18.89%	to	21.96%
Hartford Disciplined Equity HLS Fund
2021	65,035,511	$7.340448	to	$52.276870	$362,184,134	0.25%	to	2.55%	0.32%	to	0.57%	22.06%	to	25.20%
2020	74,094,397	$5.862820	to	$42.830212	$334,313,994	0.25%	to	2.55%	0.57%	to	0.64%	14.82%	to	17.75%
2019	19,921,043	$4.979188	to	$37.303401	$76,548,019	0.25%	to	2.55%	0.61%	to	0.93%	30.39%	to	33.79%
2018	22,818,303	$3.721739	to	$29.337062	$66,331,589	0.25%	to	2.55%	—%	to	0.76%	(4.46)%	to	(2.24)%
2017	26,972,486	$3.806918	to	$30.707106	$80,839,876	0.25%	to	2.55%	0.67%	to	0.90%	18.85%	to	21.61%
Hartford International Opportunities HLS Fund
2021	39,525,156	$7.068910	to	$23.639932	$144,807,749	0.15%	to	2.55%	0.73%	to	1.17%	4.87%	to	7.66%
2020	43,361,801	$6.566190	to	$22.543185	$150,089,434	0.15%	to	2.55%	1.65%	to	1.96%	17.06%	to	20.27%
2019	49,063,585	$5.459618	to	$19.257297	$143,068,695	0.15%	to	2.55%	1.56%	to	1.89%	22.97%	to	26.24%
2018	55,656,979	$4.324910	to	$15.660371	$130,342,379	0.15%	to	2.55%	1.85%	to	1.93%	(21.00)%	to	(18.87)%
2017	62,007,964	$5.330675	to	$19.823880	$182,178,104	0.15%	to	2.55%	1.12%	to	1.43%	21.85%	to	25.06%
Hartford MidCap HLS Fund
2021	16,837,920	$12.783927	to	$21.373323	$244,781,689	0.25%	to	2.55%	—%	to	—%	7.14%	to	9.63%
2020	18,609,729	$11.931942	to	$19.495311	$248,111,081	0.25%	to	2.55%	0.05%	to	0.11%	19.32%	to	24.79%
2019	12,236,283	$7.537461	to	$15.622200	$146,104,792	0.25%	to	2.35%	0.11%	to	0.18%	29.78%	to	32.53%
2018	14,017,823	$5.807886	to	$11.787372	$127,650,670	0.25%	to	2.35%	0.03%	to	0.03%	(9.60)%	to	(7.68)%
2017	15,773,251	$12.767368	to	$32.600284	$157,473,472	0.25%	to	2.35%	—%	to	—%	21.28%	to	24.16%
Hartford Ultrashort Bond HLS Fund
2021	70,153,052	$4.261505	to	$7.748045	$100,416,846	0.15%	to	2.55%	0.70%	to	0.70%	(2.70)%	to	(0.34)%
2020	75,944,542	$4.275973	to	$7.963025	$111,121,609	0.15%	to	2.55%	1.86%	to	2.39%	(1.12)%	to	1.29%
2019	30,707,562	$4.221706	to	$8.052882	$47,152,472	0.15%	to	2.55%	1.89%	to	1.90%	0.22%	to	2.66%
2018	34,565,511	$4.112345	to	$8.034853	$52,502,395	0.15%	to	2.55%	1.12%	to	1.15%	(0.99)%	to	1.41%
2017	37,028,386	$4.055110	to	$8.115316	$56,349,684	0.15%	to	2.55%	0.80%	to	0.80%	(1.53)%	to	0.86%
Hartford Small Company HLS Fund
2021	12,082,912	$12.693997	to	$49.395077	$96,723,842	0.25%	to	2.55%	—%	to	—%	(1.25)%	to	1.31%
2020	13,786,365	$12.530186	to	$50.019901	$109,637,276	0.25%	to	2.55%	—%	to	—%	51.13%	to	55.13%
2019	15,160,176	$8.077288	to	$33.096769	$78,991,886	0.25%	to	2.55%	—%	to	—%	33.33%	to	36.66%
2018	17,512,015	$5.910708	to	$24.822863	$66,331,938	0.25%	to	2.55%	—%	to	—%	(6.92)%	to	(4.47)%
2017	19,879,820	$6.187348	to	$26.667265	$80,801,951	0.25%	to	2.55%	—%	to	—%	22.88%	to	26.05%
Hartford SmallCap Growth HLS Fund
2021	10,152,214	$6.655218	to	$55.651157	$58,075,459	0.25%	to	2.55%	—%	to	—%	1.14%	to	3.76%
2020	11,231,822	$6.414153	to	$55.021654	$62,478,862	0.25%	to	2.55%	—%	to	—%	29.55%	to	32.86%
2019	13,021,186	$4.827611	to	$42.470714	$55,357,023	0.25%	to	2.55%	—%	to	—%	32.04%	to	35.48%
2018	14,453,585	$3.563459	to	$32.165805	$46,113,877	0.25%	to	2.55%	—%	to	—%	(14.11)%	to	(11.92)%
2017	15,940,723	$4.045682	to	$37.451152	$58,774,068	0.25%	to	2.55%	—%	to	0.04%	16.74%	to	19.77%
Hartford Stock HLS Fund
2021	41,061,882	$47.140671	to	$70.835071	$517,897,216	0.15%	to	2.55%	0.95%	to	1.21%	21.53%	to	24.79%
2020	46,276,435	$38.789748	to	$56.762117	$469,283,432	0.15%	to	2.55%	1.40%	to	1.68%	8.98%	to	11.91%
2019	51,475,865	$35.594539	to	$50.721581	$474,826,616	0.15%	to	2.55%	1.37%	to	1.67%	27.59%	to	31.02%
2018	59,106,202	$27.896597	to	$38.711729	$420,462,448	0.15%	to	2.55%	1.55%	to	1.61%	(2.89)%	to	(0.29)%
2017	67,174,411	$28.727103	to	$38.825688	$484,470,924	0.15%	to	2.55%	1.53%	to	1.83%	16.53%	to	19.67%
Rational Trend Aggregation VA Fund+
2021	—	$2.485216	to	$22.370016	$—	1.15%	to	2.35%	—%	to	0.55%	10.84%	to	12.14%
2020	1,354,224	$2.216150	to	$20.182839	$3,002,871	1.15%	to	2.35%	0.62%	to	0.67%	(1.15)%	to	0.04%
2019	1,525,138	$2.215239	to	$20.418144	$3,397,477	1.15%	to	2.35%	2.86%	to	2.86%	4.81%	to	6.07%
2018	1,696,607	$2.088469	to	$19.481915	$3,602,557	1.15%	to	2.35%	3.85%	to	4.38%	(6.79)%	to	(5.66)%
2017	2,256,324	$2.213800	to	$20.900389	$5,047,410	1.15%	to	2.35%	2.46%	to	3.21%	(3.87)%	to	(2.71)%
Rational Insider Buying VA Fund+
2021	—	$3.155629	to	$33.032539	$—	1.15%	to	2.35%	—%	to	—%	(4.07)%	to	(2.94)%
2020	819,126	$3.251108	to	$34.432635	$2,472,896	1.15%	to	2.35%	—%	to	—%	11.49%	to	12.83%
2019	897,104	$2.881379	to	$30.885195	$2,406,253	1.15%	to	2.35%	—%	to	—%	21.13%	to	22.59%
2018	1,051,144	$2.350497	to	$25.498589	$2,313,784	1.15%	to	2.35%	0.69%	to	0.80%	(9.34)%	to	(8.24)%
2017	1,227,446	$2.561631	to	$28.124745	$2,948,261	1.15%	to	2.35%	0.56%	to	0.56%	14.79%	to	16.18%
BlackRock S&P 500 Index V.I. Fund
2021	11,885,863	$16.688246	to	$18.599412	$204,564,026	0.15%	to	2.55%	1.03%	to	1.33%	25.01%	to	28.34%
2020	12,738,303	$13.349933	to	$14.492048	$172,819,103	0.15%	to	2.55%	1.60%	to	1.81%	14.96%	to	20.40%
2019	13,632,410	$11.613078	to	$11.801894	$158,499,136	0.25%	to	2.55%	1.76%	to	2.19%	27.67%	to	31.02%
2018♦	15,176,901	$9.008034	to	$9.279576	$136,165,542	0.25%	to	2.55%	—%	to	1.04%	(9.92)%	to	—%
BlackRock Large Cap Focus Growth V.I. Fund
2021	16,871	$4.755026	to	$5.014776	$84,507	1.25%	to	2.00%	—%	to	—%	15.75%	to	16.62%
2020	19,908	$4.077333	to	$4.332432	$86,143	1.25%	to	2.00%	—%	to	—%	40.90%	to	41.96%
2019	532	$2.872208	to	$3.074858	$1,529	1.25%	to	2.00%	—%	to	—%	30.07%	to	31.05%
2018	11,835	$2.191656	to	$2.363946	$27,882	1.25%	to	2.00%	—%	to	—%	0.97%	to	1.73%
2017	14,805	$2.154317	to	$2.341175	$34,003	1.25%	to	2.00%	0.04%	to	0.04%	26.99%	to	27.95%
Morgan Stanley VIF U.S. Real Estate Portfolio
2021	12,541	$20.291179	to	$20.291179	$254,457	1.25%	to	1.25%	1.86%	to	1.86%	37.71%	to	37.71%
2020	13,010	$14.735181	to	$14.735181	$191,704	1.25%	to	1.25%	2.50%	to	2.50%	(18.13)%	to	(18.13)%
2019	13,857	$17.998228	to	$17.998228	$249,410	1.25%	to	1.25%	1.59%	to	1.59%	17.20%	to	17.20%
2018	14,206	$15.356713	to	$15.356713	$218,169	1.25%	to	1.25%	2.32%	to	2.32%	(9.12)%	to	(9.12)%
2017	17,056	$16.897622	to	$16.897622	$288,201	1.25%	to	1.25%	1.37%	to	1.37%	1.59%	to	1.59%
Invesco V.I. Equity and Income Fund
2021	6,268	$26.173735	to	$26.173735	$164,054	1.25%	to	1.25%	1.65%	to	1.65%	16.88%	to	16.88%
2020	7,598	$22.393466	to	$22.393466	$170,147	1.25%	to	1.25%	2.13%	to	2.13%	8.29%	to	8.29%
2019	8,764	$20.679532	to	$20.679532	$181,239	1.25%	to	1.25%	2.25%	to	2.25%	18.52%	to	18.52%
2018	11,472	$17.448335	to	$17.448335	$200,164	1.25%	to	1.25%	1.88%	to	1.88%	(10.86)%	to	(10.86)%
2017	17,078	$19.573108	to	$19.573108	$334,276	1.25%	to	1.25%	1.46%	to	1.46%	9.41%	to	9.41%
Morgan Stanley VIF Discovery Portfolio
2021	14,787	$64.874039	to	$64.874039	$959,293	1.25%	to	1.25%	—%	to	—%	(12.30)%	to	(12.30)%
2020	23,013	$73.972240	to	$73.972240	$1,702,311	1.25%	to	1.25%	—%	to	—%	148.92%	to	148.92%
2019	18,904	$29.717305	to	$29.717305	$561,771	1.25%	to	1.25%	—%	to	—%	38.23%	to	38.23%
2018	24,546	$21.498861	to	$21.498861	$527,715	1.25%	to	1.25%	—%	to	—%	9.15%	to	9.15%
2017	16,736	$19.697356	to	$19.697356	$329,650	1.25%	to	1.25%	—%	to	—%	36.88%	to	36.88%
Columbia Variable Portfolio - Dividend Opportunity Fund
2021	272,034	$20.099028	to	$22.965463	$6,023,358	1.25%	to	2.50%	—%	to	—%	23.05%	to	24.60%
2020	307,352	$16.334249	to	$18.432083	$5,476,797	1.25%	to	2.50%	—%	to	—%	(1.35)%	to	(0.11)%
2019	332,045	$16.557396	to	$18.451853	$5,949,822	1.25%	to	2.50%	—%	to	—%	21.01%	to	22.53%
2018	382,831	$13.682920	to	$15.059304	$5,599,466	1.25%	to	2.50%	—%	to	—%	(8.06)%	to	(6.90)%
2017	400,884	$14.882354	to	$16.175860	$6,341,274	1.25%	to	2.50%	—%	to	—%	11.55%	to	12.96%
Columbia Variable Portfolio - Income Opportunities Fund
2021	221,234	$12.613899	to	$13.953983	$2,994,600	1.25%	to	2.40%	9.25%	to	9.35%	2.02%	to	3.20%
2020	252,218	$12.364228	to	$13.521422	$3,323,024	1.25%	to	2.40%	4.77%	to	4.98%	3.39%	to	4.58%
2019	274,044	$11.959297	to	$12.929064	$3,459,988	1.25%	to	2.40%	5.03%	to	5.11%	13.71%	to	15.02%
2018	311,799	$10.517652	to	$11.240573	$3,434,857	1.25%	to	2.40%	4.99%	to	5.04%	(6.04)%	to	(4.95)%
2017	355,518	$11.193373	to	$11.825949	$4,134,722	1.25%	to	2.40%	6.18%	to	6.18%	4.03%	to	5.23%
Columbia Variable Portfolio - Mid Cap Growth Fund
2021	197,790	$28.471480	to	$31.774387	$6,076,887	1.25%	to	2.50%	—%	to	—%	13.69%	to	15.12%
2020	220,734	$25.042747	to	$27.600635	$5,911,717	1.25%	to	2.50%	—%	to	—%	32.08%	to	33.74%
2019	281,423	$18.960232	to	$20.637430	$5,620,918	1.25%	to	2.50%	—%	to	—%	31.84%	to	33.50%
2018	296,629	$14.380972	to	$15.458695	$4,480,381	1.25%	to	2.50%	—%	to	—%	(7.12)%	to	(5.95)%
2017	352,255	$15.483776	to	$16.437225	$5,669,034	1.25%	to	2.50%	—%	to	—%	19.95%	to	21.46%
Invesco V.I. Global Fund+
2021	17,429	$30.942419	to	$30.942419	$539,298	1.25%	to	1.25%	—%	to	—%	13.74%	to	13.74%
2020	19,718	$27.204456	to	$27.204456	$536,413	1.25%	to	1.25%	0.37%	to	0.37%	25.76%	to	25.76%
2019	26,539	$21.632816	to	$21.632816	$574,126	1.25%	to	1.25%	0.63%	to	0.63%	29.82%	to	29.82%
2018	33,823	$16.663543	to	$16.663543	$563,609	1.25%	to	1.25%	0.77%	to	0.77%	(14.48)%	to	(14.48)%
2017	34,543	$19.483909	to	$19.483909	$673,027	1.25%	to	1.25%	0.68%	to	0.68%	34.63%	to	34.63%
Putnam VT Small Cap Value Fund
2021	9,267	$23.677722	to	$23.677722	$219,421	1.25%	to	1.25%	1.20%	to	1.20%	38.17%	to	38.17%
2020	8,146	$17.137155	to	$17.137155	$139,603	1.25%	to	1.25%	0.91%	to	0.91%	2.67%	to	2.67%
2019	8,175	$16.691256	to	$16.691256	$136,448	1.25%	to	1.25%	0.63%	to	0.63%	22.70%	to	22.70%
2018	11,617	$13.603576	to	$13.603576	$158,029	1.25%	to	1.25%	0.45%	to	0.45%	(20.93)%	to	(20.93)%
2017	16,443	$17.204057	to	$17.204057	$282,889	1.25%	to	1.25%	0.72%	to	0.72%	6.54%	to	6.54%
PIMCO VIT Real Return Portfolio
2021	26,614	$16.904037	to	$16.904037	$449,853	1.25%	to	1.25%	4.95%	to	4.95%	4.30%	to	4.30%
2020	32,060	$16.207616	to	$16.207616	$519,604	1.25%	to	1.25%	1.42%	to	1.42%	10.33%	to	10.33%
2019	29,400	$14.690072	to	$14.690072	$431,867	1.25%	to	1.25%	1.64%	to	1.64%	7.10%	to	7.10%
2018	30,224	$13.716400	to	$13.716400	$414,548	1.25%	to	1.25%	2.50%	to	2.50%	(3.43)%	to	(3.43)%
2017	38,027	$14.202958	to	$14.202958	$540,082	1.25%	to	1.25%	2.37%	to	2.37%	2.37%	to	2.37%
Pioneer Fund VCT Portfolio
2021	2,838,170	$4.100453	to	$44.544633	$11,001,130	1.15%	to	2.45%	—%	to	0.09%	24.56%	to	26.19%
2020	3,182,839	$2.747471	to	$3.249455	$9,802,705	1.15%	to	2.25%	0.50%	to	0.50%	21.20%	to	22.54%
2019	3,412,127	$2.266865	to	$2.651725	$8,580,074	1.15%	to	2.25%	0.70%	to	0.75%	28.12%	to	29.53%
2018	4,000,006	$1.769384	to	$2.047160	$7,804,125	1.15%	to	2.25%	0.79%	to	0.79%	(3.93)%	to	(2.86)%
2017	4,615,552	$1.830428	to	$2.107482	$9,306,504	1.15%	to	2.30%	0.22%	to	0.95%	18.60%	to	19.97%
Pioneer Mid Cap Value VCT Portfolio
2021	8,233	$24.247878	to	$24.247878	$199,635	1.25%	to	1.25%	0.72%	to	0.72%	27.77%	to	27.77%
2020	8,619	$18.978198	to	$18.978198	$163,569	1.25%	to	1.25%	1.03%	to	1.03%	0.61%	to	0.61%
2019	10,093	$18.863926	to	$18.863926	$190,402	1.25%	to	1.25%	1.05%	to	1.05%	26.49%	to	26.49%
2018	10,282	$14.912987	to	$14.912987	$153,337	1.25%	to	1.25%	0.45%	to	0.45%	(20.50)%	to	(20.50)%
2017	11,160	$18.758748	to	$18.758748	$209,353	1.25%	to	1.25%	0.71%	to	0.71%	11.47%	to	11.47%
PSF PGIM Jennison Focused Blend Portfolio+
2021	26,944	$4.514370	to	$4.961425	$126,791	1.25%	to	1.80%	—%	to	—%	14.27%	to	14.90%
2020	38,075	$3.950572	to	$4.318004	$153,822	1.25%	to	1.80%	—%	to	—%	28.09%	to	28.79%
2019	37,559	$3.084293	to	$3.352679	$118,301	1.25%	to	1.80%	—%	to	—%	26.11%	to	26.81%
2018	41,347	$2.445694	to	$2.643934	$103,408	1.25%	to	1.80%	—%	to	—%	(7.41)%	to	(6.90)%
2017	44,253	$2.641306	to	$2.839734	$119,003	1.25%	to	1.80%	—%	to	—%	27.43%	to	28.13%
PSF PGIM Jennison Growth Portfolio+
2021	392,707	$3.738839	to	$4.755977	$1,453,845	1.25%	to	1.80%	—%	to	—%	13.50%	to	14.12%
2020	416,889	$3.276225	to	$4.190467	$1,356,000	1.25%	to	1.80%	—%	to	—%	52.80%	to	53.64%
2019	402,687	$2.132436	to	$2.742528	$855,562	1.25%	to	1.80%	—%	to	—%	30.46%	to	31.17%
2018	400,661	$1.625650	to	$2.102260	$648,773	1.25%	to	1.80%	—%	to	—%	(2.94)%	to	(2.41)%
2017	438,802	$1.665744	to	$2.166002	$730,606	1.25%	to	1.80%	—%	to	—%	33.70%	to	34.44%
PSF PGIM Jennison Value Portfolio+
2021	53,324	$3.026328	to	$33.827461	$285,835	1.25%	to	2.20%	—%	to	—%	24.52%	to	25.70%
2020	53,836	$2.407523	to	$27.167299	$236,876	1.25%	to	2.20%	—%	to	—%	0.90%	to	1.87%
2019	55,505	$2.363377	to	$26.923665	$246,438	1.25%	to	2.20%	—%	to	—%	22.85%	to	24.02%
2018	58,600	$1.905625	to	$21.915836	$213,074	1.25%	to	2.20%	—%	to	—%	(12.19)%	to	(11.35)%
2017	81,666	$2.149589	to	$24.957674	$299,489	1.25%	to	2.20%	—%	to	—%	13.97%	to	15.06%
PSF International Growth Portfolio+
2021	34,425	$2.125295	to	$2.381081	$79,634	1.25%	to	1.80%	—%	to	—%	10.09%	to	10.69%
2020	35,360	$1.930563	to	$2.068105	$72,069	1.45%	to	1.80%	—%	to	—%	29.23%	to	29.69%
2019	35,362	$1.458932	to	$1.594698	$55,616	1.45%	to	1.95%	—%	to	—%	29.36%	to	30.01%
2018	40,654	$1.127791	to	$1.226608	$48,870	1.45%	to	1.95%	—%	to	—%	(14.88)%	to	(14.45)%
2017	40,832	$1.324971	to	$1.433874	$57,430	1.45%	to	1.95%	—%	to	—%	32.81%	to	33.47%
Royce Capital Fund–Small-Cap Portfolio
2021	6,601	$22.059513	to	$22.059513	$145,616	1.25%	to	1.25%	1.22%	to	1.22%	27.22%	to	27.22%
2020	8,229	$17.339904	to	$17.339904	$142,699	1.25%	to	1.25%	0.90%	to	0.90%	(8.31)%	to	(8.31)%
2019	12,042	$18.910480	to	$18.910480	$227,718	1.25%	to	1.25%	0.66%	to	0.66%	17.19%	to	17.19%
2018	13,632	$16.136275	to	$16.136275	$219,973	1.25%	to	1.25%	0.65%	to	0.65%	(9.49)%	to	(9.49)%
2017	22,341	$17.827451	to	$17.827451	$398,280	1.25%	to	1.25%	0.86%	to	0.86%	4.07%	to	4.07%
Invesco V.I. Comstock Fund
2021	4,129	$27.789457	to	$27.789457	$114,741	1.25%	to	1.25%	1.66%	to	1.66%	31.39%	to	31.39%
2020	4,498	$21.150145	to	$21.150145	$95,123	1.25%	to	1.25%	2.12%	to	2.12%	(2.32)%	to	(2.32)%
2019	5,366	$21.651881	to	$21.651881	$116,182	1.25%	to	1.25%	1.67%	to	1.67%	23.39%	to	23.39%
2018	7,198	$17.547707	to	$17.547707	$126,310	1.25%	to	1.25%	1.42%	to	1.42%	(13.46)%	to	(13.46)%
2017	8,877	$20.277416	to	$20.277416	$180,002	1.25%	to	1.25%	1.89%	to	1.89%	16.12%	to	16.12%
Invesco V.I. American Franchise Fund
2021	45,185	$34.570320	to	$38.518657	$1,687,243	1.25%	to	2.35%	—%	to	—%	9.33%	to	10.54%
2020	50,422	$31.620519	to	$34.846806	$1,705,306	1.25%	to	2.35%	0.02%	to	0.08%	39.05%	to	40.59%
2019	68,572	$22.740487	to	$24.786764	$1,633,714	1.25%	to	2.35%	—%	to	—%	33.58%	to	35.06%
2018	47,873	$17.023404	to	$18.352525	$869,444	1.25%	to	2.35%	—%	to	—%	(5.86)%	to	(4.82)%
2017	50,640	$18.083761	to	$19.282239	$967,728	1.25%	to	2.35%	0.08%	to	0.08%	24.39%	to	25.76%
Allspring VT Index Asset Allocation Fund+
2021	7,616	$3.168721	to	$3.168721	$24,133	1.90%	to	1.90%	0.58%	to	0.58%	13.81%	to	13.81%
2020	7,616	$2.784114	to	$2.784114	$21,203	1.90%	to	1.90%	0.82%	to	0.82%	14.40%	to	14.40%
2019	7,616	$2.433765	to	$2.433765	$18,536	1.90%	to	1.90%	1.10%	to	1.10%	17.90%	to	17.90%
2018	7,616	$2.064334	to	$2.064334	$15,722	1.90%	to	1.90%	0.98%	to	0.98%	(4.73)%	to	(4.73)%
2017	7,616	$2.166862	to	$2.166862	$16,502	1.90%	to	1.90%	0.75%	to	0.75%	10.14%	to	10.14%
Allspring VT International Equity Fund+
2021	1,187,489	$2.482663	to	$17.060139	$2,149,031	1.15%	to	2.45%	1.34%	to	1.36%	4.79%	to	6.16%
2020	1,469,969	$2.338598	to	$16.280526	$2,630,313	1.15%	to	2.45%	3.03%	to	3.08%	2.35%	to	3.69%
2019	1,817,353	$2.255411	to	$15.906813	$3,237,847	1.15%	to	2.45%	4.08%	to	4.08%	12.71%	to	14.18%
2018	2,111,436	$1.975277	to	$14.113165	$3,221,446	1.15%	to	2.45%	12.17%	to	12.39%	(18.87)%	to	(17.81)%
2017	2,419,576	$2.403293	to	$17.396198	$4,495,564	1.15%	to	2.45%	3.00%	to	3.55%	21.84%	to	23.43%
Allspring VT Small Cap Growth Fund+
2021	44,412	$42.619771	to	$49.742362	$2,092,714	1.15%	to	2.50%	—%	to	—%	5.27%	to	6.70%
2020	54,615	$40.486664	to	$46.619653	$2,425,531	1.15%	to	2.50%	—%	to	—%	54.20%	to	56.29%
2019	57,590	$26.256695	to	$29.829102	$1,645,621	1.15%	to	2.50%	—%	to	—%	22.22%	to	23.88%
2018	86,255	$21.482856	to	$24.078926	$2,001,772	1.15%	to	2.50%	—%	to	—%	(1.03)%	to	0.31%
2017	87,713	$21.706710	to	$24.003438	$2,040,029	1.15%	to	2.50%	—%	to	—%	23.03%	to	24.70%
Allspring VT Opportunity Fund+
2021	83,866	$33.552354	to	$38.577114	$3,136,411	1.15%	to	2.50%	0.24%	to	0.25%	21.98%	to	23.64%
2020	85,289	$27.506512	to	$31.202215	$2,592,865	1.15%	to	2.50%	0.64%	to	0.67%	18.33%	to	19.94%
2019	91,552	$23.245449	to	$26.015277	$2,326,266	1.15%	to	2.50%	0.49%	to	0.55%	28.56%	to	30.30%
2018	111,798	$18.081357	to	$19.964925	$2,188,782	1.15%	to	2.50%	0.44%	to	0.44%	(9.23)%	to	(7.99)%
2017	123,070	$19.919349	to	$21.699269	$2,625,386	1.15%	to	2.50%	0.92%	to	1.01%	17.75%	to	19.34%
Columbia Variable Portfolio - Large Cap Growth Fund
2021	1,086,820	$26.900792	to	$28.915593	$31,193,057	1.25%	to	2.50%	—%	to	—%	25.56%	to	27.13%
2020	1,176,060	$21.425127	to	$22.744106	$26,594,099	1.25%	to	2.50%	—%	to	—%	31.41%	to	33.06%
2019	1,304,464	$16.304011	to	$17.092841	$22,195,667	1.25%	to	2.50%	—%	to	—%	32.55%	to	34.21%
2018	1,479,888	$12.300289	to	$12.735436	$18,772,642	1.25%	to	2.50%	—%	to	—%	(6.31)%	to	(5.13)%
2017	1,651,942	$13.128873	to	$13.424362	$22,120,050	1.25%	to	2.50%	—%	to	—%	24.97%	to	26.54%
Columbia Variable Portfolio - Overseas Core Fund
2021	290,753	$13.631604	to	$14.653008	$4,191,342	1.25%	to	2.50%	1.08%	to	1.10%	7.03%	to	8.38%
2020	380,306	$12.735735	to	$13.519989	$5,058,947	1.25%	to	2.50%	1.44%	to	1.44%	6.14%	to	7.47%
2019	388,193	$11.999023	to	$12.579731	$4,833,871	1.25%	to	2.50%	1.73%	to	1.81%	22.06%	to	23.60%
2018	418,809	$9.830300	to	$10.178184	$4,230,427	1.25%	to	2.50%	2.54%	to	2.55%	(18.87)%	to	(17.85)%
2017	484,718	$12.116359	to	$12.389197	$5,972,311	1.25%	to	2.50%	1.86%	to	1.87%	24.04%	to	25.60%
CTIVP® - Loomis Sayles Growth Fund
2021	447,680	$24.970289	to	$26.840519	$11,907,334	1.25%	to	2.50%	—%	to	—%	15.65%	to	17.10%
2020	513,355	$21.592082	to	$22.921194	$11,679,896	1.25%	to	2.50%	—%	to	—%	28.68%	to	30.29%
2019	586,438	$16.780315	to	$17.592062	$10,253,805	1.25%	to	2.50%	—%	to	—%	28.51%	to	30.12%
2018	731,541	$13.058037	to	$13.519881	$9,837,516	1.25%	to	2.50%	—%	to	—%	(4.81)%	to	(3.61)%
2017	862,628	$13.717542	to	$14.026232	$12,060,121	1.25%	to	2.50%	—%	to	—%	29.75%	to	31.38%

*Represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.

**These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund’s manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.

***Represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation in the notes on the Statements of Operations indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated.
# Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.

+ See Note 1 for additional information related to this Sub-Account.

♦ Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized.

7. Subsequent Events:

Management has evaluated events subsequent to December 31, 2021 and through April 13, 2022, the date the financial statements were available to be issued, noting there are no other subsequent events requiring adjustment or disclosure in the financial statements.

Talcott Resolution Life Insurance Company and Subsidiaries
Audited Financial Statements
As of December 31, 2021 (Successor Company) and December 31, 2020 (Predecessor Company)
For the period of July 1, 2021 to December 31, 2021 (Successor Company), the six months ended June 30, 2021 (Predecessor Company), and the years ended December 31, 2020 and 2019 (Predecessor Company)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

Description	Page
Report of Independent Registered Public Accounting Firm	F-3
Consolidated Statements of Operations — For the Period of July 1, 2021 to December 31, 2021 (Successor Company), the Six Months Ended June 30, 2021 (Predecessor Company), and the Years Ended December 31, 2020 and 2019 (Predecessor Company)
F-6
Consolidated Statements of Comprehensive Income (Loss) — For the Period of July 1, 2021 to December 31, 2021 (Successor Company), the Six Months Ended June 30, 2021 (Predecessor Company), and the Years Ended December 31, 2020 and 2019 (Predecessor Company)
F-7
Consolidated Balance Sheets — As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company)	F-8
Consolidated Statements of Changes in Stockholder's Equity — For the Period of July 1, 2021 to December 31, 2021 (Successor Company), the Six Months Ended June 30, 2021 (Predecessor Company), and the Years Ended December 31, 2020 and 2019 (Predecessor Company)
F-9
Consolidated Statements of Cash Flows — For the Period of July 1, 2021 to December 31, 2021 (Successor Company), the Six Months Ended June 30, 2021 (Predecessor Company), and the Years Ended December 31, 2020 and 2019 (Predecessor Company)
F-10
Notes to Consolidated Financial Statements	F-11
Report of Independent Registered Public Accounting Firm	S-1
Schedule I — Summary of Investments—Other Than Investments in Affiliates	S-2
Schedule IV — Reinsurance	S-3
Schedule V — Valuation and Qualifying Accounts	S-4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of
Talcott Resolution Life Insurance Company
Opinion on the Financial Statements
We have audited the accompanying consolidated balance sheets of Talcott Resolution Life Insurance Company and subsidiaries (the "Company") as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the related consolidated statements of operations, comprehensive income (loss), changes in stockholder’s equity, and cash flows, for the period of July 1, 2021 to December 31, 2021 (Successor Company) and the six months ended June 30, 2021 (Predecessor Company), and for the years ended December 31, 2020 and 2019 (Predecessor Company) and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), and the results of its operations and its cash flows for the period of July 1, 2021 to December 31, 2021 (Successor Company) and the six months ended June 30, 2021 (Predecessor Company), and for the years ended December 31, 2020 and 2019 (Predecessor Company)in conformity with accounting principles generally accepted in the United States of America.
Emphasis of a Matter
As discussed in Note 1 to the financial statements, on June 30, 2021, the Company's indirect owners, Hopmeadow Holdings GP LLC and Hopmeadow Holdings LP, merged Hopmeadow Holdings LP with a subsidiary of Sixth Street. The Company elected to apply pushdown accounting by applying the guidance permitted under Accounting Standards Codification Topic 805 Business Combinations.
Basis for Opinion
These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
Critical Audit Matters
The critical audit matters communicated below are matters arising from the current-period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.
Future Policy Benefits, Embedded Derivatives and Amortization of Value of Business Acquired— Refer to Notes 1, 2, 4, 6 and 8 to the Consolidated Financial Statements
Critical Audit Matter Description
The Company’s products include universal life-type annuity contracts with guarantees that result in death and other insurance benefit liabilities to the Company. These liabilities are reported as a component of Reserves for Future Policy Benefits.
Certain annuity contracts offered riders with guaranteed minimum withdrawal benefits, the non-life contingent portion of which are accounted for as embedded derivatives and are reported as a component of Other Policyholder Funds and Benefits Payable.
The Company assumes via reinsurance fixed indexed annuity contracts with guaranteed lifetime withdrawal benefit riders. Certain fixed indexed annuity contracts contain a second notional account value which provides additional annuitization benefits. These features result in other insurance benefit liabilities to the Company. These liabilities are reported as a component of Reserves for Future Policy Benefits. Additionally, fixed indexed annuity contracts with indexed-crediting rates include embedded derivatives and are reported as a component of Other Policyholder Funds and Benefits Payable.
Value of business acquired (VOBA) is an intangible asset, and represents an estimated value assigned to the right to receive future gross profits from cash flows and earnings of acquired insurance and investment contracts. VOBA is amortized over the estimated gross profits of those acquired contracts.
The valuation of the reserves for such future policy benefits, valuation of embedded derivatives included within other policyholder funds and benefits payable, and the amortization of VOBA are measured based on actuarial methodologies and underlying economic and future policyholder behavior assumptions. Significant judgment is involved in the selection of the assumptions used to determine the valuation of the reserves for such future policy benefits, in the methods and assumptions used in the valuation of embedded derivatives, and the estimated gross profits used in the valuation of the amortization of VOBA. The principal assumptions include mortality, lapse, withdrawal, persistency, expenses, and discount rates.
Given the high level of estimation uncertainty of management’s actuarial assumptions, performing audit procedures to evaluate these assumptions required a high degree of auditor judgment and an increased extent of effort, including the need to involve our actuarial specialists.
How the Critical Audit Matter Was Addressed in the Audit
Our audit procedures related to testing assumptions used by management to estimate the valuation of future policy benefits, valuation of embedded derivatives included within other policyholder funds and benefits payable and amortization of VOBA included the following, among others:
•We tested the completeness and accuracy of the underlying data that served as the basis for the assumptions.
•With the assistance of our actuarial specialists, we evaluated the appropriateness of the assumptions and methodologies used by management.
•With the assistance of our actuarial specialists, on a sample basis, we developed independent estimates of the valuations derived from those assumptions and methodologies and compared our estimates to management’s estimates.
Investments in Fixed Maturities Classified as Available-for-Sale and Freestanding Derivatives — Refer to Notes 2, 3 and 4 to the Consolidated Financial Statements
Critical Audit Matter Description
Investments in fixed maturities classified as available-for-sale are reported at fair value in the consolidated financial statements. Freestanding derivatives, which are reported in other investments or other liabilities, as appropriate, after considering the impact of master netting agreements, are also reported at fair value in the consolidated financial statements. Where fair values cannot be determined based on observable inputs, management uses unobservable inputs, such as credit spreads, equity volatility and interest rates beyond the observable curve, requiring judgment by management to determine the estimated fair value.
We identified the valuation of investments in fixed maturities classified as available-for-sale and freestanding derivatives as a critical audit matter because of the unobservable inputs management uses to estimate fair value. Auditing these unobservable inputs used by management required a high degree of auditor judgment, and an increased extent of effort, including the need to involve our fair value specialists.
How the Critical Audit Matter Was Addressed in the Audit
Our audit procedures related to testing the valuation of fixed maturities classified as available-for-sale and freestanding derivatives included the following, among others:
•We tested the effectiveness of management’s controls over the determination of fair value.
•We evaluated management’s valuation methodology and the reasonableness of the unobservable inputs.
•With assistance of our fair value specialists, on a sample basis, we developed independent fair value estimates and compared our estimates to management’s estimates.
Assessment of the fair value of insurance contracts acquired in the business combination between Company's indirect owner, Hopmeadow Holdings GP LLC, and a subsidiary of Sixth Street — Refer to Note 1 to the Consolidated Financial Statements
Critical Audit Matter Description
On June 30, 2021 the Company's indirect owners, Hopmeadow Holdings GP LLC and Hopmeadow Holdings LP, merged Hopmeadow Holdings LP with a subsidiary of Sixth Street. The merger was accounted for using business combination accounting. Under this method, the purchase price paid by Sixth Street was assigned to the identifiable assets acquired and liabilities assumed as of the acquisition date based on their fair value. The Company elected to apply pushdown accounting by applying the guidance permitted under Accounting Standards Codification Topic 805 Business Combinations. By the

application of pushdown accounting, the Company’s assets, liabilities and equity were accordingly adjusted to fair value on June 30, 2021.
Significant judgment was used to determine the appropriate assumptions used to estimate the fair value of the Company’s insurance contracts, resulting in VOBA and additional reserve liabilities. The principal assumptions include mortality, persistency, expenses, and discount rates.
We identified the assessment of the fair value of the insurance contracts acquired, resulting in VOBA and additional reserve liabilities as a critical audit matter. Given the high level of estimation uncertainty of management’s assumptions, performing audit procedures to evaluate these assumptions required a high degree of auditor judgment and an increased extent of effort, including the need to involve our actuarial specialists.
How the Critical Audit Matter Was Addressed in the Audit
Our audit procedures related to testing the fair value of the insurance contracts acquired, resulting in VOBA and additional reserve liabilities, included the following, among others:
•With the assistance of our actuarial specialists, we evaluated the appropriateness of the assumptions and methodologies used by management.
•With the assistance of our actuarial specialists, on a sample basis, we developed independent estimates of the valuations derived from those assumptions and methodologies and compared our estimates to management’s estimates.
•With the assistance of our valuation specialists, we compared the Company’s discount rate, to a discount rate that was independently developed using publicly available market data for comparable entities.
/s/ DELOITTE & TOUCHE LLP

Hartford, CT
April 1, 2022

We have served as the Company’s auditor since 2002.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Operations

	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
(In millions)			2020	2019
Revenues
Fee income and other	$410	$438	$741	$821
Earned premiums	31	24	35	42
Net investment income	498	534	816	924
Net realized capital losses	(20)	(242)	(74)	(275)
Amortization of deferred gains	—	26	53	59
Total revenues	919	780	1,571	1,571
Benefits, losses and expenses
Benefits, loss and loss adjustment expenses	285	375	626	760
Amortization of value of business acquired ("VOBA")	90	(43)	50	(25)
Insurance operating costs and other expenses	208	228	364	423
Other intangible asset amortization	3	3	6	5
Dividends to policyholders	2	1	60	5
Total benefits, losses and expenses	588	564	1,106	1,168
Income before income taxes	331	216	465	403
Income tax expense	51	30	66	44
Net income	$280	$186	$399	$359
See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Comprehensive Income (Loss)

	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
(In millions)			2020	2019
Net income	$280	$186	$399	$359
Other comprehensive income (loss) ("OCI"):
Change in net unrealized gain on fixed maturities	(10)	(275)	565	890
Change in net gain on cash flow hedging instruments	—	1	(1)	—
Change in foreign currency translation adjustments	—	—	—	(2)
OCI, net of tax	(10)	(274)	564	888
Comprehensive income (loss)	$270	$(88)	$963	$1,247
See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Balance Sheets

	Successor Company	Predecessor Company
(In millions, except for share data)	As of December 31, 2021	As of December 31, 2020
Assets
Investments:
Fixed maturities, available-for-sale, at fair value (net of ACL of $0 - Successor Company and $1 - Predecessor Company) (amortized cost of $20,986 - Successor Company and $13,137 - Predecessor Company)	$20,971	$14,875
Equity securities, at fair value	203	65
Mortgage loans (net of ACL of $12 - Successor Company and $17 - Predecessor Company)	2,131	2,092
Policy loans, at outstanding balance	1,484	1,452
Limited partnerships and other alternative investments	1,147	999
Other investments	26	24
Short-term investments	1,254	802
Total investments	27,216	20,309
Cash	49	40
Premiums receivable and agents’ balances, net	4	10
Reinsurance recoverables (net of ACL of $37 - Successor Company and $7 - Predecessor Company)	35,848	27,455
VOBA	479	586
Deferred income taxes, net	603	478
Goodwill and other intangible assets	161	40
Other assets	412	345
Separate account assets	111,592	109,625
Total assets	$176,364	$158,888
Liabilities
Reserve for future policy benefits	$21,698	$18,625
Other policyholder funds and benefits payable	32,622	25,307
Funds withheld liability	6,379	—
Other liabilities	1,920	2,146
Separate account liabilities	111,592	109,625
Total liabilities	174,211	155,703
Commitments and Contingencies (Note 11)
Stockholder’s Equity
Common stock—1,000 shares authorized, issued and outstanding, par value $5,690	6	6
Additional paid-in capital	1,877	1,761
Accumulated other comprehensive (loss) income, net of tax	(10)	1,281
Retained earnings	280	137
Total stockholder’s equity	2,153	3,185
Total liabilities and stockholder’s equity	$176,364	$158,888
See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Changes in Stockholder's Equity

For the Period of July 1, 2021 to December 31, 2021 (Successor Company)
(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Loss	Retained Earnings	Total Stockholder's Equity
Balance, beginning of period	$6	$1,877	$—	$—	$1,883
Net income	—	—	—	280	280
Total other comprehensive loss	—	—	(10)	—	(10)
Balance, end of period	$6	$1,877	$(10)	$280	$2,153

For the Six Months Ended June 30, 2021 (Predecessor Company)
(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income	Retained Earnings	Total Stockholder's Equity
Balance, beginning of period	$6	$1,761	$1,281	$137	$3,185
Net income	—	—	—	186	186
Total other comprehensive loss	—	—	(274)	—	(274)
Capital contribution to parent	—	(235)	—	—	(235)
Dividends paid	—	—	—	(265)	(265)
Balance, end of period	$6	$1,526	$1,007	$58	$2,597

For the Year Ended December 31, 2020 (Predecessor Company)
(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income	Retained Earnings	Total Stockholder's Equity
Balance, beginning of period	$6	$1,761	$717	$68	$2,552
Cumulative effect of accounting changes, net of tax	—	—	—	(11)	(11)
Adjusted balance, beginning of period	6	1,761	717	57	2,541
Net income	—	—	—	399	399
Total other comprehensive income	—	—	564	—	564
Dividends paid	—	—	—	(319)	(319)
Balance, end of period	$6	$1,761	$1,281	$137	$3,185

For the Year Ended December 31, 2019 (Predecessor Company)
(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Total Stockholder's Equity
Balance, beginning of period	$6	$1,761	$(171)	$409	$2,005
Net income	—	—	—	359	359
Total other comprehensive income	—	—	888	—	888
Dividends paid	—	—	—	(700)	(700)
Balance, end of period	$6	$1,761	$717	$68	$2,552
See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Cash Flows

	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
(In millions)			2020	2019
Operating Activities
Net income	$280	$186	$399	$359
Adjustments to reconcile net income to net cash provided by (used for) operating activities
Net realized capital losses	20	242	74	275
Amortization of deferred reinsurance gain	—	(26)	(53)	(59)
Amortization of VOBA	90	(43)	50	(25)
Depreciation and amortization	102	38	69	51
Other operating activities, net	106	38	259	205
Change in assets and liabilities:
Increase in reinsurance recoverables	(63)	(134)	(331)	(272)
Decrease in deferred income taxes	138	29	54	51
Increase (decrease) for future policy benefits and unearned premiums	(40)	63	160	141
Net changes in other assets and other liabilities	(132)	51	185	(169)
Net payments for reinsurance transactions	(877)	—	—	—
Net cash (used for) provided by operating activities	(376)	444	866	557
Investing Activities
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	2,976	1,622	2,824	3,498
Equity securities, at fair value	47	3	7	213
Mortgage loans	294	158	373	257
Partnerships	102	71	77	134
Payments for the purchase of:
Fixed maturities, available-for-sale	(1,974)	(1,197)	(2,866)	(2,589)
Equity securities, at fair value	(121)	(45)	(26)	(5)
Mortgage loans	(207)	(177)	(242)	(413)
Partnerships	(100)	(74)	(134)	(156)
Net proceeds from (payments for) repurchase agreements program	(11)	8	(16)	19
Net proceeds from (payments for) derivatives	(161)	(539)	143	(272)
Net increase (decrease) in policy loans	9	(32)	15	(26)
Net proceeds from (payments for) short-term investments	(314)	200	(234)	288
Other investing activities, net	—	—	(10)	8
Net cash provided by (used for) investing activities	540	(2)	(89)	956
Financing Activities
Deposits and other additions to investment and universal life-type contracts	872	1,001	1,971	2,168
Withdrawals and other deductions from investment and universal life-type contracts	(4,766)	(4,862)	(9,627)	(11,074)
Net transfers from separate accounts related to investment and universal life-type contracts	3,598	3,659	7,117	8,202
Net increase (decrease) in securities loaned or sold under agreements to repurchase	131	270	(7)	(204)
Dividend paid on shares outstanding	—	(265)	(319)	(700)
Return of capital to parent	—	(235)	—	—
Net cash used for financing activities	(165)	(432)	(865)	(1,608)
Foreign exchange rate effect on cash	—	—	—	2
Net increase (decrease) in cash	(1)	10	(88)	(93)
Cash — beginning of period	50	40	128	221
Cash — end of period	$49	$50	$40	$128
Supplemental Disclosure of Cash Flow Information:
Income taxes received (paid)	$(13)	$2	$—	$25
See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amounts in millions, unless otherwise stated)

1. Basis of Presentation and Significant Accounting Policies
Basis of Presentation
Talcott Resolution Life Insurance Company, together with its consolidated subsidiaries, (collectively, "TL," the "Company," "we" or "our") is a provider of insurance and investment products in the United States of America ("U.S.") and is a wholly-owned subsidiary of TR Re, Ltd. ("TR Re"), a Bermuda based entity. Talcott Resolution Life, Inc. ("TLI"), a Delaware corporation, and Hopmeadow Holdings, LP ("Hopmeadow Holdings," or "HHLP") are indirect parents of the Company.
The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the U.S. (“U.S. GAAP”), which differ materially from the accounting practices prescribed by various insurance regulatory authorities.
On June 30, 2021, the Company's indirect owner, Hopmeadow Holdings GP LLC, completed the sale of the Company (the "Sixth Street Acquisition") through the merger of an affiliate of Sixth Street, a global investment firm, with and into HHLP pursuant to an Agreement and Plan of Merger (the “Agreement"). Through the Agreement, Sixth Street obtained 100% control of TLI and its life and annuity operating subsidiaries for a total purchase price of approximately $2.25 billion, comprised of a $500 pre-closing dividend and cash of $1.734 billion. The merger was accounted for by using business combination accounting together with an election to apply pushdown accounting. Under this method, the purchase price paid by the investment firm was assigned to the identifiable assets acquired and liabilities assumed as of the acquisition date based on their fair value. Determining the fair value of certain assets acquired and liabilities assumed is judgmental in nature and often involves the use of significant estimates and assumptions. TL's financial statements and footnote disclosures are presented into two distinct periods. The periods prior to the consummation of the Agreement are labeled ("Predecessor Company") and the period subsequent to that date is labeled ("Successor Company") to distinguish between the different basis of accounting between the periods presented. As a result of the application of pushdown accounting, the financial statements for the period of July 1, 2021 to December 31, 2021, are not comparable to the prior periods presented. In addition, as a result of the acquisition the Company conformed to Sixth Street's accounting policies and modified its presentation for certain transactions.
On September 17, 2021, the Company executed a flow reinsurance transaction with Lincoln National Corporation's ("Lincoln") insurance subsidiary, The Lincoln National Life Insurance Company. Under this reinsurance transaction, the Company coinsured a living benefit rider on variable annuity contracts issued by Lincoln between April 1, 2021 through June 30, 2022 up to a maximum of $1.5 billion of reinsured deposits. Lincoln will continue to service and administer the policies as insurer of the business.
On December 30, 2021, the Company entered into a reinsurance agreement with Allianz Life Insurance Company of North America ("Allianz"). Pursuant to such agreement, the Company assumed 100% of a block of fixed indexed annuities ("FIA") and 5% of another block of FIAs on a coinsurance basis. Certain of the FIAs included living withdrawal benefits. The Company acquired general account assets to support the assumed reserves and paid $693 to Allianz upon closing, primarily relating to a ceding commission of $866, offset by cash settlements. Under the reinsurance agreement, the Company will participate in an aggregated hedging pool administered by Allianz, whereby the Company will pay Allianz a fee in order to participate in the pool and will receive an index credit payout based on the level of participation in the pool. This reinsurance transaction was accounted for in accordance with reinsurance accounting. Under this method, a deferred gain on reinsurance was recorded in other liabilities upon the effective date for approximately $25 and will be recognized in income over the expected life of the underlying policies. Allianz will continue to service and administer the policies as insurer of the business.
On December 30, 2021, the Company entered into an affiliated reinsurance agreement with its parent TR Re. Pursuant to such reinsurance agreement, the Company generally ceded 50% of reserves related to variable annuity and payout annuity blocks, with 100% of certain variable annuity guarantees and certain structured settlement contracts ceded at a lesser quota share percentage. All but the Company’s terminal funding block was ceded on a modified coinsurance basis, with the pension risk transfer block ceded on a coinsurance with funds withheld basis. The reinsured business ceded was the Company's direct written business and was not previously assumed. This affiliate reinsurance transaction was accounted for in accordance with reinsurance accounting. Under this method, a deferred gain on reinsurance was recorded in other liabilities for approximately $805 and will be recognized in income over the expected life of the underlying policies. The Company will continue to service and administer the policies as insurer of the reinsured block of business and will remain responsible for fulfilling its obligations to policyholders. The Company paid TR Re $100 in ceding commission and an additional $84 to settle tax balances associated with the transaction as part of the arrangement.
On November 18, 2021, TLI received approval from the Connecticut Department of Insurance ("CTDOI") to contribute the Company to TR Re. On December 30, 2021, TLI contributed the Company to TR Re and TR Re subsequently became the Company's direct parent. TR Re was formed on June 28, 2021 and is an approved Class E insurer under the Bermuda Monetary Authority.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
In conjunction with the sale from The Hartford Financial Services Group ("The Hartford") in 2018, the Company entered into a five year transition services agreement with The Hartford to provide general ledger, cash management, investment accounting and information technology infrastructure services. In March 2019, the Company converted its existing transition services agreement for investment accounting services into an administrative service agreement, which expires in May 2023. The transition services agreement with The Hartford for the remaining services ended in 2020, as those services had fully transitioned to the Company.
COVID-19 Update
The impact of the outbreak and continuing spread of the novel coronavirus ("COVID-19") and the related disruption to the worldwide economy continues to affect companies across all industries. For the period of July 1, 2021 to December 31, 2021 (Successor Company), the six months ended June 30, 2021 (Predecessor Company) and the year ended December 31 2020 (Predecessor Company), the COVID-19 pandemic did have varying impacts on components of revenue, however, there was no material impact on the Company's results of operations attributable to the COVID-19 pandemic. The duration and impact of the COVID-19 public health crisis on financial markets, overall economy and our operations remain uncertain, as is the efficacy of government and central bank interventions. The Company continues to operate in a fully remote work environment with minimal disruption to our operations. As further discussed in this document, the Company’s financial performance is dependent on financial market conditions and potential newly emergent trends in mortality and policyholder behavior as a result of the COVID-19 public health crisis. As such, the Company continues to be unable to quantify its impact on the financial results and operations in future periods.
Consolidation
The Consolidated Financial Statements include the accounts of TL and entities the Company directly or indirectly has a controlling financial interest in which the Company is required to consolidate. Entities in which TL has significant influence over the operating and financing decisions but is not required to consolidate are reported using the equity method. All intercompany transactions and balances between TL and its subsidiaries have been eliminated.
Use of Estimates
The preparation of financial statements, in conformity with U.S. GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ materially from those estimates.
The most significant estimates include those used in determining estimated gross profits ("EGPs") used in the valuation and amortization of assets (including Value of Business Acquired ("VOBA") and liabilities associated with variable annuity, fixed indexed annuities and other universal life-type contracts, as well as any deferred reinsurance amounts; evaluation of credit losses on fixed maturities, available for sale ("AFS") and allowance for credit losses ("ACL") on mortgage loans; living benefits required to be fair valued; deferred gain or cost related to reinsurance transactions; valuation of investments and derivative instruments; valuation allowance on deferred tax assets; evaluation of goodwill and other intangible assets for impairment; amortization of the deferred gain on reinsurance; and contingencies relating to corporate litigation and regulatory matters. Certain of these estimates are particularly sensitive to market conditions, and deterioration and/or volatility in the worldwide debt or equity markets could have a material impact on the Consolidated Financial Statements. The ultimate extent to which the COVID-19 pandemic will directly impact the Company's business, results of operations and financial condition will depend on future developments that are highly uncertain.
Pushdown Accounting
The table below shows the main balance sheet line items impacted in pushdown accounting for the Sixth Street Acquisition, as of July 1, 2021:

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)

Cash and invested assets	$19,711
VOBA	565
Deferred income taxes	737
Goodwill	97
Other intangible assets	67
Reinsurance recoverables and other assets	29,442
Separate account assets	112,857
Total assets	163,476

Reserves for future policy benefits	21,122
Other policyholder funds and benefits payable	25,961
Other liabilities	1,653
Separate account liabilities	112,857
Total liabilities	161,593

Equity	1,883
Total liabilities and stockholder's equity	$163,476

The Successor Company's assets and liabilities are recognized based on Sixth Street's accounting basis, with an offset to additional paid-in capital. In addition, retained earnings and accumulated other comprehensive income ("AOCI") of the Predecessor Company are not carried forward, as a new basis of accounting has been established.
Goodwill
Goodwill represents the excess of the acquisition cost of an acquired business over the fair value of assets acquired and liabilities assumed. Goodwill is not amortized but is tested for impairment at the entity or reporting unit level annually or when events or circumstances arise, such as adverse changes in the business climate, that would more likely than not reduce the fair value of the entity or a reporting unit below its carrying value. Our methodology for conducting this goodwill impairment testing contains both a qualitative and quantitative assessment.
The Company has the option to initially perform an assessment of qualitative factors in order to determine whether it is more likely than not that the fair value of the entity or a reporting unit is less than its carrying amount. The qualitative factors may include, but are not limited to, economic conditions, industry and market considerations, cost factors, overall financial performance of the entity or a reporting unit and other company and entity-level or reporting unit-specific events. If it is determined that it is more likely than not that the fair value of the entity or reporting unit is less than its carrying amount, we then perform the impairment evaluation using a more detailed quantitative assessment. If the carrying values of the entity or reporting units were to exceed their fair value under that quantitative assessment, the amount of the impairment would be calculated and goodwill would be adjusted accordingly. The Company could directly perform this quantitative assessment, bypassing the qualitative assessment and perform a quantitative impairment test.
For a discussion of goodwill from the Sixth Street Acquisition, see Note 7 - Goodwill and Other Intangible Assets.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Intangible Assets
Intangible assets with definite lives are amortized over the estimated useful life of the asset. Amortizing intangible assets primarily consist of internally developed software amortized over a period not to exceed seven years. Intangible assets with indefinite lives, primarily insurance licenses, are not amortized but are reviewed annually in the Company's impairment analysis. They will be tested for impairment more frequently if events or circumstances indicate the fair value of indefinitely lived intangibles is less than the carrying value.
Investments
In pushdown accounting, the acquired investments are recorded at fair value through adjustments to additional paid-in capital at the acquisition date.
Value of Business Acquired/Additional Reserves
In conjunction with the acquisition of the Company, a portion of the purchase price was allocated to the right to receive future gross profits from cash flows and earnings of the Company's insurance and investment contracts as of the date of the Sixth Street Acquisition. This intangible asset is called VOBA and is based on the actuarially estimated present value of future cash flows from the Company's insurance and investment contracts in-force as of the date of the transaction. The estimated fair value calculation of VOBA is based on certain assumptions, including equity market returns, mortality, persistency, expenses, discount rates, and other factors that the Company expects to experience in future years. Actual experience on the acquired contracts may vary from these projections and the recovery of VOBA is dependent upon the future profitability of the related business. The Company amortizes VOBA over estimated gross profits and it is reviewed for recoverability quarterly. The fair value of certain acquired obligations of the Company exceeded the book value of assumed in-force policy liabilities resulting in additional reserve liabilities. In pushdown accounting these liabilities were increased to fair value, which is presented separately from VOBA as an additional insurance liability in reserves for future policy benefits and other policyholder funds and benefits payable. The additional liability is amortized to income over the life of the underlying policies.
Adoption of New Accounting Standards
Financial Instruments - Credit Losses
On January 1, 2020, the Company adopted Accounting Standards Update ("ASU") 2016-13, Financial Instruments - Credit Losses (Topic 326), Measurement of Credit Losses on Financial Instruments, ("ASU 2016-13", or "CECL") together with related updated guidance for recognition and measurement of credit losses on certain financial instruments not carried at fair value, including reinsurance recoverables. This guidance replaces the “incurred loss” approach with an “expected loss” model for recognizing credit losses for instruments carried at amortized cost, which resulted in the recognition of greater allowances for losses. Under the new model, an ACL is recognized as an estimate of credit losses expected over the life of financial instruments, such as mortgage loans, reinsurance recoverables and off-balance sheet credit exposures that the Company cannot unconditionally cancel. The measurement of the expected credit loss estimate is based on historical loss data, current conditions, and reasonable and supportable forecasts.
Credit losses on fixed maturities, AFS carried at fair value continue to be measured similar to previous guidance for other-than-temporary impairments ("OTTI"); however, losses are now recognized through the ACL and no longer as an adjustment to the amortized cost. Recoveries of OTTI on fixed maturities, AFS are recognized as reversals of the ACL recognized through net realized capital gains and losses and no longer accreted as net investment income through an adjustment to the investment yield. For fixed maturities, AFS this guidance is applied prospectively. Additionally, the new guidance requires purchased financial assets with a more-than-insignificant amount of credit deterioration since original issuance to establish an ACL at acquisition, which is recorded with the purchase price to establish the initial amortized cost of the investment.
The Company adopted the guidance through a cumulative-effect adjustment that decreased retained earnings by $11 million, after tax, primarily related to the Company's mortgage loan investments. No ACL was recognized at adoption for fixed maturities, AFS as those provisions of the guidance are applied prospectively. Upon adoption, the Company did not have any purchased financial assets with a more-than-insignificant amount of credit deterioration since original issuance.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)

Summary of Adoption Impacts
ACL on mortgage loans	$(9)
ACL on reinsurance recoverables	(5)
Deferred income tax assets	3
Net decrease to retained earnings	$(11)
Future Adoption of New Accounting Standards
Accounting for Contract Assets and Contract Liabilities from Contracts with Customers
The Financial Accounting Standards Board ("FASB") issued ASU 2021-08 Accounting for Contract Assets and Contract Liabilities from Contracts with Customers in October 2021, which requires acquiring entities to apply Topic 606, Revenue from Contracts with Customers upon recognizing and measuring contract assets and liabilities in a business combination. This update is intended to improve comparability after a business combination, by providing consistent recognition and measurement of revenue contracts with customers acquired and not acquired in a business combination. ASU 2021-08 is effective for annual periods beginning after December 15, 2022 and interim periods within those annual periods, with early adoption permitted. The amendments in this ASU should be applied prospectively. We expect to adopt the provisions of this ASU in the first quarter of 2023 and do not expect it to have a material impact on the Company.
Targeted Improvements to the Accounting for Long Duration Contracts
The FASB issued ASU 2018-12 Targeted Improvements to the Accounting for Long-Duration Contracts ("ASU 2018-12") in August 2018, which impacts the existing recognition, measurement, presentation and disclosure requirements for certain long duration contracts issued by an insurance company. The guidance is intended to improve the timeliness of recognizing changes in the liability for future policy benefits ("LFPB"), by requiring annual or more frequent updates of insurance assumptions and modifying rates used to discount future cash flows. Further, the guidance seeks to improve the accounting for certain market-based options or guarantees associated with account balance contracts and improve the effectiveness of the required disclosures.
This guidance was amended through the issuance of ASU 2020-11, which deferred the effective date the Company is required to adopt the guidance to January 1, 2023, with early adoption permitted. The Company continues to assess its policies, processes, and applicable systems to determine the impact on the Company's operations and financial results. While it is not possible to reasonably estimate the expected impact of the new standard at this time due to the nature and extent of the required changes to a significant portion of the Company’s operations, we anticipate an increase to AOCI, upon adoption. This is due to the application and pushdown of purchase accounting associated with the Sixth Street Acquisition, which employed lower discount rates for the fair value calculations than the required discount rates to value the cash flows on the insurance liabilities under the new guidance. This standard represents a significant change from existing U.S. GAAP, however, it does not change the underlying economics of the business or its related cash flows. The Company has a transition date, the date of the Sixth Street Acquisition, and selected the modified retrospective transition method, with the potential exception of market risk benefits ("MRB"), which are required to be adopted on a retrospective basis. Additionally, the Company is reviewing the impact of its recent reinsurance transactions under the new standard.
As part of working toward implementation of the updated standard, the Company has made progress on key accounting policy decisions, including processes to identify insurance policy groupings for LFPB measurement, applicable discount rates, development of liability cash flow and claim expense assumptions, and VOBA amortization methodology. Long duration insurance contracts issued by the Company will be grouped into separate cohorts based on the product type and annual contract issue date.
Cash flow assumptions underlying insurance liabilities will be evaluated at least annually in the same fiscal quarter each year as to whether an update is needed. Under the new guidance, the Company will update the cash flow assumptions used to measure the liability for future policy benefits, for both changes in future assumptions and actual experience, at least annually using a retrospective update method with a cumulative catch-up adjustment recorded in a separate line item in net income. Cash flows are required to be discounted with an upper-medium grade (or low credit risk) fixed-income instrument yields, with the effect of discount rate changes on the liability recorded in OCI. The discount rate utilized is intended to reflect the duration characteristics of the corresponding insurance liabilities. The Company will obtain yield curves and spreads for a range of tenors to determine spot yields to discount the cash flows of the insurance liabilities as of each valuation date. This is a change from current U.S. GAAP which utilizes assumptions, including discount rates "locked in" at policy issuance and until such time significant changes in experience or assumptions may require the Company to establish premium deficiency reserves. When this occurs, premium deficiency reserves are recognized by unlocking reserve assumptions to eliminate a reserve deficiency under current U.S. GAAP.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
The Company currently offers and assumes certain guarantees and product features on variable annuity and FIA products, which protect the contractholder from other-than-nominal capital market risk and expose the Company to other-than-nominal capital market risk.These MRB features are required to be measured at fair value with changes in fair value recorded in net income, with the exception of the changes in MRB liabilities attributable to a change in an entity's nonperformance risk, which is required to be recognized in OCI. For any assumed products, the portion of the change in MRBs attributable to changes in the reinsurer's nonperformance risk is recognized in income. The Company will maximize the use of relevant observable information and minimize the use of unobservable information in determining the balance of the MRBs upon adoption.

VOBA and other balances are expected to be amortized on a constant-level basis over the expected remaining term of the related contracts. As annuities do not have a face amount, the constant level basis used is expected to be based on the number of policies in-force.
Additionally, ASU 2018-12 requires certain enhanced presentation and disclosures including disaggregated rollforwards for LFPB, policyholder account balances, MRBs, separate account liabilities, deferred acquisition costs, and information about significant inputs, judgments and methods used in the measurement.
Significant Accounting Policies
The Company’s significant accounting policies are as follows:
Segment Information
The Company has no reportable segments and its principal products and services are comprised of variable annuities, fixed and payout annuities, FIAs and private-placement life insurance. The Company's determination that it has no reportable segments is based on the fact that the Company's chief operating decision maker reviews the Company's financial performance at a consolidated level.
Revenue Recognition
For investment and universal life-type contracts, the amounts collected from policyholders are considered deposits and are not included in revenue. Fee income for variable annuity and other universal life-type contracts consists of policy charges for policy administration, cost of insurance charges and surrender charges assessed against policyholders’ account balances and are recognized in the period in which services are provided. For the Company’s traditional life products, premiums are recognized as revenue when due from policyholders.
Income Taxes
The Company recognizes taxes payable or refundable for the current year and deferred taxes for the tax consequences of temporary differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse. A deferred tax provision is recorded for the tax effects of differences between the Company's current taxable income and its income before tax under U.S. GAAP in the Consolidated Statements of Operations. For deferred tax assets, the Company records a valuation allowance that is adequate to reduce the total deferred tax asset to an amount that will more likely than not be realized.
Investments
Overview
The Company’s investments in fixed maturities include bonds, structured securities, redeemable preferred stock and commercial paper. Most of these investments are classified as AFS and are carried at fair value, net of ACL, in accordance with new guidance adopted January 1, 2020 regarding expected credit losses. The after-tax difference between fair value and cost or amortized cost is reflected in stockholder's equity as a component of AOCI, after adjustments for the effect of VOBA and reserve adjustments. Equity securities are measured at fair value with any changes in valuation reported in net income. Policy loans are carried at outstanding balance. Mortgage loans are recorded at the outstanding principal balance adjusted for amortization of premiums or discounts and net of ACL. Short-term investments are carried at amortized cost, which approximates fair value. Limited partnerships and other alternative investments are reported at their carrying value and are primarily accounted for under the equity method with the Company’s share of earnings included in net investment income. Recognition of income related to limited partnerships and other alternative investments is delayed due to the availability of the related financial information, as private equity and other funds are generally on a three-month lag and hedge funds generally on a one-month lag. Accordingly, income for period of July 1, 2021 to December 31, 2021 (Successor Company) and the period of January 1, 2021 to June 30, 2021 (Predecessor Company) and the years ended December 31, 2020 and 2019 (Predecessor Company), respectively, may not include the full impact of current year changes in valuation of

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
the underlying assets and liabilities of the funds, which are generally obtained from the limited partnerships and other alternative investments’ general partners. Other investments consist of derivative instruments which are carried at fair value and real estate acquired in satisfaction of debt.
Net Realized Capital Gains and Losses
Net realized capital gains and losses from investment sales are reported as a component of revenues and are determined on a specific identification basis. Net realized capital gains and losses also result from fair value changes in equity securities and derivatives contracts (both freestanding and embedded) that do not qualify, or are not designated, as a hedge for accounting purposes. Impairments and changes in the ACL on fixed maturities, AFS; mortgage loans; and reinsurance recoverables are recognized as net realized capital losses in accordance with the Company’s impairment and ACL policies as discussed in Note 3 - Investments of Notes to Consolidated Financial Statements. Foreign currency transaction remeasurements are also included in net realized capital gains and losses.
Net Investment Income
Interest income from fixed maturities, AFS and mortgage loans is recognized when earned on the constant effective yield method based on estimated timing of cash flows. The amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future prepayments using the retrospective method; however, if these investments have previously recognized an ACL and for certain other asset-backed securities, any yield adjustments are made using the prospective method. Prepayment fees and make-whole payments on fixed maturities and mortgage loans are recorded in net investment income when earned. For equity securities, dividends are recognized as investment income on the ex-dividend date. Limited partnerships and other alternative investments primarily use the equity method of accounting to recognize the Company’s share of earnings. Prior to January 1, 2020, the Company applied OTTI guidance to debt securities in an unrealized loss position and accreted the new cost basis to the estimated future cash flows over the expected remaining life of the security by prospectively adjusting the security’s yield, if necessary. In accordance with accounting guidance adopted January 1, 2020 regarding expected credit losses, the losses are now recognized through an ACL and no longer as an adjustment to amortized cost. The Company’s non-income producing investments were not material for the period of July 1, 2021 to December 31, 2021 (Successor Company), the period of January 1 to June 30, 2021 (Predecessor Company) and the years ended December 31, 2020 and 2019 (Predecessor Company), respectively.
Derivative Instruments
Overview
The Company utilizes a variety of over-the-counter ("OTC") transactions cleared through central clearing houses ("OTC-cleared") and exchange traded derivative instruments as part of its overall risk management strategy as well as to enter into replication transactions. The types of instruments may include swaps, caps, floors, forwards, futures and options to achieve one of four Company-approved objectives:
•to hedge risk arising from interest rate, equity market, commodity market, credit spread and issuer default, price or currency exchange rate risk or volatility;
•to manage liquidity;
•to control transaction costs;
•to enter into synthetic replication transactions.
Interest rate and credit default swaps involve the periodic exchange of cash flows with other parties, at specified intervals, calculated using agreed upon rates or other financial variables and notional principal amounts. Generally, little to no cash or principal payments are exchanged at the inception of the contract. Typically, at the time a swap is entered into, the cash flow streams exchanged by the counterparties are equal in value.
Interest rate cap and floor contracts entitle the purchaser to receive from the issuer at specified dates, the amount, if any, by which a specified market rate exceeds the cap strike interest rate or falls below the floor strike interest rate, applied to a notional principal amount. A premium payment determined at inception is made by the purchaser of the contract and no principal payments are exchanged.
Forward contracts are customized commitments that specify a rate of interest or currency exchange rate to be paid or received on an obligation beginning on a future start date and are typically settled in cash.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Financial futures are standardized commitments to either purchase or sell designated financial instruments, at a future date, for a specified price and may be settled in cash or through delivery of the underlying instrument. Futures contracts trade on organized exchanges. Margin requirements for futures are met by pledging securities or cash, and changes in the futures’ contract values are settled daily in cash.
Option contracts grant the purchaser, for a premium payment, the right to either purchase from or sell to the issuer a financial instrument at a specified price, within a specified period or on a stated date. The contracts may reference commodities, which grant the purchaser the right to either purchase from or sell to the issuer commodities at a specified price, within a specified period or on a stated date. Option contracts are typically settled in cash.
Foreign currency swaps exchange an initial principal amount in two currencies, agreeing to re-exchange the currencies at a future date, at an agreed upon exchange rate. There may also be a periodic exchange of payments at specified intervals calculated using the agreed upon rates and exchanged principal amounts.
The Company’s derivative transactions conducted in insurance company subsidiaries are used in strategies permitted under the derivative use plans required by the State of Connecticut and the State of New York insurance departments.
Accounting and Financial Statement Presentation of Derivative Instruments and Hedging Activities
Derivative instruments are recognized on the Consolidated Balance Sheets at fair value and are reported in other investments and other liabilities. For balance sheet presentation purposes, the Company has elected to offset the fair value amounts, income accruals, and related cash collateral receivables and payables of OTC derivative instruments executed in a legal entity and with the same counterparty or under a master netting agreement, which provides the Company with the legal right of offset.
The Company clears certain interest rate swap and credit default swap derivative transactions through central clearing houses. OTC-cleared derivatives require initial collateral at the inception of the trade in the form of cash or highly liquid securities, such as U.S. Treasuries and government agency investments. Central clearing houses also require additional cash as variation margin based on daily market value movements. For information on collateral, see the derivative collateral arrangements section in Note 4 - Derivatives of Notes to Consolidated Financial Statements. In addition, OTC-cleared transactions include price alignment amounts either received or paid on the variation margin, which are reflected in realized capital gains and losses or, if characterized as interest, in net investment income.
On the date the derivative contract is entered into, the Company designates the derivative as (1) a hedge of the variability in cash flows of a forecasted transaction or of amounts to be received or paid related to a recognized asset or liability (“cash flow” hedge), (2) a hedge of a net investment in a foreign operation (“net investment” hedge) or (3) held for other investment and/or risk management purposes, which primarily involve managing asset or liability related risks and do not qualify for hedge accounting.
Cash Flow Hedges - Changes in the fair value of a derivative that is designated and qualifies as a cash flow hedge, including foreign-currency cash flow hedges, are recorded in AOCI and are reclassified into earnings when the variability of the cash flow of the hedged item impacts earnings. Gains and losses on derivative contracts that are reclassified from AOCI to current period earnings are included in the line item in the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded. Periodic derivative net coupon settlements are recorded in the line item of the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded. Cash flows from cash flow hedges are presented in the same category as the cash flows from the items being hedged on the Consolidated Statements of Cash Flows.
Other Investment and/or Risk Management Activities - The Company’s other investment and/or risk management activities primarily relate to strategies used to reduce economic risk or replicate permitted investments and do not receive hedge accounting treatment. Changes in the fair value, including periodic derivative net coupon settlements, of derivative instruments held for other investment and/or risk management purposes are reported in current period earnings as net realized capital gains and losses.
Hedge Documentation and Effectiveness Testing
To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated changes in fair value or cash flow of the hedged item. At hedge inception, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking each hedge transaction. The documentation process includes linking derivatives that are designated as fair value, cash flow, or net investment hedges to specific assets or liabilities on the balance sheet or to specific forecasted transactions and defining the effectiveness testing methods to be used. The Company also formally assesses both at the hedge’s inception and ongoing on a quarterly basis, whether the derivatives that are used in hedging transactions have been and are expected to

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
continue to be highly effective in offsetting changes in fair values, cash flows or net investment in foreign operations of hedged items. Hedge effectiveness is assessed primarily using quantitative methods as well as using qualitative methods. Quantitative methods include regression or other statistical analysis of changes in fair value or cash flows associated with the hedge relationship. Qualitative methods may include comparison of critical terms of the derivative to the hedged item.
Discontinuance of Hedge Accounting
The Company discontinues hedge accounting prospectively when (1) it is determined that the qualifying criteria are no longer met; (2) the derivative is no longer designated as a hedging instrument; or (3) the derivative expires or is sold, terminated or exercised.
When cash flow hedge accounting is discontinued because the Company becomes aware that it is not probable that the forecasted transaction will occur, the derivative continues to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in AOCI are recognized immediately in earnings.
In other situations in which hedge accounting is discontinued, including those where the derivative is sold, terminated or exercised, amounts previously deferred in AOCI are reclassified into earnings when earnings are impacted by the hedged item.
Embedded Derivatives
The Company purchases investments, and has previously issued and assumed via reinsurance financial products that contain embedded derivative instruments. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument on the Consolidated Balance Sheets, is carried at fair value with changes in fair value reported in net realized capital gains and losses.
Credit Risk
Credit risk is defined as the risk of financial loss due to uncertainty of an obligor’s or counterparty’s ability or willingness to meet its obligations in accordance with agreed upon terms. Credit exposures are measured using the market value of the derivatives, resulting in amounts owed to the Company by its counterparties or potential payment obligations from the Company to its counterparties. The Company generally requires that OTC derivative contracts, other than certain forward contracts, be governed by International Swaps and Derivatives Association ("ISDA") agreements which are structured by legal entity and by counterparty, and permit right of offset. Some agreements require daily collateral settlement based upon agreed upon thresholds. For purposes of daily derivative collateral maintenance, credit exposures are generally quantified based on the prior business day’s market value and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of the derivatives exceed the contractual thresholds. For the Company’s domestic derivative programs, the maximum uncollateralized threshold for a derivative counterparty for a single legal entity is $10. The Company also minimizes the credit risk of derivative instruments by entering into transactions with high quality counterparties primarily rated A or better, which are monitored and evaluated by the Company’s risk management team and reviewed by senior management. OTC-cleared derivatives are governed by clearing house rules. Transactions cleared through a central clearing house reduce risk due to their ability to require daily variation margin and act as an independent valuation source. In addition, the Company monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations.
Cash
Cash represents cash on hand and demand deposits with banks or other financial institutions.
Reinsurance
The Company cedes insurance to affiliated and unaffiliated insurers to enable the Company to manage capital and risk exposure. In ceding risks, the Company uses yearly renewable term, coinsurance and modified coinsurance arrangements and variation thereof. Failure of reinsurers to honor their obligations could result in losses to the Company.
The Company's ceded affiliated reinsurance arrangements are on a modified coinsurance and a coinsurance with funds withheld basis. Under modified coinsurance arrangements, both the ceded reserves and the investment assets that support the reserves are retained by the Company and profit and loss with respect to the obligations and investment returns flow through periodic net settlements. Under coinsurance with funds withheld arrangements, ceded reserves are transferred to the reinsurer, however, investment assets that support the reserves are retained by the Company, and profit and loss with respect to only the investment returns flow through periodic net settlements. Both modified coinsurance and coinsurance with funds withheld arrangements require the Company to establish segregated accounts in which the assets supporting the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
ceded obligations are maintained. A funds withheld liability is established which represents the fair value of investment assets segregated under modified coinsurance or coinsurance with funds withheld reinsurance arrangements.
The funds withheld liability is comprised of a host contract and an embedded derivative. For ceded reinsurance agreements, the Company has an obligation to pay the total return on the assets supporting the funds withheld liability. Interest accrues at a risk-free rate on the host contract and is recorded as net investment income in the Consolidated Statements of Operations. The embedded derivative is similar to a total return swap on the income generated by the underlying assets held by the Company. The change in the embedded derivative is recorded in net realized capital gains (losses).
The Company also cedes to and assumes from other insurers on coinsurance arrangements. Under coinsurance arrangements, reserves and investment assets are transferred from the ceding insurer to the reinsurer. In certain arrangements, the reinsurer will hold the assets supporting the reserves in a trust for the benefit of the ceding insurer.

Reinsurance accounting is followed for ceded and assumed transactions that provide indemnification against loss or liability relating to insurance risk (i.e., risk transfer). To meet risk transfer requirements, a reinsurance agreement must include insurance risk, consisting of underwriting, investment, and timing risk, and a reasonable possibility of a significant loss to the reinsurer. If the ceded and assumed transactions do not meet risk transfer requirements, the Company accounts for these transactions as financing transactions. The deferred gain on or cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. We generally have the right of offset on reinsurance contracts, but have elected to present balances due to and due from reinsurance counterparties on a gross basis on the financial statements.
Premiums, benefits, losses and loss adjustment expenses reflect the net effects of ceded and assumed reinsurance transactions. Included in other assets are prepaid reinsurance premiums, which represent the portion of premiums ceded to reinsurers applicable to the unexpired terms of the reinsurance agreements. Included in reinsurance recoverables are balances due from reinsurance companies for paid and unpaid losses and loss adjustment expenses and are presented net of an ACL which is based on the expectation of lifetime credit loss.
The Company evaluates the financial condition of its reinsurers and concentrations of credit risk. Reinsurance is placed with reinsurers that meet strict financial criteria established by the Company.
Value of Business Acquired
VOBA represents the estimated value assigned to the right to receive future gross profits from cash flows and earnings of acquired insurance and investment contracts as of the date of the transaction. It is based on the actuarially estimated present value of future cash flows from the acquired insurance and investment contracts in-force as of the date of the transaction. The principal assumptions used in estimating VOBA include equity market returns, mortality, persistency, expenses, and discount rates, in addition to other factors that the Company expects to experience in future years. Actual experience on the acquired contracts may vary from these projections and the recovery of VOBA is dependent upon the future profitability of the related business. The Company amortizes VOBA over EGPs and it is reviewed for recoverability quarterly.
The Company also uses the present value of EGPs to determine reserves for universal life type contracts (including variable annuities) with death or other insurance benefits such as guaranteed minimum death benefits, life-contingent guaranteed minimum withdrawal and universal life insurance secondary guarantee benefits. These benefits are accounted for and collectively referred to as death and other insurance benefit reserves and are held in addition to the account value liability representing policyholder funds.
For most life insurance product contracts, including variable annuities, the Company estimates gross profits over 20 years as EGPs emerging subsequent to that time frame are immaterial. Future gross profits are projected over the estimated lives of the underlying contracts, based on future account value projections for variable annuity products. The projection of future account values requires the use of certain assumptions including: separate account returns; separate account fund mix; fees assessed against the contract holder’s account balance; full and partial surrender rates; interest credited; mortality; and annuitization rates. Changes in these assumptions and changes to other assumptions such as expenses and hedging costs cause EGPs to fluctuate, which impacts earnings.
In the third quarter of 2021, the Company completed a comprehensive policyholder behavior assumption study which resulted in a non-market related after-tax charge and incorporated the results of that study into its projection of future gross profits. Additionally, throughout the year, the Company evaluates various aspects of policyholder behavior and will revise its policyholder behavior assumptions if credible emerging data indicates that changes are warranted. Upon completion of an annual assumption study or evaluation of credible new information, the Company will revise its assumptions to reflect its current best estimate. These assumption revisions will change the projected account values and the related EGPs in the VOBA models, as well as EGPs used in the death and other insurance benefit reserving models.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
All assumption changes that affect the estimate of future EGPs including the update of current account values and policyholder behavior assumptions are considered an Unlock in the period of revision. An Unlock adjusts the VOBA, death and other insurance benefit reserve balances on the Consolidated Balance Sheets with an offsetting benefit or charge on the Consolidated Statements of Operations in the period of the revision. An Unlock revises EGPs to reflect the Company's current best estimate assumptions. The Company also tests the aggregate recoverability of VOBA by comparing the existing balance to the present value of future EGPs. An Unlock that results in an after-tax benefit generally occurs as a result of actual experience or future expectations of product profitability being favorable compared to previous estimates. An Unlock that results in an after-tax charge generally occurs as a result of actual experience or future expectations of product profitability being unfavorable compared to previous estimates.
Policyholders or their beneficiaries may make modifications to existing contracts. If the new modification results in a substantially changed replacement contract, the existing VOBA is written off through income. If the modified contract is not substantially changed, the existing VOBA continues to be amortized and incremental costs are expensed in the period incurred.
Reserve for Future Policy Benefits
Reserve for Future Policy Benefits on Universal Life-type Contracts
Certain contracts classified as universal life-type include death and other insurance benefit features. These features include guaranteed minimum death benefit ("GMDB") and the life-contingent portion of guaranteed minimum withdrawal benefit ("GMWB") riders offered with variable annuity contracts, secondary guarantee benefits offered with universal life insurance contracts, as well as GLWB riders and guaranteed annuitization benefits offered by assumed FIA contracts. GMDB riders on variable annuities provide a death benefit during the accumulation phase that is generally equal to the greater of (a) the contract value at death or (b) premium payments less any prior withdrawals and may include adjustments that increase the benefit, such as for maximum anniversary value ("MAV"). For the Company's products with life-contingent GMWB riders, the withdrawal benefit can exceed the guaranteed remaining balance ("GRB"), which is generally equal to premiums less withdrawals. In addition to recording an account value liability that represents policyholder funds, the Company records a death and other insurance benefit liability for GMDBs, the life-contingent portion of GMWBs and the universal life insurance secondary guarantees. Universal life insurance secondary guarantee benefits ensure that the policy will not terminate, and will continue to provide a death benefit, even if there is insufficient policy value to cover the monthly deductions and charges. GLWBs on FIA contracts allow guaranteed lifetime withdrawals even if account value is otherwise insufficient. Certain FIA contracts contain a second notional account value which provides additional annuitization benefits. This death and other insurance benefit liability is reported in reserve for future policy benefits on the Company’s Consolidated Balance Sheets. Changes in the death and other insurance benefit reserves are recorded in benefits, losses and loss adjustment expenses in the Company’s Consolidated Statements of Operations.
The death and other insurance benefit liability is determined by estimating the expected present value of the benefits in excess of the policyholder’s expected account value in proportion to the present value of total expected assessments and investment margin. Total expected assessments are the aggregate of all contract charges, including those for administration, mortality, expense, and surrender. The liability is accrued as actual assessments are earned. The expected present value of benefits and assessments are generally derived from a set of stochastic scenarios that have been calibrated to assumed market rates of return and assumptions including volatility, discount rates, lapse rates and mortality experience. Consistent with the Company’s policy on the Unlock, the Company regularly evaluates estimates used and adjusts the liability, with a related charge or credit to benefits, losses and loss adjustment expenses. For further information on the Unlock, see the Value of Business Acquired accounting policy section within this footnote.
The Company reinsures a majority of its in-force GMDB and GMWB and all of its universal life insurance secondary guarantees.
Reserve for Future Policy Benefits on Traditional Annuity and Other Contracts
Traditional annuities recorded within the reserve for future policy benefits primarily include life-contingent contracts in the payout phase such as structured settlements and terminal funding agreements. Other contracts within the reserve for policyholder benefits include whole life and guaranteed term life insurance contracts. The reserve for future policy benefits is calculated using standard actuarial methods considering the present value of future benefits and related expenses to be paid less the present value of the portion of future premiums required using assumptions “locked in” at the time the policies were issued, including discount rate, withdrawal, mortality and expense assumptions deemed appropriate at the issue date. Future policy benefits are computed at amounts that, with additions from any estimated premiums to be received and with interest on such reserves compounded annually at assumed rates, are expected to be sufficient to meet the Company’s policy obligations at their maturities or in the event of an insured’s death. While assumptions are locked in upon issuance of new contracts and annuitizations of existing contracts, significant changes in experience or assumptions may require the

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Company to establish premium deficiency reserves. Premium deficiency reserves, if any, are established based on current assumptions without considering a provision for adverse deviation. Changes in or deviations from the assumptions used can significantly affect the Company’s reserve levels and results from operations.
The Company uses reinsurance for a portion of its fixed and payout annuity businesses and its life insurance business.
Other Policyholder Funds and Benefits Payable
Other policyholder funds and benefits payable primarily include the non-variable account values associated with variable annuity, assumed FIA and other universal life-type contracts, investment contracts, assumed FIAs and the non-life contingent portion of variable annuity GMWBs that are accounted for as embedded derivatives at fair value as well as other policyholder account balances associated with our life insurance businesses and assumed reinsurance. Investment contracts are non-life contingent and include institutional and governmental deposits, structured settlements and fixed annuities. The liability for investment contracts is equal to the balance that accrues to the benefit of the contract holder as of the financial statement date, which includes the accumulation of deposits plus credited interest, less withdrawals, payments and assessments through the financial statement date. For discussion of fair value of GMWBs and assumed FIAs that represent embedded derivatives, see Note 2 - Fair Value Measurements of Notes to Consolidated Financial Statements.
Separate Account Liabilities
The Company records the variable account value portion of variable annuities, variable life insurance products and individual, institutional, and governmental investment contracts within separate accounts. Separate account assets are reported at fair value and separate account liabilities are reported at amounts consistent with separate account assets. Investment income and gains and losses from those separate account assets accrue directly to the policyholder, who assumes the related investment risk, and are offset by change in the related liability. The Company earns fee income for investment management, certain administrative services and mortality and expense risks.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements
The Company carries certain financial assets and liabilities at estimated fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market in an orderly transaction between market participants. Our fair value framework includes a hierarchy that gives the highest priority to the use of quoted prices in active markets, followed by the use of market observable inputs, followed by the use of unobservable inputs. The fair value hierarchy levels are as follows:
Level 1    Fair values based primarily on unadjusted quoted prices for identical assets, or liabilities, in active markets that the Company has the ability to access at the measurement date.
Level 2    Fair values primarily based on observable inputs, other than quoted prices included in Level 1, or based on prices for similar assets and liabilities.
Level 3    Fair values derived when one or more of the significant inputs are unobservable (including assumptions about risk). With little or no observable market, the determination of fair values uses considerable judgment and represents the Company’s best estimate of an amount that could be realized in a market exchange for the asset or liability. Also included are securities that are traded within illiquid markets and/or priced by independent brokers.
The Company will classify the financial asset or liability by level based upon the lowest level input that is significant to the determination of the fair value. In most cases, both observable inputs (e.g., changes in interest rates) and unobservable inputs (e.g., changes in risk assumptions) are used to determine fair values that the Company has classified within Level 3.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Assets and (Liabilities) Carried at Fair Value by Hierarchy Level as of December 31, 2021 (Successor Company)
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets Accounted for at Fair Value on a Recurring Basis
Fixed maturities, AFS
Asset backed securities ("ABS")	$258	$—	$258	$—
Collateralized loan obligations ("CLOs")	944	—	785	159
Commercial mortgage-backed securities ("CMBS")	2,335	—	2,059	276
Corporate	13,357	39	12,653	665
Foreign government/government agencies	362	—	362	—
Municipal	1,456	—	1,455	1
Residential mortgage-backed securities ("RMBS")	811	—	737	74
U.S. Treasuries	1,448	127	1,321	—
Total fixed maturities	20,971	166	19,630	1,175
Equity securities, at fair value	203	11	171	21
Derivative assets
Credit derivatives	2	—	2	—
Foreign exchange derivatives	7	—	7	—
Interest rate derivatives	18	—	15	3
Macro hedge program	16	—	(11)	27
Total derivative assets [1]	43	—	13	30
Short-term investments	1,254	744	435	75
Reinsurance recoverable for GMWB	(8)	—	—	(8)
Separate account assets [2]	110,021	69,089	40,449	79
Total assets accounted for at fair value on a recurring basis	$132,484	$70,010	$60,698	$1,372
Liabilities accounted for at fair value on a recurring basis
Other policyholder funds and benefits payable
FIA embedded derivative	$(655)	$—	$—	$(655)
GMWB embedded derivative	80	—	—	80
Total other policyholder funds and benefits payable	(575)	—	—	(575)
Derivative liabilities
Foreign exchange derivatives	2	—	2	—
Interest rate derivatives	(25)	—	(22)	(3)
Macro hedge program	(229)	—	(14)	(215)
Total derivative liabilities [3]	(252)	—	(34)	(218)
Modified coinsurance reinsurance contracts	15	—	15	—
Total liabilities accounted for at fair value on a recurring basis	$(812)	$—	$(19)	$(793)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Assets and (Liabilities) Carried at Fair Value by Hierarchy Level as of December 31, 2020 (Predecessor Company)
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets Accounted for at Fair Value on a Recurring Basis
Fixed maturities, AFS
ABS	$444	$—	$444	$—
CLOs	1,428	—	1,169	259
CMBS	1,215	—	1,161	54
Corporate	8,552	—	8,224	328
Foreign government/government agencies	266	—	266	—
Municipal	875	—	875	—
RMBS	769	—	615	154
U.S. Treasuries	1,326	117	1,209	—
Total fixed maturities	14,875	117	13,963	795
Equity securities, at fair value	65	11	22	32
Derivative assets
Foreign exchange derivatives	(1)	—	(1)	—
Interest rate derivatives	6	—	4	2
Macro hedge program	7	—	7	—
Total derivative assets [1]	12	—	10	2
Short-term investments	802	586	194	22
Reinsurance recoverable for GMWB	7	—	—	7
Separate account assets [2]	108,748	67,679	40,609	20
Total assets accounted for at fair value on a recurring basis	$124,509	$68,393	$54,798	$878

Liabilities accounted for at fair value on a recurring basis
Other policyholder funds and benefits payable
GMWB embedded derivative	$21	$—	$—	$21
Total other policyholder funds and benefits payable	21	—	—	21
Derivative liabilities
Foreign exchange derivatives	(1)	—	(1)	—
Interest rate derivatives	(19)	—	(19)	—
Macro hedge program	(460)	—	(19)	(441)
Total derivative liabilities [3]	(480)	—	(39)	(441)
Modified coinsurance reinsurance contracts	(93)	—	(93)	—
Total liabilities accounted for at fair value on a recurring basis	$(552)	$—	$(132)	$(420)
[1]    Includes derivative instruments in a net positive fair value position after consideration of the accrued interest and impact of collateral posting requirements which may be imposed by agreements and applicable law. See footnote 3 to this table for derivative liabilities.
[2]    Approximately $1.6 billion and $877 of investment sales receivables, as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), respectively, are excluded from this disclosure requirement because they are trade receivables in the ordinary course of business where the carrying amount approximates fair value. Included in the total fair value amount are $404 and $441 of investments, as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), respectively, for which the fair value is estimated using the net asset value per unit as a practical expedient which are excluded from the disclosure requirement to classify amounts in the fair value hierarchy.
[3]    Includes derivative instruments in a net negative fair value position (derivative liability) after consideration of the accrued interest and impact of collateral posting requirements which may be imposed by agreements and applicable law.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
Fixed Maturities, Equity Securities, Short-term Investments and Freestanding Derivatives
Valuation Techniques
The Company generally determines fair values using valuation techniques that use prices, rates, and other relevant information evident from market transactions involving identical or similar instruments. Valuation techniques also include, where appropriate, estimates of future cash flows that are converted into a single discounted amount using current market expectations. The Company uses a "waterfall" approach comprised of the following pricing sources and techniques, which are listed in priority order:
•Quoted prices, unadjusted, for identical assets or liabilities in active markets, which are classified as Level 1.
•Prices from third-party pricing services, which primarily utilize a combination of techniques. These services utilize recently reported trades of identical, similar, or benchmark securities making adjustments for market observable inputs available through the reporting date. If there are no recently reported trades, they may use a discounted cash flow technique to develop a price using expected cash flows based upon the anticipated future performance of the underlying collateral discounted at an estimated market rate. Both techniques develop prices that consider the time value of future cash flows and provide a margin for risk, including liquidity and credit risk. Most prices provided by third-party pricing services are classified as Level 2 because the inputs used in pricing the securities are observable. However, some securities that are less liquid or trade less actively are classified as Level 3. Additionally, certain long-dated securities, such as municipal securities and bank loans, include benchmark interest rate or credit spread assumptions that are not observable in the marketplace and are thus classified as Level 3.
•Internal matrix pricing is a valuation process internally developed for private placement securities for which the Company is unable to obtain a price from a third-party pricing service. Internal pricing matrices determine credit spreads that, when combined with risk-free rates, are applied to contractual cash flows to develop a price. The Company develops credit spreads using market based data for public securities adjusted for credit spread differentials between public and private securities, which are obtained from a survey of multiple private placement brokers. The market-based reference credit spread considers the issuer’s sector, financial strength, and term to maturity, using an independent public security index, while the credit spread differential considers the non-public nature of the security. Securities priced using internal matrix pricing are classified as Level 2 because the significant inputs are observable or can be corroborated with observable data.
•Independent broker quotes, which are typically non-binding use inputs that can be difficult to corroborate with observable market based data. Brokers may use present value techniques using assumptions specific to the security types, or they may use recent transactions of similar securities. Due to the lack of transparency in the process that brokers use to develop prices, valuations that are based on independent broker quotes are classified as Level 3.
The fair value of freestanding derivative instruments is determined primarily using a discounted cash flow model or option model technique and incorporates counterparty credit risk. In some cases, quoted market prices for exchange-traded and OTC cleared derivatives may be used and in other cases independent broker quotes may be used. The pricing valuation models primarily use inputs that are observable in the market or can be corroborated by observable market data. The valuation of certain derivatives may include significant inputs that are unobservable, such as volatility levels, and reflect the Company’s view of what other market participants would use when pricing such instruments. Unobservable market data is used in the valuation of customized derivatives that are used to hedge certain GMWB variable annuity riders. See the section “GMWB Embedded, Customized, and Reinsurance Derivatives” below for further discussion of the valuation model used to value these customized derivatives.
Valuation Inputs
Quoted prices for identical assets in active markets are considered Level 1 and consist of on-the-run U.S. Treasuries, money market funds, exchange-traded equity securities, open-ended mutual funds, certain short-term investments, and exchange traded futures and option contracts.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Valuation Inputs Used in Levels 2 and 3 Measurements for Securities and Freestanding Derivatives
Level 2 Primary Observable Inputs	Level 3 Primary Unobservable Inputs
Fixed Maturity Investments
Structured securities (includes ABS, CLOs, CMBS and RMBS)
• Benchmark yields and spreads
• Monthly payment information
• Collateral performance, which varies by vintage year and includes delinquency rates, loss severity rates and refinancing assumptions
• Credit default swap indices

Other inputs for ABS, CLOs, and RMBS:
• Estimate of future principal prepayments, derived from the characteristics of the underlying structure
• Prepayment speeds previously experienced at the interest rate levels projected for the collateral	• Independent broker quotes
• Credit spreads beyond observable curve
• Interest rates beyond observable curve

Other inputs for less liquid securities or those that trade less actively, including subprime RMBS:
• Estimated cash flows
• Credit spreads, which include illiquidity premium
• Constant prepayment rates
• Constant default rates
• Loss severity
Corporates
• Benchmark yields and spreads
• Reported trades, bids, offers of the same or similar securities
• Issuer spreads and credit default swap curves

Other inputs for investment grade privately placed securities that utilize internal matrix pricing:
• Credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature	• Independent broker quotes
• Credit spreads beyond observable curve
• Interest rates beyond observable curve

Other inputs for below investment grade privately placed securities and private bank loans:
• Credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature
U.S Treasuries, Municipals, and Foreign government/government agencies
• Benchmark yields and spreads
• Issuer credit default swap curves
• Political events in emerging market economies
• Municipal Securities Rulemaking Board reported trades and material event notices
• Issuer financial statements	• Credit spreads beyond observable curve • Interest rates beyond observable curve
Equity Securities
• Quoted prices in markets that are not active	• For privately traded equity securities, internal discounted cash flow models utilizing earnings multiples or other cash flow assumptions that are not observable
Short-term Investments
• Benchmark yields and spreads • Reported trades, bids, offers • Issuer spreads and credit default swap curves • Material event notices and new issue money market rates	• Independent broker quotes
Derivatives
Credit derivatives
• Swap yield curve • Credit default swap curves	Not applicable
Foreign exchange derivatives
• Swap yield curve • Currency spot and forward rates • Cross currency basis curves	Not applicable
Interest rate derivatives
• Swap yield curve	• Independent broker quotes • Interest rate volatility • Swap curve beyond 30 years

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Significant Unobservable Inputs for Level 3 - Securities
As of December 31, 2021 (Successor Company)
Assets Accounted for at Fair Value on a Recurring Basis	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
CLOs [3]	$159	Discounted cash flows	Spread	234bps	258bps	257bps	Decrease
CMBS [3]	276	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	203bps	637bps	303bps	Decrease
Corporate [4]	623	Discounted cash flows	Spread	125bps	1,227bps	278bps	Decrease
RMBS [3]	65	Discounted cash flows	Spread [6]	39bps	229bps	90bps	Decrease
			Constant prepayment rate [6]	4%	16%	8%	Decrease [5]
			Constant default rate [6]	1%	4%	3%	Decrease
			Loss severity [6]	—%	100%	64%	Decrease
As of December 31, 2020 (Predecessor Company)
Assets accounted for at Fair Value on a Recurring Basis	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
CLOs [3]	$259	Discounted cash flows	Spread	249bps	305bps	304bps	Decrease
CMBS [3]	49	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	255bps	1,582bps	570bps	Decrease
Corporate [4]	269	Discounted cash flows	Spread	116bps	1,210bps	304bps	Decrease
RMBS [3]	154	Discounted cash flows	Spread [6]	7bps	592bps	119bps	Decrease
			Constant prepayment rate [6]	—%	10%	5%	Decrease [5]
			Constant default rate [6]	2%	6%	3%	Decrease
			Loss severity [6]	—%	100%	81%	Decrease
[1]    The weighted average is determined based on the fair value of the securities.
[2]    Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.
[3]    Excludes securities for which the Company bases fair value on broker quotations.
[4]    Excludes securities for which the Company bases fair value on broker quotations; however, included are broker-priced lower-rated private placement securities for which the Company receives spread and yield information to corroborate the fair value.
[5]    Decrease for above market rate coupons and increase for below market rate coupons.
[6]    Generally, a change in the assumption used for the constant default rate would have been accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumption used for constant prepayment rate and would have resulted in wider spreads.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
The tables below exclude certain securities for which fair values are predominately based on independent broker quotes.

Significant Unobservable Inputs for Level 3 - Freestanding Derivatives
As of December 31, 2021 (Successor Company)
	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
Interest rate derivatives
Interest rate swaps	$3	Discounted cash flows	Swap curve beyond 30 years	2%	2%	2%	Decrease
Interest rate swaptions	(3)	Option model	Interest rate volatility	1%	1%	1%	Increase
Macro hedge program [3] [4]
Equity options	(195)	Option model	Equity volatility	17%	63%	28%	Increase
Interest rate swaption	7	Option model	Interest rate volatility	1%	1%	1%	Increase
As of December 31, 2020 (Predecessor Company)
	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
Interest rate derivatives
Interest rate swaps	$2	Discounted cash flows	Swap curve beyond 30 years	1%	1%	1%	Decrease
Macro hedge program [3] [4]
Equity options	(471)	Option model	Equity volatility	—%	53%	31%	Increase
Customized swaps	21	Discounted cash flows	Equity volatility	16%	26%	19%	Increase
Interest rate swaption	9	Option model	Interest rate volatility	1%	1%	1%	Increase
[1]    The weighted average is determined based on the fair value of the securities.
[2]    Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table. Changes are based on long positions, unless otherwise noted. Changes in fair value will be inversely impacted for short positions.
[3]    Excludes derivatives for which the Company bases fair value on broker quotations.
[4]    Includes activity previously reported as GMWB hedging instruments. For further discussion please refer to the section GMWB Derivatives, net in Note 4 - Derivatives of Notes to Consolidated Financial Statements.
GMWB and FIA Embedded, Customized and Reinsurance Derivatives

GMWB Embedded Derivatives	The Company formerly offered certain variable annuity products with GMWB riders that provide the policyholder with a GRB which is generally equal to premiums less withdrawals. If the policyholder’s account value is reduced to a specified level through a combination of market declines and withdrawals but the GRB still has value, the Company is obligated to continue to make annuity payments to the policyholder until the GRB is exhausted. When payments of the GRB are not life-contingent, the GMWB represents an embedded derivative carried at fair value reported in other policyholder funds and benefits payable on the Consolidated Balance Sheets with changes in fair value reported in net realized capital gains and losses.
FIA Embedded Derivative	The Company assumed through reinsurance FIA contracts that provide the policyholder with benefits that depend on the performance of market indices. Benefits in excess of contract guarantees represent an embedded derivative carried at fair value and reported in other policyholder funds and benefits payable on the Consolidated Balance Sheets with changes in fair value reported in net realized capital gains (losses).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Freestanding Customized Derivatives	The Company previously held freestanding customized derivative contracts to provide protection from certain capital markets risks for the remaining term of specified blocks of GMWB riders written on a direct basis. These customized derivatives are based on policyholder behavior assumptions specified at the inception of the derivative contracts. The Company retained the risk for differences between assumed and actual policyholder behavior and between the performance of the actively managed funds underlying the separate accounts and their respective indices. These derivatives were reported on the Consolidated Balance Sheets within other investments or other liabilities, as appropriate, after considering the impact of master netting agreements.
GMWB Reinsurance Derivative	The Company has reinsurance arrangements with unaffiliated reinsurers in place to transfer a portion of its risk of loss due to GMWB. These arrangements are recognized as derivatives carried at fair value and reported in reinsurance recoverables on the Consolidated Balance Sheets. Changes in the fair value of the reinsurance agreements are reported in net realized capital gains and losses.
Valuation Techniques
Fair values for FIA and GMWB embedded derivatives, freestanding customized derivatives and reinsurance derivatives are classified as Level 3 in the fair value hierarchy and are calculated using internally developed models that utilize significant unobservable inputs because active, observable markets do not exist for these items. In valuing the GMWB embedded derivative, the Company attributes to the derivative a portion of the expected fees to be collected over the expected life of the contract from the contract holder equal to the present value of future GMWB claims. The excess of fees collected from the contract holder in the current period over the portion of fees attributed to the embedded derivative in the current period are associated with the host variable annuity contract and reported in fee income.
Valuation Inputs
The fair value for each of the non-life contingent GMWBs, FIA embedded derivative, the freestanding customized derivatives and the GMWB reinsurance derivative is calculated as an aggregation of the following components: Best Estimate Benefits; Credit Standing Adjustment; and Margins. The Company believes the aggregation of these components results in an amount that a market participant in an active liquid market would require, if such a market existed, to assume the risks associated with the guaranteed minimum benefits and the related reinsurance and customized derivatives. Each component described in the following discussion is unobservable in the marketplace and requires subjectivity by the Company in determining its value.
Best Estimate Benefits
The Best Estimate Benefits are calculated based on actuarial and capital market assumptions related to projected cash flows, including the present value of benefits and related contract charges, over the lives of the contracts, incorporating unobservable inputs including expectations concerning policyholder behavior.
Credit Standing Adjustment
The credit standing adjustment is an estimate of the adjustment to the fair value that market participants would require in determining fair value to reflect the risk that GMWB benefit obligations or the GMWB reinsurance recoverables will not be fulfilled. The Company incorporates a blend of estimates of peer company and reinsurer bond spreads and credit default spreads from capital markets, adjusted for market recoverability.
Margins
The behavior risk margin adds a margin that market participants would require, in determining fair value, for the risk that the Company’s assumptions about policyholder behavior could differ from actual experience. The behavior risk margin is calculated by taking the difference between adverse policyholder behavior assumptions and best estimate assumptions.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Valuation Inputs Used in Levels 2 and 3 Measurements for GMWB and FIA Embedded, Customized and Reinsurance Derivatives
Level 2 Primary Observable Inputs	Level 3 Primary Unobservable Inputs

• Risk-free rates as represented by the Eurodollar futures, LIBOR deposits and swap rates to derive forward curve rates
• Correlations of 10 years of observed historical returns across underlying well-known market indices
• Correlations of historical index returns compared to separate account fund returns
• Equity index levels
• Market implied equity volatility assumptions
• Credit standing adjustment assumptions
• Option budgets

Assumptions about policyholder behavior, including:
• Withdrawal utilization
• Withdrawal rates
• Lapse rates
• Reset elections

Significant Unobservable Inputs for Level 3 GMWB Embedded, Customized and Reinsurance Derivatives
As of December 31, 2021 (Successor Company)
	Unobservable Inputs (Minimum)	Unobservable Inputs (Maximum)	Weighted Average	Impact of Increase in Input on Fair Value Liability [1]
Withdrawal utilization [2]	—%	100%	62%	Increase
Withdrawal rates [3]	4%	8%	6%	Increase
Lapse rates [4]	—%	48%	5%	Decrease [8]
Reset elections [5]	—%	99%	8%	Decrease [8]
Equity volatility [6]	11%	25%	21%	Increase
Credit standing adjustment [7]	0.03%	0.15%	0.09%	Decrease
As of December 31, 2020 (Predecessor Company)
	Unobservable Inputs (Minimum)	Unobservable Inputs (Maximum)	Weighted Average	Impact of Increase in Input on Fair Value Liability [1]
Withdrawal utilization [2]	—%	100%	62%	Increase
Withdrawal rates [3]	4%	8%	6%	Increase
Lapse rates [4]	—%	55%	5%	Decrease [8]
Reset elections [5]	—%	99%	8%	Decrease [8]
Equity volatility [6]	16%	28%	21%	Increase
Credit standing adjustment [7]	0.18%	0.45%	0.34%	Decrease
Significant Unobservable Inputs for Level 3 FIA Embedded Derivative
As of December 31, 2021 (Successor Company)
	Unobservable Inputs (Minimum)	Unobservable Inputs (Maximum)	Weighted Average	Impact of Increase in Input on Fair Value Liability [1]
Withdrawal rates [3]	—%	16%	2%	Decrease
Lapse rates [4]	1%	34%	6%	Decrease
Option budgets [9]	1%	4%	2%	Increase
Credit standing adjustment [7]	0.01%	0.08%	0.05%	Decrease
[1]    Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.
[2]    Range represents assumed percentages of policyholders taking withdrawals.
[3]    Range represents assumed annual percentage of allowable amount withdrawn.
[4]    Range represents assumed annual percentages of policyholders electing a full surrender.
[5]    Range represents assumed annual percentages of eligible policyholders electing to reset their guaranteed benefit base.
[6]    Range represents implied market volatilities for equity indices based on multiple pricing sources.
[7]    Range represents Company credit spreads, adjusted for market recoverability.
[8]    The impact may be an increase for some contracts, particularly those with out of the money guarantees.
[9]    Range represents assumed annual budget for index options.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
Separate Account Assets
Separate account assets are primarily invested in mutual funds. Other separate account assets include fixed maturities, limited partnerships, equity securities, short-term investments and derivatives that are valued in the same manner, and using the same pricing sources and inputs, as those investments held by the Company. For limited partnerships in which fair value represents the separate account’s share of the NAV, 40% and 43% were subject to significant liquidation restrictions as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), respectively. Total limited partnerships that do not allow any form of redemption were 0% as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), respectively. Separate account assets classified as Level 3 primarily include long-dated bank loans, subprime RMBS and commercial mortgage loans.
Level 3 Assets and Liabilities Measured at Fair Value on a Recurring Basis Using Significant Unobservable Inputs
The Company uses derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified within the same fair value hierarchy level as the associated asset or liability. Therefore, the realized and unrealized gains and losses on derivatives reported in the Level 3 roll-forwards may be offset by realized and unrealized gains and losses of the associated assets and liabilities in other line items of the financial statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Fair Value Rollforwards for Financial Instruments Classified as Level 3
		Total Realized/Unrealized Gains (Losses)
	Fair Value as of July 1, 2021	Included in Net Income [1] [2] [6]	Included in OCI [3]	Purchases	Settlements	Sales	Transfers into Level 3 [4]	Transfers out of Level 3 [4]	Fair Value as of December 31, 2021
Assets
Fixed maturities, AFS
ABS	$8	$—	$—	$—	$—	$—	$—	$(8)	$—
CLOs	248	—	—	34	(64)	—	—	(59)	159
CMBS	143	—	(2)	136	(1)	—	—	—	276
Corporate	460	3	(2)	245	(30)	(11)	—	—	665
Municipal	—	—	—	—	—	—	1	—	1
RMBS	108	—	—	29	(29)	(19)	—	(15)	74
Total fixed maturities, AFS	967	3	(4)	444	(124)	(30)	1	(82)	1,175
Equity securities, at fair value	33	20	—	—	(32)	—	—	—	21
Freestanding derivatives
Interest rate	2	2	—	(4)	—	—	—	—	—
Total freestanding derivatives [5]	2	2	—	(4)	—	—	—	—	—
Reinsurance recoverable for GMWB	(6)	(8)	—	—	6	—	—	—	(8)
Separate accounts	15	—	—	71	—	(5)	4	(6)	79
Short-term investments	14	—	—	88	(27)	—	—	—	75
Total assets	$1,025	$17	$(4)	$599	$(177)	$(35)	$5	$(88)	$1,342
Liabilities
Freestanding derivatives
Macro hedge program	$(237)	$153	$—	$(1)	$(103)	$—	$—	$—	$(188)
Total freestanding derivatives [5]	(237)	153	—	(1)	(103)	—	—	—	(188)
Other policyholder funds and benefits payable
FIA embedded derivative	—	—	—	(655)	—	—	—	—	(655)
Guaranteed withdrawal benefits	77	29	—	—	(26)	—	—	—	80
Total other policyholder funds and benefits payable	77	29	—	(655)	(26)	—	—	—	(575)
Total liabilities	$(160)	$182	$—	$(656)	$(129)	$—	$—	$—	$(763)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the six months ended June 30, 2021 (Predecessor Company), for which the Company used significant unobservable inputs (Level 3):

Fair Value Rollforwards for Financial Instruments Classified as Level 3
		Total Realized/Unrealized Gains (Losses)
	Fair Value as of December 31, 2020	Included in Net Income [1] [2] [6]	Included in OCI [3]	Purchases	Settlements	Sales	Transfers into Level 3 [4]	Transfers out of Level 3 [4]	Fair Value as of June 30, 2021
Assets
Fixed maturities, AFS
ABS	$—	$—	$—	$10	$—	$—	$—	$(2)	$8
CLOs	259	—	—	50	(36)	—	—	(25)	248
CMBS	54	—	2	90	—	—	2	(5)	143
Corporate	328	—	(6)	132	(23)	(9)	53	(15)	460
RMBS	154	—	1	5	(34)	(15)	—	(3)	108
Total fixed maturities, AFS	795	—	(3)	287	(93)	(24)	55	(50)	967
Equity securities, at fair value	32	—	—	1	—	—	—	—	33
Freestanding derivatives
Interest rate	2	—	—	—	—	—	—	—	2
Total freestanding derivatives [5]	2	—	—	—	—	—	—	—	2
Reinsurance recoverable for GMWB	7	(19)	—	—	6	—	—	—	(6)
Separate accounts	20	—	—	2	—	(4)	2	(5)	15
Short-term investments	22	—	—	2	(10)	—	—	—	14
Total assets	$878	$(19)	$(3)	$292	$(97)	$(28)	$57	$(55)	$1,025
Liabilities
Freestanding derivatives
Macro hedge program	$(441)	$385	$—	$12	$(193)	$—	$—	$—	$(237)
Total freestanding derivatives [5]	(441)	385	—	12	(193)	—	—	—	(237)
Other policyholder funds and benefits payable
Guaranteed withdrawal benefits	21	82	—	—	(26)	—	—	—	77
Total other policyholder funds and benefits payable	21	82	—	—	(26)	—	—	—	77
Total liabilities	$(420)	$467	$—	$12	$(219)	$—	$—	$—	$(160)
The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the year ended December 31, 2020 (Predecessor Company), for which the Company used significant unobservable inputs (Level 3):

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Fair Value Rollforwards for Financial Instruments Classified as Level 3
		Total Realized/Unrealized Gains (Losses)
	Fair Value as of December 31, 2019	Included in Net Income [1] [2] [6]	Included in OCI [3]	Purchases	Settlements	Sales	Transfers into Level 3 [4]	Transfers out of Level 3 [4]	Fair Value as of December 31, 2020
Assets
Fixed maturities, AFS
ABS	$13	$—	$(1)	$40	$—	$—	$—	$(52)	$—
CLOs	58	—	2	237	(28)	—	—	(10)	259
CMBS	37	—	(3)	18	—	—	2	—	54
Corporate	387	2	12	51	(40)	(24)	357	(417)	328
RMBS	247	—	—	57	(64)	(28)	—	(58)	154
Total fixed maturities, AFS	742	2	10	403	(132)	(52)	359	(537)	795
Equity securities, at fair value	33	—	—	1	—	(2)	—	—	32
Freestanding derivatives
Interest rate	(2)	4	—	—	—	—	—	—	2
GWMB hedging instruments	38	(38)	—	—	—	—	—	—	—
Total freestanding derivatives [5]	36	(34)	—	—	—	—	—	—	2
Reinsurance recoverable for GMWB	17	(21)	—	—	11	—	—	—	7
Separate accounts	23	—	—	12	—	(7)	—	(8)	20
Short-term investments	6	—	—	22	(6)	—	—	—	22
Total assets	$857	$(53)	$10	$438	$(127)	$(61)	$359	$(545)	$878
Liabilities
Freestanding derivatives
Macro hedge program	(113)	(456)	—	339	(211)	—	—	—	(441)
Total freestanding derivatives [5]	(113)	(456)	—	339	(211)	—	—	—	(441)
Other policyholder funds and benefits payable
Guaranteed withdrawal benefits	5	67	—	—	(51)	—	—	—	21
Total other policyholder funds and benefits payable	5	67	—	—	(51)	—	—	—	21
Total liabilities	$(108)	$(389)	$—	$339	$(262)	$—	$—	$—	$(420)
[1]    The Company classifies realized and unrealized gains (losses) on FIA and GMWB reinsurance derivatives and GMWB embedded derivatives as unrealized gains (losses) for purposes of disclosure in this table because it is impracticable to track on a contract-by-contract basis the realized gains (losses) for these derivatives and embedded derivatives.
[2]     Amounts in these columns are generally reported in net realized capital gains (losses). The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. All amounts are before income taxes and amortization.
[3]    All amounts are before income taxes and amortization.
[4]     Transfers in and/or (out) of Level 3 are primarily attributable to the availability of market observable information and the re-evaluation of the observability of pricing inputs.
[5]     Derivative instruments are reported in this table on a net basis for asset (liability) positions and reported in the Consolidated Balance Sheets in other investments and other liabilities.
[6]     Includes both market and non-market impacts in deriving realized and unrealized gains (losses).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Changes in Unrealized Gains (Losses) Included in Net Income for Financial Instruments Classified as Level 3 Still Held at End of Period [1] [2]
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020
Assets
Freestanding derivatives
Interest rate	$2	$(40)	$6
GMWB hedging instruments [3]			(16)
Total freestanding derivatives	2	(40)	(10)
Reinsurance recoverable for GMWB	(8)	(19)	(21)
Total assets	(6)	(59)	(31)
Liabilities
Freestanding derivatives
Macro hedge program [3]	(63)	(121)	(212)
Total freestanding derivatives	(63)	(121)	(212)
Other policyholder funds and benefits payable
Guaranteed withdrawal benefits	29	82	67
Total other policyholder funds and benefits payable	29	82	67
Total liabilities	$(34)	$(39)	$(145)
[1]    All amounts presented are reported in net realized capital gains (losses).The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. All amounts are before income taxes and amortization.
[2]     Amounts presented are for Level 3 only and therefore may not agree to other disclosures included herein.
[3]    The dynamic hedge program, which included GMWB hedging instruments, was closed in the first half of 2020. Any risks previously covered by the dynamic hedging are now covered by the macro hedge program.

Changes in Unrealized Gains (Losses) Included in OCI for Financial Instruments Classified as Level 3 Still Held at End of Period [1]
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020
Assets
Fixed maturities, AFS
CLOs	$—	$—	$1
CMBS	(2)	3	(3)
Corporate	(2)	(4)	7
RMBS	—	1	(1)
Total fixed maturities, AFS	(4)	—	4
Total assets	$(4)	$—	$4
[1]    Changes in unrealized gains (losses) on fixed maturities, AFS are reported in changes in net unrealized gain on fixed maturities, AFS on the Consolidated Statements of Comprehensive Income (Loss).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Financial Assets and Liabilities Not Carried at Fair Value
	Fair Value Hierarchy Level	Successor Company		Predecessor Company
		Carrying Amount [1]	Fair Value	Carrying Amount [1]	Fair Value
		December 31, 2021		December 31, 2020
Assets
Policy loans	Level 3	$1,484	$1,484	$1,452	$1,452
Mortgage loans [1]	Level 3	$2,131	$2,138	$2,092	$2,248
Liabilities
Other policyholder funds and benefits payable [2]	Level 3	$5,137	$4,792	$5,282	$5,261
Funds withheld liability	Level 3	$6,379	$6,379
[1]    As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the carrying amount of mortgage loans was net of ACL of $12 and $17, respectively.
[2]    Excludes group accident and health and universal life insurance contracts, including Corporate Owned Life Insurance ("COLI").

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments

Net Investment Income
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
(Before tax)			2020	2019
Fixed maturities [1]	$174	$243	$518	$586
Equity securities	10	2	7	6
Mortgage loans	32	45	92	92
Policy loans	36	40	82	84
Limited partnerships and other alternative investments	259	216	130	161
Other [2]	1	1	13	19
Investment expense	(14)	(13)	(26)	(24)
Total net investment income	$498	$534	$816	$924
[1]    Includes net investment income on short-term investments.
[2]     Includes income from derivatives that qualify for hedge accounting and hedge fixed maturities along with income on assets from the COLI block of business.

Net Realized Capital Gains (Losses)
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
(Before tax)			2020	2019
Gross gains on sales	$14	$55	$166	$67
Gross losses on sales	(20)	(8)	(32)	(18)
Net realized gains (losses) on sales of equity securities	19	—	—	—
Change in net unrealized gains (losses) on equity securities [1]	(2)	—	1	2
Net credit losses on fixed maturities, AFS [2]	—	—	(1)
Change in ACL on mortgage loans [3]	—	6	(8)
Intent-to-sell impairments	—	—	(6)	—
Net other-than-temporary impairments ("OTTI") losses recognized in earnings				(4)
Results of variable annuity hedge program:
GMWB derivatives, net			82	53
Macro hedge program	(67)	(243)	(414)	(418)
Total results of variable annuity hedge program	(67)	(243)	(332)	(365)
Transactional foreign currency revaluation	—	—	3	(4)
Non-qualifying foreign currency derivatives	5	(2)	(7)	(4)
Modified coinsurance reinsurance derivative contracts	15	22	(50)	(55)
Other, net [4]	16	(72)	192	106
Net realized capital losses	$(20)	$(242)	$(74)	$(275)
[1]     The net unrealized gains (losses) on equity securities included in net realized capital gains (losses) related to equity securities still held as of December 31, 2021, were $(3) for the period of July 1, 2021 to December 31, 2021 (Successor Company). The net unrealized gains (losses) on equity securities included in net realized capital gains (losses) related to equity securities still held as of June 30, 2021, were $1 for the six months ended June 30, 2021 (Predecessor Company). The net unrealized gains (losses) on equity securities included in net realized capital gains (losses) related to equity securities still held as of December 31, 2020, were $4 for the year ended December 31, 2020 (Predecessor Company). The net unrealized gains (losses) on equity securities included in net realized capital gains (losses) related to equity securities still held as of December 31, 2019 were $(2) for year ended December 31, 2019 (Predecessor Company).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
[2]    Due to the adoption of accounting guidance for credit losses on January 1, 2020, realized capital losses previously reported as OTTI are now presented as credit losses which are net of any recoveries. For further information, refer to Note 1 - Basis of Presentation and Significant Accounting Policies.
[3]    Represents the change in ACL recorded during the period following the adoption of accounting guidance for credit losses on January 1, 2020. For further information, refer to Note 1 - Basis of Presentation and Significant Accounting Policies.
[4] Includes gains (losses) on non-qualifying derivatives, excluding foreign currency derivatives, of $37 for the period of July 1, 2021 to December 31, 2021 (Successor Company), $(54) for the six months ended June 30, 2021 (Predecessor Company), and $149 and $54 for the years ended December 31, 2020 and 2019, respectively (Predecessor Company).

Sales of AFS Securities
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
			2020	2019
Fixed maturities, AFS
Sale proceeds	$2,372	$1,007	$1,789	$2,541
Gross gains	14	55	165	67
Gross losses	(16)	(8)	(31)	(16)
Sales of fixed maturities, AFS in 2021 were primarily a result of tactical changes to the portfolio driven by changing market conditions, in addition to duration and liquidity management.
Accrued Interest Receivable on Fixed Maturities, AFS and Mortgage Loans
As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the Company reported accrued interest receivable related to fixed maturities, AFS of $178 and $114, respectively, and accrued interest receivable related to mortgage loans of $6 and $7, respectively. These amounts are recorded in other assets on the Consolidated Balance Sheets and are not included in the carrying value of the fixed maturities or mortgage loans. The Company does not include the current accrued interest receivable balance when estimating the ACL. The Company has a policy to write-off accrued interest receivable balances that are more than 90 days past due. Write-offs of accrued interest receivable are recorded as a credit loss component of realized capital gains and losses.
Interest income on fixed maturities and mortgage loans is accrued unless it is past due over 90 days or management deems the interest uncollectible.
Recognition and Presentation of Intent-to-Sell Impairments and ACL on Fixed Maturities, AFS
The Company will record an "intent-to-sell impairment" as a reduction to the amortized cost of fixed maturities, AFS in an unrealized loss position if the Company intends to sell or it is more likely than not that the Company will be required to sell the fixed maturity before a recovery in value. A corresponding charge is recorded in net realized capital losses equal to the difference between the fair value on the impairment date and the amortized cost basis of the fixed maturity before recognizing the impairment.
When fixed maturities are in an unrealized loss position and the Company does not record an intent-to-sell impairment, the Company will record an ACL, through net realized capital gains and losses, for the portion of the unrealized loss due to a credit loss. Any remaining unrealized loss on a fixed maturity after recording an ACL is the non-credit amount and is recorded in OCI. The ACL is the excess of the amortized cost over the greater of the Company's best estimate of the present value of expected future cash flows or the security's fair value. Cash flows are discounted at the effective yield that is used to record interest income. The ACL cannot exceed the unrealized loss and, therefore, it may fluctuate with changes in the fair value of the fixed maturity if the fair value is greater than the Company's best estimate of the present value of expected future cash flows. The initial ACL and any subsequent changes are recorded in net realized capital gains and losses. The ACL is written off against the amortized cost in the period in which all or a portion of the related fixed maturity is determined to be uncollectible.
Prior to January 1, 2020, the Company recorded an OTTI for those fixed maturities for which the Company did not expect to recover the entire amortized cost basis. For these securities, the excess of the amortized cost basis over its fair value was separated into the portion representing a credit OTTI, which was recorded in net realized capital losses, and the remaining non-credit amount, which was recorded in OCI. The credit OTTI amount is the excess of its amortized cost basis over the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
Company’s best estimate of discounted expected future cash flows. The non-credit amount is the excess of the best estimate of the discounted expected future cash flows over the fair value. The Company’s best estimate of discounted expected future cash flows became the new cost basis and accreted prospectively into net investment income over the estimated remaining life of the security. Amounts previously recognized in accumulated other comprehensive income as of the ASU 2016-13 guidance adoption date that relate to improvements in cash flows expected to be collected will continue to be accreted into income over the asset's remaining life.
Developing the Company’s best estimate of expected future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions regarding the future performance. The Company's considerations include, but are not limited to (a) changes in the financial condition of the issuer and/or the underlying collateral, (b) whether the issuer is current on contractually obligated interest and principal payments, (c) credit ratings, (d) payment structure of the security and (e) the extent to which the fair value has been less than the amortized cost of the security.
For non-structured securities, assumptions include, but are not limited to, economic and industry-specific trends and fundamentals, instrument-specific developments including changes in credit ratings, industry earnings multiples and the issuer’s ability to restructure, access capital markets, and execute asset sales.
For structured securities, assumptions include, but are not limited to, various performance indicators such as historical and projected default and recovery rates, credit ratings, current and projected delinquency rates, loan-to-value ratios ("LTVs"), average cumulative collateral loss rates that vary by vintage year, prepayment speeds, and property value declines. These assumptions require the use of significant management judgment and include the probability of issuer default and estimates regarding timing and amount of expected recoveries which may include estimating the underlying collateral value.

ACL on Fixed Maturities, AFS by Type for the Period of July 1, 2021 to December 31, 2021 (Successor Company)
(Before tax)	Corporate	Total
Balance, beginning of period	$—	$—
Credit losses on fixed maturities where an allowance was not previously recorded	—	—
Balance, end of period	$—	$—

ACL on Fixed Maturities, AFS by Type for the Six Months Ended June 30, 2021 (Predecessor Company)
(Before tax)	Corporate	Total
Balance, beginning of period	$1	$1
Credit losses on fixed maturities where an allowance was not previously recorded	—	—
Balance, end of period	$1	$1

ACL on Fixed Maturities, AFS by Type for the Year Ended December 31, 2020 (Predecessor Company)
(Before tax)	Corporate	Total
Balance, beginning of period	$—	$—
Credit losses on fixed maturities where an allowance was not previously recorded	1	1
Balance, end of period	$1	$1

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Cumulative Credit Impairments on Fixed Maturities, AFS (Predecessor Company)
For the Year Ended December 31, 2019
(Before tax)
Balance as of beginning of period	$(6)
Additions for credit impairments recognized on [1]:
Fixed maturities not previously impaired	(4)
Reductions for credit impairments previously recognized on:
Fixed maturities that matured or were sold during the period	6
Fixed maturities due to an increase in expected cash flows	—
Balance as of end of period	$(4)
[1]    These additions are included in net realized capital gains (losses) on the Consolidated Statements of Operations.
Fixed Maturities, AFS

Fixed Maturities, AFS by Type
	Successor Company					Predecessor Company
	December 31, 2021					December 31, 2020
	Amortized Cost	ACL	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Amortized Cost [1]	ACL	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
ABS	$260	$—	$—	$(2)	$258	$436	$—	$8	$—	$444
CLOs	945	—	—	(1)	944	1,425	—	7	(4)	1,428
CMBS	2,345	—	4	(14)	2,335	1,152	—	77	(11)	1,215
Corporate	13,380	—	50	(73)	13,357	7,240	(1)	1,296	(12)	8,552
Foreign government/government agencies	365	—	1	(4)	362	236	—	32	—	266
Municipal bonds	1,452	—	10	(6)	1,456	761	—	115	(1)	875
RMBS	818	—	—	(7)	811	745	—	26	(2)	769
U.S. Treasuries	1,421	—	28	(1)	1,448	1,142	—	192	(8)	1,326
Total fixed maturities, AFS	$20,986	$—	$93	$(108)	$20,971	$13,137	$(1)	$1,753	$(38)	$14,875
[1]    The cost or amortized cost of assets that support modified coinsurance reinsurance contracts were not adjusted as part of the application of pushdown accounting. As a result, gross unrealized gains (losses) only include subsequent changes in value recorded in AOCI beginning June 1, 2018. Prior changes in value have been recorded in additional paid-in capital.

Fixed Maturities, AFS by Contractual Maturity Year
	Successor Company		Predecessor Company
	December 31, 2021		December 31, 2020
Contractual Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value
One year or less	$341	$341	$238	$241
Over one year through five years	2,904	2,890	1,376	1,462
Over five years through ten years	5,248	5,241	1,808	2,052
Over ten years	8,125	8,151	5,957	7,264
Subtotal	16,618	16,623	9,379	11,019
Mortgage-backed and asset-backed securities	4,368	4,348	3,758	3,856
Total fixed maturities, AFS	$20,986	$20,971	$13,137	$14,875

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
Estimated maturities may differ from contractual maturities due to call or prepayment provisions. Due to the potential for variability in payment speeds (i.e. prepayments or extensions), mortgage-backed and asset-backed securities are not categorized by contractual maturity.
Concentration of Credit Risk
The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk.
The Company had no investment exposure to any credit concentration risk of a single issuer greater than 10% of the Company's stockholders' equity, other than the U.S. government and certain U.S. government agencies as of December 31, 2021 (Successor Company) or 2020 (Predecessor Company). As of December 31, 2021 (Successor Company), other than U.S. government and certain U.S. government agencies, the Company’s three largest exposures by issuer were the Harbourvest Structured Solutions IV, the IBM Corporation, and the Wells Fargo & Company, which each comprised less than 1% of total invested assets. As of December 31, 2020 (Predecessor Company), other than U.S. government and certain U.S. government agencies, the Company’s three largest exposures by issuer were the IBM Corporation, the Walt Disney Company, and the Wells Fargo & Company, which each comprised less than 1% of total invested assets.
The Company’s three largest exposures by sector as of December 31, 2021 (Successor Company), were financial services, U.S. Treasuries, and utilities which comprised approximately 9%, 8%, and 7%, respectively, of total invested assets. The Company’s three largest exposures by sector as of December 31, 2020 (Predecessor Company) were financial services, utilities, and the CLO sector which comprised approximately 8%, 8%, and 7%, respectively, of total invested assets.
Unrealized Losses on Fixed Maturities, AFS

Unrealized Loss Aging for Fixed Maturities, AFS by Type and Length of Time as of December 31, 2021
Successor Company
	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
ABS	$252	$(2)	$—	$—	$252	$(2)
CLOs	751	(1)	—	—	751	(1)
CMBS	961	(14)	—	—	961	(14)
Corporate	5,788	(73)	—	—	5,788	(73)
Foreign government/government agencies	173	(4)	—	—	173	(4)
Municipal	337	(6)	—	—	337	(6)
RMBS	537	(7)	—	—	537	(7)
U.S. Treasuries	217	(1)	—	—	217	(1)
Total fixed maturities, AFS in an unrealized loss position	$9,016	$(108)	$—	$—	$9,016	$(108)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Unrealized Loss Aging for Fixed Maturities, AFS by Type and Length of Time as of December 31, 2020
Predecessor Company
	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
ABS	$—	$—	$16	$—	$16	$—
CLOs	346	(1)	411	(3)	757	(4)
CMBS	214	(11)	2	—	216	(11)
Corporate	110	(9)	63	(3)	173	(12)
Foreign government/government agencies	1	—	—	—	1	—
Municipal	28	(1)	—	—	28	(1)
RMBS	223	(1)	39	(1)	262	(2)
U.S. Treasuries	236	(8)	—	—	236	(8)
Total fixed maturities, AFS in an unrealized loss position	$1,158	$(31)	$531	$(7)	$1,689	$(38)
As of December 31, 2021 (Successor Company), fixed maturities, AFS in an unrealized loss position consisted of 1,680 instruments, primarily in the corporate sectors, most notably utilities, financial services, technology and communications, and energy, as well as CMBS which were depressed largely due to higher interest rates and/or wider credit spreads since the purchase date. As of December 31, 2021 (Successor Company), 100% of these fixed maturities were depressed less than 20%of cost or amortized cost. The gross unrealized losses increased $70 compared to December 31, 2020 (Predecessor Company) primarily attributable to higher interest rates, partially offset by tighter credit spreads. The increase was also partially offset by the application of pushdown accounting in connection with the Sixth Street Acquisition. Refer to Note 1 - Basis of Presentation and Significant Accounting Policies for more information regarding the sale of the Company.

There were no fixed maturities depressed for twelve months or more. The Company neither has an intention to sell nor does it expect to be required to sell the fixed maturities outlined in the preceding discussion. The decision to record credit losses on fixed maturities, AFS in the form of an ACL requires us to make qualitative and quantitative estimates of expected future cash flows. Actual cash flows could deviate significantly from our expectations resulting in realized losses in future periods.
Mortgage Loans
ACL on Mortgage Loans
The Company reviews mortgage loans on a quarterly basis to estimate the ACL, with changes in the ACL recorded in net realized capital gains (losses). Apart from an ACL recorded on individual mortgage loans where the borrower is experiencing financial difficulties, the Company records an ACL on the pool of mortgage loans based on lifetime expected credit losses. The Company utilizes a third-party forecasting model to estimate lifetime expected credit losses at a loan level under multiple economic scenarios. The scenarios use macroeconomic data provided by an internationally recognized economics firm that generates forecasts of varying economic factors such as GDP growth, unemployment and interest rates. The economic scenarios are projected over 10 years. The first two to four years of the 10-year period assume a specific modeled economic scenario (including moderate upside, moderate recession and severe recession scenarios) and then revert to historical long-term assumptions over the remaining period. Using these economic scenarios, the forecasting model projects property-specific operating income and capitalization rates used to estimate the value of a future operating income stream. The operating income and the property valuations derived from capitalization rates are compared to loan payment and principal amounts to create debt-service coverage ratios ("DSCRs") and LTVs over the forecast period. The model overlays historical data about mortgage loan performance based on DSCRs and LTVs and projects the probability of default, amount of loss given a default and resulting expected loss through maturity for each loan under each economic scenario. Economic scenarios are probability-weighted based on a statistical analysis of the forecasted economic factors and qualitative analysis. The Company records the change in the ACL on mortgage loans based on the weighted-average expected credit losses across the selected economic scenarios.
When a borrower is experiencing financial difficulty, including when foreclosure is probable, the Company measures an ACL on individual mortgage loans. The ACL is established for any shortfall between the amortized cost of the loan and the fair value of the collateral less costs to sell. Estimates of collectibility from an individual borrower require the use of significant management judgment and include the probability and timing of borrower default and loss severity estimates. In addition, cash flow projections may change based upon new information about the borrower's ability to pay and/or the value of

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
underlying collateral such as changes in projected property value estimates. As of December 31, 2021 (Successor Company), the Company did not have any mortgage loans for which an ACL was established on an individual basis.
There were no mortgage loans held-for-sale as of December 31, 2021 (Successor Company) or 2020 (Predecessor Company). In addition, as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the Company had no mortgage loans that have had extensions or restructurings other than what is allowable under the original terms of the contract.
Prior to January 1, 2020, the accounting model was based on an incurred loss approach. Mortgage loans were considered to be impaired when management estimated that, based upon current information and events, it was probable that the Company would be unable to collect amounts due according to the contractual terms of the loan agreement. For mortgage loans that were deemed impaired, a valuation allowance was established for the difference between the carrying amount and estimated value. Changes in valuation allowances were recorded in net realized capital gains and losses.

ACL on Mortgage Loans
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
			2020	2019
Beginning balance	$—	$17	$—	$5
Cumulative effect of accounting changes [1]			9
Cumulative effect of pushdown accounting	12
Adjusted beginning balance ACL [2]	12	17	9	5
Current period provision (release)	—	(6)	8	(5)
Ending balance	$12	$11	$17	$—
[1] Represents the establishment of ACL recorded on adoption of accounting guidance for credit losses on January 1, 2020. For further                 information, refer to Note 1 - Basis of Presentation and Significant Accounting Policies.
[2] Prior to adoption of accounting guidance for credit losses on January 1, 2020, amounts were presented as a valuation allowance on mortgage loans.
The increase in the allowance for the period of July 1, 2021 to December 31, 2021 (Successor Company) was the result of pushdown accounting. The decrease in the allowance for the six months ended June 30, 2021 (Predecessor Company), is the result of improved economic scenarios, including improved GDP growth and unemployment, and higher property valuations as compared to the prior periods. We continue to monitor the impact on our mortgage loan portfolio from borrower behavior in response to the economic stress caused by the pandemic. Borrowers with lower LTVs have an incentive to continue to make payments of principal and/or interest in order to preserve the equity they have in the underlying commercial real estate properties. During 2020 (Predecessor Company), the Company increased the estimate of the ACL in response to significant economic stress experienced as a result of the COVID-19 pandemic.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
The weighted-average LTV ratio of the Company’s mortgage loan portfolio was 51% as of December 31, 2021 (Successor Company), while the weighted-average LTV ratio at origination of these loans was 61%. LTV ratios compare the loan amount to the value of the underlying property collateralizing the loan with property values based on appraisals updated no less than annually. Factors considered in estimating property values include, among other things, actual and expected property cash flows, geographic market data and the ratio of the property's net operating income to its value. DSCR compares a property’s net operating income to the borrower’s principal and interest payments and are updated no less than annually through reviews of underlying properties.

Mortgage Loans LTV & DSCR by Origination Year as of December 31, 2021 (Successor Company)
	2021		2020		2019		2018		2017		2016 & Prior		Total
Loan-to-Value	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost [1]	Avg. DSCR
65% - 80%	7	2.37x	18	2.62x	25	1.55x	43	1.00x	41	1.94x	37	1.23x	171	1.60x
Less than 65%	378	2.68x	160	2.43x	234	2.89x	270	2.00x	235	2.27x	695	2.54x	1,972	2.50x
Total mortgage loans	$385	2.68x	$178	2.45x	$259	2.76x	$313	1.86x	$276	2.22x	$732	2.47x	$2,143	2.42x
[1]    As of December 31, 2021 (Successor Company), the amortized cost of mortgage loans excludes ACL of $12.

Mortgage Loans LTV & DSCR by Origination Year as of December 31, 2020 (Predecessor Company)
	2020		2019		2018		2017		2016		2015 & Prior		Total
Loan-to-Value	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost [1]	Avg. DSCR
65% - 80%	6	1.24x	78	1.56x	175	1.75x	94	1.98x	1	2.95x	54	1.12x	408	1.68x
Less than 65%	164	2.26x	207	2.95x	178	2.24x	248	2.35x	176	2.90x	728	2.29x	1,701	2.44x
Total mortgage loans	$170	2.23x	$285	2.56x	$353	1.99x	$342	2.25x	$177	2.90x	$782	2.21x	$2,109	2.29x
[1] As of December 31, 2020 (Predecessor Company), the amortized cost of mortgage loans excludes ACL of $17.

Mortgage Loans by Region
	Successor Company		Predecessor Company
	December 31, 2021		December 31, 2020
	Amortized Cost [1]	Percent of Total	Amortized Cost [1]	Percent of Total
East North Central	$78	3.6%	$80	3.8%
East South Central	20	0.9%	19	0.9%
Middle Atlantic	152	7.1%	154	7.3%
Mountain	142	6.6%	78	3.7%
New England	87	4.1%	83	3.9%
Pacific	559	26.1%	562	26.7%
South Atlantic	627	29.3%	569	27.0%
West South Central	184	8.6%	213	10.1%
Other [2]	294	13.7%	351	16.6%
Total mortgage loans	$2,143	100%	$2,109	100%
[1]    As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the amortized cost of mortgage loans excludes ACL of $12 and $17, respectively.
[2]    Primarily represents loans collateralized by multiple properties in various regions.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Mortgage Loans by Property Type
	Successor Company		Predecessor Company
	December 31, 2021		December 31, 2020
	Amortized Cost [1]	Percent of Total	Amortized Cost [1]	Percent of Total
Commercial
Industrial	$711	33.2%	$602	28.6%
Lodging	—	—%	22	1.0%
Multifamily	590	27.5%	536	25.4%
Office	423	19.7%	481	22.8%
Retail	403	18.8%	418	19.8%
Single Family	16	0.8%	50	2.4%
Total mortgage loans	$2,143	100%	$2,109	100%
[1]    As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the amortized cost of mortgage loans excludes ACL of $12 and $17, respectively.
Past-Due Mortgage Loans
Mortgage loans are considered past due if a payment of principal or interest is not received according to the contractual terms of the loan agreement, which typically includes a grace period. As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the Company held no mortgage loans considered past due.
Purchased Financial Assets with Credit Deterioration
Purchased financial assets with credit deterioration ("PCD") are purchased financial assets with a “more-than-insignificant” amount of credit deterioration since origination. PCD assets are assessed only at initial acquisition date and for any investments identified, the Company records an allowance at acquisition with a corresponding increase to the amortized cost basis. As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the Company held no PCD fixed maturities, AFS or mortgage loans.
Variable Interest Entities
The Company is engaged with various special purpose entities and other entities that are deemed to be variable interest entities ("VIEs") primarily as an investor through normal investment activities.
A VIE is an entity that either has investors that lack certain essential characteristics of a controlling financial interest, such as simple majority kick-out rights, or lacks sufficient funds to finance its own activities without financial support provided by other entities. The Company performs ongoing qualitative assessments of its VIEs to determine whether the Company has a controlling financial interest in the VIE and therefore is the primary beneficiary. The Company is deemed to have a controlling financial interest when it has both the ability to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or right to receive benefits from the VIE that could potentially be significant to the VIE. Based on the Company’s assessment, if it determines it is the primary beneficiary, the Company consolidates the VIE on the Company’s Consolidated Financial Statements. As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the Company did not hold any VIEs for which it was the primary beneficiary.
Non-Consolidated VIEs
The Company, through normal investment activities, makes passive investments in limited partnerships and other alternative investments. For these non-consolidated VIEs, the Company has determined it is not the primary beneficiary as it has no ability to direct activities that could significantly affect the economic performance of the investments. The Company’s maximum exposure to loss as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company) is limited to the total carrying value of $1.1 billion and $975, respectively, which are included in limited partnerships and other alternative investments on the Company's Consolidated Balance Sheets. As of December 31, 2021(Successor Company) and 2020 (Predecessor Company), the Company had outstanding commitments totaling $419 and $461, respectively, whereby the Company is committed to fund these investments and may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. These investments are generally of a passive nature in that the Company does not take an active role in management.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
In addition, the Company makes passive investments in structured securities issued by VIEs for which the Company is not the manager. These investments are included in ABS, CLOs, CMBS, and RMBS and are reported in fixed maturities, AFS on the Company’s Consolidated Balance Sheets. The Company has not provided financial or other support with respect to these investments other than its original investment. For these investments, the Company determined it is not the primary beneficiary due to the relative size of the Company’s investment in comparison to the principal amount of the structured securities issued by the VIEs, the Company’s inability to direct the activities that most significantly impact the economic performance of the VIEs, and, where applicable, the level of credit subordination which reduces the Company’s obligation to absorb losses or right to receive benefits. The Company’s maximum exposure to loss on these investments is limited to the amount of the Company’s investment.
Repurchase Agreements and Other Collateral Transactions
The Company enters into securities financing transactions as a way to earn additional income or manage liquidity, primarily through repurchase agreements.
Repurchase Agreements
From time to time, the Company enters into repurchase agreements to manage liquidity or to earn incremental income. A repurchase agreement is a transaction in which one party (transferor) agrees to sell securities to another party (transferee) in return for cash (or securities), with a simultaneous agreement to repurchase the same securities at a specified price at a later date. The maturity of these transactions is generally of ninety days or less. Repurchase agreements include master netting provisions that provide both parties the right to offset claims and apply securities held by them with respect to their obligations in the event of a default. Although the Company has the contractual right to offset claims, the Company's current positions do not meet the specific conditions for net presentation.
Under repurchase agreements, the Company transfers collateral of U.S. government and government agency securities and receives cash. For repurchase agreements, the Company obtains cash in an amount equal to at least 95% of the fair value of the securities transferred. The agreements require additional collateral to be transferred under specified conditions and provide the counterparty the right to sell or re-pledge the securities transferred. The cash received from the repurchase program is typically invested in short-term investments or fixed maturities and is reported as an asset on the Company's Consolidated Balance Sheets. The Company accounts for the repurchase agreements as collateralized borrowings. The securities transferred under repurchase agreements are included in fixed maturities, AFS with the obligation to repurchase those securities recorded in other liabilities on the Company's Consolidated Balance Sheets.
From time to time, the Company enters into reverse repurchase agreements where the Company purchases securities and simultaneously agrees to resell the same or substantially the same securities. The maturity of these transactions is generally within one year. The agreements require additional collateral to be transferred to the Company under specified conditions and the Company has the right to sell or re-pledge the securities received. The Company accounts for reverse repurchase agreements as collateralized financing. The receivable for reverse repurchase agreements is included within short-term investments in the Company's Consolidated Balance Sheets.

Repurchase Agreements
	Successor Company	Predecessor Company
	December 31, 2021	December 31, 2020
	Fair Value	Fair Value
Repurchase agreements:
Gross amount of recognized liabilities for repurchase agreements	$663	$262
Gross amount of collateral pledged related to repurchase agreements [1]	$679	$267
Gross amount of recognized receivables for reverse repurchase agreements [2]	$44	$28
[1]    Collateral pledged is included within fixed maturities, AFS and short-term investments on the Company's Consolidated Balance Sheets.
[2]    Collateral received is included within short-term investments on the Company's Consolidated Balance Sheets.
Other Collateral Transactions
The Company is required by law to deposit securities with government agencies in certain states in which it conducts business. As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the fair value of securities on deposit was $26 and $28, respectively.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
For disclosure of collateral in support of derivative transactions, refer to the Derivative Collateral Arrangements section of Note 4 - Derivatives of Notes to Consolidated Financial Statements.
Equity Method Investments
The majority of the Company's investments in limited partnerships and other alternative investments, including hedge funds, mortgage and real estate funds, and private equity and other funds (collectively, “limited partnerships”), are accounted for under the equity method of accounting. The Company recognized total equity method income of $259 for the period of July 1, 2021 to December 31, 2021 (Successor Company), $216 for the six months ended June 30, 2021 (Predecessor Company), $130 and $161 for the years ended December 31, 2020 and 2019 (Predecessor Company), respectively. Equity method income is reported in net investment income. The Company’s maximum exposure to loss as of December 31, 2021 (Successor Company) is limited to the total carrying value of $1.1 billion. In addition, the Company has outstanding commitments totaling approximately $420, to fund limited partnership and other alternative investments as of December 31, 2021 (Successor Company).
The Company’s investments in limited partnerships are generally of a passive nature in that the Company does not take an active role in the management of the limited partnerships. In 2021, aggregate investment income (losses) from limited partnerships and other alternative investments exceeded 10% of the Company’s pre-tax consolidated net income. Accordingly, the Company is disclosing aggregated summarized financial data for the Company’s limited partnership investments. This aggregated summarized financial data does not represent the Company’s proportionate share of limited partnership assets or earnings. Aggregate total assets of the limited partnerships in which the Company invested totaled $171.1 billion and $130.7 billion as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), respectively. Aggregate total liabilities of the limited partnerships in which the Company invested totaled $30.8 billion and $24.3 billion as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), respectively. Aggregate net investment income (loss) of the limited partnerships in which the Company invested totaled $2.0 billion, $1.0 billion and $405 for the years ended December 31, 2021 (Successor Company), December 31, 2020 (Predecessor Company) and 2019 (Predecessor Company), respectively. Aggregate net income excluding net investment income of the limited partnerships in which the Company invested totaled $31.4 billion (Successor Company), $5.9 billion, and $10.2 billion for the years ended December 31, 2020 (Predecessor Company) and 2019 (Predecessor Company), respectively. As of, and for the year ended, December 31, 2021 (Successor Company), the aggregated summarized financial data reflects the latest available financial information.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives
Derivative Instruments
The Company utilizes a variety of OTC, OTC-cleared and exchange traded derivative instruments as a part of its overall risk management strategy as well as to enter into replication transactions. Derivative instruments are used to manage risk associated with interest rate, equity market, credit spread, issuer default, price, and currency exchange rate risk or volatility. Replication transactions are used as an economical means to synthetically replicate the characteristics and performance of assets that are permissible investments under the Company’s investment policies. The Company also may enter into and has previously issued financial instruments and products that either are accounted for as freestanding derivatives, such as certain reinsurance contracts, or as embedded derivative instruments, such as certain GMWB riders included with certain variable annuity products.
Strategies that Qualify for Hedge Accounting
Some of the Company's derivatives satisfy hedge accounting requirements as outlined in Note 1 of these financial statements. Typically, these hedging instruments include interest rate swaps and, to a lesser extent, foreign currency swaps where the terms or expected cash flows of the hedged item closely match the terms of the swap. The interest rate swaps are typically used to manage interest rate duration of certain fixed maturity securities or liability contracts. As a result of pushdown accounting, derivative instruments that previously qualified for hedge accounting were de-designated and recorded at fair value through adjustments to additional paid in capital at the acquisition date. The hedge strategies by hedge accounting designation include:
Cash Flow Hedges
Interest rate swaps are predominantly used to manage portfolio duration and better match cash receipts from assets with cash disbursements required to fund liabilities. These derivatives primarily convert interest receipts on floating-rate fixed maturity securities to fixed rates. Foreign currency swaps are used to convert foreign currency-denominated cash flows related to certain investment receipts and liability payments to U.S. dollars in order to reduce cash flow fluctuations due to changes in currency rates.
Non-qualifying Strategies
Derivative relationships that do not qualify for hedge accounting (“non-qualifying strategies”) primarily include the hedge program for the Company's variable annuity products as well as the hedging and replication strategies that utilize credit default swaps. In addition, hedges of interest rate, foreign currency and equity risk of certain fixed maturities, equities and liabilities do not qualify for hedge accounting.
The non-qualifying strategies include:
Interest Rate Swaps, Swaptions and Futures
The Company uses interest rate swaps, swaptions and futures to manage interest rate duration between assets and liabilities in certain investment portfolios. In addition, the Company enters into interest rate swaps to terminate existing swaps, thereby offsetting the changes in value of the original swap. As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the notional amount of interest rate swaps in offsetting relationships was $506 and $1.3 billion, respectively.
Foreign Currency Swaps and Forwards
The Company enters into foreign currency swaps to convert the foreign currency exposures of certain foreign currency-denominated fixed maturity investments to U.S. dollars. The Company also enters into foreign currency forwards to hedge non-U.S. dollar denominated cash.
Fixed Payout Annuity Hedge
The Company previously had obligations for certain yen denominated fixed payout annuities under an assumed reinsurance contract. The Company had in place swap contracts to hedge the currency and yen interest rate exposure between the U.S. dollar denominated assets and the yen denominated fixed liability reinsurance payments. The last swap matured on October 31, 2019.
Credit Contracts
Credit default swaps are used to purchase credit protection on an individual entity or referenced index to economically hedge against default risk and credit-related changes in the value of fixed maturity securities. Credit default swaps are also used to assume credit risk related to an individual entity or referenced index as a part of replication transactions. These contracts require the Company to pay or receive a periodic fee in exchange for compensation from the counterparty or the

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)
Company should the referenced security issuers experience a credit event, as defined in the contract. In addition, the Company enters into credit default swaps to terminate existing credit default swaps, thereby offsetting the changes in value of the original swap going forward.
Equity Index Swaps and Options
The Company enters into equity index options to hedge the impact of a decline in the equity markets on the investment portfolio.
Macro Hedge Program
The Company utilizes equity swaps, options and futures as well as interest rate swaps to provide protection against the statutory tail scenario risk to the Company's statutory surplus arising from higher guaranteed minimum death benefits ("GMDB") claims as well as lower variable annuity fee revenue.
GMWB Derivatives, net
The Company formerly offered certain variable annuity products with GMWB riders. The GMWB product is a bifurcated embedded derivative (“GMWB product derivatives”) that has a notional value equal to the GRB. The Company uses reinsurance contracts to transfer the majority of its risk of loss due to GMWB. The reinsurance contracts covering GMWB (“GMWB reinsurance contracts”) are accounted for as freestanding derivatives with a notional amount equal to the GRB reinsured.
During 2020 (Predecessor Company), the Company closed the dynamic hedging program as the targeted risk exposure was no longer significant. Any risks covered previously under the dynamic hedging program are now covered by the macro hedge program. The Company previously utilized derivatives (“GMWB hedging instruments”) as part of a dynamic hedging program designed to hedge a portion of the capital market risk exposures of the GMWB riders written on a direct basis. The GMWB hedging instruments hedged changes in interest rates, equity market levels, and equity volatility. These derivatives included customized swaps, interest rate swaps and futures and equity swaps, options and futures on certain indices including the S&P 500 index, EAFE index and NASDAQ index. The Company retained the risk for differences between assumed and actual policyholder behavior and between the performance of the actively managed funds underlying the separate accounts and their respective indices.
FIA Embedded Derivative
On December 30, 2021, the Company assumed through reinsurance, certain FIA products with index-based crediting that constitutes an embedded derivative. The cedant hedges this risk and provides the benefits of this hedging as part of the reinsurance settlements.
Modified Coinsurance Reinsurance Contracts
As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the Company had approximately $775 and $843, respectively, of invested assets supporting other policyholder funds and benefits payable reinsured under a modified coinsurance arrangement in connection with the sale of the Individual Life business, which was structured as a reinsurance transaction. The assets are primarily held in a trust established by the Company. The Company pays or receives cash quarterly to settle the operating results of the reinsured business, including the investment results. As a result of this modified coinsurance arrangement, the Company has an embedded derivative that transfers to the reinsurer certain unrealized changes in fair value of investments subject to interest rate and credit risk. The notional amount of the embedded derivative reinsurance contracts are the invested assets which are carried at fair value and support the reinsured reserves.
Derivative Balance Sheet Classification
For reporting purposes, the Company has elected to offset within assets or liabilities based upon the net of the fair value amounts, income accruals, and related cash collateral receivables and payables of OTC derivative instruments executed in a legal entity and with the same counterparty under a master netting agreement, which provides the Company with the legal right of offset. The following fair value amounts do not include income accruals or related cash collateral receivables and payables, which are netted with derivative fair value amounts to determine balance sheet presentation. Derivatives in the Company’s separate accounts, where the associated gains and losses accrue directly to policyholders are not included in the table below. The Company’s derivative instruments are held for risk management purposes, unless otherwise noted in the following table. The notional amount of derivative contracts represents the basis upon which pay or receive amounts are calculated and is presented in the table to quantify the volume of the Company’s derivative activity. Notional amounts are not necessarily reflective of credit risk. The following tables exclude investments that contain an embedded credit derivative for which the Company has elected the fair value option.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

	Net Derivatives				Asset Derivatives		Liability Derivatives
	Notional Amount		Fair Value		Fair Value		Fair Value
	Successor Company	Predecessor Company	Successor Company	Predecessor Company	Successor Company	Predecessor Company	Successor Company	Predecessor Company
Hedge Designation/Derivative Type	Dec 31, 2021	Dec 31, 2020	Dec 31, 2021	Dec 31, 2020	Dec 31, 2021	Dec 31, 2020	Dec 31, 2021	Dec 31, 2020
Cash flow hedges
Interest rate swaps	$100	$—	$—	$—	$—	$—	$—	$—
Foreign currency swaps	—	25	—	(2)	—	—	—	(2)
Total cash flow hedges	100	25	—	(2)	—	—	—	(2)
Non-qualifying strategies
Interest rate contracts
Interest rate swaps and futures	3,074	3,419	(7)	(13)	19	28	(26)	(41)
Foreign exchange contracts
Foreign currency swaps and forwards	161	222	9	—	10	8	(1)	(8)
Credit contracts
Credit derivatives that purchase credit protection	—	40	—	—	—	—	—	—
Credit derivatives that assume credit risk	100	—	2	—	2	—	—	—
Equity contracts
Equity index swaps, options, and futures	—	2,000	—	—	—	—	—	—
Variable annuity hedge program
GMWB product derivatives [1]	7,086	7,803	80	21	100	33	(20)	(12)
GMWB reinsurance contracts	1,555	1,688	(8)	7	—	7	(8)	—
Macro hedge program	22,991	24,188	(213)	(453)	145	268	(358)	(721)
Fixed indexed annuities
FIA product derivative [1]	5,485	—	(655)	—	—	—	(655)	—
Other
Modified coinsurance reinsurance contracts	775	843	15	(93)	15	—	—	(93)
Total non-qualifying strategies	41,227	40,203	(777)	(531)	291	344	(1,068)	(875)
Total cash flow hedges, fair value hedges, and non-qualifying strategies	$41,327	$40,228	$(777)	$(533)	$291	$344	$(1,068)	$(877)
Balance Sheet Location
Fixed maturities, available-for-sale	$56	$49	$—	$—	$—	$—	$—	$—
Other investments	8,163	5,791	43	12	91	13	(48)	(1)
Other liabilities	18,206	24,054	(252)	(480)	85	291	(337)	(771)
Reinsurance recoverables	2,331	2,531	7	(86)	15	7	(8)	(93)
Other policyholder funds and benefits payable	12,571	7,803	(575)	21	100	33	(675)	(12)
Total derivatives	$41,327	$40,228	$(777)	$(533)	$291	$344	$(1,068)	$(877)
[1] These derivatives are embedded within liabilities and are not held for risk management purposes.
Offsetting of Derivative Assets/Liabilities
The following tables present the gross fair value amounts, the amounts offset, and net position of derivative instruments eligible for offset on the Company's Consolidated Balance Sheets. Amounts offset include fair value amounts, income accruals and related cash collateral receivables and payables associated with derivative instruments that are traded under a common master netting agreement, as described in the preceding discussion. Also included in the tables are financial collateral receivables and payables, which are contractually permitted to be offset upon an event of default, although are disallowed for offsetting under U.S. GAAP.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Offsetting Derivative Assets and Liabilities (Successor Company)
	(i)	(ii)	(iii) = (i) - (ii)			(v) = (iii) - (iv)
			Net Amounts Presented on the Statement of Financial Position		Collateral Disallowed for Offset on the Statement of Financial Position
	Gross Amounts of Recognized Assets (Liabilities)	Gross Amounts Offset on the Statement of Financial Position	Derivative Assets [1] (Liabilities) [2]	Accrued Interest and Cash Collateral (Received) [3] Pledged [2]	Financial Collateral (Received) Pledged [4]	Net Amount
As of December 31, 2021 (Successor Company)
Other investments	$176	$162	$43	$(29)	$5	$9
Other liabilities	(385)	(134)	(252)	1	(251)	—
As of December 31, 2020 (Predecessor Company)
Other investments	$304	$295	$12	$(3)	$—	$9
Other liabilities	(772)	(279)	(480)	(13)	(488)	(5)
[1]    Included in other invested assets on the Company's Consolidated Balance Sheets.
[2]    Included in other liabilities on the Company's Consolidated Balance Sheets and is limited to the net derivative payable associated with each counterparty.
[3]    Included in other investments on the Company's Consolidated Balance Sheets and is limited to the net derivative receivable associated with each counterparty.
[4]    Excludes collateral associated with exchange-traded derivative instruments.
Cash Flow Hedges
For derivative instruments that are designated and qualify as cash flow hedges, the gain or loss on the derivative is reported as a component of OCI and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.

Derivatives in Cash Flow Hedging Relationships
Gain (Loss) Recognized in OCI
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
			2020	2019
Interest rate swaps	$—	$—	$—	$—
Foreign currency swaps	—	—	(2)	—
Total	$—	$—	$(2)	$—

Derivatives in Cash Flow Hedging Relationships (Successor Company)
Gain (Loss) Reclassified from AOCI into Income
For the Period of July 1, 2021 to December 31, 2021
	Net Realized Capital Gain (Loss)	Net Investment Income
Interest rate swaps	—	—
Foreign currency swaps	—	—
Total	$—	$—
Total amounts presented on the Consolidated Statements of Operations	$(20)	$498

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Derivatives in Cash Flow Hedging Relationships (Predecessor Company)
Gain or (Loss) Reclassified from AOCI into Income
	For the Six Months Ended June 30, 2021		For the Years Ended December 31,
			2020		2019
	Net Realized Capital Gain (Loss)	Net Investment Income	Net Realized Capital Gain (Loss)	Net Investment Income	Net Realized Capital Gain (Loss)	Net Investment Income
Interest rate swaps	$—	$—	$—	$—	$—	$—
Foreign currency swaps	(1)	—	—	—	—	—
Total	(1)	—	—	—	—	—
Total amounts presented on the Consolidated Statements of Operations	$(242)	$534	$(74)	$816	$(275)	$924
As of December 31, 2021 (Successor Company), the before tax deferred net gains on derivative instruments recorded in AOCI that are expected to be reclassified to earnings during the next twelve months was $1. This expectation is based on the anticipated interest payments on hedged investments in fixed maturity securities that will occur over the next twelve months, at which time the Company will recognize the deferred net gains (losses) as an adjustment to net investment income over the term of the investment cash flows.
For all periods presented, the Company had no net reclassifications from AOCI to earnings resulting from the discontinuance of cash-flow hedges due to forecasted transactions that were no longer probable of occurring.
Non-qualifying Strategies
For non-qualifying strategies, including embedded derivatives that are required to be bifurcated from their host contracts and accounted for as derivatives, the gain or loss on the derivative is recognized currently in earnings within net realized capital gains (losses).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Non-qualifying Strategies Gain (Loss) Recognized within Net Realized Capital Gains (Losses)
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
			2020	2019
Variable annuity hedge program
GMWB product derivatives	$29	$82	$67	$134
GMWB reinsurance contracts	4	(24)	(27)	(13)
GMWB hedging instruments			42	(68)
Macro hedge program	(100)	(301)	(414)	(418)
Total variable annuity hedge program	(67)	(243)	(332)	(365)
Foreign exchange contracts
Foreign currency swaps and forwards	5	(2)	(4)	—
Fixed payout annuity hedge	—	—	—	(4)
Total foreign exchange contracts	5	(2)	(4)	(4)
Other non-qualifying derivatives
Interest rate contracts
Interest rate swaps, swaptions, and futures	21	(76)	180	103
Credit contracts
Credit derivatives that purchase credit protection	—	—	19	—
Credit derivatives that assume credit risk	1	—	—	7
Equity contracts
Equity index swaps and options	—	—	—	(1)
Other
Modified coinsurance reinsurance contracts	15	22	(50)	(55)
Total other non-qualifying derivatives	37	(54)	149	54
Total [1]	$(25)	$(299)	$(187)	$(315)
[1]    Excludes investments that contain an embedded credit derivative for which the Company has elected the fair value option.
Credit Risk Assumed through Credit Derivatives
The Company enters into credit default swaps that assume credit risk of a single entity or referenced index in order to synthetically replicate investment transactions that are permissible under the Company's investment policies. The Company will receive periodic payments based on an agreed upon rate and notional amount and will only make a payment if there is a credit event. A credit event payment will typically be equal to the notional value of the swap contract less the value of the referenced security issuer’s debt obligation after the occurrence of the credit event. A credit event is generally defined as a default on contractually obligated interest or principal payments or bankruptcy of the referenced entity. The credit default swaps in which the Company assumes credit risk primarily reference investment grade single corporate issuers and baskets, which include standard diversified portfolios of corporate and CMBS issuers. The diversified portfolios of corporate issuers are established within sector concentration limits and may be divided into tranches that possess different credit ratings.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

As of December 31, 2021 (Successor Company) [4]
				Underlying Referenced Credit Obligation(s) [1]
Credit Derivative Type by Derivative Risk Exposure	Notional Amount [2]	Fair Value	Weighted Average Years to Maturity	Type	Average Credit Rating	Offsetting Notional Amount	Offsetting Fair Value
Basket credit default swaps [3]
Investment grade risk exposure	$100	$2	5 years	Corporate Credit	BBB+	$—	$—
Total	$100	$2				$—	$—
[1]    The average credit ratings are based on availability and are generally the midpoint of the available ratings among Moody’s, S&P, and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.
[2]    Notional amount is equal to the maximum potential future loss amount. These derivatives are governed by agreements and applicable law which include collateral posting requirements. There is no additional specific collateral related to these contracts or recourse provisions included in the contracts to offset losses.
[3]    Comprised of swaps of standard market indices of diversified portfolios of corporate and CMBS issuers referenced through credit default swaps. These swaps are subsequently valued based upon the observable standard market index.
[4]    As of December 31, 2020 (Predecessor Company), the Company did not hold any credit derivatives that assume credit risk.
Derivative Collateral Arrangements
The Company enters into various collateral arrangements in connection with its derivative instruments, which require both the pledging and accepting of collateral. As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the Company pledged cash collateral with a fair value of $2 and $48, respectively, associated with derivative instruments. The collateral receivable has been recorded in other assets or other liabilities on the Company's Consolidated Balance Sheets, as determined by the Company's election to offset on the balance sheet. As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the Company also pledged securities collateral associated with derivative instruments with a fair value of $270 and $526, respectively, which have been included in fixed maturities on the Consolidated Balance Sheets. The counterparties have the right to sell or re-pledge these securities. In addition, as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the Company has pledged initial margin of cash related to OTC-cleared and exchange traded derivatives with a fair value of $4 and $7, respectively, which is recorded in other investments or other assets on the Company's Consolidated Balance Sheets. As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the Company has pledged initial margin of securities related to OTC-cleared and exchange traded derivatives with a fair value of $172 and $208, respectively, which are included within fixed maturities on the Company's Consolidated Balance Sheets.
As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the Company accepted cash collateral associated with derivative instruments of $30 and $65, respectively, which was invested and recorded on the Consolidated Balance Sheets in fixed maturities and short-term investments with corresponding amounts recorded in other investments or other liabilities as determined by the Company's election to offset on the balance sheet. The Company also accepted securities collateral as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company) with a fair value of $5 and $0, respectively, which the Company has the right to sell or repledge. As of December 31, 2021 (Successor Company), the Company had not repledged securities and did not sell any securities. The non-cash collateral accepted was held in separate custodial accounts and was not included on the Company's Consolidated Balance Sheets.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Reinsurance
The Company uses reinsurance as a risk mitigation strategy as well as a growth strategy. The Company assumes reinsurance from unaffiliated insurers in order to take on insurance risks not directly underwritten by the Company. The Company also cedes insurance to affiliated and unaffiliated insurers to enable the Company to manage capital and risk exposure. Such arrangements do not relieve the Company of its primary liability to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company regularly monitors the financial condition and ratings of its reinsurers and structures agreements to provide collateral funds where necessary.
Assumed Reinsurance
As disclosed in Note 1 - Basis of Presentation and Significant Accounting Policies, on December 30, 2021 (Successor Company), the Company entered into a reinsurance agreement with Allianz, whereby the Company assumed certain blocks of FIA on a coinsurance basis, including certain policies with living withdrawal benefits. The Company also acquired general account assets to support the assumed reserves. The Company paid $693 to Allianz upon closing, primarily relating to a ceding commission of $866, offset by cash settlements and recorded a deferred gain on the transaction of approximately $25. The following table presents the impact on the Consolidated Balance Sheets from the Company's assumed reinsurance:

As of December 31, 2021 (Successor Company)
Assets
Investments	$8,357
Cash	17
Other assets	75
Reinsurance recoverables	244
Total assets	$8,693
Liabilities
Reserve for future policy benefits	$616
Other policyholder funds and benefits payable	7,340
Other liabilities	27
Total liabilities	$7,983
For the period of July 1, 2021 through December 31, 2021 (Successor Company), there was not a material impact on the Consolidated Statements of Operations from the Company's assumed reinsurance.
Ceded Reinsurance
Reinsurance recoverables include balances due from reinsurance companies and are presented net of ACL, upon adoption of ASU 2016-13. For further information, see Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements. The ACL represents an estimate of expected credit losses over the lifetime of the contracts that reflect management’s best estimate of reinsurance cessions that may be uncollectible in the future due to reinsurers’ inability to pay. Reinsurance recoverables include an estimate of the amount of policyholder benefits that may be ceded under the terms of the reinsurance agreements. Amounts recoverable from reinsurers are estimated in a manner consistent with assumptions used for the underlying policy benefits. Accordingly, the Company’s estimate of reinsurance recoverables is subject to similar risks and uncertainties as the estimate of the gross reserve for future policy benefits.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Reinsurance (continued)

Reinsurance Recoverables, net
	Successor Company	Predecessor Company
	As of December 31, 2021	As of December 31, 2020
Reserve for future policy benefits and other policyholder funds and benefits payable
Sold businesses (MassMutual and Prudential)	$19,850	$18,807
Commonwealth Annuity and Life Insurance Company ("Commonwealth")	8,718	7,579
TR Re	6,130	—
Other reinsurers	1,187	1,076
Gross reinsurance recoverables	35,885	27,462
Less: ACL	37	7
Reinsurance recoverables, net	$35,848	$27,455
As of December 31, 2021 (Successor Company), the Company had reinsurance recoverables from Commonwealth, Massachusetts Mutual Life Insurance Company ("MassMutual"), Prudential Financial, Inc. ("Prudential") and TR Re of approximately $8.7 billion, $6.8 billion, $13.1 billion and $6.1 billion, respectively. As of December 31, 2020 (Predecessor Company), the Company had reinsurance recoverables from Commonwealth, MassMutual and Prudential of $7.6 billion, $7.0 billion and $11.8 billion, respectively. The Company's obligations to its direct policyholders that have been reinsured to Commonwealth, MassMutual and Prudential are primarily secured by invested assets held in trust. The Company's obligations to its direct policyholders reinsured to TR Re are secured by invested assets held by the Company in segregated portfolios.
As disclosed in Note 1 - Basis of Presentation and Significant Accounting Policies, on December 30, 2021 (Successor Company), the Company entered into an affiliated reinsurance agreement with TR Re, primarily on a modified coinsurance basis. The Company paid TR Re $100 in ceding commission and an additional $84 to settle tax balances associated with the transaction as part of the arrangement and recorded a deferred gain of approximately $805. The following table presents the impact on the Consolidated Balance Sheets from the Company's affiliated reinsurance arrangement:

As of December 31, 2021 (Successor Company)
Assets
Reinsurance recoverables	$6,130
Total assets	6,130
Liabilities
Funds withheld liability	5,128
Other liabilities	818
Total liabilities	$5,946
For the period of July 1, 2021 through December 31, 2021 (Successor Company), there was not a material impact on the Consolidated Statements of Operations from the Company's affiliated reinsurance arrangements.
From December 31, 2021 (Successor Company) to December 31, 2020 (Predecessor Company), the ACL increased by $30 to $37. The Company closely monitors the financial condition, ratings and current market information of all its counterparty reinsurers and records an ACL considering the credit quality of the reinsurer, the invested assets in trust, and the period over which the recoverable balances are expected to be collected. Counterparty risk is assessed on a pooled basis in cases of shared risk characteristics, and separately for individual reinsurers when it is more relevant. The Company evaluates historical events, current conditions, and reasonable and supportable forecasts in developing its ACL estimate. Where its contracts permit, the Company secures future claim obligations with various forms of collateral, including irrevocable letters of credit, secured trusts and funds held accounts. The ACL is estimated using a probability of default and loss given default model applied to the amount of reinsurance recoverables, net of collateral, exposed to loss. The probability of default factor is assigned based on each reinsurer's credit rating. The Company reassesses and updates credit ratings on a quarterly basis. The probability of default factors encompass historical industry defaults for liabilities with similar durations to the reinsured liabilities as estimated through multiple economic cycles. The loss given default factors are based on a study of historical recovery rates for general creditors of corporations through multiple economic cycles.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Reinsurance (continued)

Insurance Revenues
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
			2020	2019
Gross earned premium, fee income and other	$1,173	$1,210	$2,221	$2,375
Reinsurance assumed	69	64	125	115
Reinsurance ceded	(801)	(812)	(1,570)	(1,627)
Net earned premium, fee income and other	$441	$462	$776	$863
Insurance recoveries on ceded reinsurance agreements, which reduce death and other benefits, were $782 for the period of July 1, 2021 to December 31, 2021 (Successor Company), $958 for the sixth months ended June 30, 2021 (Predecessor Company), and $1.5 billion and $1.4 billion for the years ended December 31, 2020 and 2019, respectively (Predecessor Company). In addition, the Company has reinsured a majority of the risk associated with U.S. variable annuities and the associated GMDB and GMWB riders.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
6. Value of Business Acquired

Changes in the VOBA Balance
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
			2020	2019
Balance, beginning of period [1]	$565	$586	$696	$716
Amortization - VOBA	(17)	29	14	25
Amortization - unlock benefit (charge), pre-tax	(73)	14	(64)	—
Adjustments to unrealized gains on fixed maturities, AFS and other	4	26	(60)	(45)
Balance, end of period	$479	$655	$586	$696
[1]    The beginning balance as of July 1, 2021 differs from the ending balance as of June 30, 2021 due to the application of pushdown accounting related to the Sixth Street Acquisition. For more information, see Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements.

Expected Amortization of VOBA
Successor Company
Years	Expected Amortization
2022	$28
2023	$28
2024	$29
2025	$30
2026	$31

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
7. Goodwill and Other Intangible Assets

Goodwill
As of December 31, 2021 (Successor Company)
Carrying Value
Balance, beginning of period	$—
Acquisitions [1]	97
Accumulated impairments	—
Balance, end of period	$97
[1]    Related to the pushdown of purchase accounting related to the Sixth Street Acquisition on July 1, 2021. For more information, see Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements.
The goodwill from the Sixth Street Acquisition is attributable to the Company's expectation to leverage Sixth Street's capital management strategy for its life insurance business.

Other Intangible Assets
	Amortizing Intangible Assets [1]	Indefinite Lived Intangible Assets [2]	Total Other Intangible Assets
Predecessor Company
Gross carrying value, as of December 31, 2020	$29	$26	$55
Accumulated amortization through June 30, 2021	18	—	18
Net carrying value, as of June 30, 2021	$11	$26	$37
Weighted average expected life in years	5		5
Successor Company
Gross carrying value, as of July 1, 2021	$29	$26	$55
Additions [3]	30	—	30
Accumulated amortization through December 31, 2021	21	—	21
Net carrying value, as of December 31, 2021	$38	$26	$64
Weighted average expected life in years	7		7
[1]    Consists of internally developed software.
[2]    Consists of state insurance licenses.
[3]     Related to the election of pushdown accounting due to the Sixth Street Acquisition. For more information, see Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements.
There have been no renewals or extensions since December 31, 2020 (Predecessor Company).

Expected Pre-tax Amortization Expense (Successor Company)
Years	Expected Future Amortization Expense
2022	$6
2023	$6
2024	$6
2025	$6
2026	$6

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
8. Reserves for Future Policy Benefits and Separate Account Liabilities

Changes in Reserves for Future Policy Benefits
Successor Company
	Universal Life-Type Contracts
	VA GMDB/GMWB [1]	FIA Guarantees and Other [2]	Universal Life Secondary Guarantees	Traditional Annuity and Other Contracts [3]	Total Future Policy Benefits
Liability balance as of July 1, 2021	$346	$—	$4,394	$16,382	$21,122
Incurred [4]	38	604	240	253	1,135
Paid	(44)	—	(29)	(486)	(559)
Liability balance as of December 31, 2021	$340	$604	$4,605	$16,149	$21,698
Reinsurance recoverable asset as of July 1, 2021	$184	$—	$4,394	$5,422	$10,000
Incurred [4]	152	—	240	4,845	5,237
Paid	(37)	—	(29)	(132)	(198)
Reinsurance recoverable asset as of December 31, 2021	$299	$—	$4,605	$10,135	$15,039

Predecessor Company
	Universal Life-Type Contracts
	GMDB/ GMWB [1]	Universal Life Secondary Guarantees	Traditional Annuity and Other Contracts [3]	Total Future Policy Benefits
Liability balance as of December 31, 2020	$460	$4,195	$13,970	$18,625
Incurred [4]	54	217	179	450
Paid	(50)	(18)	(319)	(387)
Liability balance as of June 30, 2021	$464	$4,394	$13,830	$18,688
Reinsurance recoverable asset as of December 31, 2020	$254	$4,195	$4,690	$9,139
Incurred [4]	35	217	78	330
Paid	(41)	(18)	(137)	(196)
Reinsurance recoverable asset as of June 30, 2021	$248	$4,394	$4,631	$9,273

Predecessor Company
	Universal Life-Type Contracts
	GMDB/ GMWB [1]	Universal Life Secondary Guarantees	Traditional Annuity and Other Contracts [3]	Total Future Policy Benefits
Liability balance as of December 31, 2019	$450	$3,691	$14,324	$18,465
Incurred [4]	101	526	467	1,094
Paid	(91)	(22)	(821)	(934)
Liability balance as of December 31, 2020	$460	$4,195	$13,970	$18,625
Reinsurance recoverable asset as of December 31, 2019	$269	$3,691	$4,843	$8,803
Incurred [4]	57	526	122	705
Paid	(72)	(22)	(275)	(369)
Reinsurance recoverable asset as of December 31, 2020	$254	$4,195	$4,690	$9,139
[1]    These liability balances include all GMDB benefits, plus the life-contingent portion of GMWB benefits in excess of the return of the GRB. GMWB benefits up to the GRB are embedded derivatives held at fair value and are excluded from these balances.
[2]    These liability balances include additional liabilities for expected annuitizations on two-tiered FIA's and all GLWB's, as part of the Allianz reinsurance agreement entered into on December 30, 2021.
[3]    Represents life-contingent reserves for which the company is subject to insurance and investment risk.
[4]     Includes the portion of assessments established as additions to reserves, changes in estimates affecting the reserves and the amounts recoverable under modified coinsurance reinsurance agreements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
8. Reserves for Future Policy Benefits and Separate Account Liabilities (continued)

Account Value by GMDB/GMWB Type as of December 31, 2021 (Successor Company)
	Account Value (“AV”) [9]	Net amount at Risk (“NAR”) [10]	Retained Net Amount at Risk (“RNAR”) [10]	Weighted Average Attained Age of Annuitant
MAV [1]
MAV only	$12,968	$1,351	$105	74
With 5% rollup [2]	952	62	9	75
With earnings protection benefit rider (“EPB”) [3]	3,284	620	42	75
With 5% rollup & EPB	452	99	11	76
Total MAV	17,656	2,132	167
Asset protection benefit (“APB”) [4]	8,395	41	15	73
Lifetime income benefit (“LIB”) – death benefit [5]	354	2	1	75
Reset (5-7 years) [6]	2,505	6	3	72
Return of premium (“ROP”) /other [7]	5,422	42	12	75
Variable annuity without GMDB [8]	2,985	—	—	73
Subtotal variable annuity [11]	$37,317	$2,223	$198	74
Less: general account value	2,715
Subtotal separate account liabilities with GMDB	34,602
Separate account liabilities - other	76,990
Total separate account liabilities	$111,592
[1]    MAV GMDB is the greatest of current AV, net premiums paid and the highest AV on any anniversary before age 80 years (adjusted for withdrawals).
[2]    Rollup GMDB is the greatest of the MAV, current AV, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier of age 80 years or 100% of adjusted premiums.
[3]    EPB GMDB is the greatest of the MAV, current AV, or contract value plus a percentage of the contract’s growth. The contract’s growth is AV less premiums net of withdrawals, subject to a cap of 200% of premiums net withdrawals.
[4]    APB GMDB is the greater of current AV or MAV, not to exceed current AV plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).
[5]    LIB GMDB is the greatest of current AV; net premiums paid; or, for certain contracts, a benefit amount generally based on market performance that ratchets over time.
[6]    Reset GMDB is the greatest of current AV, net premiums paid and the most recent five to seven year anniversary AV before age 80 years (adjusted for withdrawals).
[7]    ROP GMDB is the greater of current AV and net premiums paid.
[8]    Includes account value for contracts that had a GMDB at issue but no longer have a GMDB due to certain elections made by policyholders or their beneficiaries.
[9]    AV includes the contract holder’s investment in the separate account and the general account.
[10]    NAR is defined as the guaranteed minimum death benefit in excess of the current AV. RNAR represents NAR reduced for reinsurance. NAR and RNAR are highly sensitive to equity market movements and increase when equity markets decline.
[11]     Some variable annuity contracts with GMDB also have a life-contingent GMWB that may provide for benefits in excess of the return of the GRB. Such contracts included in this amount have $4.8 billion of total account value and weighted average attained age of 76 years. There is no NAR or retained NAR related to these contracts.

Account Balance Breakdown of Variable Separate Account Investments for Contracts with Guarantees
	Successor Company	Predecessor Company
Asset Type	December 31, 2021	December 31, 2020
Equity securities (including mutual funds)	$33,240	$32,011
Cash and cash equivalents [1]	1,362	1,765
Total [2]	$34,602	$33,776
[1]    Represents an allocation of the portfolio holdings.
[2]     Includes $3.0 billion and $2.6 billion of account value as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company) for contracts that had a GMDB at issue but no longer have a GMDB due to certain elections made by policyholders or their beneficiaries.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
8. Reserves for Future Policy Benefits and Separate Account Liabilities (continued)

As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), approximately 17% and 18%, respectively, of the equity securities (including mutual funds), in the preceding table were funds invested in fixed income securities and approximately 83% and 82%, respectively, were funds invested in equity securities.
For further information on guaranteed living benefits that are accounted for at fair value, such as GMWB, see Note 2 - Fair Value Measurements of Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
9. Debt

Collateralized Advances
The Company is a member of the Federal Home Loan Bank of Boston (“FHLBB”). Membership allows the Company access to collateralized advances, which may be used to support various spread-based business and enhance liquidity management. FHLBB membership requires the Company to own member stock and advances require the purchase of activity stock. The amount of advances that can be taken are dependent on the asset types pledged to secure the advances. The CTDOI will permit the Company to pledge up to approximately $731 in qualifying assets to secure FHLBB advances for 2022. The pledge limit is recalculated annually based on statutory admitted assets and capital and surplus. The Company would need to seek the prior approval of the CTDOI in order to exceed these limits. As of December 31, 2021, the Company had no advances outstanding under the FHLBB facility.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
10. Income Taxes

Provision for Income Taxes
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
Income Tax Expense (Benefit)			2020	2019
Current - U.S. Federal	$(86)	$—	$10	$(8)
Deferred - U.S. Federal	137	30	56	52
Total income tax expense	$51	$30	$66	$44
Deferred tax assets and liabilities on the consolidated balance sheets represent the tax consequences of differences between the financial reporting and tax basis of assets and liabilities.

Components of Deferred Tax Assets (Liabilities)
	Successor Company	Predecessor Company
	December 31, 2021	December 31, 2020
Deferred Tax Assets
Tax basis deferred policy acquisition costs	$110	$79
VOBA and reserves	716	567
Net operating loss carryover	25	102
Employee benefits	7	7
Foreign tax credit carryover	16	18
Net unrealized loss on investments	4	—
Deferred reinsurance gain	187	198
Other	—	12
Total deferred tax assets	1,065	983
Deferred Tax Liabilities
Investment related items	(449)	(145)
Net unrealized gains on investments	—	(360)
Other	(13)	—
Total deferred tax liabilities	(462)	(505)
Net deferred tax asset	$603	$478
The statute of limitations is closed through the 2017 tax year with the exception of net operating loss ("NOL") carryforwards utilized in open tax years. Management believes that adequate provision has been made on the consolidated financial statements for any potential adjustments that may result from tax examinations and other tax-related matters for all open tax years. For periods ended December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the Company had no reserves for uncertain tax positions. As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), there was no unrecognized tax benefit that if recognized would affect the effective tax rate and that had a reasonable possibility of significantly increasing or decreasing within the next 12 months.
The Company classifies interest and penalties (if applicable) as income tax expense on the consolidated financial statements. The Company recognized no interest expense for the period July 1, 2021 to December 31, 2021 (Successor Company), the six months ended June 30, 2021 (Predecessor Company) and the years ended December 31, 2020 and 2019 (Predecessor Company). The Company had no interest payable as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company). The Company does not believe it would be subject to any penalties in any open tax years and, therefore, has not recorded any accrual for penalties.
The Company believes it is more likely than not that all deferred tax assets will be fully realized. In assessing the need for a valuation allowance, management considered future taxable temporary difference reversals, future taxable income exclusive of reversing temporary differences and carryovers, taxable income in open carry back years and other tax

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
10. Income Taxes (continued)

planning strategies. From time to time, tax planning strategies could include holding a portion of debt securities with market value losses until recovery, making investments which have specific tax characteristics and business considerations such as asset-liability matching.
Net deferred income taxes include the future tax benefits associated with the net operating loss carryover and foreign tax credit carryover as follows:
Net Operating Loss Carryover
As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the net deferred tax asset included the expected tax benefit attributable to net operating losses of $117 and $484, respectively. The totals include U.S. losses that were generated prior to 2017 of $0 and $121, respectively. These losses are subject to limits on the period for which they can be carried forward. If not utilized, these losses will expire from 2028-2030. Utilization of these loss carryovers is dependent upon the generation of sufficient future taxable income. The totals also include U.S. losses that were generated in 2018 of $117 and $363, respectively, primarily due to the Commonwealth Annuity Reinsurance Agreement. These losses do not expire, but their utilization in any carryforward year is limited to 80% of taxable income in that year. The loss carryforwards are also subject to Internal Revenue Code Section 382, which may limit the amount that can be utilized in any carryforward year.
Given the Company's expected future earnings, the Company believes sufficient taxable income will be generated in the future to utilize its net operating loss carryover. Although the Company believes there will be sufficient future taxable income to fully recover the remainder of the loss carryover, the Company's estimate of the likely realization may change over time.
Foreign Tax Credit Carryover
As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the net deferred tax asset included the expected tax benefit attributable to foreign tax credit carryovers of $16 and $18 respectively.
A reconciliation of the tax provision at the U.S. Federal statutory rate to the provision (benefit) for income taxes is as follows.

Income Tax Rate Reconciliation
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
			2020	2019
Tax provision at U.S. Federal statutory rate	$70	$45	$98	$86
Dividends received deduction ("DRD")	(16)	(14)	(28)	(34)
Foreign related investments	(2)	(1)	(4)	(7)
Other	(1)	—	—	(1)
Provision for income taxes	$51	$30	$66	$44
The separate account DRD is estimated for the current year using information from the most recent return, adjusted for current year equity market performance and other appropriate factors, including estimated levels of corporate dividend payments and level of policy owner equity account balances. The actual current year DRD can vary from estimates based on, but not limited to, changes in eligible dividends received in the mutual funds, amounts of distributions from these mutual funds and the Company’s taxable income before the DRD. The Company evaluates its DRD computations on a quarterly basis.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
11. Commitments and Contingencies
Contingencies Relating to Corporate Litigation and Regulatory Matters
Management evaluates each contingent matter separately. A loss is recorded if probable and reasonably estimable. Management establishes reserves for these contingencies at its “best estimate,” or, if no one number within the range of possible losses is more probable than any other, the Company records an estimated liability at the low end of the range of losses.
Litigation
The Company is involved in claims litigation arising in the ordinary course of business with respect to life and annuity contracts. The Company accounts for such activity through the establishment of reserves for future policy benefits. Management expects that the ultimate liability, if any, with respect to such ordinary-course claims litigation, after consideration of provisions made for potential losses and costs of defense, will not be material to the consolidated financial condition, results of operations or cash flows of the Company.
The Company is also involved in other kinds of legal actions, some of which assert claims for substantial amounts. Such actions have alleged, for example, bad faith in the handling of insurance claims and improper sales practices in connection with the sale of insurance and investment products. Some of these actions also seek punitive damages. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses, will not be material to the consolidated financial condition of the Company. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s consolidated financial condition, results of operations or cash flows in particular quarterly or annual periods.
Lease Commitments
The rent paid for operating leases were $1 for the period of July 1, 2021 to December 31, 2021 (Successor Company), $1 for six months ended June 30, 2021 (Predecessor Company) and $2 and $2 for the years ended December 31, 2020 and 2019 (Predecessor Company).

Future Minimum Lease Payments (Successor Company)
2022	$1
2023	1
2024	—
2025	—
2026	—
Thereafter	—
Total minimum lease payments	$2
Unfunded Commitments
As of December 31, 2021 (Successor Company), the Company had outstanding commitments totaling $705, of which $420 was committed to fund limited partnership and other alternative investments, which may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. Additionally, $45 of the outstanding commitments are primarily related to various funding obligations associated with private debt. The remaining outstanding commitments of $240 are related to mortgage loans. Of the $705 in total outstanding commitments, $155 are related to mortgage loan commitments, which the Company can cancel unconditionally.
Guaranty Fund and Other Insurance-Related Assessments
In all states, insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state’s fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year depending on the state.
Liabilities for guaranty funds and other insurance-related assessments are accrued when an assessment is probable, when it can be reasonably estimated, and when the event obligating the Company to pay an imposed or probable assessment has occurred. Liabilities for guaranty funds and other insurance-related assessments are not discounted and are included as part of other liabilities in the Consolidated Balance Sheets. As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the liability balance was $4 and $7, respectively. As of December 31, 2021 (Successor Company)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
12. Transactions with Affiliates

and 2020 (Predecessor Company) amounts related to premium tax offsets of $1 and $2, respectively, were included in other assets on the Consolidated Balance Sheets.
Derivative Commitments
Certain of the Company’s derivative agreements contain provisions that are tied to the financial strength ratings, as set by nationally recognized statistical agencies or risked-based capital ("RBC") tests, of the individual legal entity that entered into the derivative agreement. If the legal entity’s financial strength were to fall below certain ratings, the counterparties to the derivative agreements could demand immediate and ongoing full collateralization and in certain instances enable the counterparties to terminate the agreements and demand immediate settlement of all outstanding derivative positions traded under each impacted bilateral agreement. The settlement amount is determined by netting the derivative positions transacted under each agreement. If the termination rights were to be exercised by the counterparties, it could impact the legal entity’s ability to conduct hedging activities by increasing the associated costs and decreasing the willingness of counterparties to transact with the legal entity. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that were in a net liability position as of December 31, 2021 (Successor Company) was $252. Of this $252, the legal entities have posted collateral of $271 in the normal course of business. In addition, the Company did not post any collateral associated with a customized GMWB derivative. This could change as derivative market values change, as a result of changes in our hedging activities or to the extent changes in contractual terms are negotiated. The nature of the collateral that is posted, when required, would be primarily in the form of U.S. Treasury bills, U.S. Treasury notes and government agency securities.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
12. Transactions with Affiliates

Parent Company Transactions
As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the Company had no direct employees as it is managed by TLI, the Company's indirect parent, pursuant to an Intercompany Services and Cost Allocation Agreement ("the reimbursement agreement") between the Company, TLI and other Company affiliates. Effective July 1, 2021 the expense reimbursement agreement was modified to reflect a cost-plus reimbursement model. The impact of this revision was not material to the Company.
On October 1, 2021, TLI, acquired Lombard International Administration Services Company, LLC ("LIAS") and LIAS Administration Fee Issuer, LLC ("LAFI") for the purpose of providing insurance administration services and support for banks, corporations, and insurance companies. LIAS currently services approximately $42 billion of the Company's separate account assets under administration within the COLI and BOLI markets. Subsequent to the acquisition, the Company paid approximately $14 of fees to LIAS and received approximately $1 in expense reimbursements from LIAS.
For information related to affiliated reinsurance arrangements with the Company's parent company TR Re, see Note 1 - Basis of Presentation and Significant Accounting Policies and Note 5 - Reinsurance of Notes to Consolidated Financial Statements.
For information related to capital contributions to the parent company, see the Dividends section of Note 13 - Statutory Results of Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
13. Statutory Results
The Company and its domestic insurance subsidiaries prepare their statutory financial statements in conformity with statutory accounting practices prescribed or permitted by the applicable state insurance department which vary materially from U.S. GAAP. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners (“NAIC”), as well as state laws, regulations and general administrative rules. The differences between statutory financial statements and financial statements prepared in accordance with U.S. GAAP vary between domestic and foreign jurisdictions. The principal differences are that statutory financial statements do not reflect deferred policy acquisition and value of business acquired costs and limit deferred income taxes, predominately use interest rate and mortality assumptions prescribed by the NAIC for life benefit reserves, generally carry bonds at amortized cost and present reinsurance assets and liabilities net of reinsurance. For reporting purposes, statutory capital and surplus is referred to collectively as "statutory capital".

Statutory Net Income (Loss)
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
			2020	2019
Combined statutory net income (loss)	$(426)	$(2)	$245	$488

Statutory Capital
	Successor Company	Predecessor Company
	December 31, 2021	December 31, 2020
Statutory capital [1]	$2,153	$3,142
[1]    The Company relies upon a prescribed practice allowed by Connecticut state laws that allow the Company to receive a reinsurance reserve credit for reinsurance treaties that provide for a limited right of unilateral cancellation by the reinsurer. The benefit from this prescribed practice was approximately $29 and $51 as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), respectively.
Statutory accounting practices do not consolidate the net income (loss) of subsidiaries that report under U.S. GAAP. The combined statutory net income (loss) above represents the total statutory net income (loss) of the Company and its other insurance subsidiaries. Statutory accounting principles require that ceding commissions paid on reinsurance transactions be expensed in the period incurred, affecting statutory net loss, where GAAP allows for the deferral of these amounts. In addition, as noted in Note 1 - Basis of Presentation and Significant Accounting Policies, the Company paid a $500 dividend associated with the Sixth Street transaction. Both items affected statutory capital.
Regulatory Capital Requirements
The Company's U.S. insurance companies' states of domicile impose RBC requirements. The requirements provide a means of measuring the minimum amount of statutory capital appropriate for an insurance company to support its overall business operations based on its size and risk profile. Regulatory compliance is determined by a ratio of a company's total adjusted capital (“TAC”) to its authorized control level RBC (“ACL RBC”). Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences (“Company Action Level”) is two times the ACL RBC. The adequacy of a company's capital is determined by the ratio of a company's TAC to its Company Action Level, known as the "RBC ratio." The Company and all of its operating insurance subsidiaries had RBC ratios in excess of the minimum levels required by the applicable insurance regulations. The RBC ratios for the Company and its principal life insurance operating subsidiaries were all in excess of 300% of their Company Action Levels as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company). The reporting of RBC ratios is not intended for the purpose of ranking any insurance company, or for use in connection with any marketing, advertising or promotional activities.
Dividends
As a condition to the Sixth Street Acquisition, the CTDOI requires any dividends from the Company, for a two-year period following the acquisition, be approved by the state insurance commissioner. Subsequent to this approval condition, dividends to the Company from its insurance subsidiaries and dividends from the Company to its parent are restricted by insurance regulation. The payment of dividends by Connecticut-domiciled insurers is limited under the insurance holding

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
13. Statutory Results (continued)
company laws of Connecticut. These laws require notice to and approval by the state insurance commissioner for the declaration or payment of any dividend, which, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of the insurer’s policyholder surplus as of December 31 of the preceding year or (ii) net income (or net gain from operations, if such company is a life insurance company) for the twelve-month period ending on the thirty-first day of December last preceding, in each case determined under statutory insurance accounting principles. In addition, if any dividend of a domiciled insurer exceeds the insurer’s earned surplus or certain other thresholds as calculated under applicable state insurance law, the dividend requires the prior approval of the domestic regulator. In addition to statutory limitations on paying dividends, the Company also takes other items into consideration when determining dividends from subsidiaries. These considerations include, but are not limited to, expected earnings and capitalization of the subsidiary, regulatory capital requirements and liquidity requirements of the individual operating company.
On June 28, 2021 (Predecessor Company), TL paid a $500 dividend to its then parent, TLI.
Absent the restrictions noted above, the Company would be permitted to pay up to a maximum of $215 in dividends and the Company's subsidiaries are permitted to pay up to a maximum of $395 in dividends as determined by the above mentioned insurance regulations.
On September 18, 2020 (Predecessor Company), TL received a $400 dividend from its subsidiary, Talcott Resolution Life and Annuity Insurance Company ("TLA"). On the same date, TL subsequently declared and paid a $319 dividend to its parent TLI.
On September 16, 2019 (Predecessor Company), TL received a $250 dividend from its subsidiary, TLA. On the same date, TL subsequently declared and paid a $700 dividend to its parent, TLI.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
14. Changes in and Reclassifications From Accumulated Other Comprehensive Income

Changes in AOCI, Net of Tax for the Period of July 1, 2021 to December 31, 2021 (Successor Company)
	Changes in
	Net Unrealized Gain on Fixed Maturities	Unrealized Losses on Fixed Maturities for Which an ACL Has Been Recorded	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$—	$—	$—	$—	$—
OCI before reclassifications	(12)	—	—	—	(12)
Amounts reclassified from AOCI	2	—	—	—	2
OCI, net of tax	(10)	—	—	—	(10)
Ending balance	$(10)	$—	$—	$—	$(10)

Changes in AOCI, Net of Tax for the Six Months Ended June 30, 2021 (Predecessor Company)
	Changes in
	Net Unrealized Gain on Fixed Maturities	Unrealized Losses on Fixed Maturities for Which an ACL Has Been Recorded	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$1,282	$—	$(1)	$—	$1,281
OCI before reclassifications	(238)	—	—	—	(238)
Amounts reclassified from AOCI	(37)	—	1	—	(36)
OCI, net of tax	(275)	—	1	—	(274)
Ending balance	$1,007	$—	$—	$—	$1,007

Changes in AOCI, Net of Tax for the Year Ended December 31, 2020 (Predecessor Company)
	Changes in
	Net Unrealized Gain on Fixed Maturities	Unrealized Losses on Fixed Maturities for Which an ACL Has Been Recorded	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$717	$—	$—	$—	$717
OCI before reclassifications	665	(1)	(1)	—	663
Amounts reclassified from AOCI	(100)	1	—	—	(99)
OCI, net of tax	565	—	(1)	—	564
Ending balance	$1,282	$—	$(1)	$—	$1,281

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
14. Changes in and Reclassifications From Accumulated Other Comprehensive Income (continued)

Changes in AOCI, Net of Tax for the Year Ended December 31, 2019 (Predecessor Company)
	Changes in
	Net Unrealized Gain on Fixed Maturities	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$(173)	$—	$2	$(171)
OCI before reclassifications	927	—	(2)	925
Amounts reclassified from AOCI	(37)	—	—	(37)
OCI, net of tax	890	—	(2)	888
Ending balance	$717	$—	$—	$717

Reclassification from AOCI
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,		Affected Line Item on the Consolidated Statements of Operations
			2020	2019
Net Unrealized Gain on Fixed Maturities
Available-for-sale securities	$(2)	$47	$127	$47	Net realized capital losses
	(2)	47	127	47	Income before income taxes
	—	10	27	10	Income tax expense
	$(2)	$37	$100	$37	Net income
Unrealized Losses on Fixed Maturities for Which an ACL Has Been Recorded
Fixed maturities, AFS	$—	$—	$(1)		Net realized capital losses
	—	—	(1)		Income before income taxes
	—	—	—		Income tax expense
	$—	$—	$(1)		Net income
Net Gains on Cash-Flow Hedging Instruments
Interest rate swaps	$—	$—	$—	$—	Net realized capital losses
Interest rate swaps	—	—	—	—	Net investment income
Foreign currency swaps	—	(1)	—	—	Net realized capital losses
	—	(1)	—	—	Income before income taxes
	—	—	—	—	Income tax expense
	$—	$(1)	$—	$—	Net income
Total amounts reclassified from AOCI	$(2)	$36	$99	$37	Net income

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
15. Revenue from Contracts with Customers
The Company follows the FASB’s updated guidance for recognizing revenue from contracts with customers which excludes insurance contracts and financial instruments. Revenue subject to the guidance is recognized when, or as, goods or services are transferred to customers in an amount that reflects the consideration that an entity is expected to receive in exchange for those goods or services.

Revenues from Contracts with Customers
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
			2020	2019
Administration and distribution services fees	$45	$44	$80	$84
The Company earns revenues from these contracts primarily for administrative and distribution services fees from offering certain fund families as investment options in its variable annuity products. Fees are primarily based on the average daily net asset values of the funds and are recorded in the period in which the services are provided and collected monthly. Fluctuations in domestic and international markets and related investment performance, volume and mix of sales and redemptions of the funds, and other changes to the composition of assets under management are all factors that ultimately have a direct effect on fee income earned.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
16. Subsequent Event
The Company has evaluated subsequent events through April 1, 2022, the date the consolidated financial statements were issued. There have been no events occurring subsequent to December 31, 2021, which have a material effect on the consolidated financial condition of the Company.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Stockholder of
Talcott Resolution Life Insurance Company

Opinion on the Financial Statement Schedules

We have audited the consolidated financial statements of Talcott Resolution Life Insurance Company and subsidiaries (the "Company") as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), and for the period of July 1, 2021 to December 31, 2021 (Successor Company) and the six months ended June 30, 2021 (Predecessor Company), and for the years ended December 31, 2020 and 2019 (Predecessor Company), and have issued our report thereon dated April 1, 2022 (which report expresses an unqualified opinion and includes an emphasis of matter paragraph concerning the Company’s election to pushdown purchase accounting in 2021). Our audits also included the financial statement schedules I, IV, and V. These financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company’s financial statement schedules based on our audits. In our opinion, such financial statement schedules, when considered in relation to the financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

/s/ DELOITTE & TOUCHE LLP

Hartford, CT
April 1, 2022

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
SCHEDULE I
SUMMARY OF INVESTMENTS—OTHER THAN INVESTMENTS IN AFFILIATES
($ in millions)

	Successor Company
	As of December 31, 2021
Type of Investment	Cost	Fair Value	Amount at Which Shown on Balance Sheet
Fixed Maturities
Bonds and notes
U.S. government and government agencies and authorities (guaranteed and sponsored)	$1,643	$1,669	$1,887
States, municipalities and political subdivisions	1,452	1,456	1,456
Foreign governments	365	362	362
Public utilities	1,718	1,707	1,707
All other corporate bonds	11,662	11,650	11,650
All other mortgage-backed and asset-backed securities	4,146	4,127	3,909
Total fixed maturities, available-for-sale	20,986	20,971	20,971
Fixed maturities, at fair value using fair value option	—	—	—
Total fixed maturities	20,986	20,971	20,971
Equity Securities
Common stocks
Industrial, miscellaneous and all other	25	25	25
Non-redeemable preferred stocks	178	178	178
Total equity securities, at fair value	203	203	203
Mortgage loans [1]	2,143	2,138	2,131
Policy loans	1,484	1,484	1,484
Futures, options and miscellaneous	195	15	15
Real estate acquired in satisfaction of debt	11	11	11
Short-term investments	1,254	1,254	1,254
Investments in partnerships and trusts	1,147		1,147
Total investments	$27,423		$27,216
[1] Cost of mortgage loans excludes the allowance for credit losses ("ACL") of $12. For further information, refer to Schedule V - Valuation and Qualifying Accounts.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
SCHEDULE IV
REINSURANCE
($ In millions)

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
For the Period of July 1, 2021 to December 31, 2021 (Successor Company)
Life insurance in-force	$232,607	$166,822	$158	$65,943	—%
Insurance Revenues
Life insurance and annuities	$1,170	$798	$69	$441	16%
Accident health insurance	3	3	—	—	—%
Total insurance revenues	$1,173	$801	$69	$441	16%
For the Six Months Ended June 30, 2021 (Predecessor Company)
Life insurance in-force	$236,517	$170,776	$166	$65,907	—%
Insurance Revenues
Life insurance and annuities	$1,202	$804	$64	$462	14%
Accident health insurance	8	8	—	—	—%
Total insurance revenues	$1,210	$812	$64	$462	14%
For the Year Ended December 31, 2020 (Predecessor Company)
Life insurance in-force	$239,801	$174,372	$173	$65,602	—%
Insurance Revenues
Life insurance and annuities	$2,201	$1,550	$125	$776	16%
Accident health insurance	20	20	—	—	—%
Total insurance revenues	$2,221	$1,570	$125	$776	16%
For the Year Ended December 31, 2019 (Predecessor Company)
Life insurance in-force	$249,728	$181,779	$378	$68,327	1%
Insurance Revenues
Life insurance and annuities	$2,350	$1,602	$115	$863	13%
Accident health insurance	25	25	—	—	—%
Total insurance revenues	$2,375	$1,627	$115	$863	13%

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
SCHEDULE V
VALUATION AND QUALIFYING ACCOUNTS
(In millions)

Successor Company
2021	Balance July 1,	Charged to Costs and Expenses	Write-offs/Payments/Other	Balance December 31,
Allowance for credit losses ("ACL") on fixed maturities, AFS	$—	$—	$—	$—
ACL on mortgage loans	12	—	—	12
ACL on reinsurance recoverables	34	3	—	37
Predecessor Company
2021	Balance January 1,	Charged to Costs and Expenses	Write-offs/Payments/Other	Balance June 30,
ACL on fixed maturities, AFS	1	—	—	1
ACL on mortgage loans	17	(6)	—	11
ACL on reinsurance recoverables	7	—	—	7
2020	Balance January 1,	Charged to Costs and Expenses	Write-offs/Payments/Other	Balance December 31,
ACL on fixed maturities, AFS	—	1	—	1
ACL on mortgage loans	9	8	—	17
ACL on reinsurance recoverables	5	2	—	7
2019	Balance January 1,	Charged to Costs and Expenses	Write-offs/Payments/Other	Balance December 31,
Valuation allowance on mortgage loans	$5	$—	$(5)	$—

PART C
OTHER INFORMATION
ITEM 27. FINANCIAL STATEMENTS AND EXHIBITS
(a)	All financial statements are included in Part A and Part B of this Registration Statement.
(b)(1)
Resolution of the Board of Directors authorizing the establishment of the Separate Account incorporated by reference to Post-Effective Amendment No. 24, to Registration Statement No. 033-59541 filed on April  22,
2011.

(b)(2)	Not applicable.
(b)(3)(a)	Principal Underwriter Agreement incorporated by reference to Post-Effective Amendment No. 28, to Registration Statement No. 033-59541 filed on April 22, 2013.
(b)(3)(b)	Form of Sales Agreement incorporated by reference to Post-Effective Amendment No. 28, to Registration Statement No. 033-59541 filed on April 22, 2013.
(b)(4)	Form of Variable Annuity Contract incorporated by reference to Post-Effective Amendment No. 29, to Registration Statement No. 033-19947 filed on April 22, 2011.
(b)(5)	Form of the Application incorporated by reference to Post-Effective Amendment No. 32, to Registration Statement No. 033-19946 filed on April 22, 2011.
(b)(6)(a)	Articles of Incorporation of Talcott Resolution incorporated by reference to Post-Effective Amendment No. 64, to Registration Statement No 333-72042 filed on April 30, 2019.
(b)(6)(b)	Amended and Restated Bylaws of Talcott Resolution incorporated by reference to Post-Effective Amendment No. 64, to Registration Statement No 333-72042 filed on April 30, 2019.
(b)(7)(a)	Reinsurance Agreement incorporated by reference to Post-Effective Amendment No. 28, to Registration Statement No. 033-59541 filed on April 22, 2013.
(b)(7)(b)	Reinsurance Agreement dated as of December 31, 2020, is incorporated by reference to Post-Effective Amendment No. 40 to Registration Statement No. 033-19947 filed on April 30, 2021.
(b)(8)(a)	Administrative Services Agreement dated as of December 31, 2020, is incorporated by reference to Post- Effective Amendment No. 40 to Registration Statement No. 033-19947 filed on April 30, 2021.
(b)(8)(b)
Fund Participation Agreement — Hartford Securities Distribution Company,  Inc. incorporated by reference to
Post-Effective Amendment No. 30, to Registration Statement No. 033-19947 filed on April 23, 2012.

(b)(8)(b)(i)
Fund Participation Agreement Amendment Nos. 1 and 2 — Hartford Securities Distribution Company,  Inc.
incorporated by reference to Post-Effective Amendment No. 54, to Registration Statement No. 333-72042 filed on September 22, 2015.

(b)(8)(c)	Fund Participation Agreement — Calvert Asset Management Company, Inc. incorporated by reference to Post- Effective Amendment No. 34, to Registration Statement No. 033-19947 filed on April 28, 2015.
(b)(8)(d)	Fund Participation Agreement — HIMCO Distribution Services Company incorporated by reference to Post- Effective Amendment No. 34, to Registration Statement No. 033-19947 filed on April 28, 2015.
(b)(9)(a)	Opinion and Consent of Christopher Grinnell, Vice President and Associate General Counsel, filed herewith.
(b)(9)(b)	Opinion and Consent of Mike Knowles, sub-administrator and agent and attorney-in-fact to Talcott Resolution Life Insurance Company Separate Account DC-I, filed herewith.
(b)(10)(a)	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm, filed herewith.
(b)(10)(b)	Consent of KPMG, LLP, Independent Registered Public Accounting Firm, Talcott Resolution Life Insurance Company DC Variable Account — I, filed herewith.
(b)(10)(c)	Written Consent of Eversheds Sutherland (US) LLP, filed herewith.

(b)(11)	Not applicable.
(b)(12)	Not applicable.
(b)(99)	Copy of Power of Attorney, filed herewith.

033-19947 HV-1009

ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR
NAME	POSITION
Christopher B. Abreu	Vice President and Chief Risk Officer
Christopher B Cramer	Senior Vice President, Corporate Secretary and Chief Tax Officer
Christopher J. Dagnault	Vice President
Christopher M. Grinnell	Vice President and Associate General Counsel
Christopher S. Conner	Assistant Vice President, Chief Compliance Officer of Separate Accounts, AML Compliance Officer and Sanctions Compliance Officer
Craig D. Morrow	Vice President and Actuary
David Bell	Assistant Secretary and Chief Information Officer
Diane Krajewski	Vice President, Chief Human Resources Officer and Head of Operations
Donna R. Jarvis	Vice President and Actuary
Ellen T. Below	Vice President and Chief Communications Officer and Head of Implementation
Glenn Gadzik	Vice President and Actuary
James Cubanski	Vice President
Jeremy Billiel	Assistant Vice President and Treasurer
John B. Brady	Vice President and Chief Actuary, Appointed Actuary
Jonathan P. Waters	Assistant Vice President and Chief Privacy Officer
Lisa M. Proch	Senior Vice President, General Counsel and Chief Compliance Officer, Director
Matthew Bjorkman	Vice President and Chief Auditor
Matthew J. Poznar	Senior Vice President and Chief Investment Officer, Director
Michael R. Hazel	Vice President and Controller
Peter F. Sannizzaro	President, Chief Executive Officer, Director
Peter Manley	Vice President and Head of Corporate Development and Strategy
Robert R. Siracusa	Vice President and Chief Financial Officer
Robert W. Stein	Director
Ronald K. Tanemura	Director
Samir Srivastava	Vice President and Chief Information Officer, Director
Xiaobo Zhou	Assistant Vice President and Head of Pricing
Unless otherwise indicated, the principal business address of each of the above individuals is 1 Griffin Road North, Windsor, CT 06095.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT
The Separate Accounts of Talcott Resolution Life Insurance Company (“TL”) and Talcott Resolution Life and Annuity Insurance Company (“TLA”) are the listed Registrants. TL and TLA are the Depositors. Entities that are controlled by TAO Insurance Holdings, LLC, which controls the Depositors, are listed below, along with entities that are owned or controlled by the Depositors
Alan Waxman and Anthony M. Muscolino (Individuals) (1)(2)
TAO Insurance Holdings, LLC (DE) (1) (3)
TAO Sutton Parent, LLC (CYM)
TAO Sutton Holdings, LLC (CYM)
Sutton Investments, LLC (BMU)
Sutton Holdings Investments, Ltd. (BMU)
Sutton Re FinCo, Ltd. (BMU)
Sutton Re Holdings, Ltd. (BMU)
Sutton Life Re, Ltd. (BMU)
Sutton Cayman, Ltd. (CYM)
Sutton Holdings GP, LLC (DE)
Hopmeadow Holdings, LP (DE)
Hopmeadow Acquisition, Inc. (DE)
Talcott Resolution Life, Inc. (DE)
Lombard International Administration Services Company, LLC (DE)
LIAS Administration Fee Issuer LLC (DE)
TR Re, Ltd. (BMU)
Talcott Resolution Life Insurance Company (CT) (4)
(1)
Alan Waxman, as a member of TAO Insurance Holdings, LLC, has the authority to appoint the managing member of TAO Insurance Holdings, LLC, and has appointed Anthony M. Muscolino.
(2)
Certain other entities that are affiliated with the Depositors and controlled by Alan Waxman are: Cadence ALM GP Holdco, LLC (DE), Cadence ALM US, L.P. (DE), Cadence Services US, LLC (DE), Sixth Street Advisers, LLC (DE), Sixth Street Insurance Solutions, L.P. (DE), Sixth Street Insurance GP Holdco, LLC (DE), and Sixth Street TAO Management, LLC.
(3)
Managing member of TAO Sutton Parent, LLC and TAO Sutton Holdings LLC.
(4)
The following entities are wholly-owned subsidiaries of Talcott Resolution Life Insurance Company and are under common control: American Maturity Life Insurance Company (CT), Talcott Resolution International Life Reassurance Corporation (CT), Talcott Resolution Life and Annuity Insurance Company (CT), and 21 Church Street R, LLC (DE). Talcott Resolution Life and Annuity Insurance Company (CT) owns 100% of Talcott Resolution Distribution Company, Inc. (CT) and Talcott Resolution Comprehensive Employee Benefit Service Company (CT).

ITEM 30. INDEMNIFICATION
Section 33-776 of the Connecticut General Statutes states that: “a corporation may provide indemnification of, or advance expenses to, a director, officer, employee or agent only as permitted by sections 33-770 to 33-779, inclusive.”
Provision is made that the Corporation, to the fullest extent permissible by applicable law as then in effect, shall indemnify any individual who is a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal (each, a “Proceeding”) because such individual is or was (i) a Director, or (ii) an officer or employee of the Corporation (for purposes of the by-laws, each an “Officer”), against obligations to pay judgments, settlements, penalties, fines or reasonable expenses (including counsel fees) incurred in a Proceeding if such Director or Officer: (l)(A) conducted him or herself in good faith; (B) reasonably believed (i) in the case of conduct in such person’s official capacity, which shall include service at the request of the Corporation as a director, officer or fiduciary of a Covered Entity (as defined below), that his or her conduct was in the best interests of the Corporation; and (ii) in all other cases, that his or her conduct was at least not opposed to the best interests of the Corporation; and (C) in the case of any criminal proceeding, such person had no reasonable cause to believe his or her conduct was unlawful; or (2) engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the Corporation’s Certificate, in each case, as determined in accordance with the procedures set forth in the by-laws. For purposes of the by- laws, a “Covered Entity” shall mean another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) in respect of which such person is serving at the request of the Corporation as a director, officer or fiduciary.
Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
ITEM 31. PRINCIPAL UNDERWRITERS
(a)
MMLD acts as principal underwriter for the following investment companies:
Talcott Resolution Life Insurance Company - Separate Account Two
Talcott Resolution Life Insurance Company - Separate Account Two (DC Variable Account I)
Talcott Resolution Life Insurance Company - Separate Account Two (DC Variable Account II)
Talcott Resolution Life Insurance Company - Separate Account Two (QP Variable Account)
Talcott Resolution Life Insurance Company - Separate Account Two (NQ Variable Account)
Talcott Resolution Life Insurance Company - Separate Account Eleven
Talcott Resolution Life Insurance Company - Separate Account Twelve
(b)
Officers and Member Representatives of MML Distributors, LLC
NAME	POSITIONS AND OFFICES WITH UNDERWRITER	PRINCIPAL BUSINESS ADDRESS
Alyssa O’Connor	Assistant Secretary	*
Aruna Hobbs	Vice President	**
Edward K. Duch III	Assistant Secretary	*
James P. Puhala	Chief Compliance Officer	*
Jeffrey Sajdak	Assistant Treasurer	*
Julieta Sinisgalli	Assistant Treasurer	*
Kelly Pirotta	AML Compliance Officer	*
Kevin LaComb	Assistant Treasurer	*
Mario Morton	Registration Manager and Continuing Education Officer	*
Michael Fanning	Member Representative, MassMutual Holding LLC and Massachusetts Mutual Life Insurance Company	*
Nathan L. Hall	Chief Financial Officer and Treasurer	*
Pablo Cabrera	Assistant Treasurer	*
Paul LaPiana	Chief Executive Officer and President	*
Robert S. Rosenthal	Vice President, Chief Legal Officer, and Secretary	*
Stephen Alibozek	Entity Contracting Officer	*

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	PRINCIPAL BUSINESS ADDRESS
Vincent Baggetta	Chief Risk Officer	*
*
Address: 1295 State Street, Springfield, MA 01111
**
Address: One Marina Park Drive, Suite 800, Boston, MA 02210
ITEM 32. LOCATION OF ACCOUNTS AND RECORDS
All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Great-West Life & Annuity Insurance Company (“Great-West”), as sub-administrator at 8515 East Orchard Road, Greenwood Village, Colorado 80111
ITEM 33. MANAGEMENT SERVICES
All management contracts are discussed in Part A and Part B of this registration statement.
ITEM 34. FEE REPRESENTATION
The Depositor represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.
ITEM 35. ADDITIONAL REPRESENTATION
The Company is relying the relief provided in ING Life Insurance and Annuity Company (Aug. 30, 2012) and American Council of Life Insurance, (Nov. 28, 1988) with respect to the sale of the Contracts to fund 403(b) plans and has complied with the terms of these letters.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the Town of Windsor, and State of Connecticut on this 27th day of April, 2022.
TALCOTT RESOLUTION LIFE INSURANCE COMPANY - SEPARATE ACCOUNT TWO (DC VARIABLE ACCOUNT I) (Registrant)
By:	/s/ Peter F. Sannizzaro
Peter F. Sannizzaro President and Chief Executive Officer

TALCOTT RESOLUTION LIFE INSURANCE COMPANY (Depositor)
By:	/s/ Peter F. Sannizzaro
Peter F. Sannizzaro President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons and in the capacity and on the date indicated.
Signature	Title	Date
/s/ Peter F. Sannizzaro	President, Chief Operating Officer and Director	April 27, 2022
Peter F. Sannizzaro
/s/ Robert R. Siracusa	Vice President and Chief Financial Officer	April 27, 2022
Robert R. Siracusa
/s/ Lisa M. Proch	Senior Vice President, General Counsel and Chief Compliance Officer, Director*	April 27, 2022
Lisa M. Proch*
/s/ Matthew J. Poznar	Senior Vice President and Chief Investment Officer, Director*	April 27, 2022
Matthew J. Poznar*
/s/ Robert W. Stein	Director*	April 27, 2022
Robert W. Stein*
/s/ Ronald K. Tanemura	Director*	April 27, 2022
Ronald K. Tanemura*

Signature		Title	Date
/s/ Samir Srivastava		Vice President and Chief Information Officer, Director*	April 27, 2022
Samir Srivastava*

*By:	/s/ Mike Knowles	Attorney-in-Fact	April 27, 2022
Mike Knowles

033-19947